united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

6256 Greenwich Dr. Ste. 550, San Diego, CA 92122

(Address of principal executive offices) (Zip code)

Timothy Burdick

Ultimus Fund Solutions LLC., 4221 N 203rd St., Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/23

Item 1. Reports to Stockholders.

DUNHAM

April 30, 2023

SEMI-ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

BOND FUNDS

U.S. VALUE FUNDS

Dunham Large Cap Value Fund
Dunham Small Cap Value Fund

U.S. GROWTH FUNDS

INTERNATIONAL EQUITY FUNDS

Dunham Emerging Markets Stock Fund
Dunham International Stock Fund

ALTERNATIVE FUNDS

Investment Adviser:

This Semi-Annual Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements also include those preceded by, followed by or that include the words “believes”, “expects”, “anticipates” or similar expressions. Such statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors. Each Fund makes no commitments to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. In addition, prospective purchasers of the Funds should consider carefully the information set forth herein and the applicable fund’s prospectus. Other factors and assumptions not identified above may also have been involved in the derivation of these forward-looking statements, and the failure of these other assumptions to be realized may also cause actual results to differ materially from those projected.

Dear Fellow Shareholders:

Volatile markets that were predicated on uncertainty and fear have historically provided opportunities to seek out potentially oversold asset classes and securities. The previous fiscal year exhibited these characteristics as U.S. investment-grade bonds fell substantially along with stocks and investors had little refuge to protect their portfolios from substantial declines. The significant negative returns in bonds were primarily explained by the aggressive interest rate increases implemented by the Federal Open Market Committee as they sought to battle rampant inflation. However, these significantly higher short-term interest rates corresponded with a sharply inverted yield curve and increasing odds of a recession, causing securities associated with higher risk, such as equities, to experience substantial declines, as well. At the commencement of the current fiscal year, some equity valuations appeared attractive and bond yields were broadly adjusted to reflect the new interest rate regime. This meant that short-term real yields (adjusted for inflation) were still negative, but were at least less negative than in the middle of 2022. Although earnings reports have broadly corresponded with company management providing tepid outlooks, more recent disruptions in the banking sector resulted in a short-term resurgence of fear. Much of that fear was quickly stifled by a Fed that has prioritized the perception of liquidity in the banking system since the start of the COVID pandemic, as it quickly announced that deposits over the FDIC limit would be covered for those particular banks. Similarly, when one of the largest global banks faltered, the Swiss government quickly arranged for a union with its largest bank to quell a run on the banks. This has evolved into a period of heightened government intervention where the end goal for each country’s central bank is to control inflation but to also avoid a deep recession.

The remainder of this fiscal year is expected to provide additional clarity on the depth of the impending recession. However, factors that provide some uncertainty for the investment markets also include the potential for rising default rates, deterioration in certain real estate property markets, and the perseverance of an exhausted consumer that has borne the brunt of massively inflated goods and services. We are cautious that a worsening or deterioration of any of these may serve to conflagrate another spike in market volatility. Therefore, with a diverse array of Dunham Funds, each representing a unique asset class and investment strategy, we are confident that the tools are available to our investors that are seeking to maintain diversification across asset classes and manage impending risks. We continue to believe that it is important to remain disciplined and methodical, especially when many other investors are not.

I continue to personally invest alongside you, and I remain confident that you can continue to rely on us to apply a rational and unemotional approach. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously. We look forward to servicing the investment needs for you and your family for generations to come.

Sincerely,

Jeffrey A. Dunham
President
Dunham & Associates
April 30, 2023

Dunham Corporate/Government Bond Fund (Unaudited)
Message from the Sub-Adviser (Virtus Fixed Income Advisers, LLC)

Asset Class Recap

Investment-grade bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, sold off in tandem with equity markets the previous fiscal year as the asset classes duration adversely impacted performance. The Federal Open Market Committee became increasingly hawkish the previous fiscal year as persistent inflation, coupled with data illustrating a strong consumer and resilient job market, helped justify a series of rate hikes in the Federal Funds Rate. The aggressive actions continued to begin the current fiscal year as the Federal Reserve raised the Federal Funds Rate another 75 basis points in early November. However, sentiment meaningfully turned toward the end of the fiscal six-month period amid hopes of a Federal Reserve pivot on the horizon, due to economic data indicating that inflation was slowing, and rising concerns of recession following the collapse of Silicon Valley Bank (SVB) (not held). Although all credit sectors finished in positive territory, it was a volatile six -month period ended April 30, 2023. The 10-year U.S. Treasury yield spiked to its highest level during the six-month period at 4.2 percent in early November 2022, but sank to its lowest level during the fiscal period at 3.3 percent in early April 2023. Investment-grade corporate bonds and U.S. government bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, gained 6.9 percent over the six-month period. Fixed income asset classes with less interest rate sensitivity, such as high-yield bonds, underperformed their investment-grade counterparts, however, still finished in positive territory. U.S. high-yield bonds, as measured by the ICE BofA U.S. Cash Pay High-Yield Index, gained 5.8 percent. Similarly, leveraged loans, as measured by the Credit Suisse Leveraged Loan Index, increased 5.6 percent over the fiscal period.

Allocation Review

Nearly half of U.S. investment-grade bonds in the benchmark index are represented by Treasury and government agency bonds; therefore, much of the performance of the benchmark index is dictated by how those U.S. government-related bonds perform, and far less is dependent on the performance of corporate bonds and non-agency mortgage-backed securities. Over the fiscal period, U.S. Treasury bonds, as measured by the ICE BofA U.S. Treasury & Agency Index, increased 6.0 percent. As the Fund had approximately 25 percent allocated to Treasury and government agency bonds, this is far less than what is represented by the benchmark index, and this significant underweight generally contributed to relative Fund performance over the most recent fiscal period. The Fund’s largest exposure was to investment-grade corporate bonds, comprising roughly 27 percent of the Fund. Investment-grade corporate bonds, as measured by the ICE BofA U.S. Corporate Index, increased 9.2 percent during the fiscal period, contributing to relative and absolute outperformance. The Fund’s significant overweight to non-agency residential mortgage-backed securities, was one of the largest detractors from performance. Although commercial mortgage-backed securities still benefited from robust demand, higher interest rates and challenging valuations were a headwind in the credit sector. Over the fiscal period, non-agency RMBS, as measured by the Markit iBoxx Broad U.S. Non-Agency RMBS Index, increased 4.0 percent.

Holdings Insights

Credit selection within corporate bonds provided one of the largest contributions to relative and absolute performance over the fiscal period. The PulteGroup, Inc. 6.375%, due 05/15/2033 (745867AP6) (holding weight*: 0.34 percent), the third largest residential home construction company in the U.S. based on total homes closed, increased 17.5 percent over the fiscal period. The Pulte bond benefitted from greater-than expected housing market resilience, potentially leading to a strong earnings report highlighting record home closings. Also, Pulte has tightened their financial discipline recently, reducing their outstanding debt by more than one third since 2018. Furthermore, the allocation to and composition within U.S. Treasury holdings contributed positively to Fund performance. An outperforming position within this sector was the U.S. Treasury Bond 1.375% due 8/15/2050 (912810SP4) (holding weight*: 1.22 percent), increasing 14.7 percent over the fiscal period. This gain was primarily attributable to the long duration of this bond. Exposure to municipal bonds was another meaningful contributor to performance, as the relative overweight coupled with strong security selection provided a significant tailwind in the sector. An example of strong security selection was the Broward County, Florida Water & Sewer Utility Revenue 4.0% due 10/01/2047 (115117NJ8) (holding weight*: 0.56 percent), which increased 13.4 percent over the fiscal period. The Sub-Adviser attributes the outperformance to the longer duration of this bond, coupled with a relatively low new issue supply.

Although the high yield corporate bond sector held positions that contributed to Fund performance, some of the worst performing credits within the Fund came from this sector. Two such positions were high-yield bonds from the same issuer, the Level 3 Financing, Inc. 3.625%, due 1/15/2029 (527298BS1) (holding weight*: 0.12 percent) and the 4.25% due 7/1/2028 (527298BR3) (holding weight*: 0.08 percent) which declined 25.9 percent and 27.0 percent, respectively over the fiscal period; the bottom performing credits in the Fund. The Sub-Adviser attributes this performance to parent company Lumen Technologies’ (LUMN) (not held) senior management giving very poor guidance for 2023 which they expected will result in far less deleveraging and free cash flow than investors anticipated. Given the complexity of their structure, the market quickly concluded that Level 3 would become a funding vehicle for Lumen, entailing substantial leverage increases. The third largest detractor from Fund performance was an investment-grade corporate bond, Lincoln National Corporation floating rate due 4/20/2067 (534187BP3) (holding weight*: 0.09 percent), which declined 9.2 percent over the six -month period. The Sub-Adviser noted that the underperformance of Lincoln bonds followed a weak fourth quarter earnings release in which Lincoln took additional large reserve charges and announced a change in their Chief Financial Officer. The Sub-Adviser also noted that Lincoln’s leverage is elevated resulting from several successive quarters of increased reserve provisions, potentially driving negative sentiment around the recent changes.

Sub-Adviser Outlook

Following the volatile 2022 calendar year, where bond markets experienced their worst selloff since 1949, the Sub-Adviser views fixed-income markets as transitioning to a more range-bound environment moving forward. The Sub-Adviser is optimistic that the economy is building for a soft landing, and if it enters a recession, it anticipates that it will be mild. As a result, it believes the worst-case scenarios for the economy are already priced in. The Sub-Adviser believes that spread valuations are currently at fair levels; therefore, it remains neutral on the direction of risk markets but are ready to add risk exposure if the opportunity arises.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2023.

Dunham Corporate/Government Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month	1 Year Return	5 Year Return	10 Year Return
Class N	6.63%	(1.76)%	1.09%	1.09%
Class A with Load 4.50%	1.60%	(6.48)%	(0.08)%	0.37%
Class A without load	6.43%	(2.07)%	0.85%	0.83%
Class C	6.21%	(2.50)%	0.35%	0.34%
Bloomberg US Aggregate Bond Index (a)	6.91%	(0.43)%	1.18%	1.32%
Morningstar Intermediate Core Plus Bond Category (b)	6.88%	(1.11)%	1.24%	1.47%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.34% for Class N, 2.09% for Class C and 1.59% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Bloomberg US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Corporate Bonds	33.1%
Asset Backed Securities	30.9%
U.S. Government & Agencies	22.8%
Term Loans	5.2%
Municipal Bonds	3.1%
Short-Term Investments	2.0%
Non U.S. Government & Agencies	1.6%
Collateral for Securities Loaned	1.3%
Total	100.0%

*   Based on total value of investments as of April 30, 2022. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.2%
	AUTO LOAN — 6.5%
158,509	American Credit Acceptance Receivables Trust Series 2021-2 C(a)		0.9700	07/13/27	$156,235
220,000	American Credit Acceptance Receivables Trust Series 2022-1 D(a)		2.4600	03/13/28	206,466
230,000	AmeriCredit Automobile Receivables Trust Series 2020-3 C		1.0600	08/18/26	216,828
155,000	Avis Budget Rental Car Funding AESOP, LLC Series 2019-3A A(a)		2.3600	03/20/26	147,171
611,000	Avis Budget Rental Car Funding AESOP, LLC Series 2023-3A A(a)		5.4400	02/22/28	615,990
317,000	CarNow Auto Receivables Trust Series 2023-1A C(a)		7.2400	09/15/26	316,987
86,345	Carvana Auto Receivables Trust Series 2019-3A D(a)		3.0400	04/15/25	85,648
225,000	Carvana Auto Receivables Trust Series 2021-P3 B		1.4200	08/10/27	192,239
87,189	Carvana Auto Receivables Trust Series 2021-N1 C		1.3000	01/10/28	81,462
105,708	Carvana Auto Receivables Trust Series 2021-N2 C		1.0700	03/10/28	97,601
225,000	CPS Auto Receivables Trust Series 2019-D E(a)		3.8600	10/15/25	219,917
47,581	Credito Real USA Auto Receivables Trust Series 2021-1A A(a)		1.3500	02/16/27	46,815
529,000	DT Auto Owner Trust Series 2023-1A B(a)		5.1900	10/16/28	525,718
310,000	FHF Trust Series 2023-1A A2(a)		6.5700	06/15/28	310,363
180,000	Flagship Credit Auto Trust Series 2020-4 C(a)		1.2800	02/16/27	172,578
180,000	Foursight Capital Automobile Receivables Trust Series 2022-1 B(a)		2.1500	05/17/27	170,103
315,000	Foursight Capital Automobile Receivables Trust Series 2023-1 A3(a)		5.3900	12/15/27	314,668
432,000	GLS Auto Receivables Issuer Trust Series 2019-4A D(a)		4.0900	08/17/26	421,139
345,000	Hertz Vehicle Financing III, LLC Series 2022-1A C(a)		2.6300	06/25/26	317,465
373,824	LAD Auto Receivables Trust Series 2022-1A A(a)		5.2100	06/15/27	371,196
149,508	Lendbuzz Securitization Trust Series 2022-1A A(a)		4.2200	05/17/27	144,319
140,000	OneMain Direct Auto Receivables Trust Series 2021-1A B(a)		1.2600	07/14/28	126,061
921,010	Santander Drive Auto Receivables Trust Series 2020-2 D		2.2200	09/15/26	904,561
275,000	Santander Drive Auto Receivables Trust Series 2021-3 C		0.9500	09/15/27	268,286
195,000	Santander Drive Auto Receivables Trust Series 2022-5 C		4.7400	10/15/28	191,704
422,000	United Auto Credit Securitization Trust Series 2023-1 B(a)		5.9100	07/10/28	418,601
146,000	Veros Auto Receivables Trust Series 2022-1 B(a)		4.3900	08/16/27	141,648
151,957	Westlake Automobile Receivables Trust Series 2020-3A C(a)		1.2400	11/17/25	149,567
345,000	Westlake Automobile Receivables Trust Series 2022-1A B(a)		2.7500	03/15/27	334,940
415,000	Westlake Automobile Receivables Trust Series 2023-1A C(a)		5.7400	08/15/28	416,365
					8,082,641
	CLO — 0.3%
350,000	GoldentTree Loan Management US CLO 1 Ltd. Series 2021-9A A(a),(b)	US0003M + 1.070%	6.3200	01/20/33	345,609

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.1%
813,533	AJAX Mortgage Loan Trust Series 2021-A A1(a),(c)		1.0650	09/25/65	$706,930
102,890	Angel Oak Mortgage Trust Series 2020-R1 A2(a),(c)		1.2470	12/26/24	93,466
68,412	Angel Oak Mortgage Trust Series 2021-8 A1(a),(c)		1.8200	11/25/66	58,616
300,000	Arm Master Trust, LLC Series 2023-T1 A(a)		6.5620	02/17/25	299,998
93,054	Arroyo Mortgage Trust Series 2019-1 A1(a),(c)		3.8050	01/25/49	88,069
100,158	Arroyo Mortgage Trust Series 2019-2 A1(a),(c)		3.3470	04/25/49	94,706
303,111	Bunker Hill Loan Depositary Trust Series 2019-2 A1(a),(d)		2.8790	07/25/49	285,927
35,966	Chase Mortgage Finance Corporation Series 2016-SH2 M2(a),(c)		3.7500	02/25/44	32,034
47,145	Chase Mortgage Finance Corporation Series 2016-SH1 M2(a),(c)		3.7500	04/25/45	40,410
393,960	CIM TRUST Series 2022-R2 A1(a),(c)		3.7500	12/25/61	372,070
69,615	COLT Funding, LLC Series 2021-3R A1(a),(c)		1.0510	12/25/64	60,163
1,533,694	COLT Mortgage Loan Trust Series 2022-4 A1(a),(c)		4.3010	03/25/67	1,493,146
309,774	COLT Mortgage Loan Trust Series 2022-5 A1(a),(c)		4.5500	04/25/67	303,848
64,162	CSMC Series 2021-NQM1 A1(a),(c)		0.8090	05/25/65	54,753
144,695	CSMC Trust Series 2020-RPL4 A1(a),(c)		2.0000	01/25/60	127,881
23,542	CSMC Trust Series 2020-NQM1 A1(a),(d)		1.2080	05/25/65	21,419
370,696	Ellington Financial Mortgage Trust Series 2019-2 A3(a),(c)		3.0460	11/25/59	344,953
22,733	Flagstar Mortgage Trust Series 2017-1 1A3(a),(c)		3.5000	03/25/47	20,850
10,396	Galton Funding Mortgage Trust Series 2018-1 A23(a),(c)		3.5000	11/25/57	9,514
30,633	JP Morgan Mortgage Trust Series 2017-5 A1(a),(c)		3.3000	12/15/47	29,803
1,010,015	JP Morgan Mortgage Trust Series 2017-4 A3(a),(c)		3.5000	11/25/48	940,850
186,919	LHOME Mortgage Trust Series 2021-RTL1 A1(a),(c)		2.0900	09/25/26	183,377
100,000	METLIFE S.E.CURITIZATION TRUST Series 2017-1A M1(a),(c)		3.4390	04/25/55	90,792
36,803	METLIFE S.E.CURITIZATION TRUST Series 2019-1A A1A(a),(c)		3.7500	04/25/58	35,801
1,345,370	MFA Trust Series 2022-INV1 A1(a),(d)		3.9070	04/25/66	1,287,572
756,591	MFA Trust Series 2022-NQM2 A1(a),(d)		4.0000	05/25/67	727,332
199,632	Mill City Mortgage Loan Trust Series 2019-1 M2(a),(c)		3.5000	10/25/69	177,395
170,000	New Residential Mortgage Loan Trust Series 2022-RTL1 A1F(a)		4.3360	12/25/26	164,260
155,420	New Residential Mortgage Loan Trust Series 2014-3A AFX3(a),(c)		3.7500	11/25/54	143,577
155,550	New Residential Mortgage Loan Trust Series 2016-3A B1(a),(c)		4.0000	09/25/56	143,982
39,532	New Residential Mortgage Loan Trust Series 2016-4A A1(a),(c)		3.7500	11/25/56	36,878
307,142	New Residential Mortgage Loan Trust Series 2017-2A A3(a),(c)		4.0000	03/25/57	292,853
82,289	New Residential Mortgage Loan Trust Series 2018-1A A1A(a),(c)		4.0000	12/25/57	78,589
48,391	New Residential Mortgage Loan Trust Series 2021-NQ2R A1(a),(c)		0.9410	09/25/58	43,761

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.2% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 11.1% (Continued)
215,000	New Residential Mortgage Loan Trust Series 2019-RPL2 M2(a),(c)		3.7500	02/25/59	$188,767
388,885	New Residential Mortgage Loan Trust Series 2020-1A A1B(a),(c)		3.5000	10/25/59	361,809
13,000	OBX Trust Series 2019-INV1 A3(a),(c)		4.5000	11/25/48	12,637
135,000	Palisades Mortgage Loan Trust Series 2021-RTL1 A1(a),(d)		2.8570	06/25/26	129,513
177,325	PRET, LLC Series 2021-RN3 A1(a),(d)		1.8430	09/25/51	162,827
31,216	Provident Funding Mortgage Loan Trust Series 2019-1 A2(a),(c)		3.0000	12/25/49	27,276
159,990	PRPM, LLC Series 2021-2 A1(a),(c)		2.1150	03/25/26	152,387
57,444	RCKT Mortgage Trust Series 2020-1 A1(a),(c)		3.0000	02/25/50	50,084
60,341	Residential Mortgage Loan Trust Series 2020-1 A1(a),(c)		2.3760	02/25/24	57,614
8,788	Residential Mortgage Loan Trust Series 2019-2 A1(a),(c)		2.9130	05/25/59	8,642
162,248	SG Residential Mortgage Trust Series 2021-1 A3(a),(c)		1.5600	07/25/61	129,105
71,963	Starwood Mortgage Residential Trust Series 2020-1 A1(a),(c)		2.2750	02/25/50	68,599
22,613	Starwood Mortgage Residential Trust Series 2020-3 A1(a),(c)		1.4860	04/25/65	21,296
725,000	Towd Point Mortgage Trust Series 2017-1 A2(a),(c)		3.5000	10/25/56	699,066
265,000	Towd Point Mortgage Trust Series 2019-HY2 M1(a),(b)	US0001M + 1.600%	6.6200	05/25/58	259,047
365,000	Towd Point Mortgage Trust Series 2021-1 A2(a),(c)		2.7500	11/25/61	299,449
134,499	Verus Securitization Trust Series 2019-INV2 A1(a),(c)		2.9130	07/25/59	130,420
100,000	Verus Securitization Trust Series 2019-4 M1(a),(c)		3.2070	11/25/59	89,968
23,885	Verus Securitization Trust Series 2020-1 A1(a),(d)		2.4170	01/25/60	22,622
44,337	Verus Securitization Trust Series 2021-2 A1(a),(c)		1.0310	02/25/66	38,261
1,820,000	Verus Securitization Trust Series 2023-1 A1(a),(d)		5.8500	12/25/67	1,821,090
162,711	Wells Fargo Mortgage Backed Securities Series 2020-4 A1(a),(c)		3.0000	07/25/50	142,049
					13,758,103
	CREDIT CARD — 0.3%
316,000	Mercury Financial Credit Card Master Trust Series 2023-1A A(a)		8.0400	09/20/27	317,308

	NON AGENCY CMBS — 2.6%
134,767	Angel Oak SB Commercial Mortgage Trust Series 2020-SBC1 A1(a),(c)		2.0680	05/25/50	128,599
310,000	Benchmark Mortgage Trust Series 2023-B38 A2		5.6260	04/15/56	314,110
90,000	BPR Trust Series 2021-KEN A(a),(b)	TSFR1M + 1.364%	6.2540	02/15/29	87,903
385,000	BPR Trust Series 2022-OANA A(a),(b)	TSFR1M + 1.898%	6.7880	04/15/37	375,697
160,000	BX Trust Series 2019-OC11 B(a)		3.6050	12/09/41	139,619
130,000	BX Trust Series 2019-OC11 D(a),(c)		4.0750	12/09/41	110,401
233,239	CHC Commercial Mortgage Trust Series 2019-CHC A(a),(b)	US0001M + 1.120%	6.0680	06/15/34	230,430

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.2% (Continued)
	NON AGENCY CMBS — 2.6% (Continued)
150,000	COMM Mortgage Trust Series 2020-CBM B(a)		3.0990	02/10/37	$139,424
548,635	CSMC Series 2019-ICE4 A(a),(b)	US0001M + 0.980%	5.9280	05/15/36	544,652
305,000	GCT Commercial Mortgage Trust Series 2021-GCT A(a),(b)	US0001M + 0.800%	5.7480	02/15/38	265,593
185,000	Hilton USA Trust Series 2016-SFP B(a)		3.3230	11/05/35	170,333
382,500	KKR Industrial Portfolio Trust Series 2021-KDIP C(a),(b)	TSFR1M + 1.114%	6.0040	12/15/37	367,726
261,000	UBS-Barclays Commercial Mortgage Trust Series 2013-C6 B(a),(c)		3.8750	04/10/46	259,828
62,000	WFRBS Commercial Mortgage Trust Series 2014-C24 AS		3.9310	11/15/47	59,271
					3,193,586
	OTHER ABS — 8.7%
218,130	ACHV A.B.S TRUST Series 2023-1PL A(a)		6.4200	03/18/30	218,334
1,568,591	American Homes 4 Rent 2015-SFR1 Series 2015-SFR1 A(a)		3.4670	04/17/52	1,517,234
230,000	American Homes 4 Rent Trust Series 2014-SFR2 C(a)		4.7050	10/17/36	226,191
220,000	American Homes 4 Rent Trust Series 2015-SFR2 C(a)		4.6910	10/17/45	215,365
175,000	AMSR Trust Series 2020-SFR1 B(a)		2.1200	04/17/37	163,115
250,000	AMSR Trust Series 2020-SFR2 C(a)		2.5330	07/17/37	233,926
100,000	AMSR Trust Series 2020-SFR2 D(a)		3.2820	07/17/37	93,394
384,303	Aqua Finance Trust Series 2017-A A(a)		3.7200	11/15/35	379,657
65,897	Aqua Finance Trust Series 2019-A A(a)		3.1400	07/16/40	62,347
255,080	Aqua Finance Trust Series 2019-A C(a)		4.0100	07/16/40	226,622
270,000	Aqua Finance Trust Series 2020-AA B(a)		2.7900	07/17/46	237,596
193,653	BHG Securitization Trust Series 2021-1A A(a)		1.4200	11/17/33	181,250
70,669	CCG Receivables Trust Series 2019-2 B(a)		2.5500	03/15/27	70,586
220,000	CCG Receivables Trust Series 2021-1 C(a)		0.8400	06/14/27	206,318
103,437	CF Hippolyta, LLC Series 2020-1 A1(a)		1.6900	07/15/60	93,895
329,963	CLI Funding VI, LLC Series 2020-1A A(a)		2.0800	09/18/45	292,727
73,972	Conn’s Receivables Funding, LLC Series 2021-A B(a)		2.8700	05/15/26	73,343
57,885	Corevest American Finance Trust Series 2020-1 A1(a)		1.8320	03/15/50	54,935
100,000	Corevest American Finance Trust Series 2019-3 C(a)		3.2650	10/15/52	84,790
177,949	Corevest American Finance Trust Series 2020-4 A(a)		1.1740	12/15/52	161,159
240,000	Dext A.B.S, LLC Series 2020-1 B(a)		1.9200	11/15/27	233,324
429,000	Dext A.B.S, LLC Series 2023-1 A2(a)		5.9900	03/15/32	429,140
285,000	FirstKey Homes Trust Series 2021-SFR1 D(a)		2.1890	08/17/28	247,296
375,000	FirstKey Homes Trust Series 2020-SFR2 B(a)		1.5670	10/19/37	340,079
228,448	Foundation Finance Trust Series 2019-1A A(a)		3.8600	11/15/34	224,467

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.2% (Continued)
	OTHER ABS — 8.7% (Continued)
85,633	HIN Timeshare Trust Series 2020-A C(a)		3.4200	10/09/39	$79,402
129,025	Jersey Mike’s Funding Series 2019-1A A2(a)		4.4330	02/15/50	121,069
1,080,000	Kubota Credit Owner Trust Series 2023-1A A2(a)		5.4000	02/17/26	1,079,511
57,994	MVW, LLC Series 2020-1A A(a)		1.7400	10/20/37	53,365
370,000	MVW, LLC Series 2023-1A B(a)		5.4200	10/20/40	368,676
12,037	Octane Receivables Trust Series 2020-1A A(a)		1.7100	02/20/25	11,962
265,000	Octane Receivables Trust Series 2023-1A C(a)		6.3700	09/20/29	267,141
81,485	Oportun Funding, LLC Series 2022-1 A(a)		3.2500	06/15/29	79,936
38,352	Orange Lake Timeshare Trust Series 2019-A B(a)		3.3600	04/09/38	36,495
265,000	Progress Residential Series 2021-SFR3 D(a)		2.2880	05/17/26	234,456
201,000	Progress Residential Series 2021-SFR1 C(a)		1.5550	04/17/38	177,334
577,415	Progress Residential Trust Series 2020-SFR1 A(a)		1.7320	04/17/37	538,884
550,000	Progress Residential Trust Series 2020-SFR2 E(a)		5.1150	06/17/37	522,752
275,000	Purchasing Power Funding, LLC Series 2021-A A(a)		1.5700	10/15/25	269,958
265,000	Regional Management Issuance Trust Series 2021-1 A(a)		1.6800	03/17/31	247,062
47,758	Sierra Timeshare Receivables Funding, LLC Series 2020-2A B(a)		2.3200	07/20/37	44,944
84,825	Taco Bell Funding, LLC Series 2016-1A A23(a)		4.9700	05/25/46	83,434
200,000	Tricon American Homes Trust Series 2020-SFR2 D(a)		2.2810	11/17/27	169,164
165,000	Tricon American Homes Trust Series 2019-SFR1 C(a)		3.1490	03/17/38	154,016
160,000	Tricon Residential Trust Series 2021-SFR1 B(a)		2.2440	07/17/38	144,442
					10,951,093
	RESIDENTIAL MORTGAGE — 1.7%
83,607	Ajax Mortgage Loan Trust Series 2019-D A1(a),(d)		2.9560	09/25/65	78,912
138,127	Pretium Mortgage Credit Partners, LLC Series 2021-NPL1 A1(a),(d)		2.2390	09/27/60	132,125
135,000	Towd Point Mortgage Trust Series 2016-4 B1(a),(c)		3.9310	07/25/56	126,650
115,000	Towd Point Mortgage Trust Series 2017-1 M1(a),(c)		3.7500	10/25/56	109,184
460,000	Towd Point Mortgage Trust Series 2017-4 A2(a),(c)		3.0000	06/25/57	417,727
160,000	Towd Point Mortgage Trust Series 2017-6 A2(a),(c)		3.0000	10/25/57	148,007
140,000	Towd Point Mortgage Trust Series 2018-6 A1B(a),(c)		3.7500	03/25/58	131,126
300,000	Towd Point Mortgage Trust Series 2018-6 A2(a),(c)		3.7500	03/25/58	269,072
255,000	Towd Point Mortgage Trust Series 2019-2 A2(a),(c)		3.7500	12/25/58	231,742
235,000	Towd Point Mortgage Trust Series 2019-4 A2(a),(c)		3.2500	10/25/59	211,038
100,000	Towd Point Mortgage Trust Series 2020-1 M1(a),(c)		3.5000	01/25/60	83,391
88,932	VCAT Asset Securitization, LLC Series 2021-NPL3 A1(a),(d)		1.7430	05/25/51	83,318

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 31.2% (Continued)
	RESIDENTIAL MORTGAGE — 1.7% (Continued)
51,474	VCAT,LLC Series 2021-NPL2A1 (a),(d)		2.1150	03/27/51	$49,140
					2,071,432
	STUDENT LOANS — 0.0% (e)
63,950	Common bond Student Loan Trust Series 2020-1 A(a)		1.6900	10/25/51	57,261

	TOTAL ASSET BACKED SECURITIES (Cost $40,223,248)				38,777,033

	CORPORATE BONDS — 33.3%
	AEROSPACE & DEFENSE — 0.6%
303,000	Boeing Company (The)		5.9300	05/01/60	299,273
456,000	Huntington Ingalls Industries, Inc.		2.0430	08/16/28	389,022
85,000	TransDigm, Inc.		5.5000	11/15/27	81,714
					770,009
	ASSET MANAGEMENT — 1.1%
157,000	Blackstone Private Credit Fund		2.6250	12/15/26	133,749
200,000	Blue Owl Finance, LLC(a)		3.1250	06/10/31	150,777
305,000	Charles Schwab Corporation (The)(b)	H15T10Y + 3.079%	4.0000	03/01/69	234,850
320,000	Citadel, L.P.(a)		4.8750	01/15/27	306,726
250,000	Drawbridge Special Opportunities Fund, L.P. /(a)		3.8750	02/15/26	222,633
220,000	Icahn Enterprises, L.P. / Icahn Enterprises		5.2500	05/15/27	207,664
128,000	OWL Rock Core Income Corporation		4.7000	02/08/27	116,919
					1,373,318
	AUTOMOTIVE — 0.3%
25,000	Clarios Global, L.P. / Clarios US Finance Company(a)		6.7500	05/15/28	25,126
106,000	Ford Motor Company		3.2500	02/12/32	82,032
70,000	Ford Motor Company		4.7500	01/15/43	52,670
200,000	Ford Motor Credit Company, LLC		6.8000	05/12/28	200,370
13,000	General Motors Financial Company, Inc.		5.8500	04/06/30	12,985
					373,183
	BANKING — 5.0%
200,000	Banco Mercantil del Norte S.A.(a),(b)	H15T10Y + 5.034%	6.6250	Perpetual	162,200
1,200,000	Bank of America Corporation(b)	SOFRRATE + 1.320%	2.6870	04/22/32	1,002,751

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.3% (Continued)
	BANKING — 5.0% (Continued)
390,000	Bank of America Corporation(b)	H15T5Y + 1.200%	2.4820	09/21/36	$297,797
400,000	Barclays plc(b),(f)	H15T1Y + 3.500%	7.4370	11/02/33	440,298
200,000	BBVA Bancomer S.A.(a),(b)	H15T5Y + 2.650%	5.1250	01/18/33	176,670
113,000	Citigroup, Inc.(b)	SOFRRATE + 1.280%	6.0070	02/24/28	112,846
325,000	Citigroup, Inc.(b)	US0003M + 1.338%	3.9800	03/20/30	304,491
460,000	Citigroup, Inc.(b)	SOFRRATE + 2.338%	6.2700	11/17/33	497,521
250,000	Citizens Bank NA		2.2500	04/28/25	228,449
250,000	Fifth Third Bancorp(b)	SOFRRATE + 1.660%	4.3370	04/25/33	225,305
280,000	Huntington Bancshares, Inc.		2.5500	02/04/30	227,803
175,000	JPMorgan Chase & Company(b),(f)	SOFRRATE + 1.180%	5.8960	02/24/28	175,286
710,000	JPMorgan Chase & Company(b)	SOFRRATE + 1.065%	1.9530	02/04/32	571,741
420,000	JPMorgan Chase & Company(b)	SOFRRATE + 2.580%	5.7170	09/14/33	433,228
82,000	JPMorgan Chase & Company Series HH(b)	SOFRRATE + 3.125%	4.6000	Perpetual	76,260
200,000	Texas Capital Bancshares, Inc.(b)	H15T5Y + 3.150%	4.0000	05/06/31	161,578
285,000	Toronto-Dominion Bank (The)(b)	H15T5Y + 4.075%	8.1250	10/31/82	290,994
285,000	Truist Financial Corporation(b)	H15T10Y + 4.349%	5.1000	03/01/69	252,813
280,000	Wells Fargo & Company(b)	SOFRRATE + 2.100%	4.8970	07/25/33	273,557
545,000	Wells Fargo & Company(b)	H15T5Y + 3.453%	3.9000	Perpetual	474,596
					6,386,184
	BEVERAGES — 0.7%
445,000	Anheuser-Busch Companies, LLC / Anheuser-Busch		4.9000	02/01/46	438,667
335,000	Bacardi Ltd.(a)		4.7000	05/15/28	330,291
75,000	Central American Bottling Corp / CBC Bottling(a)		5.2500	04/27/29	70,007
					838,965
	BIOTECH & PHARMA — 0.8%
123,000	Amgen, Inc.(f)		5.2500	03/02/33	126,394
93,000	Amgen, Inc.		5.6500	03/02/53	96,348
40,000	Bausch Health Companies, Inc.(a)		5.7500	08/15/27	27,649
200,000	Cheplapharm Arzneimittel GmbH(a)		5.5000	01/15/28	182,951
265,000	Mylan N.V.		3.9500	06/15/26	253,359

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.3% (Continued)
	BIOTECH & PHARMA — 0.8% (Continued)
45,000	Par Pharmaceutical, Inc.(a)		7.5000	04/01/27	$32,020
120,000	Teva Pharmaceutical Finance Netherlands III BV(f)		3.1500	10/01/26	108,642
681	Viatris, Inc.(a)		2.3000	06/22/27	600
150,000	Viatris, Inc.		2.3000	06/22/27	132,122
					960,085
	CABLE & SATELLITE — 0.2%
14,000	CCO Holdings, LLC / CCO Holdings Capital(a),(f)		6.3750	09/01/29	13,319
180,000	CCO Holdings, LLC / CCO Holdings Capital(a)		4.7500	03/01/30	155,479
45,000	CCO Holdings, LLC / CCO Holdings Capital(a),(f)		4.5000	08/15/30	37,833
					206,631
	CHEMICALS — 0.4%
80,000	Avient Corporation(a)		7.1250	08/01/30	81,859
235,000	Bayport Polymers, LLC(a)		5.1400	04/14/32	220,361
70,000	International Flavors & Fragrances, Inc.(a)		3.4680	12/01/50	48,082
190,000	Nutrition & Biosciences, Inc.(a)		2.3000	11/01/30	154,309
					504,611
	COMMERCIAL SUPPORT SERVICES — 0.0%(e)
50,000	Aramark Services, Inc.(a)		6.3750	05/01/25	50,065

	CONSTRUCTION MATERIALS — 0.0%(e)
30,000	Knife River Holding Company(a)		7.7500	05/01/31	30,449

	CONSUMER SERVICES — 0.0%(e)
60,000	Carriage Services, Inc.(a)		4.2500	05/15/29	49,869

	DIVERSIFIED INDUSTRIALS — 0.2%
248,000	General Electric Company(b)	US0003M + 3.330%	8.1960	Perpetual	248,496

	ELECTRIC UTILITIES — 2.0%
280,000	CMS Energy Corporation(b)	H15T5Y + 4.116%	4.7500	06/01/50	245,700
235,000	Enel Finance International N.V.(a)		7.5000	10/14/32	262,878
410,000	Exelon Corporation		5.6000	03/15/53	422,149
250,000	National Rural Utilities Cooperative Finance(b)	US0003M + 2.910%	4.7500	04/30/43	243,750
384,000	NRG Energy, Inc.(a)		7.0000	03/15/33	398,820

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.3% (Continued)
	ELECTRIC UTILITIES — 2.0% (Continued)
403,000	Puget Energy, Inc.		2.3790	06/15/28	$358,329
404,000	Southern Company (The)(b)	H15T5Y + 2.915%	3.7500	09/15/51	344,805
245,000	Vistra Corporation(a),(b)	H15T5Y + 6.930%	8.0000	Perpetual	231,312
					2,507,743
	ENGINEERING & CONSTRUCTION — 0.4%
140,000	Global Infrastructure Solutions, Inc.(a)		7.5000	04/15/32	120,840
398,000	Sempra Infrastructure Partners, L.P.(a)		3.2500	01/15/32	330,282
					451,122
	FOOD — 0.2%
300,000	Pilgrim’s Pride Corporation		6.2500	07/01/33	296,343

	GAS & WATER UTILITIES — 0.4%
260,000	Brooklyn Union Gas Company (The)(a)		4.8660	08/05/32	250,799
255,000	KeySpan Gas East Corporation(a)		5.9940	03/06/33	264,120
					514,919
	HEALTH CARE FACILITIES & SERVICES — 1.0%
225,000	AdaptHealth, LLC(a)		5.1250	03/01/30	185,985
360,000	CVS Health Corporation		5.1250	02/21/30	365,620
345,000	HCA, Inc.		5.2500	06/15/49	313,455
540,000	Universal Health Services, Inc.		2.6500	01/15/32	437,112
					1,302,172
	HOME CONSTRUCTION — 0.6%
260,000	MDC Holdings, Inc.		3.9660	08/06/61	158,379
395,000	PulteGroup, Inc.		6.3750	05/15/33	421,212
					579,591
	HOUSEHOLD PRODUCTS — 0.3%
370,000	Church & Dwight Company, Inc.		5.0000	06/15/52	371,188

	INDUSTRIAL INTERMEDIATE PROD — 0.0%(e)
5,000	Chart Industries, Inc.(a)		7.5000	01/01/30	5,156

	INDUSTRIAL SUPPORT SERVICES — 0.6%
405,000	Ashtead Capital, Inc.(a)		5.5000	08/11/32	400,049
440,000	Ferguson Finance plc(a)		4.6500	04/20/32	420,346

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.3% (Continued)
	INDUSTRIAL SUPPORT SERVICES — 0.6% (Continued)				$820,395
	INSTITUTIONAL FINANCIAL SERVICES — 2.6%
210,000	Bank of New York Mellon Corporation (The)(b)	SOFRINDX + 2.074%	5.8340	10/25/33	224,493
265,000	Bank of New York Mellon Corporation (The)(b)	H15T5Y + 4.358%	4.7000	Perpetual	258,706
620,000	Brookfield Finance, Inc.		2.7240	04/15/31	520,421
550,000	Goldman Sachs Group, Inc. (The)(b)	SOFRRATE + 1.090%	1.9920	01/27/32	439,969
310,000	Goldman Sachs Group, Inc. (The)		6.4500	05/01/36	334,457
475,000	Morgan Stanley		3.1250	07/27/26	451,369
395,000	Morgan Stanley		6.3750	07/24/42	447,499
435,000	State Street Corporation(b)	SOFRRATE + 1.726%	4.1640	08/04/33	411,816
216,000	State Street Corporation(b),(f)	SOFRRATE + 1.567%	4.8210	01/26/34	214,918
					3,303,648
	INSURANCE — 1.9%
300,000	Allstate Corporation (The)(b)	US0003M + 2.938%	5.7500	08/15/53	292,414
185,000	Ascot Group Ltd.(a)		4.2500	12/15/30	147,930
170,000	Brighthouse Financial, Inc.		5.6250	05/15/30	165,874
391,000	Corebridge Financial, Inc.(a),(b)	H15T5Y + 3.846%	6.8750	12/15/52	355,091
175,000	Liberty Mutual Group, Inc.(a),(b)	H15T5Y + 3.315%	4.1250	12/15/51	141,350
168,000	Lincoln National Corporation(b)	US0003M + 2.040%	7.2900	04/20/67	109,620
265,000	MetLife, Inc.(b)	H15T5Y + 3.576%	3.8500	03/15/69	244,154
126,000	MetLife, Inc.(b)	US0003M + 2.959%	5.8750	Perpetual	117,529
385,000	Prudential Financial, Inc.(b)	US0003M + 3.920%	5.6250	06/15/43	384,895
104,000	Prudential Financial, Inc.(b)	H15T5Y + 3.162%	5.1250	03/01/52	94,308
53,000	Prudential Financial, Inc.(b)	H15T5Y + 3.234%	6.0000	09/01/52	51,014
210,000	Prudential Financial, Inc.(b)	H15T5Y + 2.848%	6.7500	03/01/53	210,965
					2,315,144
	LEISURE FACILITIES & SERVICES — 0.3%
150,000	Churchill Downs, Inc.(a)		6.7500	05/01/31	150,996
145,000	Hilton Domestic Operating Company, Inc.(a)		3.6250	02/15/32	123,883
160,000	Station Casinos, LLC(a)		4.5000	02/15/28	147,230
					422,109

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.3% (Continued)
	MACHINERY — 0.4%
430,000	Regal Rexnord Corporation(a)		6.4000	04/15/33	$438,253

	MEDICAL EQUIPMENT & DEVICES — 1.2%
209,000	Bio-Rad Laboratories, Inc.		3.3000	03/15/27	198,066
179,000	Bio-Rad Laboratories, Inc.		3.7000	03/15/32	161,264
415,000	DENTSPLY SIRONA, Inc.		3.2500	06/01/30	368,080
295,000	GE Healthcare Holding, LLC(a)		5.8570	03/15/30	310,213
468,000	Illumina, Inc.		2.5500	03/23/31	391,915
					1,429,538
	METALS & MINING — 0.8%
135,000	Alliance Resource Operating Partners, L.P. /(a)		7.5000	05/01/25	134,307
70,000	Cleveland-Cliffs, Inc.(a)		6.7500	03/15/26	71,166
140,000	FMG Resources August 2006 Pty Ltd.(a)		5.8750	04/15/30	136,025
295,000	Glencore Funding, LLC(a)		2.8500	04/27/31	248,787
345,000	Teck Resources Ltd.		6.1250	10/01/35	360,200
					950,485
	OIL & GAS PRODUCERS — 2.8%
385,000	BP Capital Markets plc(b)	H15T5Y + 4.398%	4.8750	Perpetual	354,933
70,000	Chesapeake Escrow Issuer, LLC B(a)		5.5000	02/01/26	69,322
160,000	CITGO Petroleum Corporation(a)		7.0000	06/15/25	159,440
95,000	CrownRock, L.P. / CrownRock Finance, Inc.(a)		5.0000	05/01/29	89,837
125,000	DT Midstream, Inc.(a)		4.1250	06/15/29	110,929
205,000	Ecopetrol S.A.		8.8750	01/13/33	198,892
275,000	Enbridge, Inc.(b)	H15T5Y + 4.418%	7.6250	01/15/83	280,797
175,000	Energy Transfer, L.P.(b)	H15T5Y + 5.694%	6.5000	Perpetual	155,313
125,000	EQM Midstream Partners, L.P.(a)		7.5000	06/01/30	121,524
425,000	Flex Intermediate Holdco, LLC(a)		3.3630	06/30/31	349,858
35,000	Genesis Energy, L.P. / Genesis Energy Finance		8.8750	04/15/30	35,091
320,000	Kinder Morgan, Inc.		7.7500	01/15/32	371,853
425,000	Lundin Energy Finance BV(a)		2.0000	07/15/26	387,123
105,000	Occidental Petroleum Corporation(f)		6.1250	01/01/31	109,891
70,000	Parsley Energy, LLC / Parsley Finance Corporation(a)		4.1250	02/15/28	66,430
200,000	Pertamina Persero PT(a)		6.4500	05/30/44	208,479
185,000	Petroleos Mexicanos		7.6900	01/23/50	123,975

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.3% (Continued)
	OIL & GAS PRODUCERS — 2.8% (Continued)
250,000	Reliance Industries Ltd.(a)		2.8750	01/12/32	$209,225
95,000	Venture Global Calcasieu Pass, LLC(a)		3.8750	08/15/29	85,547
					3,488,459
	OIL & GAS SERVICES & EQUIPMENT — 0.2%
102,000	Enerflex Ltd.(a)		9.0000	10/15/27	101,761
90,000	USA Compression Partners, L.P. / USA Compression		6.8750	04/01/26	89,187
					190,948
	REAL ESTATE INVESTMENT TRUSTS — 1.6%
310,000	EPR Properties		4.7500	12/15/26	282,083
255,000	GLP Capital, L.P. / GLP Financing II, Inc.		5.7500	06/01/28	251,282
108,000	GLP Capital, L.P. / GLP Financing II, Inc.		3.2500	01/15/32	88,730
240,000	Iron Mountain, Inc.(a),(f)		4.5000	02/15/31	208,965
25,000	MPT Operating Partnership, L.P. / MPT Finance		4.6250	08/01/29	18,954
125,000	MPT Operating Partnership, L.P. / MPT Finance		3.5000	03/15/31	85,768
170,000	Office Properties Income Trust		4.5000	02/01/25	145,277
240,000	Phillips Edison Grocery Center Operating		2.6250	11/15/31	182,492
105,000	Retail Opportunity Investments Partnership, L.P.		4.0000	12/15/24	102,706
225,000	Retail Properties of America, Inc.		4.7500	09/15/30	205,506
75,000	Service Properties Trust		4.9500	02/15/27	63,664
205,000	VICI Properties, L.P.		4.9500	02/15/30	196,181
165,000	VICI Properties, L.P.		5.1250	05/15/32	157,060
					1,988,668
	REAL ESTATE OWNERS & DEVELOPERS — 0.2%
275,000	Ontario Teachers’ Cadillac Fairview Properties(a)		2.5000	10/15/31	223,407

	RETAIL - CONSUMER STAPLES — 0.1%
110,000	Albertsons Companies, Inc. / Safeway, Inc. / New(a)		6.5000	02/15/28	111,249

	RETAIL - DISCRETIONARY — 0.1%
175,000	BlueLinx Holdings, Inc.(a)		6.0000	11/15/29	146,283

	SEMICONDUCTORS — 0.4%
336,000	Broadcom, Inc.		4.1500	11/15/30	312,203
262,000	Entegris Escrow Corporation(a)		4.7500	04/15/29	244,567

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.3% (Continued)
	SEMICONDUCTORS — 0.4% (Continued)				$556,770

	SOFTWARE — 0.3%
90,000	Consensus Cloud Solutions, Inc.(a)		6.5000	10/15/28	78,849
155,000	Oracle Corporation		6.2500	11/09/32	167,131
123,000	Oracle Corporation		5.5500	02/06/53	118,164
75,000	Oracle Corporation		3.8500	04/01/60	52,654
					416,798
	SPECIALTY FINANCE — 1.2%
235,000	Aviation Capital Group, LLC(a)		3.5000	11/01/27	212,559
210,000	Avolon Holdings Funding Ltd.(a)		4.3750	05/01/26	198,269
382,000	Capital One Financial Corporation(b)	SOFRRATE + 1.337%	2.3590	07/29/32	276,465
324,000	Discover Financial Services		6.7000	11/29/32	342,613
120,000	Ladder Capital Finance Holdings LLLP / Ladder(a)		4.2500	02/01/27	102,472
235,000	OneMain Finance Corporation		6.8750	03/15/25	230,239
65,000	Synchrony Financial		4.8750	06/13/25	61,414
67,000	Synchrony Financial		3.7000	08/04/26	59,954
					1,483,985
	STEEL — 0.2%
245,000	ArcelorMittal S.A.		6.8000	11/29/32	256,426

	TECHNOLOGY HARDWARE — 1.2%
349,000	CDW, LLC / CDW Finance Corporation		3.5690	12/01/31	292,307
304,000	Dell International, LLC / EMC Corporation		8.1000	07/15/36	357,124
335,000	HP, Inc.		5.5000	01/15/33	332,000
300,000	Motorola Solutions, Inc.		4.6000	05/23/29	294,615
210,000	TD SYNNEX Corporation		2.3750	08/09/28	174,630
					1,450,676
	TECHNOLOGY SERVICES — 1.2%
140,000	Booz Allen Hamilton, Inc.(a)		3.8750	09/01/28	128,699
275,000	Booz Allen Hamilton, Inc.(a)		4.0000	07/01/29	249,710
485,000	CoStar Group, Inc.(a)		2.8000	07/15/30	405,626
137,000	Kyndryl Holdings, Inc.		2.7000	10/15/28	115,566
545,000	Leidos, Inc.		2.3000	02/15/31	441,815

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 33.3% (Continued)
	TECHNOLOGY SERVICES — 1.2% (Continued)
245,000	Science Applications International Corporation(a)		4.8750	04/01/28	$231,486
					1,572,902
	TELECOMMUNICATIONS — 0.8%
160,000	Level 3 Financing, Inc.(a)		4.2500	07/01/28	93,435
270,000	Level 3 Financing, Inc.(a)		3.6250	01/15/29	151,290
85,000	Sprint Capital Corporation		8.7500	03/15/32	103,950
100,000	Sprint Spectrum Company, LLC / Sprint Spectrum(a)		4.7380	03/20/25	99,314
184,000	T-Mobile USA, Inc.		5.0500	07/15/33	185,006
360,000	Vodafone Group plc		5.6250	02/10/53	355,911
					988,906
	TOBACCO & CANNABIS — 0.4%
415,000	BAT Capital Corporation		7.7500	10/19/32	461,808

	TRANSPORTATION & LOGISTICS — 0.6%
410,859	Alaska Airlines Class A Pass Through Trust Series 2021-1(a)		4.8000	08/15/27	400,011
330,627	Delta Air Lines Class AA Pass Through Trust Series 2015-1		3.6250	07/30/27	305,476
					705,487
	TOTAL CORPORATE BONDS (Cost $43,429,519)				41,542,443

	MUNICIPAL BONDS — 3.1%
	CITY — 0.3%
340,000	City of Bristol VA		4.2100	01/01/42	307,936
145,000	City of San Antonio TX		1.9630	02/01/33	119,143
					427,079
	GOVERNMENT LEASE — 0.1%
145,000	Texas Public Finance Authority		2.1400	02/01/35	113,927

	HOSPITALS — 0.1%
135,000	Idaho Health Facilities Authority		5.0200	03/01/48	130,131

	LOCAL AUTHORITY — 0.7%
320,000	San Diego County Regional Airport Authority		5.5940	07/01/43	314,534

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 3.1% (Continued)
	LOCAL AUTHORITY — 0.7% (Continued)
600,000	State of Texas	3.2110	04/01/44	$498,029
35,000	Texas Transportation Commission State Highway Fund	4.0000	10/01/33	34,018
				846,581
	MISCELLANEOUS TAX — 0.7%
765,000	Metropolitan Transportation Authority	5.0000	11/15/45	842,012

	SALES TAX — 0.0%(e)
20,000	Sales Tax Securitization Corporation	3.4110	01/01/43	15,942

	WATER AND SEWER — 1.2%
705,000	Broward County FL Water & Sewer Utility Revenue	4.0000	10/01/47	696,945
625,000	New York State Environmental Facilities	5.0000	06/15/51	691,811
160,000	Santa Clara Valley Water District	2.9670	06/01/50	115,512
				1,504,268
	TOTAL MUNICIPAL BONDS (Cost $4,270,719)			3,879,940

	NON U.S. GOVERNMENT & AGENCIES — 1.6%
	SOVEREIGN — 1.6%
200,000	Brazilian Government International Bond	6.0000	10/20/33	196,591
515,000	Dominican Republic International Bond(a)	4.8750	09/23/32	445,091
200,000	Emirate of Dubai Government International Bonds	5.2500	01/30/43	190,677
250,000	Hungary Government International Bond(a)	6.2500	09/22/32	259,783
200,000	Mexico Government International Bond	2.6590	05/24/31	168,992
450,000	Mexico Government International Bond	6.3500	02/09/35	482,819
200,000	Serbia International Bond(a)	6.5000	09/26/33	203,350
				1,947,303
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,960,622)			1,947,303

		Spread
	TERM LOANS — 5.3%
	AEROSPACE & DEFENSE — 0.2%
195,612	TransDigm, Inc.(b)	TSFR1M – 3.250%	8.1480	08/10/28	195,677

	AUTOMOTIVE — 0.2%
215,000	Clarios Global, L.P.(b)	TSFR1M – 3.750%	8.6680	04/20/30	213,925

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 5.3% (Continued)
	BIOTECH & PHARMA — 0.1%
64,513	Perrigo Investments, LLC(b)	TSFR1M + 2.500%	7.1570	04/07/29	$64,298

	CABLE & SATELLITE — 0.3%
172,682	Directv Financing, LLC(b)	US0001M + 5.000%	9.8400	07/22/27	166,207
205,000	Virgin Media Bristol, LLC(b)	US0001M – 2.500%	7.4480	01/04/28	201,988
					368,195
	CHEMICALS — 0.3%
230,487	INEOS US Finance, LLC(b)	TSFR1M – 3.750%	8.6570	11/08/27	230,486
120,000	Trinseo Materials Operating SCA(b)	US0003M – 2.000%	6.9280	09/06/24	118,600
					349,086
	COMMERCIAL SUPPORT SERVICES — 0.4%
149,618	AlixPartners LLP(b)	US0001M + 2.750%	7.6090	01/28/28	149,567
209,472	Brightview Landscapes, LLC(b)	TSFR1M – 3.250%	7.9260	04/22/29	206,331
204,481	CHG Healthcare Services, Inc.(b)	US0003M + 3.500%	8.0900	09/30/28	203,535
					559,433
	CONTAINERS & PACKAGING — 0.2%
254,807	Berry Global, Inc.(b)	US0001M + 1.750%	6.6400	07/01/26	254,540

	ELECTRIC UTILITIES — 0.2%
209,533	Astoria Energy, LLC(b)	US0001M + 3.500%	8.3500	12/10/27	208,990

	ELECTRICAL EQUIPMENT — 0.2%
269,374	Brookfield WEC Holdings, Inc.(b)	US0001M + 2.750%	7.5900	08/01/25	268,908

	FOOD — 0.4%
175,000	Del Monte Foods, Inc.(b)	TSFR1M – 4.250%	9.3140	05/16/29	172,157
204,474	Froneri US, Inc.(b)	US0001M – 2.250%	7.4090	01/30/27	202,350
79,215	Hostess Brands, LLC(b)	US0001M + 2.250%	7.0750	08/03/25	79,271
					453,778
	HEALTH CARE FACILITIES & SERVICES — 0.3%
114,154	Agiliti Health, Inc.(b)	US0001M + 2.750%	7.6250	10/18/25	113,568
71,596	Legacy LifePoint Health, LLC(b)	US0001M + 3.750%	8.5750	11/16/25	67,529

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 5.3% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 0.3% (Continued)
159,592	Milano Acquisition Corporation(b)	US0003M + 4.000%	8.9980	08/17/27	$154,206
					335,303
	INDUSTRIAL SUPPORT SERVICES — 0.0%(e)
68,265	Resideo Funding, Inc.(b)	US0001M + 2.250%	7.1200	02/09/28	68,190

	INTERNET MEDIA & SERVICES — 0.2%
254,363	Uber Technologies, Inc.(b)	TSFR1M – 2.750%	7.6560	03/03/30	253,872

	LEISURE FACILITIES & SERVICES — 0.5%
60,000	Caesars Entertainment, Inc.(b)	TSFR1M – 3.250%	8.1570	01/26/30	59,871
70,000	Hilton Worldwide Finance, LLC(b)	US0001M + 1.750%	6.8210	06/21/26	69,971
39,700	Scientific Games Corporation(b)	SOFRRATE + 3.000%	7.9810	04/07/29	39,657
154,612	Scientific Games Holdings, L.P.(b)	SOFRRATE + 3.500%	8.4210	02/04/29	152,582
68,225	Station Casinos, LLC(b)	US0001M + 2.250%	7.1000	01/31/27	67,640
251,845	UFC Holdings, LLC(b)	US0006M + 2.750%	7.5700	04/29/26	251,599
					641,320
	MACHINERY — 0.1%
70,901	Alliance Laundry Systems, LLC(b)	US0003M + 3.500%	8.5590	09/30/27	70,591
70,985	Standard Industries, Inc.(b)	US0006M + 2.500%	7.3290	08/06/28	70,916
					141,507
	MEDICAL EQUIPMENT & DEVICES — 0.2%
214,458	Mozart Borrower, L.P.(b)	US0001M + 3.250%	8.0900	09/30/28	208,457

	OIL & GAS PRODUCERS — 0.2%
68,931	Freeport LNG Investments LLLP(b)	US0003M + 3.500%	8.7500	11/17/28	67,132
98,113	Oryx Midstream Services Permian Basin, LLC(b)	US0001M + 3.250%	8.1930	09/30/28	97,210
30,000	Whitewater Whistler Holdings, LLC(b)	TSFR1M – 3.250%	8.1480	01/25/30	30,008
					194,350
	PUBLISHING & BROADCASTING — 0.0%(e)
37,394	Nexstar Broadcasting, Inc.(b)	US0001M + 2.500%	7.3400	06/20/26	37,367

	RETAIL - DISCRETIONARY — 0.1%
154,608	PetSmart, Inc.(b)	US0006M + 3.750%	8.6570	01/29/28	154,124

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 5.3% (Continued)
	SOFTWARE — 0.4%
221,830	Applied Systems, Inc.(b)	TSFR1M – 4.500%	9.3980	09/19/26	$222,541
68,964	CCC Intelligent Solutions, Inc.(b)	US0003M + 2.500%	7.0900	09/17/28	68,766
54,863	Open Text Corporation(c)		8.4070	11/16/29	54,897
67,754	Sophia, L.P.(b)	US0003M + 3.250%	8.6590	10/07/27	66,992
66,571	UKG, Inc.(b)	US0001M + 3.250%	8.2710	05/03/26	64,930
					478,126
	TECHNOLOGY HARDWARE — 0.1%
68,638	NCR Corporation(b)	US0001M + 2.500%	7.3300	08/08/26	67,780

	TECHNOLOGY SERVICES — 0.3%
58,379	Blackhawk Network Holdings, Inc.(b)	US0001M + 3.000%	7.8900	05/22/25	57,839
64,593	Dun & Bradstreet Corporation (The)(b)	US0001M + 3.250%	8.0950	02/08/26	64,583
68,878	NAB Holdings, LLC(b)	SOFRRATE + 3.000%	8.0480	11/18/28	68,131
246,253	Peraton Corporation(b)	US0001M + 3.750%	8.5900	02/24/28	241,712
					432,265
	TELECOMMUNICATIONS — 0.2%
204,482	Cincinnati Bell, Inc.(b)	SOFRRATE – 3.250%	8.1570	11/17/28	200,101
96,029	SBA Senior Finance II, LLC(b)	US0001M + 1.750%	6.6000	04/11/25	96,057
					296,158
	TRANSPORTATION & LOGISTICS — 0.2%
100,839	Brown Group Holding, LLC(b)	US0003M + 2.500%	7.4070	04/22/28	98,859
59,500	Mileage Plus Holdings, LLC(b)	US0003M + 5.250%	10.2130	06/25/27	62,008
73,135	PODS, LLC(b)	US0001M + 3.000%	7.9220	03/19/28	71,796
63,000	SkyMiles IP Ltd.(b)	US0003M + 3.750%	8.7980	09/16/27	65,367
					298,030
	TOTAL TERM LOANS (Cost $6,551,399)				6,543,679

	U.S. GOVERNMENT & AGENCIES — 23.0%
	AGENCY FIXED RATE — 2.9%
7,857	Fannie Mae Pool 735061		6.0000	11/01/34	8,159

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 23.0% (Continued)
	AGENCY FIXED RATE — 2.9% (Continued)
10,510	Fannie Mae Pool 866009	6.0000	03/01/36	$10,966
68,310	Fannie Mae Pool 938574	5.5000	09/01/36	70,738
26,010	Fannie Mae Pool 310041	6.5000	05/01/37	28,104
11,412	Fannie Mae Pool 962752	5.0000	04/01/38	11,666
14,795	Fannie Mae Pool 909175	5.5000	04/01/38	15,324
55,642	Fannie Mae Pool 909220	6.0000	08/01/38	57,761
47,693	Fannie Mae Pool AS7026	4.0000	04/01/46	46,451
82,442	Fannie Mae Pool BJ9260	4.0000	04/01/48	80,015
925,000	Fannie Mae Pool FS4438	5.0000	11/01/52	918,822
76,904	Freddie Mac Gold Pool G01980	5.0000	12/01/35	78,472
10,897	Freddie Mac Gold Pool G05888	5.5000	10/01/39	11,298
2,343,214	Freddie Mac Pool SD2026	5.0000	11/01/52	2,327,209
				3,664,985
	U.S. TREASURY BONDS — 2.7%
1,040,000	United States Treasury Bond	2.8750	05/15/49	890,541
1,440,000	United States Treasury Bond	2.0000	02/15/50	1,021,275
2,500,000	United States Treasury Bond	1.3750	08/15/50	1,503,222
				3,415,038
	U.S. TREASURY NOTES — 17.4%
1,525,000	United States Treasury Note	3.8750	11/30/27	1,544,569
2,505,000	United States Treasury Note	2.6250	02/15/29	2,383,273
485,000	United States Treasury Note	0.8750	11/15/30	404,018
715,000	United States Treasury Note	1.6250	05/15/31	625,653
540,000	United States Treasury Note	2.8750	05/15/32	515,953
3,720,000	United States Treasury Note	4.1250	11/15/32	3,919,369
2,045,000	United States Treasury Note	1.8750	02/15/51	1,398,588
1,135,000	United States Treasury Note	1.8750	11/15/51	772,820
310,000	United States Treasury Note	2.8750	05/15/52	265,086
5,925,000	United States Treasury Note	4.0000	11/15/52	6,286,056
3,405,000	United States Treasury Note	3.6250	02/15/53	3,373,610
				21,488,995
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $31,523,205)			28,569,018

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.4%
	COLLATERAL FOR SECURITIES LOANED - 1.3%
1,642,388	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $1,642,388)(g),(h)	$1,642,388

	MONEY MARKET FUNDS - 2.1%
2,594,194	Fidelity Government Portfolio, CLASS I, 4.73% (Cost $2,594,194)(g)	2,594,194

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,215,544)	4,215,544

	TOTAL INVESTMENTS - 100.9% (Cost $132,195,294)	$125,495,998
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%	(1,050,607)
	NET ASSETS - 100.0%	$124,445,391

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Societe Anonyme

H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRINDX	Secured Overnight Financing Rate Compounded

SOFRRATE	Secured Overnight Financing Rate

TSFR1M	Secured Overnight Financing Rate 1 month

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

US0006M	ICE LIBOR USD 6 Month

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023 the total market value of 144A securities is 50,409,954 or 40.5% of net assets.

(b)	Variable rate security; the rate shown represents the rate on April 30, 2023

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at April 30, 2023.

(e)	Percentage rounds to less than 0.1%.

(f)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,619,708 at April 30, 2023.

(g)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(h)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

After one of the worst years for bond markets in decades, fixed coupon bonds meaningfully rebounded in the first fiscal quarter of the fiscal year as investment-grade corporate bonds, as measured by the Bloomberg US Credit Index, rose 8.9 percent, and high-yield bonds, as measured by the ICE BofA U.S. Cash Pay High-Yield Index, rose 5.1 percent. Although bonds with low -interest rate sensitivity, such as floating rate securities, generally sustained more minor losses in the 2022 fiscal year, the Morningstar LSTA US Leveraged Loan 100 Index, which is comprised of bank loans with coupons tied to a market reference rate such as LIBOR or SOFR, and Securitized asset pools, known as collateralized loan obligations (CLO), as measured by the Palmer Square CLO Debt Index, continued their resilient performance by increasing 5.1 percent and 6.7 percent, respectively, over the same time period. In the most recent fiscal quarter inflation appeared to ebb and the US economy showed signs of resilience. The strong performance carried into March until volatility spiked mid-month amid the turmoil in the banking sector. However, bank loans continued their ascent higher in April to close the most recent fiscal quarter, with spreads tightening as markets recovered from an indiscriminate sell-off following the events surrounding the banking turmoil. Technical factors acted as a tailwind for the asset class over the first half of the fiscal year as limited M&A (mergers and acquisitions) brought little net-new supply to the markets. Fundamentals also remained supportive during the period despite volatility as the percentage of market trading at distressed levels declined, and the default rate remained less than half of the market’s long-term average. Over the most recent fiscal quarter, bank loans and CLOs increased 1.2 percent and 1.7 percent, respectively, outpacing their fixed coupon high-yield bond counterparts, which added 0.3 percent and 0.8 percent, respectively.

Allocation Review

The Fund continued to primarily hold floating rate securities, which was predominately comprised of bank loans and CLOs. In aggregate, the Fund held approximately 91 percent in these two categories, with close to 9 percent allocated to CLOs and 82 percent allocated to bank loans. Contrary to the previous fiscal year, the Fund’s allocation to CLOs generally detracted from overall performance, as CLO issuance declined, and retail outflows continued to mount. The Fund also had approximately 8 percent allocated to fixed coupon high- yield corporate bonds, which slightly detracted from Fund performance. The Fund maintained a higher allocation to single-B and CCC rated securities versus the Morningstar LSTA US Leveraged Loan 100 Index. Similar to previous periods, the Fund’s lower exposure to BBB-rated bank loans was the largest underweight versus the benchmark index, as the Fund had no exposure to BBB-rated loans and the benchmark index had nearly 9 percent. The Fund’s largest credit quality overweight was in the single-B space, as the Fund had close to 71 percent exposure versus 63 percent in the benchmark index. The largest sector overweights were to the diversified financial services and consumer services sectors, while the largest underweights were to the software & services and telecommunications sectors. The Fund did not have any exposure to derivatives during the six-month period that meaningfully affected performance.

Holdings Insights

The largest exposure within the Fund was the allocation to variable rate securities, and despite a decline in interest rates, some of the best performing positions over the six-month period were variable rate securities. For example, the position in Wok Holdings, Inc. Floating Rate, due 03/01/2026 (BL2922831) (holding weight*: 1.00 percent), the operator of the P.F. Chang’s restaurant chain, was one of the strongest performing credits within the Fund. Over the six-month period, the price of the Wok Holdings, Inc. bank loan rose 5.5 percent. The allocation to the LBM Acquisition, LLC Floating Rate, Due 12/18/2027, a building material distributor, also contributed to positive Fund performance. The price of this credit increased 8.2 percent after it was announced that the company reached a definitive agreement to sell three of the company’s operating divisions. Within the exposure to CLOs, the positions in the THL Credit Wind River 2019-3 Ltd. (97314GAC5) (holding weight*: 1.09 percent), a manager that specializes in tradable credit and direct lending to middle-market companies, and Goldentree Loan Management US 2 Ltd. (38136PAA9) (holding weight*: 0.84 percent), a global asset manager, positively contributed to Fund performance. Over the six-month period, these positions rose in price by 7.2 percent and 9.2 percent, respectively.

Although many of the bank loans within the Fund rose during the period, some of the positions within the asset class meaningfully detracted from Fund performance. This included the Hornblower Sub, LLC Floating Rate, Due 04/27/2025 (BL3489657) (holding weight*: 1.05 percent), a charter yacht, dining cruise, and ferry service company, which saw its price decline 25.0 percent over the fiscal six-month period. Although the broader cruise market industry has begun to recover, the company’s exposure to the river cruise industry has adversely affected profitability for the company. The Sub-Adviser believes that the Hornblower Sub, LLC added too much capacity within this industry and failed to capture market share from the dominant players in this space. Another poor performing variable rate credit within the Fund was Team Health Holdings, Inc. Floating Rate, Due 02/17/2027 (BL3859172) (holding weight*: 0.67 percent), a US physician practice. Over the same period, the price of this loan fell 21.6 percent. In spite of the poor recent performance, the Sub-Adviser remains confident in the position as it believes the company is better positioned than its peers, and the headwinds for the industry are overblown.

Sub-Adviser Outlook

The Sub-Adviser believes that the economy appears on track for flat to modestly negative growth in the next few quarters; however, risk is increasingly skewed to the downside. The U.S. economy grew 1.1 percent on an annualized basis in the first calendar quarter, below forecasts of 1.9 percent and also negative when adjusting for inflation. Business surveys in April mirrored the slowdown in activity, and declining job openings reflect a normalizing labor market. Headline inflation also continued to decline for the March reporting period, according to the Consumer Price Index, but the core component excluding food & energy, remained steady and contributed to concerns that price pressures would take longer to abate. Despite stubborn inflation readings, investors largely expect a 25-basis point rate hike in May and anticipate it to be the last for the year, with over 100 basis points of cuts priced into Fed Fund futures through January 2024. In contrast to market expectations, the Sub-Adviser expects an extended pause for interest rates near current levels into the second half of 2023. Adding to the uncertainty for investors, the prolonged negotiations over the debt ceiling are contributing to dislocation within the Treasury Bill market, while the final collapse and acquisition of First Republic Bank (FRCB) (not held) just after month end has fueled fresh turmoil among regional banks. Within the loan market, the Sub-Adviser is confident that performance will likely remain bifurcated between higher and lower-quality bank loans as default activity continues to rise; however, issuer fundamentals remain healthy on the balance and limited net supply should keep any pressure on prices in check.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2023.

Dunham Floating Rate Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	Since Inception (11/1/13)
Class N	5.84%	2.58%	2.18%	2.41%
Class A with Load 4.50%	0.92%	(2.27)%	0.98%	1.66%
Class A without load	5.71%	2.32%	1.92%	2.15%
Class C	5.45%	1.93%	1.42%	1.65%
Morningstar LSTA U.S. Leveraged Loan 100 Index (a)	6.35%	3.25%	3.47%	3.34%
Morningstar Bank Loan Category (b)	5.43%	1.89%	2.37%	2.73%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.05% for Class N, 1.80% for Class C and 1.30% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Morningstar LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market. Investors cannot invest directly in an index or benchmark.

(a)	The Morningstar LSTA US Leveraged Loan 100 Index is designed to measure the performance of the 100 largest facilities in the US leveraged loan market. Underpinned by PitchBook | LCD data, the index brings transparency to the performance, activity, and key characteristics of the most tradeable loans in the market

(b)	The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate (LIBOR), or the Secured Overnight Financing Rate (SOFR).

Portfolio Composition * (Unaudited)
Term Loans	78.8%
Asset Backed Securities	9.5%
Corporate Bonds	8.4%
Collateral for Securities Loaned	2.3%
Short-Term Investment	0.8%
Common Stock	0.2%
Warrant	0.0%
Right	0.0%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCK — 0.2%
	METALS & MINING - 0.2%
23,114	Covia Holdings, LLC(a)	$308,191

	TOTAL COMMON STOCK (Cost $183,467)	308,191

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 9.6%
	CLO — 9.6%
1,500,000	Apidos CLO XX Series 2015-20A DR(b),(c)	US0003M + 5.700%	10.9600	07/16/31	1,278,456
1,540,000	Atrium IX Series 9A ER(b),(c)	US0003M + 6.450%	11.4030	05/28/30	1,366,775
2,900,000	Benefit Street Partners CLO II Ltd. Series 2013-IIA DR(b),(c)	US0003M + 6.550%	11.8100	07/15/29	2,586,228
2,000,000	Benefit Street Partners CLO III Ltd. Series 2013-IIIA DR(b),(c)	US0003M + 6.600%	11.8500	07/20/29	1,848,893
2,000,000	Benefit Street Partners Clo XII Ltd. Series 2017-12A D(b),(c)	US0003M + 6.410%	11.6700	10/15/30	1,841,348
250,000	CIFC Funding 2013-II Ltd. Series 2013-2A B2LR(b),(c)	US0003M + 6.520%	11.7820	10/18/30	212,060
275,000	CIFC Funding 2017-I Ltd. Series 2017-1A E(b),(c)	US0003M + 6.350%	11.6110	04/23/29	256,847
1,250,000	Goldentree Loan Management US Clo 2 Ltd. Series 2017-2A E(b),(c)	US0003M + 4.700%	9.9500	11/28/30	1,119,148
1,505,000	THL Credit Wind River 2014-2 CLO Ltd. Series 2014-2A ER(b),(c)	US0003M + 5.750%	11.0100	01/15/31	1,059,278
1,750,000	THL Credit Wind River 2019-3 Clo Ltd. Series 2019-3A E2R(b),(c)	US0003M + 6.750%	12.0100	04/15/31	1,463,508
					13,032,541
	TOTAL ASSET BACKED SECURITIES (Cost $14,571,436)				13,032,541

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 8.5%
	CABLE & SATELLITE — 0.2%
500,000	CSC Holdings, LLC(b)		5.7500	01/15/30	255,451

	CHEMICALS — 0.3%
500,000	Consolidated Energy Finance S.A.(b)		5.6250	10/15/28	439,993

	COMMERCIAL SUPPORT SERVICES — 0.3%
450,000	Deluxe Corporation(b)		8.0000	06/01/29	348,121

	CONSUMER SERVICES — 0.3%
437,000	PROG Holdings, Inc.(b),(d)		6.0000	11/15/29	393,722

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 8.5% (Continued)
	ELECTRIC UTILITIES — 0.3%
471,000	Calpine Corporation(b)		5.0000	02/01/31	$397,373

	ENTERTAINMENT CONTENT — 0.3%
424,000	Paramount Global(e)	H15T5Y + 3.999%	6.3750	03/30/62	360,875

	FOOD — 0.3%
524,000	HLF Financing Sarl, LLC / Herbalife International,(b)		4.8750	06/01/29	401,651

	HEALTH CARE FACILITIES & SERVICES — 0.3%
459,000	CHS/Community Health Systems, Inc.(b)		5.6250	03/15/27	424,194

	LEISURE FACILITIES & SERVICES — 1.2%
440,000	Carnival Corporation(b),(d)		10.5000	06/01/30	417,931
439,000	CEC Entertainment Company, LLC(b)		6.7500	05/01/26	417,707
502,000	NCL Corporation Ltd.(b),(d)		7.7500	02/15/29	425,663
523,000	Royal Caribbean Cruises Ltd.(b),(d)		5.5000	04/01/28	461,962
					1,723,263
	OIL & GAS PRODUCERS — 1.5%
422,000	Genesis Energy, L.P. / Genesis Energy Finance(d)		8.0000	01/15/27	421,550
416,000	Howard Midstream Energy Partners, LLC(b)		6.7500	01/15/27	388,620
424,000	Independence Energy Finance, LLC(b)		7.2500	05/01/26	406,703
494,000	ITT Holdings, LLC(b)		6.5000	08/01/29	410,655
450,000	Strathcona Resources Ltd.(b),(d)		6.8750	08/01/26	381,063
					2,008,591
	REAL ESTATE INVESTMENT TRUSTS — 0.2%
514,000	Service Properties Trust		4.3750	02/15/30	382,948

	REAL ESTATE OWNERS & DEVELOPERS — 0.3%
458,000	Kennedy-Wilson, Inc.		4.7500	03/01/29	365,944

	RETAIL - DISCRETIONARY — 0.6%
474,000	Ken Garff Automotive, LLC(b)		4.8750	09/15/28	414,319

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 8.5% (Continued)
	RETAIL - DISCRETIONARY — 0.6% (Continued)
370,000	Specialty Building Products Holdings, LLC / SBP(b)		6.3750	09/30/26	$336,217
					750,536
	SOFTWARE — 0.2%
380,000	Helios Software Holdings, Inc. / ION Corporate(b)		4.6250	05/01/28	319,746

	SPECIALTY FINANCE — 0.8%
505,000	Apollo Commercial Real Estate Finance, Inc.(b),(d)		4.6250	06/15/29	382,474
216,000	Burford Capital Global Finance, LLC(b)		6.2500	04/15/28	203,306
236,000	Burford Capital Global Finance, LLC(b)		6.8750	04/15/30	219,708
500,000	Cobra AcquisitionCo, LLC(b)		6.3750	11/01/29	290,163
					1,095,651
	TECHNOLOGY SERVICES — 0.3%
475,000	ION Trading Technologies Sarl(b)		5.7500	05/15/28	397,960

	TELECOMMUNICATIONS — 0.8%
500,000	Altice France S.A.(b)		5.5000	10/15/29	374,751
464,000	Sable International Finance Ltd.(b)		5.7500	09/07/27	437,946
550,000	Telesat Canada / Telesat, LLC(b),(d)		4.8750	06/01/27	294,914
					1,107,611
	WHOLESALE - CONSUMER STAPLES — 0.3%
571,000	C&S Group Enterprises, LLC(b)		5.0000	12/15/28	447,089

	TOTAL CORPORATE BONDS (Cost $13,558,818)				11,620,719

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.5%
	AEROSPACE & DEFENSE — 1.4%
768,474	Dynasty Acquisition Company, Inc.(c)	US0001M + 3.500%	8.4070	04/08/26	756,144
735,620	Spirit AeroSystems, Inc.(c)	TSFR1M + 4.157%	9.1760	11/23/27	734,127
413,158	Standard Aero Ltd.(c)	US0001M + 3.500%	8.4070	04/08/26	406,529
					1,896,800
	APPAREL & TEXTILE PRODUCTS — 0.5%
728,951	Birkenstock US BidCo, Inc.(c)	US0001M + 3.001%	8.0640	04/28/28	724,322

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.5% (Continued)
	ASSET MANAGEMENT — 3.3%
1,180,846	Advisor Group Holdings, Inc.(c)	US0001M + 4.500%	9.3400	07/31/26	$1,175,480
1,183,985	Hightower Holding, LLC(c)	US0001M + 3.948%	9.0100	04/21/28	1,139,958
1,096,220	Nexus Buyer, LLC(c)	US0001M + 3.750%	8.5900	11/08/26	1,038,076
1,190,835	NFP Corporation(c)	US0001M + 3.028%	8.0900	02/04/27	1,167,679
					4,521,193
	AUTOMOTIVE — 0.8%
1,188,000	Dexko Global, Inc.(c)	US0001M + 3.750%	8.9090	09/24/28	1,133,209

	BEVERAGES — 1.0%
1,346,120	Pegasus Bidco BV(c)	TSFR1M + 3.992%	9.0110	05/05/29	1,338,549

	BIOTECH & PHARMA — 0.6%
769,301	Curium Bidco Sarl(c)	US0001M + 4.250%	9.4090	09/10/27	761,608

	CABLE & SATELLITE — 1.3%
1,191,852	CSC Holdings, LLC(c)	US0003M + 4.087%	9.3900	07/17/25	1,098,989
650,000	UPC Financing Partnership(c)	US0001M + 3.000%	7.8730	01/31/29	642,821
					1,741,810
	CHEMICALS — 2.8%
698,177	ASP Unifrax Holdings, Inc.(c)	US0003M + 3.607%	8.9090	11/05/25	645,936
1,398,389	Groupe Solmax, Inc.(c)	US0001M + 4.750%	9.9090	07/23/28	1,260,592
1,274,062	Iris Holding, Inc.(c)	TSFR1M + 4.507%	9.5260	06/15/28	1,146,496
1,049,246	NIC Acquisition Corporation(c)	US0001M + 3.750%	8.9100	01/14/28	805,296
					3,858,320
	COMMERCIAL SUPPORT SERVICES — 3.8%
775,982	Amentum Government Services Holdings, LLC(c)	SOFRRATE + 4.000%	8.7640	02/07/29	746,883
1,182,000	APX Group, Inc.(c)	US0001M + 2.500%	8.2480	07/01/28	1,182,963
989,752	Creative Artists Agency, LLC(c)	TSFR1M + 3.607%	8.3070	11/16/28	988,930
1,121,462	Garda World Security Corporation(c)	US0001M + 4.250%	9.1090	10/30/26	1,120,996
1,181,955	Sotheby’s(c)	US0001M + 4.500%	9.7600	01/15/27	1,182,694
					5,222,466

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.5% (Continued)
	CONSTRUCTION MATERIALS — 2.0%
1,096,897	Foley Products Company, LLC(c)	SOFRRATE + 4.750%	9.7980	02/10/29	$1,090,042
883,563	Quikrete Holdings, Inc.(c)	US0001M + 3.000%	7.8400	06/11/28	881,150
772,306	US Silica Company(c)	TSFR1M + 4.613%	9.6320	03/17/30	762,652
					2,733,844
	CONSUMER SERVICES — 0.9%
1,180,509	Mckissock Investment Holdings, LLC(c)	SOFRRATE + 5.000%	10.0540	03/04/29	1,160,588

	CONTAINERS & PACKAGING — 3.0%
1,181,306	Clydesdale Acquisition Holdings, Inc.(c)	TSFR1M + 4.250%	9.0820	03/30/29	1,156,203
1,272,034	LABL, Inc.(c)	US0001M + 5.000%	9.8400	10/22/28	1,256,203
1,187,251	Patriot Container Corporation(c)	US0003M + 3.750%	8.6570	03/16/25	1,097,097
586,412	Trident TPI Holdings, Inc.(c)	US0001M + 4.000%	9.1590	09/17/28	571,661
					4,081,164
	E-COMMERCE DISCRETIONARY — 1.1%
1,040,785	CNT Holdings I Corporation(c)	US0001M + 3.500%	8.4590	10/16/27	1,032,250
524,000	CNT Holdings I Corporation(c)	US0001M + 6.647%	11.7090	11/06/28	499,110
					1,531,360
	ELECTRIC UTILITIES — 0.0%(f)
635,000	Texas Competitive Electric Holdings Company, LLC /(g)		—	11/22/49	—

	ELECTRICAL EQUIPMENT — 0.6%
668,410	Icebox Holdco III, Inc.(c)	US0001M + 3.750%	8.6590	12/22/28	643,414
179,825	Icebox Holdco III, Inc.(c)	US0001M + 6.750%	11.9090	12/15/29	160,044
					803,458
	ENGINEERING & CONSTRUCTION — 0.9%
1,182,000	USIC Holdings, Inc.(c)	US0001M + 3.500%	8.3400	05/14/28	1,161,936

	ENTERTAINMENT CONTENT — 1.6%
1,181,491	NEP Group, Inc.(c)	US0003M + 3.250%	8.0900	10/20/25	1,111,051
1,117,539	Univision Communications, Inc.(c)	TSFR1M + 4.130%	9.1480	06/10/29	1,110,554
					2,221,605

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.5% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 4.0%
1,182,000	Bella Holding Company, LLC(c)	US0001M + 3.750%	8.6570	04/01/28	$1,149,330
1,180,644	Corgi BidCo, Inc.(c)	TSFR1M + 4.880	9.8980	09/20/29	1,114,233
1,191,292	Milano Acquisition Corporation(c)	US0001M + 4.000%	8.9980	08/17/27	1,151,091
997,022	Phoenix Newco, Inc.(c)	US0001M + 3.250%	8.0900	08/11/28	981,384
325,000	Team Health Holdings, Inc.(c)	US0003M + 2.288%	7.5900	01/12/24	275,527
1,363,436	Team Health Holdings, Inc.(c)	SOFRRATE + 5.250%	10.0570	02/17/27	895,777
					5,567,342
	INDUSTRIAL INTERMEDIATE PROD — 0.5%
644,037	Crosby US Acquisition Corporation(c)	TSFR1M + 5.052%	10.0710	06/27/26	632,767

	INSTITUTIONAL FINANCIAL SERVICES — 0.9%
1,177,775	Aretec Group, Inc.(c)	US0003M + 4.250%	9.1570	10/01/25	1,174,412

	INSURANCE — 3.3%
1,177,647	Alliant Holdings Intermediate, LLC(c)	US0001M + 3.448%	8.5100	11/06/27	1,169,209
455,920	Asurion, LLC(c)	US0001M + 3.250%	8.0900	12/18/26	427,140
662,151	Asurion, LLC(c)	US0001M + 3.250%	8.0900	07/28/27	613,595
355,000	Asurion, LLC(c)	US0001M + 5.250%	10.0900	01/29/28	298,349
365,000	Asurion, LLC(c)	US0001M + 5.250%	10.0900	01/14/29	304,129
550,435	BroadStreet Partners, Inc.(c)	TSFR1M + 3.952%	8.9710	01/26/29	546,651
1,230,588	Sedgwick Claims Management Services, Inc.(c)	TSFR1M + 3.538%	8.5570	02/17/28	1,218,965
					4,578,038
	LEISURE FACILITIES & SERVICES — 6.6%
1,738,979	Aimbridge Acquisition Company, Inc.(c)	US0003M + 3.750%	8.5900	02/01/26	1,644,430
520,349	Carnival Corporation(c)	US0001M + 3.000%	8.0250	06/30/25	518,398
638,339	Carnival Corporation(c)	US0001M + 3.250%	8.0900	10/08/28	628,499
1,337,443	Dave & Buster’s, Inc.(c)	TSFR1M + 4.919%	9.9380	06/23/29	1,339,951
1,194,857	Fogo De Chao, Inc.(c)	US0003M + 4.250%	9.0900	04/05/25	1,172,609
2,541,343	Hornblower Sub, LLC(c)	US0001M + 4.500%	9.7100	04/27/25	1,412,834
865,646	Playa Resorts Holding BV(c)	TSFR1M + 4.121%	9.1400	11/22/28	865,525

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.5% (Continued)
	LEISURE FACILITIES & SERVICES — 6.6% (Continued)
1,448,453	Wok Holdings, Inc.(c)	US0003M + 6.250%	11.3400	03/01/26	$1,341,637
					8,923,883
	LEISURE PRODUCTS — 1.1%
1,574,414	Varsity Brands Holding Company, Inc.(c)	US0003M + 3.500%	9.8740	12/15/24	1,479,950

	MACHINERY — 1.5%
821,767	Alliance Laundry Systems, LLC(c)	US0001M + 3.500%	8.5590	09/30/27	818,172
1,181,299	STS Operating, Inc.(c)	US0003M + 4.250%	9.0900	12/07/24	1,178,346
					1,996,518
	MEDICAL EQUIPMENT & DEVICES — 1.5%
1,566,135	Mozart Borrower, L.P.(c)	US0001M + 3.250%	8.0900	09/30/28	1,522,307
504,384	Sotera Health Holdings, LLC(c)	TSFR1M + 3.797%	8.8160	12/11/26	502,493
					2,024,800
	OIL & GAS PRODUCERS — 3.4%
1,547,291	CQP Holdco, L.P.(c)	US0001M + 3.750%	8.6590	06/04/28	1,546,038
783,498	EG America, LLC(c)	US0003M + 4.000%	8.8400	02/05/25	759,601
1,169,840	M6 ETX Holdings II Midco, LLC(c)	TSFR1M + 4.527%	9.5460	08/11/29	1,162,774
1,185,056	Medallion Midland Acquisition, L.P.(c)	US0001M + 3.750%	8.9100	10/14/28	1,175,132
					4,643,545
	OIL & GAS SERVICES & EQUIPMENT — 0.0%(f)
1,140	Paragon Offshore Finance Company(c)	US0003M + 0.000%	5.0000	07/15/22	—

	PUBLISHING & BROADCASTING — 0.6%
1,004,739	Sinclair Television Group, Inc.(c)	TSFR1M + 3.750%	8.6570	04/13/29	843,981

	REAL ESTATE INVESTMENT TRUSTS — 0.8%
1,185,000	Claros Mortgage Trust, Inc.(c)	US0001M + 4.500%	9.4900	08/09/26	1,028,977

	RETAIL - DISCRETIONARY — 3.4%
867,105	Hertz Corporation (The)(c)	US0001M + 3.250%	8.0900	06/14/28	865,588
1,177,307	JP Intermediate B, LLC(c)	US0003M + 5.500%	10.3250	11/20/25	630,836
1,275,850	LBM Acquisition, LLC(c)	US0001M + 3.750%	8.5900	12/18/27	1,188,997

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.5% (Continued)
	RETAIL - DISCRETIONARY — 3.4% (Continued)
1,020,904	Park River Holdings, Inc.(c)	US0001M + 3.460%	8.5220	01/22/28	$956,914
524,242	Petco Health & Wellness Company, Inc.(c)	US0001M + 3.250%	8.4100	02/25/28	517,657
512,200	PetSmart, Inc.(c)	US0003M + 3.750%	8.6570	01/29/28	510,599
					4,670,591
	SOFTWARE — 12.5%
706,560	Applied Systems, Inc.(c)	US0003M + 2.000%	9.3980	09/19/24	708,824
190,250	Applied Systems, Inc.(c)	US0001M + 5.500%	11.6480	09/19/25	191,044
139,606	athenahealth, Inc.(c)	SOFRRATE + 0.000%	3.5000	01/27/29	131,280
1,136,418	athenahealth, Inc.(c)	SOFRRATE + 3.500%	8.4640	01/27/29	1,068,637
1,182,201	Barracuda Networks, Inc.(c)	TSFR1M + 4.157%	9.1760	08/15/29	1,149,874
1,155,223	Central Parent, Inc.(c)	TSFR1M + 4.130%	9.1480	06/09/29	1,155,530
1,805,555	Condor Merger Sub, Inc.(c)	SOFRRATE + 4.000%	8.6530	02/03/29	1,706,899
590,863	Dcert Buyer, Inc.(c)	US0003M + 4.000%	8.6960	08/08/26	586,402
600,000	Dcert Buyer, Inc.(c)	US0001M + 7.000%	11.6960	02/16/29	557,061
1,183,689	Epicor Software Corporation(c)	US0001M + 3.250%	8.0900	07/31/27	1,170,657
1,776,238	Greeneden US Holdings II, LLC(c)	US0001M + 4.000%	8.8400	10/08/27	1,762,551
300,000	Helios Software Holdings, Inc.(c)	US0001M + 3.750%	8.6570	03/11/28	294,321
1,089,607	MedAssets Software Intermediate Holdings, Inc.(c)	US0001M + 4.000%	8.8400	11/19/28	941,835
121,719	MedAssets Software Intermediate Holdings, Inc.(c)	US0001M + 6.750%	11.5900	11/19/29	87,105
1,181,633	Project Boost Purchaser, LLC(c)	US0003M + 3.500%	8.3400	05/30/26	1,175,169
1,175,125	Proofpoint, Inc.(c)	US0001M + 3.250%	8.0900	06/10/28	1,151,376
1,084,117	RealPage, Inc.(c)	US0001M + 3.250%	7.8400	02/18/28	1,054,646
777,202	Sophia, L.P.(c)	US0003M + 3.250%	8.6590	09/23/27	768,458
266,331	Sophia, L.P.(c)	SOFRRATE + 4.250%	9.0570	10/07/27	264,584
1,181,633	Ultimate Software Group, Inc. (The)(c)	US0003M + 3.750%	8.5750	04/08/26	1,164,310
					17,090,563
	SPECIALTY FINANCE — 0.4%
621,027	Apollo Commercial Real Estate Finance, Inc.(c)	US0001M + 3.500%	8.3400	03/11/28	555,819

	TECHNOLOGY HARDWARE — 1.6%
1,181,491	VeriFone Systems, Inc.(c)	US0003M + 4.000%	8.9580	08/20/25	1,024,536

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 79.5% (Continued)
	TECHNOLOGY HARDWARE — 1.6% (Continued)
1,210,913	Viasat, Inc.(c)	SOFRRATE + 4.500%	9.4210	02/24/29	$1,178,672
					2,203,208
	TECHNOLOGY SERVICES — 4.5%
176,850	ION Trading Finance Ltd.(c)	US0001M + 4.750%	9.9090	03/26/28	171,165
1,137,000	MoneyGram International, Inc.(c)	US0001M + 4.500%	9.3400	07/21/26	1,131,787
1,212,560	MPH Acquisition Holdings, LLC(c)	US0001M + 4.250%	9.2030	08/17/28	1,044,826
1,182,248	Peraton Corporation(c)	US0001M + 3.750%	8.5900	02/24/28	1,160,447
1,166,121	Sitel Worldwide Corporation(c)	US0001M + 3.750%	8.6000	07/29/28	1,163,818
1,308,866	Travelport Finance Luxembourg Sarl(c)	US0003M + 5.000%	9.7300	05/29/26	826,457
585,611	Verscend Holding Corporation(c)	US0001M + 4.000%	8.8400	08/27/25	585,795
					6,084,295
	TELECOMMUNICATIONS — 2.9%
1,594,433	Altice France S.A.(c)	US0003M + 3.688%	10.4860	01/09/26	1,504,085
889,885	CCI Buyer, Inc.(c)	US0001M + 4.000%	8.8980	12/12/27	876,260
883,239	Connect Finco S.A.RL(c)	US0001M + 3.500%	8.3500	12/12/26	879,847
1,201,429	Telesat, LLC(c)	US0001M + 2.750%	7.5800	12/06/26	667,165
					3,927,357
	TRANSPORTATION & LOGISTICS — 3.5%
680,000	AAdvantage Loyalty IP Ltd.(c)	US0003M + 4.750%	10.0000	03/10/28	685,569
970,198	Air Canada(c)	US0001M + 3.500%	8.3690	07/27/28	969,747
1,181,571	Kenan Advantage Group, Inc. (The)(c)	US0001M + 3.750%	8.5900	03/24/26	1,179,356
690,900	United Airlines, Inc.(c)	US0001M + 3.750%	8.7700	04/14/28	689,819
1,470,735	WestJet Airlines Ltd.(c)	US0003M + 2.762%	8.0640	10/08/26	1,395,771
					4,920,262
	WHOLESALE - DISCRETIONARY — 0.9%
1,181,538	Fastlane Parent Company, Inc.(c)	US0001M + 4.500%	9.3400	02/04/26	1,179,812

	TOTAL TERM LOANS (Cost $113,372,705)				108,418,352

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Expiration Date	Exercise Price	Fair Value
	RIGHT — 0.0%(f)
	NON-LISTED RIGHT - 0.0% (f) (Continued)
10,588	TRA Rights	11/22/2024	—	$12,176

	TOTAL RIGHT (Cost $17,470)			12,176

Shares		Expiration Date	Exercise Price	Fair Value
	WARRANT — 0.0%(f)
	PUBLISHING & BROADCASTING - 0.0% (f)
14,905	iHeartMedia, Inc.	05/02/2039	$0.00	$52,168

	TOTAL WARRANT (Cost $287,609)			52,168

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.2%
	COLLATERAL FOR SECURITIES LOANED - 2.4%
3,171,340	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $3,171,340)(h) (i)	3,171,340

	MONEY MARKET FUND - 0.8%
1,157,653	Fidelity Government Portfolio, CLASS I, 4.73% (Cost $1,157,653)(h)	1,157,653

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,328,993)	4,328,993

	TOTAL INVESTMENTS - 101.0% (Cost $146,320,498)	$137,773,140
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0)%	(1,361,212)
	NET ASSETS - 100.0%	$136,411,928

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR1M	TSFR1M

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023 the total market value of 144A securities is 23,121,943 or 17.0% of net assets.

(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $3,119,318 at April 30, 2023.

(e)	Variable rate security; the rate shown represents the rate on April 30, 2023.

(f)	Percentage rounds to less than 0.1%.

(g)	Represents issuer in default on interest payments; non-income producing security.

(h)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(i)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments, LLC)

Asset Class Recap

High-Yield bonds, as measured by the Bloomberg U.S. High-Yield Ba/B 2% Issuer Cap Index, rallied to begin the fiscal year amid easing inflation concerns and a string of positive retail fund flows despite restrictive central bank policies, as positive market sentiment quickly returned following weaker than expected inflation data. However, the narrative began to shift to close the 2022 calendar year due to a surprisingly hawkish tone from central banks and weaker-than-anticipated global economic data. To begin 2023, the asset class resumed its rally thanks to constructive data on inflation, China’s reopening from its strict covid-zero policy, and warmer weather leading to a rising growth outlook in Europe. Heading into February, investors had been optimistic that inflation was moderating at a pace that would allow the Federal Reserve (the Fed) to think about pausing the interest rate increases that roiled markets in 2022. However, jobs data released early in February pointed to an unexpected surge in employment in January which, coupled with stronger-than-expected core PCE figures, pushed out expectations for a Fed pause or cut. This remained the market narrative until March, when turmoil in the US regional and European banking sectors led to an increase in volatility in both Treasury rates and risk asset classes. In the face of these challenges, the Fed increased rates 25 basis points at both their February and March meetings amid still elevated inflation and a robust labor market, bringing the Federal Funds rate to 4.75 percent to 5.00 percent. High-yield bonds continued to generate positive total returns in April amid easing fears of regional banking failures having broad contagion effects, better-than-expected earnings, and mixed economic data. Over the six-month period ended April 30, 2023, high-yield bonds increased 6.2 percent.

Allocation Review

Sector allocation detracted from performance for the fiscal six-month period, while security selection contributed. From a sector allocation standpoint, an underweight allocation to consumer cyclicals and an overweight allocation to the energy sector detracted from performance, while an underweight allocation to the communications sector contributed. From a security selection standpoint, holdings among the communications, capital goods, and consumer cyclical sectors contributed to performance for the period. These contributions more than offset the detraction from selection within the technology and finance sectors. The Fund continued to have an approximate 8 percent allocation to CCC-rated bonds, which contributed to positive Fund performance as the ICE BofA CCC and Lower U.S. Cash Pay High-Yield Index increased 6.4 percent. Additionally, the Fund’s significant 15 percent relative underweight to BB-rated bonds generally aided relative performance, as the ICE BofA BB U.S. Cash Pay High-Yield Index increased 5.8 percent during the six-month period.

Holdings Insights

One of the most significant contributors to positive Fund performance over the fiscal period was the exposure to AMC Entertainment Holdings, Inc. 7.5%, due 02/15/2029 (00165CBA1) (holding weight*: 0.42 percent), an American movie theater chain. This credit surged 22.8 percent since being added to the Fund after better-than-anticipated box office sales prompted many analysts to raise growth estimates for the first quarter of 2023. The company reported that Easter weekend was its busiest weekend of the year and its third busiest since 2019, giving investors further hope of a box office resurgence. The Fund also received positive contributions from credits from the cruise line industry due to companies in the industry reporting smaller-than-anticipated losses and stating that bookings were near record highs at elevated prices. This included the global cruise operators Carnival Corporation 5.75% due 3/1/2027 (143658BN1) (holding weight*: 0.92 percent), and Royal Caribbean Cruises Ltd. 5.5%, Due 04/1/2028 (780153BG6) (holding weight*: 0.11 percent). Over the six-month period, these credits increased 23.7 percent and 17.8 percent, respectively. Outside of the consumer cyclical industry, Telesat, LLC 4.875%, due 06/01/2027 (87952VAP1) (holding weight*: 0.39 percent), one of the largest and most innovative global satellite operators, positively contributed to Fund performance by rising 17.9 percent.

Rackspace Technology Global, Inc. 3.5%, due 02/15/2028 (750098AB1) (holding weight*: 0.24 percent), an end-to-end multi-cloud technology services company meaningfully detracted from Fund performance. In the first fiscal quarter, this credit faced numerous headwinds, including a disappointing earnings report as the company shifted business models to focus on cloud-based services. Additionally, the company was hit with a ransomware attack, causing significant disruptions for thousands of the company’s customers. Not only did this adversely impact the company’s credibility, but many customers also switched providers in order to regain access to their emails and other functions left inaccessible by the disruptions. Although the most recent earnings report released in the most recent fiscal quarter showed some promise, investor concerns were not fully resolved, weighing on the credit. Over the six-month period, this credit declined 34.7 percent. Other meaningful detractors during the period were CSC Holdings, LLC 5.75%, due 1/15/2030 (126307BA4) (holding weight*: 0.38 percent), a cable and telecommunications services provider, and Curo Group Holdings Corporation 7.5%, due 8/1/2028 (23131LAC1) (holding weight*: 0.57 percent), a provider of unsecured and secured installment, open-end, and single-pay loan services. Over the six-month period the CSC Holdings, LLC credit tumbled 30.1 percent, while Curo Group Holdings credit fell 26.8 percent.

Sub-Adviser Outlook

With fears of a widespread banking crisis having subsided, the Sub-Adviser expects credit spreads to remain largely rangebound as we approach the end of the Fed’s rate hike cycle. The Sub-Adviser remains of the view that a more forward-looking Fed and tightening lending conditions will result in slowing economic growth, a more uncertain consumer, and a corporate earnings slowdown in developed market economies, which should further reveal itself in the second half of the year as the lagged effect of rate increases takes hold. The Sub-Adviser is also beginning to see some weakness in the underlying US economic data, with both jobless claims and JOLTS (Job Openings and Labor Turnover Survey) missing consensus expectations. While nonfarm payrolls remained robust, this may prove temporary as the backdrop weakens. As a result, the Sub-Adviser maintains a marginally defensive bias in the Fund while looking for select opportunities to take advantage of attractive valuations at the issuer level.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2023.

Dunham High-Yield Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	6.86%	2.08%	3.31%	3.13%
Class A with Load 4.50%	1.82%	(2.82)%	2.13%	2.40%
Class A without load	6.64%	1.80%	3.07%	2.88%
Class C	6.37%	1.21%	2.53%	2.37%
Bloomberg US Corp. High-Yield Bond Ba/B 2% Issuer Capped Index (a)	6.16%	8.32%	3.61%	3.74%
Morningstar High-Yield Bond Category	5.54%	0.41%	2.36%	2.94%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.19% for Class N, 1.94% for Class C and 1.44% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	Bloomberg U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
B2	16.9%
B1	16.5%
Ba3	14.6%
Collateral for Securities Loaned	11.5%
Ba2	11.4%
B3	9.0%
Other/Not Rated	7.6%
Ba1	4.7%
Caa1	4.6%
Caa2	2.3%
Baa3	0.9%
Total	100.0%

*      Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 1.7%
	OIL & GAS SERVICES & EQUIPMENT- 1.7%
50	Hi-Crush(a) (g)	$1,813,750

	TOTAL COMMON STOCKS (Cost $1,196,933)	1,813,750

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 93.0%
	AEROSPACE & DEFENSE — 0.9%
493,000	Rolls-Royce plc(b)		5.7500	10/15/27	492,562
457,000	Spirit AeroSystems, Inc.(b)		7.5000	04/15/25	454,633
					947,195
	ASSET MANAGEMENT — 1.0%
415,000	AG Issuer, LLC(b)		6.2500	03/01/28	386,176
683,000	NFP Corporation(b)		4.8750	08/15/28	622,623
					1,008,799
	AUTOMOTIVE — 2.0%
185,000	Ford Motor Company		3.2500	02/12/32	143,168
404,000	Ford Motor Company		4.7500	01/15/43	303,982
461,000	Ford Motor Credit Co LLC		4.0000	11/13/30	395,590
205,000	Ford Motor Credit Company, LLC		4.9500	05/28/27	194,075
728,000	Ford Motor Credit Company, LLC		7.3500	11/04/27	750,614
152,000	ZF North America Capital, Inc.(b)		6.8750	04/14/28	156,700
152,000	ZF North America Capital, Inc.(b)		7.1250	04/14/30	157,086
					2,101,215
	BIOTECH & PHARMA — 1.3%
200,000	Organon Finance 1, LLC(b)		4.1250	04/30/28	184,321
589,000	Organon Finance 1, LLC(b)		5.1250	04/30/31	525,317
200,000	Teva Pharmaceutical Finance Netherlands III BV		5.1250	05/09/29	186,282
405,000	Teva Pharmaceutical Finance Netherlands III BV		7.8750	09/15/29	425,557
					1,321,477
	CABLE & SATELLITE — 4.7%
1,290,000	Altice Financing S.A.(b),(c)		5.0000	01/15/28	1,046,347
555,000	Block Communications, Inc.(b)		4.8750	03/01/28	480,016
378,000	CCO Holdings, LLC / CCO Holdings Capital(b)		5.0000	02/01/28	350,156

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 93.0% (Continued)
	CABLE & SATELLITE — 4.7% (Continued)
825,000	CCO Holdings, LLC / CCO Holdings Capital(b)		5.3750	06/01/29	$757,646
800,000	CCO Holdings, LLC / CCO Holdings Capital(b),(c)		6.3750	09/01/29	761,090
775,000	CSC Holdings, LLC(b)		5.7500	01/15/30	395,949
680,000	CSC Holdings, LLC(b),(c)		4.6250	12/01/30	332,879
610,000	Sirius XM Radio, Inc.(b)		4.0000	07/15/28	515,665
435,000	UPC Broadband Finco BV(b)		4.8750	07/15/31	375,827
					5,015,575
	CHEMICALS — 2.0%
854,000	Consolidated Energy Finance S.A.(b)		5.6250	10/15/28	751,506
480,000	Methanex Corporation		5.1250	10/15/27	459,029
531,000	Minerals Technologies, Inc.(b)		5.0000	07/01/28	485,674
614,000	Trinseo Materials Operating SCA / Trinseo(b)		5.1250	04/01/29	381,273
					2,077,482
	COMMERCIAL SUPPORT SERVICES — 5.1%
400,000	Allied Universal Holdco, LLC / Allied Universal(b)		4.6250	06/01/28	347,927
585,000	Brink’s Company (The)(b)		4.6250	10/15/27	553,729
312,000	Covanta Holding Corporation		5.0000	09/01/30	273,337
456,000	Covert Mergeco, Inc.(b)		4.8750	12/01/29	406,250
630,000	Deluxe Corporation(b)		8.0000	06/01/29	487,369
505,000	Garda World Security Corporation(b)		9.5000	11/01/27	484,603
222,000	Garda World Security Corporation(b)		6.0000	06/01/29	182,795
612,000	Harsco Corporation(b)		5.7500	07/31/27	505,790
380,000	Korn Ferry(b)		4.6250	12/15/27	361,428
515,000	Prime Security Services Borrower, LLC / Prime(b)		5.7500	04/15/26	511,778
505,000	Sotheby’s(b)		7.3750	10/15/27	474,035
350,000	Sotheby’s/Bidfair Holdings, Inc.(b)		5.8750	06/01/29	288,435
580,000	TriNet Group, Inc.(b)		3.5000	03/01/29	507,781
					5,385,257
	CONSTRUCTION MATERIALS — 0.7%
328,000	Standard Industries, Inc.(b)		4.7500	01/15/28	306,375
524,000	Standard Industries, Inc.(b)		3.3750	01/15/31	415,216
					721,591
	CONSUMER SERVICES — 1.0%
600,000	PROG Holdings, Inc.(b),(c)		6.0000	11/15/29	540,579

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 93.0% (Continued)
	CONSUMER SERVICES — 1.0% (Continued)
561,000	Rent-A-Center, Inc.(b)		6.3750	02/15/29	$493,141
					1,033,720
	CONTAINERS & PACKAGING — 3.1%
764,000	Ardagh Metal Packaging Finance USA, LLC / Ardagh(b)		3.2500	09/01/28	669,797
139,000	Ball Corporation		5.2500	07/01/25	138,789
199,000	Ball Corporation		2.8750	08/15/30	167,040
600,000	Clydesdale Acquisition Holdings, Inc.(b)		6.6250	04/15/29	589,513
479,000	Crown Americas, LLC		5.2500	04/01/30	466,376
507,000	LABL, Inc.(b)		5.8750	11/01/28	468,658
33,000	LABL, Inc.(b)		9.5000	11/01/28	33,949
382,000	Mauser Packaging Solutions Holding Company(b)		7.8750	08/15/26	386,517
465,000	Silgan Holdings, Inc.		4.1250	02/01/28	435,270
					3,355,909
	ELECTRIC UTILITIES — 2.4%
703,000	Calpine Corporation(b)		5.0000	02/01/31	593,107
332,000	Calpine Corporation(b)		3.7500	03/01/31	283,614
165,000	Clearway Energy Operating, LLC(b)		3.7500	01/15/32	138,546
510,000	NRG Energy Inc(b),(c)		3.6250	02/15/31	413,536
555,000	NRG Energy, Inc.(b)		5.2500	06/15/29	512,572
685,000	Vistra Operations Company, LLC(b)		5.0000	07/31/27	651,806
					2,593,181
	ENGINEERING & CONSTRUCTION — 0.5%
557,000	VM Consolidated, Inc.(b)		5.5000	04/15/29	517,378

	ENTERTAINMENT CONTENT — 1.7%
445,000	Banijay Entertainment S.A.SU(b)		5.3750	03/01/25	434,106
604,000	Paramount Global(d)	H15T5Y + 3.999%	6.3750	03/30/62	514,076
735,000	Univision Communications, Inc.(b)		6.6250	06/01/27	711,022
131,000	Univision Communications, Inc.(b)		7.3750	06/30/30	125,829
					1,785,033
	FOOD — 1.6%
208,000	Herbalife Nutrition Ltd. / HLF Financing, Inc.(b)		7.8750	09/01/25	199,368
925,000	HLF Financing Sarl, LLC / Herbalife International,(b),(c)		4.8750	06/01/29	709,021
209,000	Land O’Lakes Capital Trust I(b)		7.4500	03/15/28	198,028

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 93.0% (Continued)
	FOOD — 1.6% (Continued)
321,000	Post Holdings, Inc.(b)		4.5000	09/15/31	$281,616
381,000	Simmons Foods, Inc./Simmons Prepared Foods,(b)		4.6250	03/01/29	315,186
					1,703,219
	FORESTRY, PAPER & WOOD PRODUCTS — 0.3%
456,000	Glatfelter Corporation(b)		4.7500	11/15/29	321,184

	GAS & WATER UTILITIES — 0.6%
615,000	Ferrellgas Escrow, LLC / FG Operating Finance(b)		5.3750	04/01/26	573,978
30,000	Ferrellgas Escrow, LLC / FG Operating Finance(b)		5.8750	04/01/29	25,379
					599,357
	HEALTH CARE FACILITIES & SERVICES — 3.4%
750,000	CHS/Community Health Systems, Inc.(b)		5.6250	03/15/27	693,127
678,000	DaVita, Inc.(b)		4.6250	06/01/30	591,423
597,000	HCA, Inc.		3.5000	09/01/30	537,070
530,000	Legacy LifePoint Health, LLC(b)		4.3750	02/15/27	451,690
575,000	Molina Healthcare Inc 3.875% 11/15/2030(b)		3.8750	11/15/30	507,734
695,000	Select Medical Corporation(b),(c)		6.2500	08/15/26	682,129
215,000	Tenet Healthcare Corporation		4.6250	07/15/24	213,449
					3,676,622
	HOME CONSTRUCTION — 0.9%
361,000	Mattamy Group Corporation(b)		5.2500	12/15/27	336,386
210,000	Mattamy Group Corporation(b)		4.6250	03/01/30	184,329
475,000	PGT Innovations, Inc.(b)		4.3750	10/01/29	429,350
					950,065
	HOUSEHOLD PRODUCTS — 0.9%
456,000	Coty, Inc.(b)		5.0000	04/15/26	445,571
600,000	Edgewell Personal Care Company(b),(c)		4.1250	04/01/29	532,119
					977,690
	INSTITUTIONAL FINANCIAL SERVICES — 1.0%
550,000	Aretec Escrow Issuer, Inc.(b)		7.5000	04/01/29	461,151
689,000	LPL Holdings, Inc.(b)		4.0000	03/15/29	619,157
					1,080,308
	INSURANCE — 1.1%
313,000	Jones Deslauriers Insurance Management, Inc.(b)		8.5000	03/15/30	317,010

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 93.0% (Continued)
	INSURANCE — 1.1% (Continued)
345,000	NMI Holdings, Inc.(b)		7.3750	06/01/25	$351,153
575,000	Ryan Specialty Group, LLC(b)		4.3750	02/01/30	513,102
					1,181,265
	INTERNET MEDIA & SERVICES — 0.5%
659,000	GrubHub Holdings, Inc.(b),(c)		5.5000	07/01/27	481,930

	LEISURE FACILITIES & SERVICES — 7.4%
609,000	AMC Entertainment Holdings, Inc.(b),(c)		7.5000	02/15/29	442,097
506,000	Brinker International, Inc.(b)		5.0000	10/01/24	495,928
643,000	Caesars Entertainment, Inc.(b)		6.2500	07/01/25	644,617
122,000	Carnival Corporation(b),(c)		7.6250	03/01/26	111,397
1,163,000	Carnival Corporation(b),(c)		5.7500	03/01/27	954,710
322,000	Carnival Corporation(b)		6.0000	05/01/29	253,059
470,000	Carnival Corporation(b),(c)		10.5000	06/01/30	446,426
715,000	CEC Entertainment Company, LLC(b)		6.7500	05/01/26	680,322
295,000	Dave & Buster’s, Inc. B(b)		7.6250	11/01/25	299,693
211,000	Hilton Grand Vacations Borrower Escrow, LLC /(b)		5.0000	06/01/29	191,476
555,000	Hilton Grand Vacations Borrower Escrow, LLC /(b)		4.8750	07/01/31	484,827
710,000	NCL Corporation Ltd.(b),(c)		3.6250	12/15/24	666,940
187,000	NCL Corporation Ltd.(b)		5.8750	03/15/26	160,940
243,000	NCL Corporation Ltd.(b),(c)		7.7500	02/15/29	206,048
603,000	Royal Caribbean Cruises Ltd.(b),(c)		4.2500	07/01/26	540,603
126,000	Royal Caribbean Cruises Ltd.(b),(c)		5.5000	04/01/28	111,295
445,000	SeaWorld Parks & Entertainment, Inc.(b),(c)		8.7500	05/01/25	455,529
556,000	Wyndham Destinations, Inc.		6.0000	04/01/27	547,629
					7,693,536
	MEDICAL EQUIPMENT & DEVICES — 0.8%
482,000	Mozart Debt Merger Sub, Inc.(b)		3.8750	04/01/29	422,008
505,000	Mozart Debt Merger Sub, Inc.(b),(c)		5.2500	10/01/29	436,974
					858,982
	METALS & MINING — 2.0%
697,000	FMG Resources August 2006 Pty Ltd.(b)		4.5000	09/15/27	663,147
555,000	Hudbay Minerals, Inc.(b)		6.1250	04/01/29	519,605
305,000	Mineral Resources Ltd.(b)		8.1250	05/01/27	307,969

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 93.0% (Continued)
	METALS & MINING — 2.0% (Continued)
135,000	Mineral Resources Ltd.(b)		8.5000	05/01/30	$137,508
480,000	Warrior Met Coal, Inc.(b)		7.8750	12/01/28	485,730
					2,113,959
	OIL & GAS PRODUCERS — 14.8%
576,000	Antero Midstream Partners, L.P. / Antero Midstream(b)		5.7500	01/15/28	558,476
487,000	Antero Resources Corporation(b),(c)		5.3750	03/01/30	456,913
148,000	Apache Corporation		4.3750	10/15/28	138,819
652,000	Apache Corporation		4.7500	04/15/43	509,176
554,000	Buckeye Partners, L.P.(b)		4.5000	03/01/28	504,195
494,000	California Resources Corporation(b)		7.1250	02/01/26	497,848
480,000	Civitas Resources, Inc.(b)		5.0000	10/15/26	451,726
132,000	DCP Midstream Operating, L.P.(b)		6.7500	09/15/37	143,674
235,000	DCP Midstream Operating, L.P.		5.6000	04/01/44	226,691
498,000	Earthstone Energy Holdings, LLC(b)		8.0000	04/15/27	486,558
605,000	eG Global Finance plc(b)		6.7500	02/07/25	573,960
70,000	EQM Midstream Partners, L.P.(b)		7.5000	06/01/27	69,823
233,000	EQM Midstream Partners, L.P.		5.5000	07/15/28	212,582
264,000	EQM Midstream Partners, L.P.(b)		7.5000	06/01/30	256,659
54,000	Genesis Energy, L.P. / Genesis Energy Finance		6.2500	05/15/26	52,091
507,000	Genesis Energy, L.P. / Genesis Energy Finance		8.0000	01/15/27	506,460
674,000	Genesis Energy, L.P. / Genesis Energy Finance		8.8750	04/15/30	675,754
677,000	Harvest Midstream I, L.P.(b)		7.5000	09/01/28	663,154
659,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)		5.7500	02/01/29	616,329
279,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(b)		6.0000	02/01/31	258,181
865,000	Holly Energy Partners, L.P. / Holly Energy Finance(b)		5.0000	02/01/28	807,909
550,000	Howard Midstream Energy Partners, LLC(b)		6.7500	01/15/27	513,801
509,000	Independence Energy Finance, LLC(b)		7.2500	05/01/26	488,235
695,000	ITT Holdings, LLC(b)		6.5000	08/01/29	577,743
405,000	Murphy Oil USA, Inc.		4.7500	09/15/29	376,192
650,000	NGL Energy Operating, LLC / NGL Energy Finance(b)		7.5000	02/01/26	623,868
425,000	NGL Energy Partners, L.P. / NGL Energy Finance		6.1250	03/01/25	392,545
152,000	NuStar Logistics, L.P.		5.7500	10/01/25	149,226
379,000	NuStar Logistics, L.P.(c)		6.3750	10/01/30	365,381
452,000	Oasis Petroleum, Inc.(b),(c)		6.3750	06/01/26	450,940

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 93.0% (Continued)
	OIL & GAS PRODUCERS — 14.8% (Continued)
503,000	Occidental Petroleum Corporation		6.3750	09/01/28	$525,110
476,000	Occidental Petroleum Corporation		6.1250	01/01/31	498,174
192,000	Rockcliff Energy II, LLC(b)		5.5000	10/15/29	173,945
145,000	Southwestern Energy Company		5.3750	02/01/29	136,841
669,000	Southwestern Energy Company		5.3750	03/15/30	623,220
600,000	Strathcona Resources Ltd.(b)		6.8750	08/01/26	508,084
526,000	Venture Global Calcasieu Pass, LLC(b)		3.8750	08/15/29	473,660
					15,543,943
	OIL & GAS SERVICES & EQUIPMENT — 2.1%
491,000	Archrock Partners, L.P. / Archrock Partners(b)		6.8750	04/01/27	483,012
434,000	Nabors Industries, Inc.(b)		7.3750	05/15/27	423,693
510,000	USA Compression Partners, L.P. / USA Compression		6.8750	04/01/26	505,393
415,000	Valaris Ltd.(b)		8.3750	04/30/30	415,828
337,000	Weatherford International Ltd.(b)		6.5000	09/15/28	337,359
					2,165,285
	PUBLISHING & BROADCASTING — 0.3%
332,000	Belo Corporation		7.7500	06/01/27	319,303

	REAL ESTATE INVESTMENT TRUSTS — 1.3%
650,000	HAT Holdings I, LLC / HAT Holdings II, LLC(b)		3.3750	06/15/26	576,249
141,000	Service Properties Trust		5.2500	02/15/26	125,398
461,000	Service Properties Trust		4.7500	10/01/26	399,169
46,000	Service Properties Trust		5.5000	12/15/27	40,240
57,000	Service Properties Trust		3.9500	01/15/28	44,723
165,000	Service Properties Trust		4.9500	10/01/29	125,229
					1,311,008
	REAL ESTATE OWNERS & DEVELOPERS — 0.4%
438,000	Kennedy-Wilson, Inc.		4.7500	03/01/29	349,965
119,000	Kennedy-Wilson, Inc.		4.7500	02/01/30	92,227
					442,192
	REAL ESTATE SERVICES — 0.7%
844,000	Cushman & Wakefield US Borrower, LLC(b)		6.7500	05/15/28	791,415

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 93.0% (Continued)
	RENEWABLE ENERGY — 1.0%
558,000	Atlantica Sustainable Infrastructure plc(b),(c)		4.1250	06/15/28	$509,677
554,000	EnerSys(b)		4.3750	12/15/27	519,724
					1,029,401
	RETAIL - CONSUMER STAPLES — 0.9%
440,000	Albertsons Companies Inc / Safeway Inc / New(b)		4.6250	01/15/27	425,992
506,000	Albertsons Companies Inc / Safeway Inc / New(b)		5.8750	02/15/28	501,557
					927,549
	RETAIL - DISCRETIONARY — 2.4%
575,000	Ken Garff Automotive, LLC(b)		4.8750	09/15/28	502,602
975,000	LBM Acquisition, LLC(b)		6.2500	01/15/29	774,104
598,000	Metis Merger Sub, LLC(b)		6.5000	05/15/29	507,438
569,000	Park River Holdings, Inc.(b)		6.7500	08/01/29	416,407
405,000	Specialty Building Products Holdings, LLC / SBP(b)		6.3750	09/30/26	368,021
					2,568,572
	SEMICONDUCTORS — 0.8%
520,000	Entegris Escrow Corporation(b),(c)		5.9500	06/15/30	496,006
354,000	ON Semiconductor Corporation(b)		3.8750	09/01/28	319,054
					815,060
	SOFTWARE — 2.1%
335,000	Central Parent, Inc. / Central Merger Sub, Inc.(b)		7.2500	06/15/29	332,086
800,000	Condor Merger Sub, Inc.(b)		7.3750	02/15/30	665,094
600,000	Helios Software Holdings, Inc. / ION Corporate(b)		4.6250	05/01/28	504,863
164,000	NortonLifeLock, Inc.(b)		6.7500	09/30/27	164,773
321,000	NortonLifeLock, Inc.(b),(c)		7.1250	09/30/30	322,778
595,000	Rackspace Technology Global, Inc.(b)		3.5000	02/15/28	247,559
					2,237,153
	SPECIALTY FINANCE — 7.2%
570,000	AerCap Global Aviation Trust(b),(d)	US0003M + 4.300%	6.5000	06/15/45	536,183
555,000	Alliance Data Systems Corporation(b)		4.7500	12/15/24	490,780
625,000	Apollo Commercial Real Estate Finance, Inc.(b),(c)		4.6250	06/15/29	473,360
660,000	Burford Capital Global Finance, LLC(b)		6.2500	04/15/28	621,212
831,000	Cobra AcquisitionCo, LLC(b)		6.3750	11/01/29	482,250
505,000	Curo Group Holdings Corporation(b)		7.5000	08/01/28	199,334
215,000	Enova International, Inc.(b)		8.5000	09/01/24	214,363

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 93.0% (Continued)
	SPECIALTY FINANCE — 7.2% (Continued)
430,000	Enova International, Inc.(b),(c)		8.5000	09/15/25	$412,936
512,000	FirstCash, Inc.(b)		4.6250	09/01/28	467,512
202,000	FirstCash, Inc.(b)		5.6250	01/01/30	187,860
668,000	Genworth Mortgage Holdings, Inc.(b)		6.5000	08/15/25	662,232
324,000	goeasy Ltd.(b)		4.3750	05/01/26	284,640
682,000	Ladder Capital Finance Holdings LLLP / Ladder(b)		4.2500	02/01/27	582,380
483,000	LFS Topco, LLC(b)		5.8750	10/15/26	424,328
475,000	Pattern Energy Operations, L.P. / Pattern Energy(b)		4.5000	08/15/28	442,180
342,000	Quicken Loans, LLC / Quicken Loans Co-Issuer, Inc.(b)		3.6250	03/01/29	289,506
400,000	Scientific Games Holdings, L.P./Scientific Games(b)		6.6250	03/01/30	355,252
345,000	Starwood Property Trust, Inc.		4.7500	03/15/25	326,529
125,000	Starwood Property Trust, Inc.(b)		3.6250	07/15/26	107,684
80,000	Starwood Property Trust, Inc.(b)		4.3750	01/15/27	69,012
					7,629,533
	STEEL — 1.0%
433,000	Allegheny Technologies, Inc.		4.8750	10/01/29	397,142
287,000	Cleveland-Cliffs, Inc.		6.2500	10/01/40	242,363
477,000	Commercial Metals Company		3.8750	02/15/31	414,399
					1,053,904
	TECHNOLOGY HARDWARE — 1.5%
585,000	Imola Merger Corporation(b)		4.7500	05/15/29	507,236
295,000	NCR Corporation(b)		5.1250	04/15/29	255,492
405,000	Seagate HDD Cayman		4.0910	06/01/29	351,751
605,000	TTM Technologies, Inc.(b),(c)		4.0000	03/01/29	511,514
					1,625,993
	TECHNOLOGY SERVICES — 1.6%
650,000	Ahead DB Holdings, LLC(b)		6.6250	05/01/28	543,423
880,000	ION Trading Technologies Sarl(b)		5.7500	05/15/28	737,273
520,000	Paysafe Finance plc / Paysafe Holdings US(b),(c)		4.0000	06/15/29	406,991
					1,687,687
	TELECOMMUNICATIONS — 4.0%
1,585,000	Altice France S.A.(b)		5.5000	10/15/29	1,187,962
625,000	Cogent Communications Group, Inc.(b)		7.0000	06/15/27	619,309
880,000	Connect Finco S.A.RL / Connect US Finco, LLC(b)		6.7500	10/01/26	839,930

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 93.0% (Continued)
	TELECOMMUNICATIONS — 4.0% (Continued)
535,000	Hughes Satellite Systems Corporation		6.6250	08/01/26	$506,107
690,000	Iliad Holding S.A.SU(b)		7.0000	10/15/28	653,524
760,000	Telesat Canada / Telesat, LLC(b)		4.8750	06/01/27	407,517
					4,214,349
	TRANSPORTATION & LOGISTICS — 3.0%
550,000	Air Canada(b)		3.8750	08/15/26	509,763
1,081,000	American Airlines, Inc.(b),(c)		11.7500	07/15/25	1,187,821
150,000	American Airlines, Inc.(b)		7.2500	02/15/28	146,011
725,000	Cargo Aircraft Management, Inc.(b),(c)		4.7500	02/01/28	651,550
271,000	United Airlines, Inc.(b)		4.3750	04/15/26	259,136
510,000	United Airlines, Inc.(b)		4.6250	04/15/29	462,317
					3,216,598
	WHOLESALE - CONSUMER STAPLES — 1.0%
963,000	C&S Group Enterprises, LLC(b)		5.0000	12/15/28	754,021
285,000	Performance Food Group, Inc.(b)		5.5000	10/15/27	279,608
					1,033,629
	TOTAL CORPORATE BONDS (Cost $106,048,753)				98,114,503

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 16.7%
	COLLATERAL FOR SECURITIES LOANED - 12.8%
13,508,510	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $13,508,510)(e) (f)	13,508,510

	MONEY MARKET FUND – 3.9%
4,085,664	First American Government Obligations Fund, Class Z, 4.69% (Cost $4,085,664)(e)	4,085,664

	TOTAL SHORT-TERM INVESTMENTS (Cost $17,594,174)	17,594,174

	TOTAL INVESTMENTS - 111.4% (Cost $124,839,860)	$117,522,427
	LIABILITIES IN EXCESS OF OTHER ASSETS - (11.4)%	(11,968,317)
	NET ASSETS - 100.0%	$105,554,110

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023 the total market value of 144A securities is 82,334,970 or 78.0% of net assets.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $13,279,201 at April 30, 2023.

(d)	Variable rate security; the rate shown represents the rate on April 30, 2023.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(f)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(g)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 1.7% of net assets. The total value of these securities is $1,813,750.

See accompanying notes which are an integral part of these financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Virtus Fixed Income Advisers, LLC)

Asset Class Recap

Interest rate increases and related volatility has been a meaningful theme during the first half of the fiscal year. This volatility was evident on a global level, as central banks around the world attempted to navigate inflationary pressures and as bonds benchmarked to the US Treasury market adjusted to fluctuating US interest rates. Encouraging economic data indicated that inflation is falling and the global economy is slowing. It also appears that an energy crisis in Europe was alleviated by a warmer-than-anticipated fall and winter, despite a lack of resolution to the conflict between Ukraine and Russia. For the six-month period ended April 30, 2023, foreign bonds, as measured by the Bloomberg Global Aggregate Bond ex US Index, surged 10.6 percent, outperforming US investment-grade bonds, as measured by the Bloomberg US Aggregate Bond Index, which increased 6.9 percent. The historically more volatile foreign high-yield bonds, as measured by the Bloomberg Pan-European High-Yield Total Return Index Unhedged, and emerging market debt, as measured by the Bloomberg Emerging Markets USD Aggregate Total Return Index Unhedged, also finished the fiscal six-month period in positive territory by increasing 6.1 percent and fell 10.3 percent, respectively.

Allocation Review

The Fund maintained a similar exposure to emerging market debt since the start of the fiscal year, as the allocation remained just shy of 46 percent. This was commensurate with the allocation to developed market debt ending close to 54 percent. Within the developed market allocation, there was a meaningful shift in the exposure to high-yield debt during the second fiscal quarter, as the weighting increased from 8 percent to 12 percent, which was primarily sourced from reducing the exposure to developed market government bonds. This increase in developed market high-yield debt contributed to the increase in total high-yield allocation for the Fund from 54 percent to over 57 percent at the end of the semi-annual period. As the developed market government debt is predominantly rated AAA, the allocation to AAA-rated bonds was reduced from 12 percent to less than 9 percent. The allocation to emerging markets debt and high-yield bonds continued to represent the most significant allocation differences between the Fund and the benchmark index. However, the overall allocation to emerging market debt shifted from significantly contributing to relative performance in the first fiscal quarter to detracting from performance during the second fiscal quarter. Despite the higher volatility, the exposure to emerging markets was the greatest contributor to positive performance for the Fund during the six-month period. The Sub-Adviser maintained the Fund’s duration around 5.7 years, which continued to be less than the benchmark by approximately 1.5 years. The derivative exposures within the Fund, which was primarily comprised of bond futures to manage duration and broad government bond exposure, provided mixed results over the fiscal period, but none were material to overall performance.

Holdings Insights

Within the allocation to Pan-European high-yield bonds, the Fund held Techem Verwaltungsgesellschaft 6%, Due 07/30/2026 (BG1TGX2) (holding weight*: 0.19 percent), a German global energy service provider. During the six -month period ended April 30, 2023, the Techem Verwaltungsgesellschaft bond increased 3.8 percent. Another Pan-European high-yield bond that contributed to Fund performance since the start of the fiscal year was VF Ukraine PAT via VFU Funding plc 6.2%, Due 02/11/2025 (918212AA9) (holding weight*: 0.32 percent). This credit surged 13.6 percent in the first fiscal quarter and 7.8 percent in the second fiscal quarter, bringing overall performance close to 22 percent for the six-month period. Some European investment-grade bonds comprised the worst performing positions within the Fund in the first fiscal quarter, such as the Spain Government Bond 4.2%, Due 01/31/2037 (B05L4R2) (holding weight*: 0.42 percent) and the Ireland Government Bond 5.4%, Due 03/13/2025 (B4TV0D4) (holding weight*: 0.19 percent). In the initial three months of the fiscal year, the Spanish government bond gave back 0.2 percent, and the Irish government bond declined 0.6 percent. These detractions were not completely reversed in the second fiscal quarter, as both bonds ended the six-month period down 0.2 percent.

As the largest overall contributor in the first fiscal quarter and largest detractor in the second fiscal quarter, the Fund’s holdings in emerging markets corporate debt contained some of the largest gains and declines. For example, the Fund had exposure to China, which had just benefitted in the first fiscal quarter from a rebound in the country’s housing sector thanks to supportive regulatory measures from Chinese authorities. The Fund held China SCE Group Holdings Ltd. 7.375%, Due 04/09/2024 (G21190AB2) (holding weight*: 0.28 percent), a residential property developer, and Wanda Properties International Company Ltd. 7.25%, Due 01/29/2024 (G9429CAA8) (holding weight*: 0.75 percent) a multinational conglomerate based in China. After surging more than 300 percent in the first fiscal quarter, China SCE decreased 7.6 percent in the second fiscal quarter, while Wanda Properties tumbled 24.2 percent in the second fiscal quarter after rising more than 100 percent in the first fiscal quarter. The Fund also continued to hold corporate and government bonds in Argentina. This included the Argentine Republic Government International Bond 0.125%, Due 07/09/2035 (040114HT0) (holding weight*: 0.16 percent), which decreased 26.4 percent in the second fiscal quarter after surging 56.1 percent in the first fiscal quarter, and the YPF S.A. 8.5%, Due 07/28/2025 (984245AL4) (holding weight*: 0.60 percent), a state-owned Argentine energy company, which dropped 7.1 percent after it added 29 percent in the first fiscal quarter.

Sub-Adviser Outlook

The Sub-Adviser remains cautious but optimistic for the remainder of the fiscal year. With interest rates potentially peaking, and many central banks moving to halt tightening policies or even ease, there is some light at the end of the tunnel. However, recessions in developed markets could spill over into significant problems for high-yield bonds and risk-appetite for bonds from emerging markets. While opportunities across fixed-income markets may continue to be abundant, the potential for meaningful volatility still exists. Therefore, the Sub-Adviser believes that retaining the flexibility to invest in both emerging and developed markets, as well as both corporate bonds and sovereign debt, will allow the Fund to take advantage of the dispersion.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2023.

Dunham International Opportunity Bond Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

				Annualized
	6 Month Return	1 Year Return	Annualized 5 Year Return	Since Inception (11/1/13)
Class N	11.35%	(1.56)%	(2.16)%	(1.40)%
Class A with Load 4.50%	6.26%	(6.28)%	(3.30)%	(2.12)%
Class A without load	11.19%	(1.82)%	(2.40)%	(1.64)%
Class C	10.94%	(2.23)%	(2.88)%	(2.14)%
Bloomberg Global Aggregate Bond ex -US Index Hedged (a)	10.55%	(3.90)%	(2.67)%	(1.17)%
Morningstar Global Bond Category (b)	8.57%	(1.75)%	(0.68)%	0.10%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.33% for Class N, 2.08% for Class C and 1.58% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Bloomberg Global ex US Aggregate Bond Index Hedged is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Global Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Netherlands	11.7%
Great Britain	9.4%
United States	8.4%
Cayman Islands	5.3%
Mexico	5.2%
Spain	5.2%
Italy	4.9%
Germany	3.6%
France	3.2%
Turkey	2.7%
Other Countries	40.4%
Total	100.0%

*    Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

**     Includes Collateral for Securities Loaned as of April 30, 2023.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 0.1%
	RESIDENTIAL MORTGAGE — 0.1%
41,371 EUR	Bankinter FTA Series 10 A2(b)	EUR003M + 0.160%	2.8060	06/21/43	$45,314
15,548 EUR	Fondo de Titulizacion de Activos Santander Series 2 A(b)	EUR003M + 0.150%	3.3250	01/18/49	16,829
	TOTAL ASSET BACKED SECURITIES (Cost $60,557)				62,143

	CORPORATE BONDS — 67.5%
	ASSET MANAGEMENT — 1.5%
200,000 USD	Huarong Finance II Company Ltd.		4.8750	11/22/26	177,250
300,000 EUR	JAB Holdings BV		1.0000	12/20/27	291,611
250,000 USD	UBS Group A.G.(a),(b)	H15T1Y + 1.750%	4.7510	05/12/28	240,906
					709,767
	AUTOMOTIVE — 4.0%
150,000 EUR	Clarios Global, L.P. / Clarios US Finance Company		4.3750	05/15/26	158,549
300,000 EUR	Daimler A.G.		0.7500	02/08/30	279,589
150,000 EUR	Ford Motor Credit Company, LLC		2.3300	11/25/25	154,167
110,000 EUR	Grupo Antolin-Irausa S.A.		3.3750	04/30/26	99,716
120,000 EUR	Grupo Antolin-Irausa S.A.		3.5000	04/30/28	91,448
200,000 USD	Hyundai Capital America(a)		3.0000	02/10/27	184,542
210,000 EUR	Jaguar Land Rover Automotive plc		5.8750	11/15/24	231,075
325,000 USD	Nissan Motor Acceptance Company, LLC(a)		1.8500	09/16/26	277,173
142,000 USD	Uzauto Motors AJ(a)		4.8500	05/04/26	122,475
200,000 EUR	Volkswagen International Finance N.V.		1.8750	03/30/27	203,368
100,000 EUR	ZF Finance GmbH		3.7500	09/21/28	98,726
					1,900,828
	BANKING — 7.3%
250,000 EUR	AIB Group plc		2.2500	07/03/25	266,683
300,000 EUR	Banco Bilbao Vizcaya Argentaria S.A.		3.5000	02/10/27	321,072
622,000 USD	Banco Mercantil del Norte S.A.(a),(b)	H15T5Y + 4.967%	6.7500	09/27/68	596,095
200,000 USD	Banco Santander S.A.(b)	H15T1Y + 2.000%	4.1750	03/24/28	189,984
350,000 USD	Barclays plc		4.8360	05/09/28	331,895
50,000 USD	BBVA Bancomer S.A.(a),(b)	H15T5Y + 2.650%	5.1250	01/18/33	44,167
50,000 USD	BPCE S.A.(a),(b)	SOFRRATE + 2.100%	5.9750	01/18/27	50,379

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.5% (Continued)
	BANKING — 7.3% (Continued)
225,000 EUR	Cooperatieve Rabobank UA		1.3750	02/03/27	$230,719
250,000 USD	Danske Bank A/S(a),(b)	H15T1Y + 1.350%	1.6210	09/11/26	224,682
250,000 USD	Deutsche Bank AG/New York NY(b)	SOFRRATE + 1.870%	2.1290	11/24/26	222,382
200,000 USD	HSBC Holdings plc(b)(c)	SOFRRATE + 2.390%	6.2540	03/09/34	208,266
100,000 USD	HSBC Holdings PLC(b)	SOFRRATE + 1.290%	1.5890	05/24/27	89,052
250,000 EUR	Natwest Group plc(b)	EUR003M + 1.080%	1.7500	03/02/26	263,252
300,000 USD	Societe Generale S.A.(a),(b)	H15T1Y + 1.300%	2.8890	06/09/32	238,074
150,000 USD	Standard Chartered plc(a),(b)	H15T5Y + 2.300%	3.2650	02/18/36	119,283
					3,395,985
	BEVERAGES — 0.7%
250,000 EUR	Diageo Capital BV		1.5000	06/08/29	247,773
110,000 EUR	Primo Water Holdings, Inc.		3.8750	10/31/28	106,507
					354,280
	BIOTECH & PHARMA — 2.6%
300,000 EUR	Bayer A.G.		1.3750	07/06/32	265,855
200,000 USD	CSL Finance plc(a)		4.0500	04/27/29	194,201
250,000 GBP	GlaxoSmithKline Capital plc		1.2500	10/12/28	266,342
110,000 EUR	Grifols S.A.		3.2000	05/01/25	112,699
100,000 EUR	Grifols S.A.		2.2500	11/15/27	95,050
300,000 EUR	Mylan N.V.		3.1250	11/22/28	306,975
					1,241,122
	CABLE & SATELLITE — 0.4%
200,000 EUR	United Group BV		3.1250	02/15/26	192,569

	CHEMICALS — 2.3%
469,000 USD	Braskem Idesa S.A.PI(a)		6.9900	02/20/32	334,420
100,000 EUR	INEOS Quattro Finance 1 plc		3.7500	07/15/26	97,113
190,000 EUR	INEOS Quattro Finance 1 plc(a)		3.7500	07/15/26	184,513
200,000 EUR	Nobian Finance BV(a)		3.6250	07/15/26	190,640
132,000 USD	Sasol Financing USA, LLC(a)		8.7500	05/03/29	132,530
150,000 EUR	Synthomer plc		3.8750	07/01/25	153,414
					1,092,630

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.5% (Continued)
	CONSTRUCTION MATERIALS — 0.9%
123,000 USD	Cemex S.A.B. de C.V.(a),(b)	H15T5Y + 4.907%	9.1250	03/14/28	$122,969
363,000 USD	Cemex S.A.B. de C.V.(a),(b)	H15T5Y + 4.534%	5.1250	09/08/69	321,872
					444,841
	CONTAINERS & PACKAGING — 1.5%
200,000 EUR	Ardagh Metal Packaging Finance USA, LLC / Ardagh		3.0000	09/01/29	162,510
200,000 GBP	Ardagh Packaging Finance plc / Ardagh Holdings		4.7500	07/15/27	201,319
150,000 EUR	Canpack S.A. / Canpack US, LLC		2.3750	11/01/27	132,888
200,000 EUR	Trivium Packaging Finance BV		3.7500	08/15/26	203,585
					700,302
	ELEC & GAS MARKETING & TRADING — 0.5%
250,000 EUR	Orsted A/S		1.5000	11/26/29	243,761

	ELECTRIC UTILITIES — 8.4%
200,000 USD	Adani Electricity Mumbai Ltd.		3.9490	02/12/30	146,443
200,000 USD	Adani Green Energy Ltd.		4.3750	09/08/24	179,803
160,200 USD	Adani Renewable Energy RJ Ltd./Kodangal Solar(a)		4.6250	10/15/39	114,929
144,000 USD	Adani Transmission Step-One Ltd.(a)		4.0000	08/03/26	123,314
23,000 USD	Comision Federal de Electricidad(a)		4.6880	05/15/29	20,846
250,000 USD	Electricite de France S.A.(a)		4.5000	09/21/28	244,935
250,000 USD	Enel Finance International N.V.(a)		5.5000	06/15/52	227,105
387,000 USD	Eskom Holdings SOC Ltd.(a)		7.1250	02/11/25	378,583
226,000 USD	Eskom Holdings SOC Ltd.(a)		8.4500	08/10/28	217,210
297,040 USD	Greenko Dutch BV(a)		3.8500	03/29/26	268,821
200,000 EUR	Iberdrola Finanzas S.A.		1.0000	03/07/25	211,881
180,000 USD	Inkia Energy Ltd.(a),(c)		5.8750	11/09/27	167,654
250,000 EUR	innogy Finance BV		1.0000	04/13/25	263,606
300,000 USD	Minejesa Capital BV(a)		4.6250	08/10/30	264,750
7,000 USD	Minejesa Capital BV(a)		5.6250	08/10/37	5,574
300,000 USD	Mong Duong Finance Holdings BV(a)		5.1250	05/07/29	261,192
238,000 USD	MSU Energy S.A. / UGEN S.A. / UENSA S.A.(a)		6.8750	02/01/25	166,842
500,000 EUR	National Grid plc		0.1630	01/20/28	469,765
300,000 EUR	Naturgy Finance BV		1.5000	01/29/28	302,238
8,000 USD	Perusahaan Perseroan Persero PT Perusahaan Listrik		3.3750	02/05/30	7,124
33,000 USD	Star Energy Geothermal Darajat II / Star Energy(a)		4.8500	10/14/38	28,569
					4,071,184

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.5% (Continued)
	ELECTRICAL EQUIPMENT — 1.3%
300,000 GBP	Siemens Financieringsmaatschappij N.V.		1.0000	02/20/25	$353,026
108,900 EUR	TK Elevator Holdco GmbH		6.6250	07/15/28	100,728
200,000 EUR	Vertical Midco GmbH		4.3750	07/15/27	197,407
					651,161
	ENGINEERING & CONSTRUCTION — 0.8%
363,000 USD	IHS Holding Ltd.(a)		6.2500	11/29/28	289,493
98,000 USD	IHS Netherlands Holdco BV(a)		8.0000	09/18/27	86,421
					375,914
	ENTERTAINMENT CONTENT — 0.7%
185,000 EUR	Banijay Group S.A.S		6.5000	03/01/26	199,495
120,000 GBP	Pinewood Finance Company Ltd.		3.2500	09/30/25	141,779
					341,274
	FOOD — 0.2%
96,000 USD	Minerva Luxembourg S.A.(a)		4.3750	03/18/31	75,476

	HEALTH CARE FACILITIES & SERVICES — 0.5%
250,000 EUR	Catalent Pharma Solutions, Inc.		2.3750	03/01/28	232,234

	HOUSEHOLD PRODUCTS — 0.4%
100,000 EUR	Energizer Gamma Acquisition BV(a)		3.5000	06/30/29	87,508
110,000 EUR	Energizer Gamma Acquisition BV		3.5000	06/30/29	96,258
					183,766
	INDUSTRIAL INTERMEDIATE PROD — 1.1%
551,000 USD	HTA Group Ltd./Mauritius(a)		7.0000	12/18/25	520,296

	INDUSTRIAL SUPPORT SERVICES — 0.9%
97,323 EUR	Loxam S.A.S		6.0000	04/15/25	105,250
210,000 EUR	Loxam S.A.S		3.7500	07/15/26	218,606
87,920 EUR	Techem Verwaltungsgesellschaft 674 mbH		6.0000	07/30/26	91,597
					415,453

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.5% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES — 0.6%
150,000 USD	Nomura Holdings, Inc.		1.6530	07/14/26	$132,897
175,000 USD	Nomura Holdings, Inc.		2.1720	07/14/28	147,221
					280,118
	INSURANCE — 0.9%
200,000 EUR	Allianz S.E.(b)	EUR003M + 3.350%	3.0990	07/06/47	206,753
250,000 EUR	NN Group N.V.		1.6250	06/01/27	254,761
					461,514
	INTERNET MEDIA & SERVICES — 0.5%
10,000 USD	Prosus N.V.(a)		3.0610	07/13/31	7,875
273,000 USD	Prosus N.V.		3.0610	07/13/31	214,975
					222,850
	LEISURE FACILITIES & SERVICES — 1.8%
215,000 EUR	Carnival Corporation		7.6250	03/01/26	212,532
100,000 EUR	Gamma Bidco SpA		6.2500	07/15/25	111,631
133,000 USD	Melco Resorts Finance Ltd.		5.7500	07/21/28	116,042
80,000 USD	Sands China Ltd.		3.7500	08/08/31	66,177
140,000 GBP	Stonegate Pub Company Financing 2019 plc(a)		8.2500	07/31/25	162,102
200,000 USD	Studio City Company Ltd.		7.0000	02/15/27	189,961
73,000 USD	Studio City Finance Ltd.(a)		6.0000	07/15/25	67,226
					925,671
	MACHINERY — 0.4%
180,000 EUR	Renk A.G./Frankfurt am Main		5.7500	07/15/25	194,802

	MEDICAL EQUIPMENT & DEVICES — 0.6%
300,000 EUR	Medtronic Global Holdings SCA		0.7500	10/15/32	259,197

	METALS & MINING — 1.2%
10,000 USD	Corp Nacional del Cobre de Chile		3.0000	09/30/29	8,979
71,000 USD	First Quantum Minerals Ltd.(a)		6.8750	03/01/26	69,647
7,000 USD	Freeport Indonesia PT(a)		6.2000	04/14/52	6,462
300,000 EUR	Glencore Capital Finance DAC		1.1250	03/10/28	285,268
20,000 USD	Indika Energy Capital IV Pte Ltd.(a)		8.2500	10/22/25	19,860
88,000 USD	Indika Energy Capital IV Pte Ltd.		8.2500	10/22/25	87,383
26,000 USD	Indonesia Asahan Aluminium Persero PT(a)		5.8000	05/15/50	23,629

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.5% (Continued)
	METALS & MINING — 1.2% (Continued)
158,000 USD	Vedanta Resources Finance II plc(a)		8.9500	03/11/25	$113,128
					614,356
	OIL & GAS PRODUCERS — 11.4%
59,000 USD	Abu Dhabi Crude Oil Pipeline, LLC(a)		3.6500	11/02/29	55,950
78,000 USD	AI Candelaria Spain S.A.(a)		5.7500	06/15/33	55,439
652,000 USD	AI Candelaria Spain S.A.		5.7500	06/15/33	463,408
43,317 USD	AI Candelaria Spain SLU(a)		7.5000	12/15/28	40,198
175,000 USD	Cenovus Energy, Inc.		6.7500	11/15/39	190,112
350,000 USD	Ecopetrol S.A.		5.8750	05/28/45	229,607
200,000 EUR	eG Global Finance plc		6.2500	10/30/25	208,240
250,000 USD	Enbridge, Inc.		2.5000	02/14/25	239,302
250,000 EUR	Exxon Mobil Corporation		0.5240	06/26/28	238,387
97,000 USD	Geopark Ltd.(a)		5.5000	01/17/27	80,579
543,000 USD	Gran Tierra Energy International Holdings Ltd.(a)		6.2500	02/15/25	464,870
87,000 USD	Gran Tierra Energy, Inc.(a)		7.7500	05/23/27	65,879
46,000 USD	Gran Tierra Energy, Inc.		7.7500	05/23/27	34,832
400,000 USD	KazMunayGas National Company JSC		3.5000	04/14/33	308,965
54,000 USD	KazMunayGas National Company JSC(a)		5.7500	04/19/47	42,879
2,000 USD	KazMunayGas National Company JSC(a)		6.3750	10/24/48	1,691
486,000 USD	Kosmos Energy Ltd.		7.7500	05/01/27	420,544
318,863 USD	MC Brazil Downstream Trading S.A.RL		7.2500	06/30/31	245,283
98,000 USD	Petroleos del Peru S.A.		5.6250	06/19/47	62,238
185,000 USD	Petroleos Mexicanos(c)		6.5000	03/13/27	166,212
53,000 USD	Petroleos Mexicanos		6.8400	01/23/30	42,869
361,000 USD	Petroleos Mexicanos		6.7000	02/16/32	277,890
27,000 USD	Petroleos Mexicanos(a)		10.0000	02/07/33	25,097
13,000 USD	Petroleos Mexicanos		6.6250	06/15/38	8,683
58,000 USD	Petroleos Mexicanos		7.6900	01/23/50	38,868
600,000 USD	SierraCol Energy Andina, LLC(a)		6.0000	06/15/28	444,840
673,000 USD	Tullow Oil plc(a)		7.0000	03/01/25	410,331
305,000 USD	Tullow Oil plc(a)		10.2500	05/15/26	238,490
339,000 USD	YPF S.A.(a)		8.5000	07/28/25	282,070
					5,383,753

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.5% (Continued)
	OIL & GAS SERVICES & EQUIPMENT — 2.1%
171,187 USD	Guara Norte Sarl(a)		5.1980	06/15/34	$145,977
368,295 USD	MV24 Capital BV(a)		6.7480	06/01/34	329,066
623,700 USD	Poinsettia Finance Ltd.		6.6250	06/17/31	517,499
					992,542
	PUBLISHING & BROADCASTING — 0.5%
250,000 EUR	Informa plc		2.1250	10/06/25	262,903

	REAL ESTATE OWNERS & DEVELOPERS — 3.6%
236,000 USD	China SCE Group Holdings Ltd.		7.3750	04/09/24	133,267
700,000 USD	China SCE Group Holdings Ltd.		7.0000	05/02/25	252,000
200,000 USD	Country Garden Holdings Company Ltd.		4.8000	08/06/30	81,834
200,000 USD	Longfor Group Holdings Ltd.		3.9500	09/16/29	150,444
330,000 USD	MAF Global Securities Ltd.(b)	H15T5Y + 3.539%	6.3750	09/20/70	323,667
300,000 USD	Theta Capital Pte Ltd.		8.1250	01/22/25	252,375
250,000 USD	Theta Capital Pte Ltd.		6.7500	10/31/26	181,125
500,000 USD	Wanda Properties International Company Ltd.		7.2500	01/29/24	357,312
					1,732,024
	REIT — 0.6%
400,000 USD	LMIRT Capital Pte Ltd.		7.2500	06/19/24	271,000

	RENEWABLE ENERGY — 1.0%
439,000 USD	Aydem Yenilenebilir Enerji A/S(a)		7.7500	02/02/27	369,462
102,000 USD	Investment Energy Resources Ltd.(a)		6.2500	04/26/29	94,460
					463,922
	RETAIL - CONSUMER STAPLES — 0.4%
100,000 GBP	Bellis Acquisition Company plc(a)		3.2500	02/16/26	103,526
100,000 GBP	Bellis Finco plc(a)		4.0000	02/16/27	86,257
					189,783
	RETAIL - DISCRETIONARY — 0.2%
120,000 EUR	Avis Budget Finance plc		4.7500	01/30/26	129,295

	SEMICONDUCTORS — 0.3%
175,000 USD	TSMC Arizona Corporation		3.1250	10/25/41	142,271

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 67.5% (Continued)
	SPECIALTY FINANCE — 0.3%
184,000 USD	Studio City Finance Ltd.(a)		6.5000	01/15/28	$158,692

	STEEL — 1.1%
870,000 USD	Metinvest BV(a)		7.7500	10/17/29	504,599

	TECHNOLOGY SERVICES — 0.5%
256,000 USD	Sixsigma Networks Mexico S.A. de CV(a)		7.5000	05/02/25	218,289

	TELECOMMUNICATIONS — 2.8%
100,000 EUR	Altice France Holding S.A.(a)		8.0000	05/15/27	79,211
100,000 EUR	Altice France S.A.(a)		2.1250	02/15/25	101,325
262,000 USD	Digicel International Finance Ltd./Digicel(a)		8.7500	05/25/24	237,519
40,500 USD	Millicom International Cellular S.A.(a)		5.1250	01/15/28	35,695
270,000 USD	Network i2i Ltd.(b)	H15T5Y + 4.274%	5.6500	04/15/71	259,200
300,000 EUR	Orange S.A.		2.0000	01/15/29	309,607
210,000 EUR	SoftBank Group Corporation		2.8750	01/06/27	197,562
250,000 USD	VF Ukraine PAT via VFU Funding plc(a)		6.2000	02/11/25	153,053
					1,373,172
	TRANSPORTATION & LOGISTICS — 0.7%
200,000 EUR	Abertis Infraestructuras S.A.		2.3750	09/27/27	207,780
6,000 USD	DP World plc(a)		4.7000	09/30/49	5,254
100,000 GBP	Heathrow Funding Ltd.		7.1250	02/14/24	126,823
					339,857
	TOTAL CORPORATE BONDS (Cost $36,407,642)				32,263,453

	NON U.S. GOVERNMENT & AGENCIES — 25.8%
	GOVERNMENT GUARANTEED — 0.1%
28,000 USD	Brazil Minas SPE via State of Minas Gerais(a)		5.3330	02/15/28	27,669

	GOVERNMENT OWNED, NO GUARANTEE — 0.3%
176,000 USD	Gabon Government International Bond(a)		7.0000	11/24/31	130,697

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 25.8% (Continued)
	LOCAL AUTHORITY — 0.6%
150,000 CAD	Province of British Columbia Canada		3.2000	06/18/44	$97,641
250,000 CAD	Province of Ontario Canada		2.8000	06/02/48	149,597
181,000 USD	Provincia de Buenos Aires/Government Bonds(d)		5.2500	09/01/37	56,666
					303,904
	NON U.S. TREASURY — 9.0%
860,000 AUD	Australia Government Bond		1.2500	05/21/32	477,437
550,000 CAD	Canadian Government Bond		2.2500	06/01/29	393,171
88,200,000 COP	Colombian TES		7.5000	08/26/26	16,847
382,300,000 COP	Colombian TES		6.0000	04/28/28	65,253
2,150,000 CZK	Czech Republic Government Bond		2.4000	09/17/25	94,158
1,981,000,000 IDR	Indonesia Treasury Bond		7.0000	09/15/30	138,829
710,000,000 IDR	Indonesia Treasury Bond		8.2500	06/15/32	53,421
76,000 EUR	Ireland Government Bond		5.4000	03/13/25	87,770
50,000 EUR	Ireland Government Bond		0.9000	05/15/28	50,799
130,000 EUR	Ireland Government Bond		1.3000	05/15/33	125,193
240,000 EUR	Italy Buoni Poliennali Del Tesoro		4.5000	03/01/24	266,749
750,000 EUR	Italy Buoni Poliennali Del Tesoro		2.8000	12/01/28	791,179
640,000 EUR	Italy Buoni Poliennali Del Tesoro(a)		2.4500	09/01/33	603,953
180,000 EUR	Italy Buoni Poliennali Del Tesoro		5.0000	08/01/39	211,123
235,000 EUR	Italy Buoni Poliennali Del Tesoro		5.0000	09/01/40	276,031
2,980,000 MXN	Mexican Bonos		7.7500	11/13/42	144,853
170,000 EUR	Spain Government Bond		4.2000	01/31/37	199,488
250,000 EUR	Spain Government Bond		2.7000	10/31/48	225,180
					4,221,434
	SOVEREIGN — 15.4%
10,000 USD	Angolan Government International Bond(a)		8.2500	05/09/28	8,792
268,000 USD	Angolan Government International Bond(a)		8.7500	04/14/32	222,804
51,000 USD	Angolan Government International Bond(a)		9.1250	11/26/49	38,197
378,000 USD	Argentine Republic Government International Bond(d)		0.5000	07/09/30	92,349
337,000 USD	Argentine Republic Government International Bond(d)		1.5000	07/09/35	75,347
200,000 EUR	Banque Centrale de Tunisie International Bond		5.6250	02/17/24	150,491
3,000 USD	Bermuda Government International Bond(a)		4.7500	02/15/29	3,001
35,000 USD	Bolivian Government International Bond		4.5000	03/20/28	20,081

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 25.8% (Continued)
	SOVEREIGN — 15.4% (Continued)
140,000 BRL	Brazilian Government International Bond		8.5000	01/05/24	$27,286
550,000 BRL	Brazilian Government International Bond		10.2500	01/10/28	105,216
82,000 USD	Brazilian Government International Bond		4.5000	05/30/29	77,951
231,000 USD	Brazilian Government International Bond		4.7500	01/14/50	170,783
11,000 USD	Chile Government International Bond		2.4500	01/31/31	9,684
3,000 USD	Chile Government International Bond		2.5500	07/27/33	2,519
4,000 USD	Chile Government International Bond		3.1000	05/07/41	3,095
3,000 USD	Chile Government International Bond		4.3400	03/07/42	2,731
100,000 EUR	Colombia Government International Bond		3.8750	03/22/26	105,296
39,000 USD	Colombia Government International Bond		4.5000	03/15/29	33,949
66,000 USD	Colombia Government International Bond		3.0000	01/30/30	50,674
32,000 USD	Colombia Government International Bond		6.1250	01/18/41	25,280
173,000 USD	Colombia Government International Bond		4.1250	02/22/42	107,168
66,000 USD	Colombia Government International Bond		5.6250	02/26/44	48,105
161,000 USD	Colombia Government International Bond		5.0000	06/15/45	107,682
33,000 USD	Colombia Government International Bond		5.2000	05/15/49	22,234
37,000 USD	Colombia Government International Bond		4.1250	05/15/51	21,833
42,000 USD	Colombia Government International Bond		3.8750	02/15/61	22,852
163,000 USD	Costa Rica Government International Bond(a)		6.5500	04/03/34	166,111
228,000 USD	Dominican Republic International Bond(a)		4.8750	09/23/32	197,050
133,000 USD	Dominican Republic International Bond(a)		6.0000	02/22/33	124,521
35,000 USD	Dominican Republic International Bond		5.3000	01/21/41	27,688
82,000 USD	Dominican Republic International Bond(a)		7.4500	04/30/44	79,690
95,000 USD	Dominican Republic International Bond		6.4000	06/05/49	79,902
35,000 USD	Dominican Republic International Bond		5.8750	01/30/60	26,842
45,000 USD	Dominican Republic International Bond(a)		5.8750	01/30/60	34,512
83,000 USD	Ecuador Government International Bond(a),(d)		5.5000	07/31/30	44,202
16,000 USD	Ecuador Government International Bond(d)		5.5000	07/31/30	8,521
501,060 USD	Ecuador Government International Bond(a),(d)		2.5000	07/31/35	185,733
251,000 USD	Ecuador Government International Bond(d)		2.5000	07/31/35	93,041
21,000 USD	Ecuador Government International Bond(a),(d)		1.5000	07/31/40	6,930
70,000 USD	Ecuador Government International Bond(d)		1.5000	07/31/40	23,100
94,000 USD	Egypt Government International Bond(a)		5.2500	10/06/25	64,949
164,000 USD	Egypt Government International Bond(a)		5.8000	09/30/27	101,063

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 25.8% (Continued)
	SOVEREIGN — 15.4% (Continued)
200,000 EUR	Egypt Government International Bond(a)		6.3750	04/11/31	$115,828
236,000 USD	Egypt Government International Bond(a)		7.0530	01/15/32	130,978
17,000 USD	Egypt Government International Bond(a)		8.8750	05/29/50	9,097
239,000 USD	El Salvador Government International Bond		6.3750	01/18/27	150,733
45,000 USD	El Salvador Government International Bond		8.6250	02/28/29	26,595
51,000 USD	El Salvador Government International Bond		9.5000	07/15/52	28,116
136,000 USD	Ethiopia International Bond(a)		6.6250	12/11/24	95,494
24,667 USD	Gabon Government International Bond(a)		6.3750	12/12/24	23,648
51,000 USD	Gabon Government International Bond(a)		6.9500	06/16/25	47,254
225,000 USD	Ghana Government International Bond(a)		10.7500	10/14/30	154,688
30,000 USD	Hungary Government International Bond(a)		6.2500	09/22/32	31,174
16,000 USD	Indonesia Government International Bond		4.5500	01/11/28	16,074
9,000 USD	Indonesia Government International Bond		4.8500	01/11/33	9,176
6,000 USD	Indonesia Government International Bond		4.2000	10/15/50	5,262
223,000 EUR	Ivory Coast Government International Bond(a)		5.8750	10/17/31	200,603
260,000 EUR	Ivory Coast Government International Bond		5.8750	10/17/31	233,888
100,000 EUR	Ivory Coast Government International Bond		4.8750	01/30/32	83,788
99,000 USD	Jordan Government International Bond(a)		7.5000	01/13/29	99,972
2,000 USD	Kazakhstan Government International Bond(a)		4.8750	10/14/44	1,840
20,000 USD	Kazakhstan Government International Bond(a)		6.5000	07/21/45	21,336
166,000 USD	Kenya Government International Bond(a)		8.0000	05/22/32	125,169
509,000 USD	Lebanon Government International Bond(e)		6.1000	10/04/22	31,558
66,000 USD	Lebanon Government International Bond(e)		6.3750	03/09/23	4,092
395,000 USD	Lebanon Government International Bond(e)		8.2500	04/12/23	25,675
72,000 USD	Lebanon Government International Bond(e)		6.4000	05/26/23	4,559
156,000 USD	Lebanon Government International Bond(e)		6.1500	06/19/23	9,672
56,000 USD	Lebanon Government International Bond(e)		6.7500	11/29/27	3,384
81,000 USD	Lebanon Government International Bond(e)		6.8500	05/25/29	5,032
175,000 USD	Lebanon Government International Bond(e)		6.6500	02/26/30	10,890
11,000 USD	Magyar Export-Import Bank Zrt		6.1250	12/04/27	11,076
24,000 USD	Mexico Government International Bond		4.7500	04/27/32	23,398
32,000 USD	Mexico Government International Bond		4.8750	05/19/33	31,069
1,000 USD	Mexico Government International Bond		6.3380	05/04/53	1,033
25,000 USD	Mongolia Government International Bond(a)		8.6500	01/19/28	25,339

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 25.8% (Continued)
	SOVEREIGN — 15.4% (Continued)
400,000 USD	Mozambique International Bond(a),(d)		5.0000	09/15/31	$281,360
51,000 USD	Nigeria Government International Bond(a)		6.1250	09/28/28	39,020
124,000 USD	Nigeria Government International Bond(a)		7.8750	02/16/32	92,162
206,000 USD	Nigeria Government International Bond(a)		7.3750	09/28/33	142,809
200,000 USD	Nigeria Government International Bond		7.6250	11/28/47	125,280
8,000 USD	Oman Government International Bond(a)		6.0000	08/01/29	8,194
277,000 USD	Pakistan Government International Bond(a)		6.0000	04/08/26	100,684
41,000 USD	Panama Government International Bond		2.2520	09/29/32	31,807
48,000 USD	Papua New Guinea Government International Bond(a)		8.3750	10/04/28	42,984
2,000 USD	Peruvian Government International Bond		2.3920	01/23/26	1,891
6,000 USD	Peruvian Government International Bond		2.7830	01/23/31	5,211
28,000 USD	Philippine Government International Bond		2.4570	05/05/30	24,730
12,000 USD	Philippine Government International Bond		5.0000	07/17/33	12,407
4,000 USD	Philippine Government International Bond		2.9500	05/05/45	2,947
1,000 USD	Philippine Government International Bond		4.2000	03/29/47	879
31,000 USD	Qatar Government International Bond(a)		3.7500	04/16/30	30,712
10,000 USD	Qatar Government International Bond(a)		4.4000	04/16/50	9,399
9,846 USD	Republic of Angola Via Avenir II BV(b)	US0006M + 7.500%	12.7720	07/01/23	9,871
165,714 USD	Republic of Angola Via Avenir Issuer II Ireland		6.9270	02/19/27	153,700
118,000 USD	Republic of Kenya Government International Bond(a)		6.8750	06/24/24	102,760
6,000 USD	Republic of Poland Government International Bond		5.7500	11/16/32	6,514
3,317,000 ZAR	Republic of South Africa Government Bond		8.5000	01/31/37	142,657
46,000 USD	Republic of South Africa Government International		4.3000	10/12/28	41,406
21,000 USD	Republic of South Africa Government International		5.7500	09/30/49	15,122
64,000 USD	Republic of South Africa Government International		7.3000	04/20/52	54,762
20,000 EUR	Romanian Government International Bond		2.3750	04/19/27	19,915
2,000 USD	Romanian Government International Bond(a)		6.6250	02/17/28	2,083
7,000 EUR	Romanian Government International Bond		3.6240	05/26/30	6,624
29,000 EUR	Romanian Government International Bond(a)		2.1240	07/16/31	23,737
2,000 EUR	Romanian Government International Bond		4.1250	03/11/39	1,654
2,000 EUR	Romanian Government International Bond		2.8750	04/13/42	1,307
10,000 EUR	Romanian Government International Bond(a)		2.8750	04/13/42	6,536
12,000 USD	Saudi Government International Bond(a)		5.5000	10/25/32	13,003
35,000 USD	Saudi Government International Bond(a)		2.2500	02/02/33	29,181

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 25.8% (Continued)
	SOVEREIGN — 15.4% (Continued)
2,000 USD	Saudi Government International Bond(a)		4.6250	10/04/47	$1,822
100,000 EUR	Senegal Government International Bond(a)		5.3750	06/08/37	70,292
1,403,000 THB	Thailand Government Bond		2.1250	12/17/26	41,197
100,000 EUR	Tunisian Republic(a)		6.7500	10/31/23	94,371
564,000 USD	Turkey Government International Bond		9.8750	01/15/28	584,250
100,000 USD	Turkey Government International Bond		9.3750	03/14/29	101,133
107,000 USD	Turkey Government International Bond		9.1250	07/13/30	107,065
118,000 USD	Turkey Government International Bond		5.7500	05/11/47	84,096
56,000 USD	Ukraine Government International Bond(a)		7.7500	09/01/25	9,853
272,000 USD	Ukraine Government International Bond(a)		7.7500	09/01/26	48,087
136,000 USD	Ukraine Government International Bond		—	09/01/27	23,928
139,000 USD	Ukraine Government International Bond(a)		7.3750	09/25/32	22,935
2,000 USD	Uruguay Government International Bond		4.3750	01/23/31	2,021
1,900,000 UYU	Uruguay Government International Bond		8.2500	05/21/31	44,422
14,000 USD	Zambia Government International Bond(a)		5.3750	01/20/23	6,140
87,000 USD	Zambia Government International Bond(a)		8.9700	07/30/27	40,768
					7,471,357
	SUPRANATIONAL — 0.4%
200,000 EUR	European Investment Bank		1.1250	09/15/36	171,723

	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $14,313,050)				12,337,860

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 3.1%
	COLLATERAL FOR SECURITIES LOANED - 0.9%
451,588	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $451,588)(f)(h)	$451,588

	MONEY MARKET FUNDS - 2.2%
1,006,617	Fidelity Government Portfolio, CLASS I, 4.73% (Cost $1,006,616)(f)	1,006,616

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,458,204)	1,458,204

	TOTAL INVESTMENTS - 96.5% (Cost $52,239,453)	$46,121,660
	OTHER ASSETS IN EXCESS OF LIABILITIES- 3.5%	1,682,348
	NET ASSETS - 100.0%	$47,804,008

OPEN FUTURES CONTRACTS
				Value and
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(g)	Unrealized Appreciation
23	Eurex 10 Year Euro BUND Future	06/08/2023	$3,435,680	$99,849
6	Eurex 30 Year Euro BUXL Future	06/08/2023	922,314	47,366
25	Long Gilt Future	06/28/2023	3,187,799	14,507
7	TSE Japanese 10 Year Bond Future	06/13/2023	7,635,001	161,775
	TOTAL FUTURES CONTRACTS			$323,497

OPEN FUTURES CONTRACTS
				Value and
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(g)	Unrealized Depreciation
60	CBOT 10 Year US Treasury Note Future	06/21/2023	$6,912,180	$(149,296)
16	CBOT 5 Year US Treasury Note Future	06/30/2023	1,755,872	(37,622)
4	CBOT US Treasure Bond Futures	06/21/2023	526,624	(23,093)
8	Euro-BTP Italian Bond Future	06/08/2023	1,012,452	(32,302)
	TOTAL FUTURES CONTRACTS			$(242,313)

CREDIT DEFAULT SWAP AGREEMENTS
								Amortized
Description and Payment Frequency	Payment Frequency	Counterparty	Fixed Deal (Pay)Rate	Implied Credit Spread	Maturity Date	Notional Value	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM SERIES 38	To Buy Monthly	Citibank	1.00%	238	6/20/2028	$2,775,000.00	164,401	171,955	(7,544)
TOTAL							$164,401	$171,955	$(7,544)

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

					Unrealized Appreciation/
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	(Depreciation)
To Buy:
Canadian Dollar	05/01/2023	Capstone Global Markets	660,000	$487,215	$1,522
Australian Dollar	05/03/2023	Capstone Global Markets	420,000	277,919	(2,882)
Brazilian Real	05/03/2023	JP Morgan Chase	64,000	12,826	669
Euro	05/05/2023	Barclay	86,008	94,792	415
Mexican Peso	05/10/2023	JP Morgan Chase	790,000	43,858	1,472
Canadian Dollar	05/12/2023	Capstone Global Markets	160,000	118,136	763
Japanese Yen	05/12/2023	JP Morgan Chase	16,060,000	118,062	(1,760)
Swiss Franc	05/12/2023	Capstone Global Markets	230,000	257,655	1,157
Japanese Yen	05/15/2023	Capstone Global Markets	32,250,000	237,190	(342)
Columbian Peso	05/18/2023	JP Morgan Chase	84,999,999	18,016	333
Australian Dollar	06/05/2023	JP Morgan Chase	420,000	278,321	872
Brazilian Real	07/05/2023	JP Morgan Chase	64,000	12,672	191
				$1,956,662	$2,410
To Sell:
Canadian Dollar	05/01/2023	Capstone Global Markets	660,000	$487,215	$1,177
Australian Dollar	05/03/2023	JP Morgan Chase	420,000	277,919	(860)
Brazilian Real	05/03/2023	JP Morgan Chase	64,000	12,826	(195)
Euro	05/05/2023	Barclay	5,087,784	5,607,432	(57,433)
Mexican Peso	05/10/2023	JP Morgan Chase	120,000	6,662	(51)
Canadian Dollar	05/12/2023	Capstone Global Markets	160,000	118,136	2,064
Japanese Yen	05/12/2023	Capstone Global Markets	16,060,000	118,062	2,486
Swiss Franc	05/12/2023	Capstone Global Markets	230,000	257,654	2,016
Japanese Yen	05/15/2023	Capstone Global Markets	71,950,000	529,173	21,309
Columbian Peso	05/18/2023	JP Morgan Chase	84,999,999	18,016	769
Mexican Peso	05/19/2023	Capstone Global Markets	4,340,000	240,445	(2,781)
Euro	05/30/2023	Capstone Global Markets	220,000	242,852	(914)
Mexican Peso	05/30/2023	Capstone Global Markets	4,300,000	237,630	(2,060)
Brazilian Real	07/05/2023	JP Morgan Chase	34,000	6,732	(36)
Australian Dollar	07/21/2023	Capstone Global Markets	719,400	477,669	1,077
British Pound	07/21/2023	Barclay	807,600	1,016,565	(12,876)
Canadian Dollar	07/21/2023	Barclay	883,600	653,334	(3,263)
Euro	07/21/2023	Barclay	9,317,500	10,313,702	(32,420)
Euro	07/21/2023	JP Morgan Chase	429,333	475,236	1,000
Japanese Yen	07/21/2023	Barclay	48,621,200	361,344	6,137
				$21,458,604	$(74,854)

Total					$(72,444)

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

					Local Currency
		Settlement		Local Currency Amount	Amount Purchased	U.S. Dollar Market	U.S. Dollar Market	Unrealized Appreciation/
Foreign Currency		Date	Counterparty	Purchased Buy	Sell	Value Buy	Value Sell	(Depreciation)
To Buy:	To Sell:
British Pound	Euro	5/18/2023	Capstone Global Markets	388,128	440,000	487,976	(485,336)	$2,640
Euro	British Pound	7/21/2023	JP Morgan Chase	641,250	569,400	709,811	(716,731)	(6,920)
				1,029,378	1,009,400	$1,197,787	$1,202,067	$(4,280)

Total								$(4,280)

A/S	- Anonim Sirketi

LLC	- Limited Liability Company

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Societe Anonyme

SA de CV	- Sociedad Anonima de Capital Variable

EUR003M	Euribor 3 Month ACT/360

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0006M	ICE LIBOR USD 6 Month

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	US Dollars

COP	Columbian Peso

CZK	Czech Koruna

EUR	Euro

GBP	British Pound

IDR	Indonesia Rupiah

JPY	Japanese Yen

MXN	Mexican Peso

THB	Thailand Baht

USD	US Dollars

UYU	Uruguayan Peso

ZAR	South African Rand

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023 the total market value of 144A securities is 16,770,252 or 35.1% of net assets.

(b)	Variable rate security; the rate shown represents the rate on April 30, 2023.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $444,950 at April 30, 2023.

(d)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at April 30, 2023.

(e)	Represents issuer in default on interest payments; non-income producing security.

(f)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(g)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(h)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Great Lakes Advisors. LLC)

Asset Class Recap

Large cap value stocks, as measured by the Russel 1000 Value Index, increased 4.5 percent for the six-month period ended April 30, 2023, underperforming their large cap growth counterparts, as measured by the Russel 1000 Growth Index, which increased 11.5 percent. This dispersion narrows the overall chasm of performance between the two asset classes developed in the previous two years. The six-month fiscal period began with most equity indices trading at discounts from one year prior as investors rotated away from growth stocks and towards value in anticipation of the Federal Reserve increasing the Federal Funds Rate further. Market participants continued to speculate as to whether the Federal Reserve would be able to control inflation without tipping the economy into a recession, and these concerns seemed to materialize following the collapse of Silicon Valley Bank (SVB) (not held). Concerns then mounted as investors questioned whether the pressures on the financial sector would spread and have negative implications on the economy overall. However, toward the end of the period, sentiment meaningfully turned as renewed expectations of rate cuts outweighed continued turmoil in the banking sector, following economic data that showed inflation cooling, coupled with commentary from the Federal Reserve indicating that they considered a pause in rate increases following the collapse of SVB.

Allocation Review

The Sub- Adviser’s investment philosophy is centered on the belief that alpha generation is driven by bottom-up stock selection rather than taking large sector bets. With that being said, the largest contributor to Fund performance was the technology sector, as a 2.7 percent relative overweight coupled with superior stock selection became a meaningful driver of performance. Conversely, the largest detractor from Fund performance was the consumer discretionary sector as a 2.1 percent underweight, combined with poor stock selection in the space acted as a headwind to performance. The health care sector was another meaningful contributor as a slight overweight was eclipsed by superior stock selection in the space. Furthermore, the second largest detractor was the financial services sector, as a slight underweight could not surmount inferior stock selection in the space.

Holding Insights

The most significant contributor to absolute Fund performance was the exposure to the technology sector. Some investors anticipate a near-term end to the Federal Reserve’s hiking cycle due to cooling inflation data and the velocity of rate increases slowed, significantly when compared to early in the cycle. Higher interest rates result in a higher cost for companies to borrow money to finance projects, posing a significant headwind for the research heavy technology sector. It can also result in consumers having less disposable income because they are paying more for mortgages, car loans, and credit cards. As the Federal Reserve approaches the peak of its hiking cycle, these headwinds are expected to show some signs of easing, and many companies should have adjusted for the higher cost of capital. One such position was Meta Platforms, Inc. (META) (holding weight*: 2.99 percent), an American multinational technology company. Over the fiscal period, META surged 158.0 percent, the best-performing position within the Fund on an absolute basis. To begin the fiscal period, a slight underweight to META detracted from relative Fund performance; however, to end the fiscal period, META was a relative overweight. Investors’ confidence in META may have been regained thanks to increasing financial discipline by the company, cutting expenses, and announcing a $40 billion share repurchase program. Also, META may have been helped by congressional testimony from ByteDance CEO Shou Zi Chew regarding national security concerns about the user data collected by the popular video sharing app TikTok, which directly competes with META. The second largest contributor to Fund performance was Horizon Therapeutics Public Ltd. Co. (HZNP) (holding weight**: 0.30 percent), an Ireland based biopharmaceutical company that focuses on the research, development, and commercialization of medicine for people impacted by rare and rheumatic diseases. During the period held, HZNP increased 81.2 percent, attributable to the announced acquisition by Pillartree, Ltd. wholly owned subsidiary of Amgen, Inc. (AMGN) (not held). The all-cash acquisition announced on December 12, 2023, came at an 86.9 percent premium to the closing price of HZNP on October 31, 2022. Another meaningful contributor to Fund performance was Broadcom, Inc. (AVGO) (holding weight*: 1.26 percent), an American company involved in the design, development, and manufacturing of semiconductor and infrastructure software products. Over the fiscal period, AVGO increased 35.4 percent, aided by a strong first quarter earnings report, highlighting a 16 percent increase in cash flows. Also, AVGO may have been helped by positive investor sentiment regarding the proposed acquisition of VMware, Inc. (VMW) (not held).

Exposure to the financial services sector detracted from Fund performance as institutions and investors digested the shock of the first domestic banking failure since 2020. Investors’ concerns surrounding whether other banks were facing similar pressures in terms of deposit flight forcing banks to realize losses on their long-term investment portfolios. The largest detractor from performance was The Charles Schwab Corporation (SCHW) (holding weight**: 1.07), an American multinational financial services company offering banking, wealth management advising, and related services. Over the period held, SCHW decreased 34.5 percent, attributable to its net interest margin, which generates roughly half of its revenue, coming under significant pressure as clients rotate their cash positions into money market funds and Treasury bills given the attractive yields now available. This ‘cash sorting’ has the appearance and effects of deposit outflow even if Schwab still retains the assets. Also, Schwab may have been hurt further by sentiment around the large unrealized losses in its long-dated securities portfolio. Another position in the financial services sector that detracted from performance was Truist Financial Corporation (TFC) (holding weight*: 0.40 percent), an American bank holding company headquartered in Charlotte, North Carolina. Over the fiscal period, TFC declined 25.6 percent, attributable to a surprise slowdown in earnings, outflows of deposits, and rising concerns about high exposure to Treasury bonds with large unrealized losses. Exposure to consumer staples generally detracted from performance as a slight underweight and inferior stock selection detracted from performance in the space. One such detractor was CVS Health Corporation (CVS) (holding weight*: 1.39 percent), the largest pharmacy chain in America by number of locations. CVS declined 21.4 percent over the fiscal period, as its fourth quarter earnings report, although better than expected, showed declining profits. Also, CVS may have been hurt by investor sentiment regarding the announced acquisition of Oak Street Health (OSH) (not held).

Sub-Adviser Outlook

The Sub-Adviser is cautiously optimistic about the opportunity set for the remainder of 2023. The Sub- Adviser believes that monetary tightening has affected equity markets, leading to economic weakness and depressed sentiment among market participants. However, the Sub-Adviser believes the outlook for value stocks remains attractive and may realize more value if market participants continue to move into higher quality assets. Moving forward, the Sub- Adviser is confident that avoiding landmines is key to positive relative performance. Therefore, ignoring the noise and focusing on corporate fundamentals is critical in identifying companies that exhibit attractive valuations and are resilient enough to navigate the complex environment. The Sub-Adviser will continue to implement its disciplined investment process but understands that it may be susceptible to systematic tail risk. The Sub-Adviser recognizes that it cannot add value without taking risks, therefore its focus is on identifying what the Sub-Adviser considers intelligent risks – the risks that it believes are most likely to contribute to outperforming the benchmark and least likely to cause unnecessary relative volatility.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2023.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Large Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	4.10%	0.87%	7.69%	8.57%
Class A with Load 5.75%	(1.98)%	(5.18)%	6.16%	7.66%
Class A without load	3.98%	0.62%	7.43%	8.29%
Class C	3.63%	(0.12)%	6.63%	7.48%
Russell 1000 Value Index (a)	4.54%	1.21%	7.75%	9.13%
Morningstar Large Cap Value Category (b)	3.94%	1.52%	7.68%	8.72%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.26% for Class N, 2.26% for Class C and 1.51% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website

(a)	The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Collateral for Securities Loaned	8.8%
Oil & Gas Producers	6.7%
Medical Equipment & Devices	6.3%
Biotech & Pharma	5.7%
Banking	5.6%
Insurance	5.2%
Internet Media & Services	4.7%
Health Care Facilities & Services	3.9%
Electric Utilities	3.7%
Others	49.4%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.1%
	AEROSPACE & DEFENSE - 3.1%
9,910	L3Harris Technologies, Inc.	$1,933,937
33,181	Raytheon Technologies Corporation	3,314,782
		5,248,719
	ASSET MANAGEMENT - 1.6%
3,922	BlackRock, Inc.	2,632,446

	AUTOMOTIVE - 0.8%
39,420	General Motors Company	1,302,437

	BANKING - 6.1%
100,832	Bank of America Corporation	2,952,361
32,568	JPMorgan Chase & Company	4,502,199
20,827	Truist Financial Corporation	678,544
56,581	Wells Fargo & Company	2,249,095
		10,382,199
	BIOTECH & PHARMA - 6.3%
12,054	AbbVie, Inc.	1,821,600
38,821	Bristol-Myers Squibb Company	2,592,078
14,569	Johnson & Johnson	2,384,945
32,196	Merck & Company, Inc.	3,717,673
		10,516,296
	CHEMICALS - 3.0%
6,576	Air Products and Chemicals, Inc.	1,935,711
32,341	Corteva, Inc.	1,976,682
44,608	Huntsman Corporation	1,195,048
		5,107,441
	CONSTRUCTION MATERIALS - 2.2%
5,925	Martin Marietta Materials, Inc.	2,151,960
14,234	Owens Corning(a)	1,520,334
		3,672,294
	CONSUMER SERVICES - 1.3%
31,312	Service Corp International(a)	2,197,789

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	DIVERSIFIED INDUSTRIALS - 1.4%
11,856	Honeywell International, Inc.	$2,369,303

	ELECTRIC UTILITIES - 4.1%
12,500	Duke Energy Corporation	1,236,000
53,773	NextEra Energy, Inc.(a)	4,120,625
21,487	Xcel Energy, Inc.	1,502,156
		6,858,781
	ELECTRICAL EQUIPMENT - 1.3%
35,793	Johnson Controls International plc	2,141,853

	ENGINEERING & CONSTRUCTION - 1.5%
15,103	Quanta Services, Inc.(a)	2,562,073

	ENTERTAINMENT CONTENT - 2.6%
48,230	Fox Corporation, Class A(a)	1,604,130
26,451	Walt Disney Company (The)(b)	2,711,228
		4,315,358
	FOOD - 2.7%
42,700	Mondelez International, Inc., Class A	3,275,944
23,545	Tyson Foods, Inc., Class A	1,471,327
		4,747,271
	HEALTH CARE FACILITIES & SERVICES - 4.3%
14,255	AmerisourceBergen Corporation	2,378,447
31,757	CVS Health Corporation	2,328,106
5,046	UnitedHealth Group, Inc.	2,483,086
		7,189,639
	HOUSEHOLD PRODUCTS - 1.8%
18,852	Procter & Gamble Company (The)	2,948,076

	INDUSTRIAL REIT - 1.0%
13,983	Prologis, Inc.	1,751,371

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	INFRASTRUCTURE REIT - 1.3%
10,487	American Tower Corporation, A	$2,143,438

	INSTITUTIONAL FINANCIAL SERVICES - 2.6%
50,224	Bank of New York Mellon Corporation (The)	2,139,040
19,947	Intercontinental Exchange, Inc.	2,172,827
		4,311,867
	INSURANCE - 5.7%
19,203	Allstate Corporation (The)	2,222,939
6,301	Berkshire Hathaway, Inc., Class B(b)	2,070,194
33,241	Hartford Financial Services Group, Inc. (The)	2,359,778
10,549	Prudential Financial, Inc.	917,763
11,275	Travelers Companies, Inc. (The)	2,042,354
		9,613,028
	INTERNET MEDIA & SERVICES - 5.2%
34,412	Alphabet, Inc., Class A(b)	3,693,784
20,907	Meta Platforms, Inc., Class A(b)	5,024,370
		8,718,154
	LEISURE FACILITIES & SERVICES - 1.1%
12,396	Darden Restaurants, Inc.(a)	1,883,324

	MACHINERY - 2.1%
6,437	Caterpillar, Inc.	1,408,416
6,351	Parker-Hannifin Corporation	2,063,312
		3,471,728
	MEDICAL EQUIPMENT & DEVICES - 7.0%
39,240	Abbott Laboratories	4,334,843
67,088	Avantor, Inc.(a),(b)	1,306,874
6,544	Stryker Corporation	1,960,910
7,291	Thermo Fisher Scientific, Inc.	4,045,776
		11,648,403
	OIL & GAS PRODUCERS - 7.4%
27,098	ConocoPhillips	2,788,113
15,665	EOG Resources, Inc.	1,871,498
52,776	Exxon Mobil Corporation	6,245,511

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	OIL & GAS PRODUCERS - 7.4% (Continued)
15,085	Phillips 66	$1,493,415
		12,398,537
	OIL & GAS SERVICES & EQUIPMENT - 1.5%
52,190	Schlumberger Ltd	2,575,577

	RESIDENTIAL REIT - 1.1%
27,581	Equity LifeStyle Properties, Inc.	1,900,331

	RETAIL - CONSUMER STAPLES - 1.2%
12,267	Target Corporation	1,935,119

	RETAIL - DISCRETIONARY - 1.3%
10,565	Lowe’s Companies, Inc.	2,195,724

	SEMICONDUCTORS - 3.3%
3,371	Broadcom, Inc.	2,111,931
23,422	Micron Technology, Inc.	1,507,440
27,832	ON Semiconductor Corporation(a),(b)	2,002,791
		5,622,162
	SOFTWARE - 3.0%
8,697	Microsoft Corporation	2,672,241
25,063	Oracle Corporation	2,373,967
		5,046,208
	SPECIALTY FINANCE - 0.9%
9,575	American Express Company	1,544,831

	TECHNOLOGY HARDWARE - 1.7%
9,757	Motorola Solutions, Inc.	2,843,190

	TECHNOLOGY SERVICES - 2.6%
29,610	PayPal Holdings, Inc.(b)	2,250,360
5,764	S&P Global, Inc.	2,089,911
		4,340,271

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.1% (Continued)
	TELECOMMUNICATIONS - 1.3%
55,681	Verizon Communications, Inc.	$2,162,093

	TRANSPORTATION & LOGISTICS - 2.7%
70,604	CSX Corporation	2,163,307
23,094	Knight-Swift Transportation Holdings, Inc.(a)	1,300,654
36,312	Southwest Airlines Company	1,099,890
		4,563,851

	TOTAL COMMON STOCKS (Cost $123,782,437)	164,861,182

	SHORT-TERM INVESTMENTS — 11.4%
	COLLATERAL FOR SECURITIES LOANED - 9.6%
16,175,261	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $16,175,261)(c)	16,175,261

	MONEY MARKET FUNDS - 1.8%
3,047,748	STIT - Treasury Portfolio, Institutional Class, 4.77% (Cost $3,047,748)(c)	3,047,748

	TOTAL SHORT-TERM INVESTMENTS (Cost $19,223,009)	19,223,009

	TOTAL INVESTMENTS - 109.5% (Cost $143,005,446)	$184,084,191
	LIABILITIES IN EXCESS OF OTHER ASSETS - (9.5)%	(16,029,390)
	NET ASSETS - 100.0%	$168,054,801

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $15,974,227 at April 30, 2023.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Ziegler Capital Management, LLC)

Asset Class Recap

Small cap value stocks fell behind their small cap growth counterparts over the six-month period ended April 30, 2023. However, this dispersion narrows the overall chasm of performance between the two asset classes developed in the last three fiscal years. The fiscal period began with most equity indices trading at discounts from one year earlier, as the historically fast pace of Federal Funds Rate increases shocked markets. The Federal Reserve continued with aggressive actions, raising the Federal Funds Rate by 75 basis points in November and 50 basis points in December. Throughout the action, market participants continued to speculate as to whether the Federal Reserve would be able to control inflation without tipping the economy into a recession. These concerns materialized following the second- largest bank failure in United States history in early-March. Amidst the height of this trepidation, the Federal Reserve remained steadfast with their monetary tightening, raising the Federal Funds Rate 25 basis points in mid-March. However, softer-than-expected Consumer & Producer Price Index reports, in combination with lower Purchasing Manager’s Index reports, helped to quell investors’ concerns as a slowdown in price growth and tightening business conditions supported the depiction of peak inflation. Over the fiscal period, small cap value stocks, as measured by the Russel 2000 Value Index, declined 6.7 percent, while large cap growth stocks, as measured by the Russel 2000 Growth Index, declined 0.6 percent.

Allocation Review

The Sub-Adviser matches the Fund’s sector allocation to the benchmark index; therefore, any changes to benchmark weights will be quickly reflected within the Fund. The Sub- Adviser seeks to generate alpha through proprietary sector-specific multi-factor models combined with qualitative analysis. With that being said, the Fund is reliant on superior stock selection to generate excess returns. The largest boost to performance came from the financial services sector, where superior stock selection helped drive relative outperformance in the sector, overshadowing a 0.7 percent overweight. In addition, the adverse impact from the slight overweight to the consumer staples sector was outshined by strong stock selection in the space, which contributed to Fund performance. Conversely, the largest detractor from performance was exposure to the energy sector, where a slight overweight coupled with inferior security selection in space acted as a significant headwind to performance.

Holdings Insights

The best performing position within the Fund was Meritage Homes Corporation (MTH) (holding weight*: 2.04 percent), an American real estate development company that constructs a variety of single- family detached homes across the United States. Over the fiscal period, MTH increased 68.6 percent, aided by earnings that exceeded expectations, highlighting record home closing revenue and record first quarter closing units. Also, MTH may have been helped by a short supply of existing homes, potentially driven by the unwillingness of some homeowners to forgo their lower interest rate mortgages locked in previous to the Federal Reserve’s hiking cycle, for higher interest rates mortgages found on the market now. The second- largest contributor to Fund performance came from the producer durables sector, where security selection significantly outshined a small overweight to the sector. One example of superior security selection was SkyWest Inc. (SKY) (holding weight*: 1.68 percent), an American regional airline headquartered in St. George, Utah. Over the fiscal period, SKYW increased 60.1 percent, aided by a stronger than expected earnings report highlighting decreasing debt and costs. Also, SKYW may have been helped by competitor Southwest Airlines (LUV) (not held) facing a scheduling crisis over the most recent holiday season. Another position that contributed positively to Fund performance was Academy Sports + Outdoors (ASO) (holding weight*: 1.40 percent) an American sporting goods store chain headquartered in Katy, TX. Over the fiscal period, ASO increased 44.7 percent, aided by a strong 2022 earnings report highlighting the opening of 9 new stores, record earnings per share, and announcement of a 20 percent increase to its quarterly dividend.

Some of the largest detractors from Fund performance came from the financial services sector as investors’ concerns of contagion and deposit flight mounted following the collapse of Silicon Valley Bank (SVB) (not held). The largest overall detractor from Fund performance was Heritage Financial Corporation (HFWA) (holding weight*: 0.96 percent) the holding company of Heritage Bank, a full-service commercial bank providing financial solutions to small and medium- sized enterprises in Washington, Oregon, and Idaho. Over the fiscal period, HFWA declined 47.0 percent, attributable to a disappointing first quarter earnings report that showed declining deposits, complementing mounting concerns regarding the unrealized losses on its balance sheet. An additional position in the sector that detracted from Fund performance was PacWest Bancorp (PACW) (holding weight **: 0.49 percent), a bank holding company with one wholly owned banking subsidiary, Pacific Western Bank. Over the period held, PACW declined 18.5 percent. However, following the sale of PACW from the Fund in early March, PACW fell an additional 49.0 percent as concerns mounted around deposit flight. Another detractor from Fund performance was Adicet Bio (ACET) (holding weight**: 0.40 percent), a biotechnology company engaged in the development of allogenic gamma delta T-cell therapies for cancer and other diseases, headquartered in Boston, MA. Over the period held, Adicet declined 49.7 percent, due to negative sentiment around a study of its allogenic treatments showing relapses becoming a problem. Specifically, the study reported an initial 75 percent response rate falling to 18 percent after six months.

Sub-Adviser Outlook

The Sub-Adviser believes the outlook for value stocks remains attractive despite headwinds such as persistent inflation, tightening credit conditions and continued geopolitical turmoil. The Sub-Adviser will continue to implement its quantitatively driven approach, focusing on what its industry specific factors have identified as attractive opportunities. The Sub-Adviser remains disciplined in its application of its models and factors, as it is aware that subjective tampering during periods of large dislocations such as the environment in 2022, erodes the effectiveness of its quantitatively driven process. The Sub-Adviser believes that historically, environments where low quality thrives are short lived and difficult to predict, therefore the Sub-Adviser does not reposition its industry specific factors based on market expectations or macroeconomic outlook. The Sub-Adviser believes that the current market continues to over appreciate growth-oriented factors, while maintaining the expectation that valuation-oriented, high quality seeking signals may succeed as a positive contributor to the Fund going forward.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/23.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Small Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	(3.99)%	(5.83)%	3.99%	6.95%
Class A with Load 5.75%	(9.60)%	(11.48)%	2.51%	6.05%
Class A without load	(4.08)%	(6.08)%	3.73%	6.68%
Class C	(4.51)%	(6.80)%	2.93%	5.88%
Russell 2000 Value Index (a)	(6.72)%	(7.99)%	3.66%	6.96%
Morningstar Small Cap Value Category (b)	(1.78)%	(2.82)%	4.91%	7.22%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.61% for Class N, 2.61% for Class C and 1.86% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Collateral for Securities Loaned	23.2%
Banking	11.7%
REIT	8.7%
Biotech & Pharma	4.5%
Transportation & Logistics	4.4%
Retail - Discretionary	3.8%
Specialty Finance	3.1%
Insurance	2.9%
Technology Services	2.9%
Other	34.8%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.9%
	AUTOMOTIVE - 1.2%
103,655	American Axle & Manufacturing Holdings, Inc.(a)	$741,133

	BANKING - 15.2%
23,694	Amalgamated Financial Corporation	385,738
15,124	Banner Corporation	754,990
28,907	Berkshire Hills Bancorp, Inc.(b)	614,852
26,670	Central Pacific Financial Corporation	423,520
24,687	First Bancorp(b)	759,866
16,080	First Financial Corporation	555,564
21,166	Hancock Whitney Corporation(b)	772,982
34,710	Hanmi Financial Corporation	560,914
21,141	Heartland Financial USA, Inc.	688,351
34,021	Heritage Financial Corporation	599,110
26,298	Independent Bank Corporation	468,630
51,745	Old Second Bancorp, Inc.	635,946
25,963	Pathward Financial, Inc.	1,156,133
22,205	Peoples Bancorp, Inc.(b)	578,662
17,287	TrustCompany Bank Corp NY	515,844
		9,471,102
	BIOTECH & PHARMA - 5.9%
20,871	Amphastar Pharmaceuticals, Inc.(a),(b)	746,556
14,156	Anika Therapeutics, Inc.(a)	363,243
20,200	Chinook Therapeutics, Inc.(a)	404,202
16,680	Eagle Pharmaceuticals, Inc.(a)	468,374
29,221	Ideaya Biosciences, Inc.(a)	533,575
16,229	Supernus Pharmaceuticals, Inc.(a),(b)	598,201
22,293	Vir Biotechnology, Inc.(a),(b)	560,669
		3,674,820
	CHEMICALS - 2.6%
22,736	AdvanSix, Inc.	856,693
13,017	Minerals Technologies, Inc.	771,387
		1,628,080

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.9% (Continued)
	COMMERCIAL SUPPORT SERVICES - 1.6%
12,073	Huron Consulting Group, Inc.(a)	$1,023,670

	CONTAINERS & PACKAGING - 1.4%
39,793	O-I Glass, Inc.(a)	894,149

	ELECTRIC UTILITIES - 3.0%
23,020	Avista Corporation(b)	1,014,492
16,241	Portland General Electric Company	822,119
		1,836,611
	ELECTRICAL EQUIPMENT - 0.8%
5,942	Belden, Inc.	468,764

	FORESTRY, PAPER & WOOD PRODUCTS - 1.2%
12,468	Louisiana-Pacific Corporation(b)	744,838

	GAS & WATER UTILITIES - 2.4%
10,162	ONE Gas, Inc.(b)	781,966
9,774	SJW Group(b)	742,042
		1,524,008
	HEALTH CARE FACILITIES & SERVICES - 1.4%
6,642	Addus HomeCare Corporation(a)	542,917
5,781	National HealthCare Corporation	334,778
		877,695
	HEALTH CARE REIT - 1.2%
65,436	Sabra Health Care REIT, Inc.(b)	745,970

	HOME CONSTRUCTION - 2.0%
9,926	Meritage Homes Corporation	1,271,024

	HOTEL REIT - 1.6%
124,504	DiamondRock Hospitality Company(b)	1,009,727

	INDUSTRIAL INTERMEDIATE PROD - 2.9%
7,968	EnPro Industries, Inc.	751,143

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.9% (Continued)
	INDUSTRIAL INTERMEDIATE PROD - 2.9% (Continued)
14,643	Mueller Industries, Inc.(b)	$1,052,100
		1,803,243
	INSTITUTIONAL FINANCIAL SERVICES - 1.3%
6,194	Piper Sandler Cos	838,915

	INSURANCE - 3.8%
13,932	American Equity Investment Life Holding Company	536,939
14,252	Axis Capital Holdings Ltd.	805,809
5,297	Hanover Insurance Group, Inc. (The)	633,309
1,458	National Western Life Group, Inc., Class A	371,761
		2,347,818
	INTERNET MEDIA & SERVICES - 1.5%
16,341	HealthStream, Inc.(a)	402,642
31,272	TripAdvisor, Inc.(a)	554,453
		957,095
	LEISURE FACILITIES & SERVICES - 2.0%
28,264	Bloomin’ Brands, Inc.(b)	700,099
14,381	Travel + Leisure Company	550,361
		1,250,460
	LEISURE PRODUCTS - 1.0%
7,723	Thor Industries, Inc.(b)	610,271

	MACHINERY - 2.8%
5,688	Curtiss-Wright Corporation	965,993
17,488	Hillenbrand, Inc.	797,803
		1,763,796
	MEDICAL EQUIPMENT & DEVICES - 1.3%
26,574	Avanos Medical, Inc.(a)	784,996

	METALS & MINING - 0.8%
2,998	Encore Wire Corporation(b)	468,677

	MORTGAGE FINANCE - 1.9%
65,574	Ladder Capital Corporation	613,117

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.9% (Continued)
	MORTGAGE FINANCE - 1.9% (Continued)
54,569	Ready Capital Corporation(b)	$585,525
		1,198,642
	MULTI ASSET CLASS REIT - 1.2%
61,405	Armada Hoffler Properties, Inc.	719,667

	OIL & GAS PRODUCERS - 3.3%
15,040	Callon Petroleum Company(a),(b)	498,426
22,435	PBF Energy, Inc., Class A	782,084
20,331	SilverBow Resources, Inc.(a),(b)	484,894
11,800	World Fuel Services Corporation	278,952
		2,044,356
	OIL & GAS SERVICES & EQUIPMENT - 2.2%
47,643	Liberty Oilfield Services, Inc., Class A	610,307
101,314	RPC, Inc.(b)	748,710
		1,359,017
	PUBLISHING & BROADCASTING - 1.3%
40,148	Sinclair Broadcast Group, Inc., Class A(b)	798,544

	RESIDENTIAL REIT - 0.8%
8,840	Centerspace	498,399

	RETAIL - CONSUMER STAPLES - 1.6%
10,519	Ingles Markets, Inc., Class A	968,168

	RETAIL - DISCRETIONARY - 4.9%
13,721	Academy Sports & Outdoors, Inc.(b)	871,559
30,737	Ethan Allen Interiors, Inc.(b)	858,484
45,900	Sally Beauty Holdings, Inc.(a),(b)	653,157
9,010	Signet Jewelers Ltd.(b)	662,956
		3,046,156
	RETAIL REIT - 4.3%
52,325	Acadia Realty Trust	706,911
45,422	Essential Properties Realty Trust, Inc.(b)	1,124,195

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.9% (Continued)
	RETAIL REIT - 4.3% (Continued)
22,062	Spirit Realty Capital, Inc.(b)	$848,505
		2,679,611
	SEMICONDUCTORS - 1.4%
10,789	Diodes, Inc.(a),(b)	859,883

	SPECIALTY FINANCE - 2.1%
14,215	Essent Group Ltd.	603,711
15,856	Mr Cooper Group, Inc.(a)	734,133
		1,337,844
	SPECIALTY REIT - 0.8%
11,160	EPR Properties(b)	468,274

	TECHNOLOGY HARDWARE - 0.9%
21,048	NetScout Systems, Inc.(a)	572,716

	TECHNOLOGY SERVICES - 3.8%
39,662	Green Dot Corporation, Class A(a),(b)	681,790
40,624	LiveRamp Holdings, Inc.(a)	978,632
6,665	Science Applications International Corporation	680,030
		2,340,452
	TELECOMMUNICATIONS - 1.0%
36,348	EchoStar Corporation, Class A(a)	620,460

	TIMBER REIT - 1.4%
19,523	PotlatchDeltic Corporation(b)	902,548

	TRANSPORTATION & LOGISTICS - 5.7%
9,172	ArcBest Corporation(b)	865,837
12,547	Matson, Inc.(b)	853,572
9,954	Ryder System, Inc.	787,959
36,974	SkyWest, Inc.(a)	1,046,364
		3,553,732

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 98.9% (Continued)
	WHOLESALE - CONSUMER STAPLES - 1.4%
19,828	Andersons, Inc. (The)	$886,312

	TOTAL COMMON STOCKS (Cost $59,198,702)	61,591,643

	SHORT-TERM INVESTMENTS — 31.2%
	COLLATERAL FOR SECURITIES LOANED - 30.1%
18,755,560	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $18,755,560)(c),(d)	18,755,560

	MONEY MARKET FUNDS - 1.1%
666,168	STIT - Treasury Portfolio, Institutional Class, 4.77% (Cost $666,168)(c)	666,168

	TOTAL SHORT-TERM INVESTMENTS (Cost $19,421,728)	19,421,728

	TOTAL INVESTMENTS - 130.1% (Cost $78,620,430)	$81,013,371
	LIABILITIES IN EXCESS OF OTHER ASSETS - (30.1)%	(18,724,317)
	NET ASSETS - 100.0%	$62,289,054

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $18,524,253 at April 30, 2023.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

When comparing the trailing fiscal six-month period ended April 30, 2023, large cap growth stocks, as measured by the Russell 1000 Growth Index, outperformed large cap value stocks, as measured by the Russell 1000 Value Index, as they returned 11.5 percent and 4.5 percent, respectively. Large cap growth stocks beat their value counterparts by 7.0 percent during the fiscal period. Growth stocks appeared to have gained upward momentum despite a volatile first half of the fiscal year. Concerns of the U.S. banking industry, softer U.S. corporate earnings, severity of a U.S. recession, continued interest rate hikes by the Federal Reserve to potentially stem inflation, and lack of resolution to the Russia/Ukraine war remained persistent headwinds during the fiscal period. Much of the positive performance for the period coincided with U.S. corporate earnings not being as weak as expected, perception of short-term oversold market conditions, and optimism that the Federal Reserve may be near the end of its tightening schedule. The Federal Reserve continued to reaffirm its conviction for higher-for-longer rates and clarified that more time was needed to gain “substantially more evidence to give confidence that inflation is on a sustained downward path.” The Federal Reserve also cautioned against a premature loosening of policy. Fundamentally, elevated inflation and rising interest rates repress intrinsic values of high-growth stocks as future earnings are discounted at a greater rate. On the data front, producer and consumer prices eased more than expected at the end of the fiscal period while U.S. weekly jobless claims unexpectedly rose to the highest levels since October 2021, raising investor expectations that the Federal Reserve may soon pause its policy tightening. Meanwhile, markets continued to follow the U.S. banking industry crisis and the U.S. debt ceiling impasse.

Allocation Review

Excluding the sectors with weightings of less than 2.0 percent in the benchmark index (energy, materials and processing and utilities), the remaining sectors generated positive returns over the fiscal period including technology up 22.0 percent, consumer staples up 9.7 percent, financial services up 7.4 percent, healthcare up 4.8 percent, producer durables up 3.9 percent, and consumer discretionary up 2.8 percent. The dispersion of returns among these sectors was not as wide as in previous fiscal periods, as the difference between the best performing sector and worst performing sector was approximately 19.2 percent. The largest sector in the benchmark, technology, outperformed the benchmark index by 10.6 percent. Regarding allocation attribution, technology was the largest contributor to the benchmark’s total return and therefore the Fund’s 5.5 percent underweight to technology, which comprises 43.2 percent of the benchmark index, detracted from Fund performance. Conversely, the largest detractor to the benchmark’s performance was its 9.1 percent weight to producer durables, which the Fund had no exposure to over the period as the Sub-Adviser did not identify any opportunities within the sector. The Fund’s high concentration of holdings, approximately 10 stocks comprising 60 percent of the market value of the Fund’s portfolio, generated materially different performance within each of the sectors as compared to the benchmark index. The Fund’s largest outperformance occurred within the technology sector, where it outperformed the benchmark index return in the same sector by 9.4 percent. In contrast, the Fund’s greatest underperformance occurred within the producer durables sector, where it underperformed the benchmark by 3.9 percent.

Holdings Insights

Within the technology sector, much of the Fund’s outperformance over the fiscal period was attributed to strong performers such as Nvidia Corp. (NVDA) (holding weight*: 8.31 percent), a designer of graphics processing units and application programming interfaces. NVDA returned 105.7 percent over the fiscal period, as it benefited from the signing of a 10-year agreement with Microsoft’s Activision Blizzard and favorable market sentiment around artificial intelligence-oriented companies. Fund performance was also supported by solid absolute performers such as Microsoft Corp. (MSFT) (holding weight*: 8.22 percent), the multinational technology company, that returned 33.1 percent for the six-month period. Conversely, Qualcomm Inc. (QCOM) (holding weight**: 2.98 percent), a designer and licensor of wireless communication technologies, was the poorest performer among the Fund’s technology names. The Sub-Advisers’ decision to completely liquidate the Fund’s holdings in QCOM in late February, due to slower smartphone market growth, proved to be beneficial as it returned 5.6 percent versus the benchmark’s decline of 5.2 percent for the fiscal period.

The healthcare sector was the second largest contributor to the Fund’s total return over the fiscal period with attribution from names such as Align Technology, Inc. (ALGN) (holding weight*: 1.98 percent), a company engaged in the design, manufacture and marketing of Invisalign clear aligners for the treatment of malocclusions, or the misalignment of teeth, by orthodontists and general dental practitioners. The Sub-Adviser points to ALGN’s 67.4 percent gain as a result of delayed market demand for the Invisalign clear aligner product. The greatest healthcare detractor to relative and absolute Fund performance was, Dexcom Inc. (DXCM) (holding weight*: 3.56 percent), a company that develops, manufactures, produces, and distributes continuous glucose monitoring systems for diabetes management, as it returned 0.5 percent for the fiscal period. DXCM’s poor performance was due to lowered revenue guidance and investor skepticism of expanded Medicare coverage for its G7 device.

Despite being the largest sector overweight in the Fund, the financial services sector, had only four holdings represented. All holdings were affiliated with payment processing, including Mastercard, Inc. (MA) (holding weight*: 7.17 percent) and Visa Inc. (V) (holding weight*: 4.42 percent), two global payment-processors, primarily between banks, merchants, and card-carrying customers of those merchants, representing approximately 82.7 percent of the Fund’s exposure in the sector. In the fiscal period, MA and V increased 16.6 percent and 12.8 percent, respectively. The other two holdings were Block Inc. (SQ) (holding weight*: 1.21 percent), known for its payments platform aimed at small and medium businesses that allows them to accept credit card payments via smartphones and tablet computers, and PayPal Holdings Inc. (PYPL) (holding weight*: 1.22 percent), an online payments system facilitating money transfers. Over the same six-month period SQ and PYPL increased 1.2 percent and decreased 9.1 percent, respectively.

Sub-Adviser Outlook

The Sub-Adviser seeks to hold what it believes to be the strongest growth stocks, primarily focusing on free-cash-flow and fundamental factors that traditionally support long-term growth. Therefore, the Fund holds an array of stocks ranging from cloud-based technologies to brick-and-mortar retailers. The Sub-Adviser is optimistic that remaining concentrated in the Fund’s number of holdings may prove to be more impactful to the Fund’s outperformance relative to its benchmark index over the long term than the impact of sector weightings.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2023.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Focused Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	20.80%	5.44%	11.56%	12.71%
Class A with Load 5.75%	13.72%	(0.86)%	9.98%	12.42%
Class A without load	20.66%	5.17%	11.29%	11.75%
Class C	20.18%	4.35%	10.46%	11.59%
Russell 1000 Growth Index (a)	11.51%	2.34%	13.80%	15.22%
Morningstar Large Cap Growth Category (b)	9.55%	(0.22)%	9.80%	11.61%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.01% for Class N, 2.01% for Class C and 1.26% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Technology	54.4%
Collateral for Securities Loaned	12.5%
Consumer Discretionary	15.6%
Health Care	12.5%
Short-Term Investment	0.9%
Communications	2.0%
Financials	2.1%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.0%
	ASSET MANAGEMENT - 2.4%
47,746	Blackstone, Inc.(a)	$4,265,150

	E-COMMERCE DISCRETIONARY - 8.3%
96,292	Amazon.com, Inc.(b)	10,153,991
3,795	MercadoLibre, Inc.(b)	4,848,075
		15,002,066
	INTERNET MEDIA & SERVICES - 2.3%
12,635	Netflix, Inc.(b)	4,168,666

	LEISURE FACILITIES & SERVICES - 3.8%
3,281	Chipotle Mexican Grill, Inc.(b)	6,783,861

	MEDICAL EQUIPMENT & DEVICES - 14.3%
10,950	Align Technology, Inc.(b)	3,562,035
52,728	DexCom, Inc.(b)	6,398,016
45,991	Edwards Lifesciences Corporation(b)	4,046,288
15,593	Insulet Corporation(a),(b)	4,959,198
22,393	Intuitive Surgical, Inc.(b)	6,745,219
		25,710,756
	RETAIL - DISCRETIONARY - 5.8%
13,310	Lululemon Athletica, Inc.(b)	5,056,868
22,307	Tractor Supply Company(a)	5,317,989
		10,374,857
	SEMICONDUCTORS - 14.8%
42,453	Advanced Micro Devices, Inc.(b)	3,794,025
9,129	ASML Holding N.V. - ADR	5,813,895
54,924	Marvell Technology, Inc.	2,168,400
53,863	NVIDIA Corporation	14,946,443
		26,722,763
	SOFTWARE - 27.7%
15,356	Adobe, Inc.(b)	5,797,811
6,155	Intuit, Inc.	2,732,512
48,138	Microsoft Corporation	14,790,881
10,689	Palo Alto Networks, Inc.(b)	1,950,315

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.0% (Continued)
	SOFTWARE - 27.7% (Continued)
32,985	Salesforce, Inc.(b)	$6,543,234
23,166	ServiceNow, Inc.(b)	10,642,924
11,000	Snowflake, Inc.(a),(b)	1,628,880
30,807	Veeva Systems, Inc., Class A(b)	5,516,918
		49,603,475
	TECHNOLOGY HARDWARE - 5.6%
59,210	Apple, Inc.	10,046,753

	TECHNOLOGY SERVICES - 14.0%
35,798	Block, Inc., Class A(b)	2,176,160
33,948	Mastercard, Inc., Class A	12,901,259
28,934	PayPal Holdings, Inc.(b)	2,198,984
34,160	Visa, Inc., Class A(a)	7,950,058
		25,226,461

	TOTAL COMMON STOCKS (Cost $97,848,361)	177,904,808

	SHORT-TERM INVESTMENTS — 15.4%
	COLLATERAL FOR SECURITIES LOANED - 14.3%
25,751,011	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $25,751,011)(c) (d)	25,751,011

	MONEY MARKET FUND - 1.1%
1,942,417	STIT - Treasury Obligations Portfolio, 4.65% (Cost $1,942,417)(c)	1,942,417

	TOTAL SHORT-TERM INVESTMENTS (Cost $27,693,428)	27,693,428

	TOTAL INVESTMENTS - 114.4% (Cost $125,541,789)	$205,598,236
	LIABILITIES IN EXCESS OF OTHER ASSETS - (14.4)%	(25,911,409)
	NET ASSETS - 100.0%	$179,686,827

ADR	- American Depositary Receipt

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $24,465,317 at April 30, 2023.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

Small cap growth stocks, as measured by the Russell 2000 Growth Index, fell 0.5 percent over the first half of the fiscal year ended April 30, 2023. Small cap value stocks, as measured by the Russell 2000 Value Index, fell 7.0 percent over the same time period and underperformed small cap growth stocks by 6.5 percent. In recent months, growth stocks have outperformed value names despite concerns about the U.S. banking industry, softer U.S. corporate earnings, the severity of a potential U.S. recession, continued interest rate hikes by the Federal Reserve to potentially stem inflation, and lack of resolution to the Russia/Ukraine war. Much of the performance for the period coincided with U.S. corporate earnings not being as weak as expected, perception of short-term oversold market conditions, and optimism that the Federal Reserve may be near the end of its tightening schedule. When looking at the trailing six-month period, large cap stocks, as measured by the Russell 1000 Index, rose 11.5 percent, while small cap stocks, as measured by the Russell 2000 Index, declined 3.6 percent. Large cap stocks have benefited from the volatility throughout the fiscal period as investors flocked into quality large cap names to mitigate risk in the current market environment. Small cap growth stocks have been out of favor throughout the first half of the fiscal year lowering valuations across the asset class. The Sub- Adviser believes that this may provide an opportunity for prudent investors to move back into stocks with compelling products and services that have been oversold in the broad market.

Allocation Review

Sector allocation within the Fund is predominantly a result of the Sub-Adviser’s bottom-up stock selection method. Excluding sectors with weightings of less than 4.0 percent in the benchmark index (consumer staples and utilities), the consumer discretionary, materials and processing, producer durables, and healthcare sectors all positively contributed to benchmark performance. The sectors that detracted from benchmark performance over the fiscal period included technology, financial services, and energy. The dispersion of returns among these sectors was not as wide as in previous fiscal periods, as the difference between the best performing sector and the worst performing sector was approximately 12.0 percent. The largest sector in the benchmark, healthcare, outperformed the benchmark index by 3.3 percent. Therefore, the Fund’s 1.0 percent healthcare underweight, which healthcare comprises 19.1 percent of the benchmark index, detracted from Fund performance. Regarding allocation attribution, the largest contributor to the benchmark’s performance was the consumer discretionary sector with a weight of 10.4 percent. Conversely, the largest detractor to the benchmark’s performance was the energy sector with a weight of 7.1 percent. The Fund’s greatest outperformance occurred within the materials and processing sector, where it outperformed the benchmark by 31.3 percent. In contrast, the Fund’s poorest performance was in the technology sector, where the Fund beat the benchmark by 2.4 percent.

Holdings Insights

Contributors to Fund performance over the fiscal quarter came from many sectors within the Fund. The greatest contributor was in the consumer discretionary sector, Inter Parfums, Inc. (IPAR) (holding weight*: 0.92 percent), a company that manufactures, markets, and distributes a range of fragrance and fragrance-related products. IPAR rose 89.5 percent over the period as the company reported record net sales for the calendar quarter ended and raised forward guidance expectations. The largest contributor in the healthcare sector, RadNet, Inc. (RDNT) (holding weight*: 1.44 percent), a company that operates outpatient diagnostic imaging centers, increased 44.7 percent. Over the fiscal period, investor sentiment was boosted by RDNT’s ongoing implementation of artificial intelligence to aid medical professionals with outpatient imaging services. Within the producer durables sector exists the largest holding in the Fund for the fiscal quarter, Maximus, Inc. (MMS) (holding weight*: 1.89 percent), an operator of government health and human services programs and provider of technology solutions to governments. MMS increased 36.7 percent during the period despite a mixed earnings report due to an operating loss in the outside the U.S. segment and lower-than-expected U.S. Federal Services segment profitability.

In contrast, detractors to Fund performance over the fiscal quarter came from all sectors within the Fund. In the technology sector, Wolfspeed, Inc. (WOLF) (holding weight*: 0.75 percent), a developer and manufacturer of wide-bandgap semiconductors, dropped 41.0 percent for the period after missing earnings forecasts and lowering forward expectations citing delays at the Mohawk Valley production facility. In the producer durables sector, Lindsay Corporation (LNN) (holding weight*: 0.62 percent), a Nebraska based manufacturer of Zimmatic brand center pivot irrigation systems, farm and construction machinery, as well as road and railroad infrastructure equipment, missed irrigation revenue estimates and declined 28.4 percent for the fiscal period. In the financial services sector, Signature Bank (SBNY) (holding weights**: 1.00 percent), a full-service commercial and specialty finance bank, declined 27.3 percent over the period as the Sub-Adviser prudently exited most of Fund’s position in the company. SBNY ’s mismanagement, lack of corporate governance, and failure to listen to and respond quickly to the FDIC’s recommendations drove a high influx of depositors to make massive withdrawals and forced the bank into receivership. In the energy sector, Bloom Energy Corporation (BE) (holding weight*: 0.45 percent), a manufacturer and marketer of solid oxide fuel cells that produce electricity on-site, missed earnings estimates and fell 11.0 percent by the end of the fiscal quarter.

Sub-Adviser Outlook

The Sub-Adviser believes volatility may persist in the near term, as uncertainty surrounding the supply chain, rising input costs, and high inflation keep investors on edge. Additionally, developments out of the White House regarding various economic initiatives and fiscal policy, coupled with the Federal Reserve’s handling of the numerous challenges that remain in today’s economic environment, are worth monitoring. As always, the Sub-Adviser will continue to seek those companies and industries with what it believes are the most attractive growth prospects, while remaining vigilant on valuations.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Small Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	5.84%	2.03%	8.05%	11.02%
Class A with Load 5.75%	(0.42)%	(4.09)%	6.50%	10.09%
Class A without load	5.68%	1.78%	7.77%	10.74%
Class C	5.26%	1.08%	6.99%	9.92%
Russell 2000 Growth Index (a)	(0.29)%	0.72%	4.00%	8.44%
Morningstar Small Cap Growth Category (b)	0.16%	(3.51)%	5.86%	10.32%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.17% for Class N, 2.17% for Class C and 1.42% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

(a)	The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Technology	23.1%
Health Care	18.5%
Collateral For Securities Loaned	17.2%
Industrials	12.9%
Consumer Discretionary	8.8%
Consumer Staples	6.8%
Financials	3.5%
Communications	3.2%
Energy	3.1%
Short-Term Investment	2.9%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 96.9%
	ADVERTISING & MARKETING - 1.3%
13,722	Trade Desk, Inc. (The), Class A(a),(b)	$882,873

	AEROSPACE & DEFENSE - 1.8%
17,048	Hexcel Corporation(b)	1,228,820

	APPAREL & TEXTILE PRODUCTS - 1.0%
2,004	Crocs, Inc.(a)	247,835
12,548	On Holding A.G.(a)	407,182
		655,017
	BANKING - 1.0%
30,040	Seacoast Banking Corp of Florida	666,588

	BEVERAGES - 0.7%
21,844	Vita Coco Company, Inc. (The)(a)	472,923

	BIOTECH & PHARMA - 9.1%
11,725	Akero Therapeutics, Inc.(a)	524,577
37,553	Alector, Inc.(a)	247,850
6,780	Apellis Pharmaceuticals, Inc.(a)	565,655
8,115	Halozyme Therapeutics, Inc.(a)	260,735
6,048	Immunocore Holdings plc - ADR(a),(b)	351,086
12,589	Intra-Cellular Therapies, Inc.(a)	782,406
20,194	IVERIC bio, Inc.(a)	664,181
27,988	Maravai LifeSciences Holdings, Inc.(a),(b)	385,955
77,396	Point Biopharma Global, Inc.(a)	599,045
57,656	Roivant Sciences Ltd.(a),(b)	492,959
21,538	TG Therapeutics, Inc.(a)	534,789
18,364	Vaxcyte, Inc.(a),(b)	786,529
		6,195,767
	COMMERCIAL SUPPORT SERVICES - 1.9%
4,508	AMN Healthcare Services, Inc.(a)	389,266
5,129	FTI Consulting, Inc.(a)	925,784
		1,315,050

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 96.9% (Continued)
	E-COMMERCE DISCRETIONARY - 0.9%
22,735	Global-e Online Ltd.(a)	$633,852

	ELECTRICAL EQUIPMENT - 3.2%
18,586	Bloom Energy Corporation, Class A(a),(b)	309,457
16,625	BWX Technologies, Inc.	1,073,642
14,592	Itron, Inc.(a)	779,213
		2,162,312
	ENGINEERING & CONSTRUCTION - 4.0%
7,745	Exponent, Inc.	712,927
4,141	Installed Building Products, Inc.	514,602
8,177	MasTec, Inc.(a)	726,199
16,239	WillScot Mobile Mini Holdings Corporation(a)	737,251
		2,690,979
	ENTERTAINMENT CONTENT - 1.1%
34,756	IMAX Corporation(a)	728,138

	FOOD - 1.3%
57,413	Krispy Kreme, Inc.(b)	883,012

	HEALTH CARE FACILITIES & SERVICES - 7.1%
9,013	Amedisys, Inc.(a)	723,744
29,843	Option Care Health, Inc.(a)	959,452
12,088	Progyny, Inc.(a)	401,805
35,549	RadNet, Inc.(a)	983,285
34,891	SI-BONE, Inc.(a)	771,091
25,229	Surgery Partners, Inc.(a),(b)	1,000,583
		4,839,960
	HOME CONSTRUCTION - 0.9%
22,764	AZEK Company, Inc. (The)(a)	617,815

	HOUSEHOLD PRODUCTS - 3.2%
74,840	Coty, Inc., Class A(a)	888,350
6,638	elf Beauty, Inc.(a)	615,741

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 96.9% (Continued)
	HOUSEHOLD PRODUCTS - 3.2% (Continued)
4,135	Inter Parfums, Inc.	$627,652
		2,131,743
	INDUSTRIAL SUPPORT SERVICES - 2.0%
4,940	Applied Industrial Technologies, Inc.	670,160
4,645	SiteOne Landscape Supply, Inc.(a),(b)	686,253
		1,356,413
	INSTITUTIONAL FINANCIAL SERVICES - 3.2%
5,758	Evercore, Inc., Class A	656,815
8,770	Houlihan Lokey, Inc.(b)	801,402
10,455	Tradeweb Markets, Inc., Class A	736,137
		2,194,354
	INTERNET MEDIA & SERVICES - 1.5%
83,047	Eventbrite, Inc., Class A(a)	603,752
18,695	Pinterest, Inc., Class A(a)	429,985
		1,033,737
	LEISURE FACILITIES & SERVICES - 5.6%
17,807	Dave & Buster’s Entertainment, Inc.(a),(b)	631,436
58,044	OneSpaWorld Holdings Ltd.(a)	696,528
4,663	Papa John’s International, Inc.	348,746
8,308	Planet Fitness, Inc., Class A(a),(b)	690,727
6,408	Texas Roadhouse, Inc.(b)	708,853
3,714	Wingstop, Inc.(b)	743,209
		3,819,499
	LEISURE PRODUCTS - 1.5%
2,543	Axon Enterprise, Inc.(a)	535,835
4,533	Fox Factory Holding Corporation(a),(b)	502,574
		1,038,409
	MACHINERY - 2.8%
24,011	Flowserve Corporation	801,728
3,502	Lindsay Corporation	422,831
5,383	MSA Safety, Inc.	698,444
		1,923,003
	MEDICAL EQUIPMENT & DEVICES - 6.2%
45,692	Adaptive Biotechnologies Corporation(a)	326,241

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 96.9% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 6.2% (Continued)
46,416	Alphatec Holdings, Inc.(a)	$670,247
16,292	BioLife Solutions, Inc.(a)	286,088
5,148	DexCom, Inc.(a)	624,658
5,920	Inari Medical, Inc.(a),(b)	393,206
2,014	Insulet Corporation(a),(b)	640,533
4,521	Repligen Corporation(a)	685,519
14,042	Silk Road Medical, Inc.(a),(b)	618,129
		4,244,621
	OIL & GAS PRODUCERS - 0.9%
4,030	Cheniere Energy, Inc.	616,590

	OIL & GAS SERVICES & EQUIPMENT - 1.0%
51,193	TechnipFMC plc(a)	700,832

	RENEWABLE ENERGY - 1.8%
27,336	Shoals Technologies Group, Inc., Class A(a)	571,049
2,280	SolarEdge Technologies, Inc.(a),(b)	651,237
		1,222,286
	RETAIL - CONSUMER STAPLES - 2.4%
4,093	Five Below, Inc.(a)	807,794
13,130	Ollie’s Bargain Outlet Holdings, Inc.(a),(b)	856,733
		1,664,527
	RETAIL - DISCRETIONARY - 1.7%
4,085	Floor & Decor Holdings, Inc., Class A(a),(b)	405,804
10,748	Freshpet, Inc.(a),(b)	741,289
		1,147,093
	SEMICONDUCTORS - 6.8%
10,219	Aehr Test Systems(a),(b)	252,920
8,306	Allegro MicroSystems, Inc.(a)	297,106
5,104	Axcelis Technologies, Inc.(a)	603,803
7,844	Lattice Semiconductor Corporation(a)	625,167
9,190	Onto Innovation, Inc.(a)	744,206
8,071	Power Integrations, Inc.(b)	587,407
3,955	Silicon Laboratories, Inc.(a),(b)	550,932

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 96.9% (Continued)
	SEMICONDUCTORS - 6.8% (Continued)
3,858	SiTime Corporation(a),(b)	$418,477
10,951	Wolfspeed, Inc.(a),(b)	509,769
		4,589,787
	SOFTWARE - 13.5%
7,772	Alteryx, Inc., Class A(a)	319,662
5,347	Appfolio, Inc., Class A(a)	746,548
6,690	BigCommerce Holdings, Inc.(a)	49,439
6,021	Blackline, Inc.(a)	335,430
18,725	Calix, Inc.(a)	855,733
5,305	Crowdstrike Holdings, Inc., Class A(a)	636,865
29,319	DoubleVerify Holdings, Inc.(a)	862,564
12,900	Doximity, Inc.(a),(b)	474,075
5,149	Duolingo, Inc.(a)	701,088
10,752	Dynatrace, Inc.(a)	454,595
11,458	Five9, Inc.(a)	742,937
20,101	Gitlab, Inc.(a),(b)	610,266
29,548	Privia Health Group, Inc.(a)	816,411
18,421	Smartsheet, Inc., Class A(a)	752,866
27,072	Sprinklr, Inc., Class A(a),(b)	323,781
22,063	Vertex, Inc., CLASS A(a)	455,601
		9,137,861
	TECHNOLOGY HARDWARE - 0.5%
3,724	Fabrinet(a)	353,594

	TECHNOLOGY SERVICES - 6.4%
1,246	ExlService Holdings, Inc.(a)	222,261
5,257	Globant S.A.(a)	824,666
15,403	MAXIMUS, Inc.(b)	1,288,461
1,504	MSCI, Inc.	725,605
6,084	Shift4 Payments, Inc.(a),(b)	412,313
9,738	WNS Holdings Ltd. - ADR(a)	878,076
		4,351,382

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 96.9% (Continued)
	WHOLESALE - CONSUMER STAPLES - 0.6%
14,297	Grocery Outlet Holding Corporation(a),(b)	$425,765

	TOTAL COMMON STOCKS (Cost $55,841,726)	65,924,602

	SHORT-TERM INVESTMENTS — 31.3%
	COLLATERAL FOR SECURITIES LOANED - 27.8%
18,870,462	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $18,870,462)(c) (d)	18,870,462

	MONEY MARKET FUND - 3.5%
2,400,870	Fidelity Government Portfolio, CLASS I, 4.73% (Cost $2,400,870)(c)	2,400,870

	TOTAL SHORT-TERM INVESTMENTS (Cost $21,271,332)	21,271,332

	TOTAL INVESTMENTS - 128.2% (Cost $77,113,058)	$87,195,934
	LIABILITIES IN EXCESS OF OTHER ASSETS - (28.2)%	(19,163,425)
	NET ASSETS - 100.0%	$68,032,509

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

PLC	- Public Limited Company

S/A	- Société Anonyme

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $18,560,332 at April 30, 2023.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

Over the first half of the fiscal year ended April 30, 2023, emerging markets stocks, as measured by the MSCI Emerging Markets Index, rose 16.2 percent. Emerging markets stocks underperformed international developed markets, as measured by the MSCI ACWI ex-U.S. index, as it increased 20.9 percent over the fiscal period. Volatility increased due to rising trade tensions between the U.S. and China, despite positive economic data indicating that inflation potentially peaked. China’s gross domestic product grew by 4.5 percent in the most recent calendar quarter, albeit shy of its 5.0 percent target, which marked the highest growth since the first calendar quarter of last year. The Caixin China General Composite Purchasing Managers Index (PMI), an economic indicator of the manufacturing and services sectors, declined to a three-month low in April from March’s nine-month high. It was the fourth straight period of growth in the private sector as services activity maintained momentum following the reversal of China’s strict COVID-zero measures. New orders advanced at the weakest rate for three months, albeit solidly overall, while new export business rose slightly. Similarly, Taiwan appeared to struggle on the back of waning global electronics demand; compounded by increasing tensions and weak trade with China. Taiwan’s manufacturing PMI declined to a three-month low, pointing to the eleventh consecutive decrease in the health of the sector, which represents roughly a third of Taiwan’s economy. More positively, India’s composite PMI jumped in April, pointing to the highest reading since July 2010 amid quicker expansions for goods producers and services providers. In South Korea, the Manufacturing PMI rose modestly in April, pointing to a softer deterioration in the sector’s health but remaining contractionary for the tenth-consecutive month. The manufacturing sector comprises, roughly a quarter of South Korea’s economy.

Allocation Review

Over the fiscal period, security selection and country specific overweight allocations generally detracted from Fund performance. Among stocks selected in the Fund’s positive overweight China allocation, consumer and financial related names weighed on Fund performance. Consumer stocks surrendered prior gains due to unrealized demand expectations following the COVID-zero policy reversal while financial stocks surged as lenders were able to cut deposit rates and progress on state-owned enterprise reform boosted sentiments. Meanwhile, consumer securities selected in the Fund’s overweight Philippines allocation also dragged on performance as companies in the region suffered intense cost pressures and higher borrowing rates. In addition, Fund performance was also negatively impacted by country specific overweight allocations in Indonesia and Chile, as Indonesia’s economy contracted in the first quarter of 2023 and Chile’s president announced efforts to nationalize Chile’s lithium industry. Positively, the Fund experienced beneficial performance from stocks selected in India and Greece, of which the Fund was overweight both countries. Fund performance was also supported by its underweight allocation to Saudi Arabia and its overweight allocation to Brazil. Throughout the first half of the fiscal year, the Sub-Adviser trimmed allocations to China and to a lesser extent Taiwan, added to cyclical semiconductors holdings in Korea, and increased exposure in Thailand.

Holdings Insights

Many of the strongest performing positions within the Fund over the period were attributed to exposure in China. Positions such as Alibaba Group Holding Ltd. (9988 HK) (holding weight*: 4.33 percent), a China-based provider of technology infrastructure and marketing platforms, Tencent Holdings Ltd. (700 HK) (holding weight*: 4.68 percent), a China-based provider of value-added services, online advertising, as well as FinTech and business services, and Shanghai Baosight Software Co., Ltd (600845 CH) (holding weight*: 2.65 percent), a China-based software solutions provider for iron and steel manufacturers, returned 33.5 percent, 76.4 percent, and 34.8 percent, respectively. On the other hand, the largest underperformers over the period quarter also came from exposure in China. The largest underperformer was Meituan (3690 HK) (holding weight*: 2.31 percent), a China-based e-commerce platform that connects consumers and businesses to provide services satisfying people’s daily eating needs, declined, 19.2 percent. In addition, positions such as Longi Green Energy Technology (601012 CH) (holding weight*: 0.87 percent), a China-based end-to-end solutions provider of solar energy projects, and Li Ning Company Ltd. (2331 HK) (holding weight*: 1.47 percent), a China-based brand developer, designer, manufacturer and seller of sport-related footwear, apparel, equipment and accessories, declined 23.3 percent and 9.4 percent, respectively.

The greatest contributor to Fund performance was Varun Beverages Ltd. (VBL IN) (holding weight*: 2.97 percent), an India-based beverage company, that returned 39.4 percent during the fiscal period. In addition, the Greek Organization of Football Prognostics SA (OPAP GA) (holding weight*: 1.68), a Greece-based company that conducts, manages, organizes and operates numerical lottery games as well as sports and other betting games also contributed to Fund performance as it rose 39.2 percent. The second largest underperformer Naspers Ltd. (NPN SJ) (holding weight*: 1.13 percent), a South African- based global internet group and technology investor, declined 7.3 percent. In efforts to reposition the portfolio, the Sub-Adviser sold the Fund’s position in Shenzhou International Group Holdings Ltd. (2313 HK) (holding weight**: 1.00 percent), a China-based manufacturer of knitwear products and acquired a position in SCB X PCL (SCB-R TB) (holding weight*: 1.07 percent), a Thailand-based financial company. The Sub-Adviser also liquidated the Fund’s position in CTBC Financial Holding Co. Ltd. (2891 TW) (holding weight**: 1.86 percent), a Taiwan-based financial company, to purchase a position in Yageo Corporation (2327 TW) (holding weight*: 0.97 percent), a Taiwan-based computer chip design and manufacturing company.

Sub-Adviser Outlook

The Sub-Adviser believes that the global economic downswing and equity market volatility will continue to extend into the immediate future but remains optimistic for a recovery by the end of 2023. Although the Sub-Adviser believes monetary authorities have overdone monetary policymaking, thus making a global recession likely, the Sub-Adviser believes that the worst has already passed and as inflation may return to pre-pandemic levels in 2023 or early 2024. The Sub-Adviser views excess money measures as negative but should turn mixed shortly, favoring quality growth stocks. Given this backdrop, the Sub-Adviser believes that security and country selection will be critical for the rest of 2023. The Sub-Adviser will continue to focus on what it considers to be high-quality stocks with stable returns on invested capital.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2022.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Emerging Markets Stock Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	14.74%	(7.39)%	(2.33)%	(0.17)%
Class A with Load 5.75%	7.99%	(12.95)%	(3.72)%	(1.00)%
Class A without load	14.60%	(7.66)%	(2.58)%	(0.41)%
Class C	14.20%	(8.31)%	(3.31)%	(1.17)%
MSCI Emerging Markets Index (net) (a)	16.36%	(6.51)%	(1.05)%	1.80%
Morningstar Diversified Emerging Markets Category (b)	16.16%	(3.51)%	(0.70)%	1.47%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.03% for Class N, 2.03% for Class C and 1.28% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors

(b)	The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Hong Kong	20.0%
India	15.4%
China	12.7%
Taiwan	12.0%
United States	11.8%
Korea	8.1%
Thailand	4.7%
Indonesia	3.2%
Great Britain	2.4%
Greece	2.3%
Others	7.4%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	CLOSED END FUNDS — 0.8%
	MIXED ALLOCATION - 0.8%
136,545	Vietnam Enterprise Investments Ltd.(a) TOTAL CLOSED END FUNDS (Cost $861,698)	$914,871

	COMMON STOCKS — 97.1%
	ASSET MANAGEMENT - 0.5%
238,080	East Money Information Company Ltd.	556,024

	AUTOMOTIVE - 0.6%
1,518	LG Energy Solution Ltd.(a)	662,083

	BANKING - 7.1%
167,748	Banco Bradesco S.A. - ADR(b)	469,694
2,100,500	Bank Central Asia Tbk P.T.	1,300,252
265,895	FirstRand Ltd.	936,989
11,900	HDFC Bank Ltd. - ADR	830,620
210,148	Itau Unibanco Holding S.A. - ADR	1,082,262
3,210	KB Financial Group, Inc.	119,230
1,620,700	Public Bank Bhd	1,416,102
152,825	Qatar National Bank QPSC	647,026
388,400	SCB X PCL	1,181,518
		7,983,693
	BEVERAGES - 4.1%
19,800	Heineken Malaysia Bhd	124,985
4,300	Kweichow Moutai Company Ltd.	1,096,990
184,836	Varun Beverages Ltd.	3,280,117
		4,502,092
	BIOTECH & PHARMA - 0.2%
226,000	CSPC Pharmaceutical Group Ltd.	229,751

	CHEMICALS - 2.5%
3,906	LG Chem Ltd.	2,171,308

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	CHEMICALS - 2.5% (Continued)
7,577	Sociedad Quimica y Minera de Chile S.A. - ADR	$511,296
		2,682,604

	CONSTRUCTION MATERIALS - 0.4%
596,000	China National Building Material Company Ltd., H Shares	447,181

	CONSUMER SERVICES - 1.0%
1,200,000	China Education Group Holdings Ltd.	1,068,389

	E-COMMERCE DISCRETIONARY - 7.4%
451,941	Alibaba Group Holding Ltd.(a),	4,778,613
50,046	JD.com, Inc.	893,205
149,040	Meituan(a),	2,547,139
		8,218,957
	ELECTRIC UTILITIES - 0.0%(d)
77,040	ACEN Corporation	8,388

	ELECTRICAL EQUIPMENT - 1.6%
207,024	NARI Technology Company Ltd.	784,250
74,442	Zhejiang Supcon Technology Company Ltd.	1,040,678
		1,824,928
	ENGINEERING & CONSTRUCTION - 2.5%
69,518	Larsen & Toubro Ltd.	2,018,039
25,748	Mytilineos S.A.	747,040
		2,765,079
	ENTERTAINMENT CONTENT - 2.2%
136,990	NetEase, Inc.	2,438,729

	FOOD - 0.7%
4,480,700	Monde Nissin Corporation	757,644

	HEALTH CARE FACILITIES & SERVICES - 3.2%
113,400	Hangzhou Tigermed Consulting Company Ltd.	944,636
452,096	Max Healthcare Institute Ltd.(a)	2,550,584
		3,495,220

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	HOME & OFFICE PRODUCTS - 0.8%
283,400	Haier Smart Home Company Ltd., H Shares	$923,758

	INSTITUTIONAL FINANCIAL SERVICES - 1.5%
39,400	Hong Kong Exchanges & Clearing Ltd.	1,635,751

	INSURANCE - 3.5%
194,600	AIA Group Ltd.	2,118,606
113,170	Prudential PLC	1,731,648
		3,850,254
	INTERNET MEDIA & SERVICES - 5.8%
6,993	Naspers Ltd., N Shares	1,246,454
116,400	Tencent Holdings Ltd.	5,169,990
		6,416,444
	LEISURE FACILITIES & SERVICES - 4.2%
182,930	Jollibee Foods Corporation	743,982
1,016,335	Lemon Tree Hotels Ltd.(a)	1,100,122
1,052,400	Minor International PCL(a)	974,820
108,538	OPAP S.A.	1,850,915
		4,669,839
	MACHINERY - 2.1%
127,500	Jiangsu Hengli Hydraulic Company Ltd.	1,137,468
485,326	Sany Heavy Industry Company Ltd., Class A	1,160,353
		2,297,821
	MEDICAL EQUIPMENT & DEVICES - 1.4%
35,200	Shenzhen Mindray Bio-Medical Electronics Company	1,591,129

	OIL & GAS PRODUCERS - 1.9%
376,189	Gazprom PJSC (c)	—
89,100	Petroleo Brasileiro S.A. - ADR	946,242
259,210	PTT Exploration & Production PCL	1,127,902
		2,074,144
	REAL ESTATE OWNERS & DEVELOPERS - 1.0%
667,729	Indiabulls Real Estate Ltd.(a)	597,721

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	REAL ESTATE OWNERS & DEVELOPERS - 1.0% (Continued)
230,490	Vinhomes JSC	$486,369
		1,084,090
	RENEWABLE ENERGY - 1.9%
34,920	Contemporary Amperex Technology Company Ltd.	1,171,049
189,450	LONGi Green Energy Technology Company Ltd., Class A	959,067
		2,130,116
	RETAIL - CONSUMER STAPLES - 2.9%
8,512	Magnit PJSC(a)(c)	—
156,000	President Chain Store Corporation	1,372,849
472,337	Wal-Mart de Mexico S.A.B. de C.V.	1,903,807
		3,276,656
	RETAIL - DISCRETIONARY - 2.1%
1,828,200	Home Product Center PCL	752,274
226,500	Li Ning Company Ltd.	1,619,827
		2,372,101
	SEMICONDUCTORS - 11.3%
9,000	eMemory Technology, Inc.	537,540
40,196	MediaTek, Inc.	873,064
28,406	SK Hynix, Inc.	1,912,655
478,608	Taiwan Semiconductor Manufacturing Company Ltd.	7,828,960
5,300	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	446,790
66,000	Yageo Corporation	1,068,758
		12,667,767
	SPECIALTY FINANCE - 3.5%
115,498	Housing Development Finance Corp Ltd.	3,940,188

	TECHNOLOGY HARDWARE - 9.8%
112,099	Accton Technology Corporation	1,093,893
202,000	E Ink Holdings, Inc.	1,257,114
25,000	Parade Technologies Ltd.	764,855
157,418	Samsung Electronics Company Ltd.	7,751,285
		10,867,147

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 97.1% (Continued)
	TECHNOLOGY SERVICES - 2.6%
374,328	Shanghai Baosight Software Company Ltd.	$2,926,936

	TELECOMMUNICATIONS - 3.3%
148,450	Bharti Airtel Ltd.	1,455,059
7,762,700	Telekomunikasi Indonesia Persero Tbk P.T.	2,249,070
		3,704,129
	TRANSPORTATION & LOGISTICS - 2.8%
185,172	Container Corp Of India Ltd.	1,390,152
185,376	Spring Airlines Company Ltd.(a)	1,675,446
		3,065,598
	WHOLESALE - CONSUMER STAPLES - 0.7%
407,136	Devyani International Ltd.(a)	807,677

	TOTAL COMMON STOCKS (Cost $106,414,564)	107,942,307

	PREFERRED STOCKS — 0.5%
	TECHNOLOGY HARDWARE — 0.5%
12,575	Samsung Electronics Company Ltd. TOTAL PREFERRED STOCKS (Cost $664,237)	526,082

		Expiration Date	Exercise Price
	WARRANT — 0.0%(d)
	LEISURE FACILITIES & SERVICES - 0.0% (d)
26,977	Minor International PCL (Thailand)	07/31/2023	$21.60	7,519
42,772	Minor International PCL (Thailand)	05/08/2023	28.00	2,856
38,762	Minor International PCL (Thailand)	02/16/2024	31.00	3,511
	TOTAL WARRANT (Cost $5,303)			13,886

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 1.8%
	COLLATERAL FOR SECURITIES LOANED - 1.0%
1,171,930	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $1,171,930)(e),(f)	$1,171,930

	MONEY MARKET FUNDS - 0.8%
840,779	First American Government Obligations Fund, Class X, 4.73% (Cost $840,779)(e)	840,779

	TOTAL SHORT-TERM INVESTMENTS (Cost $2,012,709)	2,012,709

	TOTAL INVESTMENTS - 100.2% (Cost $109,958,511)	$111,409,855
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(212,954)
	NET ASSETS - 100.0%	$111,196,901

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

PT	- Perseroan Terbatas

S/A	- Societe Anonyme

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,107,684 at April 30, 2023.

(c)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(d)	Percentage rounds to less than 0.1%.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(f)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), gained 20.7 percent during the semi-annual period ended April 30, 2023. Across sectors, gains were led by consumer discretionary, communication services, and industrials. Conversely, energy, health care, and utilities were the most significant underperforming sectors. The best performing developed market countries as measured by the Index in local terms during the semi-annual period were Hong Kong, up 32.1 percent, and Denmark, up 25.8 percent. The worst performing developed market countries were Israel, down -6.4 percent, and Finland, down -0.2 percent. The best performing emerging market countries during the period as measured by the Index were Egypt, up 63.22 percent, and China, up 34.4 percent. The worst performing emerging market countries were Qatar, down -16.1 percent, and Brazil, down -10.0 percent.

Allocation Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing the most to returns relative to the Index during the semi-annual period were: China, mainly due to the Fund’s overweight positioning to energy and financials, and positive selection and overweight positioning within Chinese industrials; and India, primarily due to underweight positioning to financials and information technology. Countries contributing the most to underperformance relative to the Index included: the UK, primarily due to the Fund’s overweight positioning to the UK energy basket and underweights to the UK financials basket; and Switzerland, primarily due to both overweights and negative selection within the Swiss health care basket.

Sectors contributing the most to returns relative to the Index during the semi-annual period included: Industrials, primarily due to both positive selection and overweight positioning to the Chinese industrials and Turkish industrials baskets; and financials, mainly due to overweights to Chinese financials, as noted above, and underweight positioning to Canadian financials. Sectors contributing the most to underperformance relative to the Index included: health care, primarily due to overweights and negative selection within Swiss health care, as noted above; and IT largely due to underweight positioning and negative selection within Taiwanese IT, as well as both overweight positioning and negative stock selection within Japanese IT.

Holdings Insights

Stocks contributing the most to returns relative to the Index during the fiscal quarter included: Petrochina Co. LTD (BP3R206) (holding weight*: 1.88 percent), a Chinese energy company; China Petroleum & Chemical (BP3R240) (holding weight*: 0.76 percent), a Chinese energy company; and TangShan Port Group Co. LTD (BP3R9F0) (holding weight*: 1.07 percent), a Chinese industrials company. Petrochina Co. LTD, China Petroleum & Chemical, and TangShan Port Group Co. LTD increased 74.1 percent, 74.2 percent, and 66.3 percent respectively during the most recent fiscal quarter. Stocks contributing the most to underperformance relative to the Index included: NN Group N.V. (NN NA) (holding weight*: 0.66 percent), a Dutch financial services company, Roche Holdings AG-Genusschein (ROG SW) (holding weight*: 3.48 percent), a Swiss health care company, and Tencent Holdings Ltd. (700 HK) (not held), a Chinese communication services company. NN NA and ROG SW declined 12.1 percent and 2.0 percent, respectively during the six-month period. 700 HK surged 76.4 percent during the same period, but was not held in the Fund, so it detracted from the Fund’s performance relative to the benchmark index.

Sub-Adviser Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performed quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2023.

Dunham International Stock Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	20.11%	8.39%	4.31%	5.38%
Class A with Load 5.75%	13.02%	1.91%	2.82%	4.49%
Class A without load	19.93%	8.11%	4.04%	5.11%
Class C	19.44%	7.28%	3.27%	4.33%
MSCI All Country World ex US Index (net) (a)	20.65%	3.05%	2.50%	3.97%
Morningstar Foreign Large Cap Blend Category (b)	21.97%	6.40%	2.77%	4.14%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.54% for Class N, 2.54% for Class C and 1.79% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
United States	26.1%
Japan	14.6%
China	10.2%
Germany	8.2%
Netherlands	6.4%
Hong Kong	6.0%
Turkey	5.5%
Korea	4.3%
Switzerland	4.0%
Other Countries	14.7%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.6%
	AUTOMOTIVE - 7.2%
5,000	Aisin Corporation	$146,762
23,857	Bayerische Motoren Werke A.G.	2,674,066
10,835	Continental A.G.	760,281
9,100	Honda Motor Company Ltd.	241,367
4,244	Hyundai Mobis Company Ltd.	691,686
753	Hyundai Motor Company	111,623
1,761	Kia Motors Corporation	111,612
17,169	Mercedes-Benz Group A.G.	1,338,977
77,900	Nissan Motor Company Ltd.	284,066
99,253	Stellantis N.V.	1,646,225
26,400	Subaru Corporation	430,909
37,700	Sumitomo Electric Industries Ltd.	481,151
6,600	Suzuki Motor Corporation	230,139
		9,148,864
	BANKING - 11.9%
167,000	Agricultural Bank of China Ltd., H Shares	64,567
1,559,658	Akbank T.A.S.	1,289,490
30,481	Banco Bilbao Vizcaya Argentaria S.A.	223,157
85,730	Banco Santander S.A.	301,184
7,597	Bancolombia S.A. (a)(b)	—
43,009	Bank Leumi Le-Israel BM	340,924
279,200	Bank of Beijing Company Ltd., Class A	191,633
14,968	Bank of China Ltd. - ADR	148,782
3,575,000	Bank of China Ltd., H Shares	1,427,694
503,500	Bank of Communications Company Ltd.	405,979
1,150,000	Bank of Communications Company Ltd., H Shares	742,779
6,913	Barclays plc - ADR	55,788
31,712	BNK Financial Group, Inc.	157,880
5,821	BNP Paribas S.A.	376,124
1,240,000	China Construction Bank Corporation, H Shares	828,965
350,500	China Minsheng Banking Corp Ltd., H Shares	128,753
272,000	Chongqing Rural Commercial Bank Company Ltd., H Shares	105,135
27,662	Commercial International Bank Egypt S.A.E	33,471

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	BANKING - 11.9% (Continued)
1,861	Erste Group Bank A.G.	$67,666
694,354	Haci Omer Sabanci Holding A/S	1,364,883
10,225	Hana Financial Group, Inc.	321,542
69,333	Industrial & Commercial Bank of China Ltd. - ADR	740,476
1,449,000	Industrial & Commercial Bank of China Ltd., H Shares	779,561
26,400	Industrial Bank Company Ltd.	65,905
12,641	KB Financial Group, Inc.	469,530
357,800	Mebuki Financial Group, Inc.	916,587
121,567	Quinenco S.A.	499,219
775,890	Sberbank of Russia PJSC(a)(b)	—
2,831	Shinhan Financial Group Company Ltd.	74,171
36,156	Skandinaviska Enskilda Banken A.B.	411,044
6,000	Swedbank A.B., A Shares	104,239
529,219	Turkiye Garanti Bankasi A/S	746,148
119,320	Turkiye Is Bankasi A/S	66,509
21,414	UniCredit SpA	424,340
1,284,860,000	VTB Bank PJSC(a)(b)	—
2,410,939	Yapi ve Kredi Bankasi A/S	1,176,255
		15,050,380
	BEVERAGES - 0.1%
1,857	Anheuser-Busch InBev S.A./NV - ADR(c)	120,649

	BIOTECH & PHARMA - 6.1%
12,451	Bayer A.G.	821,741
58,236	GSK plc - ADR(c)	2,098,243
8,740	Orion OYJ, Class B	410,555
2,500	Otsuka Holdings Company Ltd.	85,054
14,093	Roche Holding A.G.	4,413,382
		7,828,975
	CHEMICALS - 2.1%
16,656	Evonik Industries A.G.	363,551
8,100	Kaneka Corporation	215,496
79,416	Lianhe Chemical Technology Company Ltd.	138,158
3,200	Nitto Denko Corporation	206,880

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	CHEMICALS - 2.1% (Continued)
10,128	PhosAgro PJSC(a)(b)	$—
34,000	Shin-Etsu Chemical Company Ltd.	970,247
72,200	Toray Industries, Inc.	409,191
21,489	Yara International ASA - ADR	432,724
		2,736,247
	COMMERCIAL SUPPORT SERVICES - 0.6%
12,994	Randstad N.V.	706,057

	CONSTRUCTION MATERIALS - 0.0%(d)
1,100	AGC, Inc.	41,014
0	Turkiye Sise ve Cam Fabrikalari A/S	1
		41,015
	DIVERSIFIED INDUSTRIALS - 0.9%
13,515	Alfa Laval A.B.	495,735
18,900	Mitsubishi Heavy Industries Ltd.	716,714
		1,212,449
	ELECTRIC UTILITIES - 0.5%
1,200	Chubu Electric Power Company, Inc.	13,383
19,994	Engie S.A.(c)	319,998
52,622	Origin Energy Ltd.	291,756
		625,137
	ELECTRICAL EQUIPMENT - 0.5%
6,400	ABB Ltd. - ADR	230,976
7,240	ABB Ltd.	261,191
7,654	Hexagon A.B.	87,619
7,600	Mitsubishi Electric Corporation	94,234
		674,020
	ENGINEERING & CONSTRUCTION - 1.7%
1,198,200	China State Construction Engineering Corp Ltd.	1,140,602
1	Enka Insaat ve Sanayi A/S	1
1,666,800	Metallurgical Corp of China Ltd., Class A	1,082,273
		2,222,876

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	ENTERTAINMENT CONTENT - 0.4%
21,900	Bandai Namco Holdings, Inc.	$497,482

	FOOD - 0.3%
741,000	WH Group Ltd.	412,540

	HOME & OFFICE PRODUCTS - 0.0%(d)
1	Arcelik A/S	5

	INDUSTRIAL INTERMEDIATE PROD - 0.0%(d)
1,134	China International Marine Containers Group	1,151

	INDUSTRIAL SUPPORT SERVICES - 0.2%
13,200	Sumitomo Corporation	236,589

	INSTITUTIONAL FINANCIAL SERVICES - 1.5%
3,396	Deutsche Boerse A.G.	647,663
88,400	Haitong Securities Company Ltd.	58,715
329,400	Nomura Holdings, Inc.	1,180,902
		1,887,280
	INSURANCE - 7.1%
231,585	China Life Insurance Company Ltd., H Shares	444,907
6,500	Dai-ichi Life Holdings, Inc.	120,909
7,097	Hyundai Marine & Fire Insurance Company Ltd.	199,529
74,000	Japan Post Holdings Company Ltd.	609,180
28,900	MS&AD Insurance Group Holdings, Inc.	948,593
4,367	Muenchener Rueckversicherungs-Gesellschaft A.G. in	1,641,281
22,464	NN Group N.V.	837,712
1,133,100	People’s Insurance Company Group of China Ltd.	1,021,280
2,312,000	People’s Insurance Company Group of China Ltd., H Shares	909,302
3,712	Samsung Fire & Marine Insurance Company Ltd.	624,913
28,200	Sompo Holdings, Inc.	1,176,809
5,130	Swiss Re A.G.	516,646
		9,051,061

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	LEISURE FACILITIES & SERVICES - 0.2%
20,500	Fosun International Ltd.	$14,377
3,940	Restaurant Brands International, Inc.	276,312
		290,689
	MACHINERY - 1.8%
1,374	Accelleron Industries A.G.(b)	33,892
4,000	Keyence Corporation	1,803,878
29,300	Yokogawa Electric Corporation	475,869
		2,313,639
	MEDICAL EQUIPMENT & DEVICES - 0.7%
2,390	Alcon, Inc.	173,227
2,800	Hoya Corporation	293,602
6,700	Shimadzu Corporation	209,561
13,130	Smith & Nephew plc	216,252
		892,642
	METALS & MINING - 3.0%
67,500	China Shenhua Energy Company Ltd.	284,469
5,500	China Shenhua Energy Company Ltd., H Shares	18,268
3,785	MMC Norilsk Nickel PJSC(a)(b)	—
7,491	Norsk Hydro ASA	55,132
16,735	Rio Tinto Ltd.(c)	1,255,169
25,263	Rio Tinto plc - ADR(c)	1,616,579
1,994	Rio Tinto PLC(c)	126,765
151,000	Shanxi Coal International Energy Group Company	379,226
		3,735,608
	OIL & GAS PRODUCERS - 15.3%
1,615	Aker BP ASA	38,611
73,743	BP plc - ADR	2,970,369
105,666	BP PLC	708,924
991,900	China Petroleum & Chemical Corporation	964,844
1,294,000	China Petroleum & Chemical Corporation, H Shares	848,100
17,700	ENEOS Holdings, Inc.	62,970
25,103	Eni SpA - ADR(c)	760,119
13,665	Eni SpA	206,448
2,334	Equinor ASA - ADR	67,079

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	OIL & GAS PRODUCERS - 15.3% (Continued)
6,389	Equinor ASA	$183,962
247,390	Gazprom PJSC(a)(b)	—
87,530	Gazprom PJSC - ADR(a)(b)	—
30,300	Idemitsu Kosan Company Ltd.	645,198
37,200	Inpex Corporation	407,094
486,725	KOC Holding A/S	1,894,868
24,250	LUKOIL PJSC(a)(b)	—
22,511	Motor Oil Hellas Corinth Refineries S.A.	536,531
9,000	OMV A.G.	425,915
2,085,400	PetroChina Company Ltd.	2,387,778
1,184,100	PetroChina Company Ltd., H Shares	822,510
126,800	Petroleo Brasileiro S.A.	674,325
21,279	Petroleo Brasileiro S.A. - ADR	225,983
3,417	Petroleo Brasileiro S.A.-A - ADR	32,427
60,434	Polski Koncern Naftowy ORLEN S.A.	922,001
13,600	PTT Exploration & Production PCL	59,178
9,462	Repsol S.A.	138,998
117,940	Rosneft Oil Company PJSC(a)(b)	—
12,791	Shell plc - ADR	792,787
76,652	Shell plc	2,369,739
6,830	Tatneft PJSC(a)(b)	—
8,363	TotalEnergies S.E.	534,409
		19,681,167
	OIL & GAS SERVICES & EQUIPMENT - 1.0%
1,256,700	CNOOC Energy Technology & Services Ltd.	672,728
1,240,200	Sinopec Oilfield Service Corporation - A (b)	404,532
2,676,000	Sinopec Oilfield Service Corporation- H(b)	225,365
		1,302,625
	RETAIL - CONSUMER STAPLES - 1.5%
9,055	Carrefour S.A.	188,354
7,372	Dollarama, Inc.	456,696
47,593	Woolworths Group Ltd.	1,227,716
		1,872,766

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	RETAIL - DISCRETIONARY - 0.0%(d)
3,842	Hennes & Mauritz A.B., Class B	$56,316

	SEMICONDUCTORS - 6.7%
400	Advantest Corporation	31,174
17,000	ASE Technology Holding Company Ltd.	55,828
5,391	ASML Holding N.V.	3,421,285
1,400	ASML Holding N.V. - ADR(c)	891,604
49,000	MediaTek, Inc.	1,064,289
63,000	Novatek Microelectronics Corporation	860,343
3,541	SK Hynix, Inc.	238,425
55,000	Taiwan Semiconductor Manufacturing Company Ltd.	899,677
13,644	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	1,150,189
		8,612,814
	SOFTWARE - 0.9%
108	Constellation Software, Inc.	211,419
1,442	Open Text Corporation(c)	54,637
6,857	SAP S.E.	927,887
		1,193,943
	SPECIALTY FINANCE - 1.0%
49,600	ORIX Corporation	843,845
20,481	Samsung Card Company Ltd.	456,597
		1,300,442
	STEEL - 0.2%
8,790	ArcelorMittal S.A.	249,727
96,000	Maanshan Iron & Steel Company Ltd.	20,493
		270,220
	TECHNOLOGY HARDWARE - 2.3%
10,100	Brother Industries Ltd.	158,628
12,000	Canon, Inc.	285,817
103,000	Chicony Electronics Company Ltd.	325,082
5,400	FUJIFILM Holdings Corporation	281,456
2,200	Kyocera Corporation	115,476
84,000	Lenovo Group Ltd.	85,938
27,000	Micro-Star International Company Ltd.	128,192

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	TECHNOLOGY HARDWARE - 2.3% (Continued)
32,015	Nokia OYJ	$135,464
35,476	Nokia OYJ - ADR(c)	148,644
25,050	Samsung Electronics Company Ltd.	1,233,465
		2,898,162
	TECHNOLOGY SERVICES - 2.6%
11,851	Experian PLC	419,590
7,000	Fujitsu Ltd.	932,969
2,800	Nomura Research Institute Ltd.	70,449
27,000	NTT Data Corporation	366,756
13,825	RELX plc - ADR	457,746
7,689	Wolters Kluwer N.V.	1,018,769
		3,266,279
	TELECOMMUNICATIONS - 6.0%
2,583,200	China United Network Communications Ltd.	2,035,196
137,923	Deutsche Telekom A.G.	3,325,653
15,625	Proximus S.A.DP	133,200
42,446	Tele2 A.B., B Shares	450,952
154,974	Telefonica S.A.	703,939
57,706	Telenor ASA	720,129
91,244	Telia Company A.B.	253,991
		7,623,060
	TOBACCO & CANNABIS - 0.1%
2,681	British American Tobacco plc - ADR	99,331

	TRANSPORTATION & LOGISTICS - 6.1%
34	AP Moller - Maersk A/S - Series B	61,454
211	AP Moller - Maersk A/S - Series A	377,079
575,460	COSCO SHIPPING Holdings Company Ltd., Class A	927,584
2,888	Deutsche Post A.G.	138,915
56,800	Evergreen Marine Corp Taiwan Ltd.	299,664
20,000	Mitsui OSK Lines Ltd.	495,827
8,500	Nippon Express Holdings Company Ltd.	498,811
21,300	Nippon Yusen KK	503,524
2,374,600	TangShan Port Group Company Ltd.	1,358,117

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 91.6% (Continued)
	TRANSPORTATION & LOGISTICS - 6.1% (Continued)
417,526	Turk Hava Yollari AO(b)	$2,745,763
13,597	ZIM Integrated Shipping Services Ltd.(c)	232,101
		7,638,840
	WHOLESALE - CONSUMER STAPLES - 0.4%
38,800	Marubeni Corporation	550,712

	WHOLESALE - DISCRETIONARY - 0.7%
21,700	Toyota Tsusho Corporation	902,036

	TOTAL COMMON STOCKS (Cost $113,178,495)	116,954,068

	EXCHANGE-TRADED FUNDS — 0.9%
	EQUITY - 0.9%
13,599	Global X MSCI Argentina ETF	534,305
8,915	iShares MSCI EAFE ETF(c)	656,322
		1,190,627

	TOTAL EXCHANGE-TRADED FUNDS (Cost $944,508)	1,190,627

	PREFERRED STOCKS — 4.0%
	AUTOMOTIVE — 1.6%
5,604	Hyundai Motor Company	439,572
11,130	Volkswagen A.G.	1,519,838
		1,959,410
	INSTITUTIONAL FINANCIAL SERVICES — 0.2%
110,420	Mirae Asset Securities Company Ltd.	304,200

	INSURANCE — 0.4%
3,206	Samsung Fire & Marine Insurance Company Ltd.	400,578

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	OIL & GAS PRODUCERS — 1.2%
334,600	Petroleo Brasileiro S.A.	$1,586,243

	TECHNOLOGY HARDWARE — 0.6%
19,632	Samsung Electronics Company Ltd.	821,315

	TOTAL PREFERRED STOCKS (Cost $6,013,295)	5,071,746

	SHORT-TERM INVESTMENTS — 6.5%
	COLLATERAL FOR SECURITIES LOANED - 3.8%
4,908,591	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $4,908,591)(e)(f)	4,908,591

	MONEY MARKET FUNDS - 2.7%
3,415,517	Fidelity Government Portfolio, CLASS I, 4.73% (Cost $3,415,517)(e)	3,415,517

	TOTAL SHORT-TERM INVESTMENTS (Cost $8,324,108)	8,324,108

	TOTAL INVESTMENTS - 103.0% (Cost $128,460,406)	$131,540,549
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.0)%	(3,860,883)
	NET ASSETS - 100.0%	$127,679,666

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

OYJ	- Julkinen osakeyhtio

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

S/A	- Societe Anonyme

TAS	- Turkish Accounting Standards

(a)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 0.00% of net assets. The total value of these securities are $0.

(b)	Non-income producing security.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $4,804,499 at April 30, 2023.

(d)	Percentage rounds to less than 0.1%.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(f)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Vontobel Asset Management, Inc)

Asset Class Recap

Since the start of the fiscal year, markets have been strongly data-dependent - watching every central bank move closely and anticipating when a pivot may occur. Headline and core inflation data remained mixed, US and EU economic data took a turn for the worse, and central banks appeared once again as lender of last resort in response to already wobbly lenders caving under the pressure of rising rates. Recession risks linger on, but equity volatility appears to have subsided as investors considered more recent comments from the Federal Reserve Chairman Jerome Powell and the state of inflation and the economy. During the six -month period ended April 30, 2023, the Federal Reserve raised interest rates four times, totaling 150 basis points, and the latest statements from the Fed signaled that there may be a pause in future increases if inflation eases. Global equities, as measured by the MSCI All Country World Index (net), increased 12.7 percent during the first half of the fiscal year. US equities, as measured by the S&P 500 Index, increased 8.6 percent while foreign equities, as measured by the MSCI All Country World Index ex US (net), surged 20.7 percent. Bond markets, as measured by the Bloomberg Global Aggregate Bond Unhedged Index, increased 8.9 percent during the same time period. Broad commodities on the other hand, as measured by the S&P GSCI Commodity Dynamic Roll index, fell 8.3 percent. The dispersion in returns across these broad asset classes was significant during the six-month period, meaning that the penalty for an outsized allocation to the wrong asset class at the wrong time could result in a strategy landing in negative territory overall.

Allocation Review

During the fiscal period, the Fund’s Sub-Adviser was changed, effective February 1, 2023. The current Sub-Adviser utilizes a highly active allocation strategy, which involves large shifts in exposures across three broad asset classes: equities, bonds, and commodities. Since the current Sub- Adviser began managing the Fund, the allocation to equities ranged between 69 percent at the beginning of the period and 97 percent at the end of April. The main driver for the Sub-Adviser’s positioning in equities is the term spread that continually signaled slowing economic momentum which encourages expectations on central banks becoming more accommodative soon. In general, the banking issues and corresponding market volatility only briefly affected positioning for the equity basket. In fact, the Sub- Adviser was optimistic that these emerging cracks in the financial sector have made a central bank pivot, or pause at least, more likely, fueling its positive overall sentiment on stocks. This higher exposure to equities broadly benefitted the Fund, as stocks generally experienced a small rally over the most recent three-month period. The bond allocation generally ranged from a modest positive exposure, reaching 10 percent, to a meaningfully negative exposure of more than negative 20 percent. The lowest interest rate sensitivity level was reached in mid-March, then increased to a slightly positive level in mid- April before subsiding to near zero at the end of the fiscal quarter. One of the most prevalent drivers in the Sub-Adviser’s bond model during the second fiscal quarter was momentum which reacted to elevated volatility in bonds as rates kept repricing in response to markets oscillating between sticky inflation concerns and easing hopes. With flat and inverted yield curves, the carry has generally been unattractive. Similarly, mean reversion has not signaled higher bond exposures as a dovish central-bank pivot that could take rates back closer to their historical mean, is not yet imminent. Overall, bonds detracted from performance since the current Sub-Adviser took over, despite having a larger exposure to foreign bonds. Commodities were consistently close to a zero allocation during the entire period, as the asset class failed to reach attractive levels within the Sub-Adviser’s metrics. Many of these exposures were accessed via futures contracts and exchange-traded funds, each of which will be expanded upon in the Holdings Insights section below.

Holdings Insights

Within the equity allocation, Fund holdings related to the tech-heavy Nasdaq 100 Index generally experienced the strongest performance. For example, the Fund held the Invesco Nasdaq 100 ETF (QQQM) (holding weight*: 9.47 percent) and the CME E-Mini NASDAQ 100 Index Future 06/16/2023 (NQM3 IND) (holding notional weight*: 7.02 percent). Since the current Sub-Adviser began managing the Fund at the beginning of February, the Nasdaq 100 Index surged 9.7 percent, greatly outperforming the 2.7 percent return of the S&P 500 Index. The Fund had an even higher exposure to the S&P 500 Index through its holdings in the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 12.80 percent) and the CME E-Mini Standard & Poor’s 500 Index Future 06/16/2023 (ESM3 IND) (holding notional weight*: 3.51 percent). This higher exposure to the lower-performing S&P 500 Index resulted in the weighted average return from the Fund’s allocation to US equities to be strong, but not as high as the high- soaring Nasdaq 100 Index. Foreign equities generally contributed positively, and were closer in performance to the S&P 500 Index. For example, the Fund held the Franklin FTSE United Kingdom ETF (FLGB) (holding weight*: 6.57 percent) and the Franklin FTSE Japan ETF (FLJP) (holding weight*: 6.43 percent). During the second fiscal quarter, FLGB and FLJP increased 4.5 percent and 0.7 percent, respectively. Through futures contracts, the Fund also had exposure to the United Kingdom and Japan through its holdings in the FTSE 100 Index Future 06/16/2023 (Z M3 IND) (holding notional weight*: 9.47 percent) and the TSE TOPIX (Tokyo Price Index) Future 06/08/2023 (TPM3 IND) (holding notional weight*: 2.57 percent). As these underlying indices increased 3.5 percent and 0.8 percent, respectively, during the final three months of the fiscal period, the Fund generally benefitted from the modest positive performance.

The Fund’s allocation to bonds had the widest variance during the second fiscal quarter, shifting from an approximate negative 20 percent exposure to a positive 10 percent exposure. The Fund primarily used bond futures to express these exposures. For example, at the end of the six-month period, the Fund held the Long Gilt Future 06/28/2023 (G M3 COM) (holding notional weight*: 0.31 percent), the Euro-BTP Italian Bond Futures 06/08/2023 (IKM3 COM) (holding notional weight*: 0.61 percent), the French Government Bond Futures 06/08/2023 (OATM3 COM) (holding notional weight*: -0.82 percent), and the CBOT 10 Year US Treasury Note 06/21/2023 (TYM3 COM) (holding notional weight*: 0.55 percent). As the total exposure to bonds varied widely, so did the exposures to each of these futures, which included expressing short exposures by writing contracts as opposed to solely taking a long position. This produced mixed results, as the bond indices underlying these futures contracts returned between negative 0.5 percent and positive 1.4 percent during the second fiscal quarter and the Sub-Adviser was dramatically adjusting the exposure throughout the second fiscal quarter. The end- result was that these aggregate moves slightly detracted from Fund performance.

Sub-Adviser Outlook

The Sub-Adviser is concerned that recession risks continue to loom large, which could lead to a reckoning in the near-term. The Sub-Adviser is monitoring whether the crisis that has engulfed regional banks in the US worsens or if banks themselves unleash a recession by causing a credit crunch as the rate hiking cycle starts to bite. Even if there is no recession, the question is to what extent central banks can cut rates at all, especially if inflation refuses to revert back to the ambitious 2 percent target. A lack of outright rate cuts could confound expectations for ample quantitative easing, which the Sub-Adviser believes could lead to renewed volatility in the market. Therefore, for equities, the economic outlook combined with market expectations on central-bank policies is likely to remain the dominant variable in the Sub-Adviser’s models, while momentum may continue to be the main driver for the position in the bond asset class, closely followed by mean reversion which reflects the chances of interest rates changing direction again.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2023.

Dunham Dynamic Macro Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	5.76%	(0.10)%	1.48%	0.83%
Class A with Load 4.50%	(0.39)%	(6.01)%	0.02%	(0.03)%
Class A without load	5.72%	(0.29)%	1.22%	0.57%
Class C	5.33%	(1.04)%	0.46%	(0.18)%
Dow Jones Moderately Aggressive Portfolio Index (a)	8.89%	0.44%	5.67%	7.06%
IQ Hedge Global Macro Beta Index (b)	3.31%	1.46%	3.93%	2.23%
Morningstar Macro Trading Category (b)	(0.15)%	(1.70)%	2.29%	2.12%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.86% for Class N, 2.86% for Class C and 2.11% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index risk level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

(b)	The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style. Investors cannot invest directly in an index or benchmark.

(c)	The Morningstar Macro Trading Category is generally representative of mutual funds that use systematic or discretionary methods to examine broad factors such as the global economy, government policies, interest rates, inflation, and

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Exchange-Traded Funds	43.2%
US Government	41.7%
Short-Term Investments	15.1%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 41.8%
	COMMODITY - 0.1%
1,267	iShares GSCI Commodity Dynamic Roll Strategy ETF	$33,740

	EQUITY - 41.7%
103,300	Franklin FTSE Japan ETF	2,684,251
107,700	Franklin FTSE United Kingdom ETF	2,744,735
29,800	Invesco Nasdaq 100 ETF	3,953,864
57,600	SPDR EURO STOXX 50 ETF	2,668,032
12,843	SPDR S&P 500 ETF Trust	5,341,788
		17,392,670

	TOTAL EXCHANGE-TRADED FUNDS (Cost $14,705,011)	17,426,410

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 40.2%
	U.S. TREASURY BILLS — 28.8%
3,219,000	United States Treasury Bill(a)	4.0942	05/18/23	3,212,410
4,528,000	United States Treasury Bill(a)	4.6418	06/15/23	4,501,144
4,500,000	United States Treasury Bill(a)	4.5065	02/22/24	4,332,133
				12,045,687
	U.S. TREASURY NOTES — 11.4%
5,000,000	United States Treasury Note	1.0000	12/15/24	4,742,383

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $16,714,590)			16,788,070

Shares
	SHORT-TERM INVESTMENTS — 14.6%
	MONEY MARKET FUNDS - 14.6%
6,075,433	Morgan Stanley Institutional Liquidity Fund, Institutional Class, 4.78% (Cost $6,075,433)(b)	6,075,433

	TOTAL INVESTMENTS - 96.6% (Cost $37,495,034)	$40,289,913
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%	1,430,013
	NET ASSETS - 100.0%	$41,719,926

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Appreciation (Depreciation)
2	CBOT 10 Year US Treasury Note Future	06/21/2023	$230,406	$(438)
11	CME E-Mini NASDAQ 100 Index Future	06/16/2023	2,930,466	162,436
7	CME E-Mini Standard & Poor’s 500 Index Future	06/16/2023	1,465,975	24,325
84	Eurex EURO STOXX 50 Future	06/16/2023	3,998,678	148,500
2	Euro-BTP Italian Bond Future	06/08/2023	253,113	(515)
40	FTSE 100 Index Future	06/16/2023	3,952,544	107,172
1	Long Gilt Future	06/28/2023	127,512	(2,226)
71	TSE TOPIX (Tokyo Price Index) Future	06/08/2023	10,724,966	262,319
	TOTAL FUTURES CONTRACTS			$701,573

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(c)	Value and Unrealized Depreciation
4	French Government Bond Future	06/08/2023	$572,959	$(4,947)
	TOTAL FUTURES CONTRACTS

Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)
To Sell:
British Pound	05/19/2023	US Bank	1,980,000	$2,489,417	$(119,445)
Euro	05/19/2023	US Bank	2,200,000	2,426,837	(77,592)
Japanese Yen	05/19/2023	US Bank	322,000,000	2,369,691	17,491
				$7,285,945	$(179,546)

Total					$(179,546)

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

USB	- US Bank

(a)	Zero coupon bond.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(c)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

See accompanying notes which are an integral part of these financial statements.

Dunham Long/Short Credit Fund (Unaudited)
Message from the Sub-Adviser (MetLife Investment Advisors, LLC)

Asset Class Recap

The 2022 fiscal year took its toll on fixed income investors as rising interest rates prompted one of the worst years in the asset class’s history. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Corporate Bond Index both recorded abysmal total returns of 15.7 percent and 19.6 percent, respectively, while the ICE BofA U.S. Cash Pay High Yield Index declined 11.3 percent. As rising Interest rates were the primary driver for the poor performance in the 2022 fiscal year, falling interest rates helped the fixed income asset class rebound in the first two quarters of the 2023 fiscal year. Despite the Federal Funds Rate continuing to rise through the period, yields eased lower amid investor expectations that the Federal Reserve is nearing the end of it tightening cycle. In the first fiscal quarter, the yield on the 5-year US Treasury, 10- year US Treasury, and 30-year US Treasury all declined over 50 basis points, prompting duration- sensitive assets to rally. Fixed income markets were also boosted in the first fiscal quarter as strong demand for credit was met with underwhelming supply. Although fixed income markets continued to experience a duration tailwind as rates continued to ease lower in the most recent fiscal quarter, the technical environment reversed course, with the largest February on record for high grade primary issuance pushing spreads wider. Spread volatility was further exacerbated to close the fiscal quarter due to weakening economic data and turmoil in the regional banking sector. Over the six- month period ended April 30, 2023, short and intermediate- term corporates underperformed their longer-dated counterparts, as the Bloomberg US Corporate 3-5 years Index increased 6.1 percent while the Bloomberg US Corporate 7-10 years Index rose 9.7 percent. When considering the credit quality spectrum, the higher duration associated with higher credit quality resulted in the ICE BofA AAA US Corporate Index outpacing the ICE BofA Single-B US Cash Pay High-Yield Index by 4.1percent.

Allocation Review

The Fund’s core long positions generally contributed to performance during the six-month period, and the exposure to core long positions increased from 29 percent to 34 percent. However, the net notional exposure of the Fund decreased from approximately 16 percent to 15 percent. The Sub-Adviser continued to implement its interest rate hedging strategy, which resulted in an overall duration of approximately 0.3 years. This interest rate hedging strategy primarily utilizes Treasury bond futures of various maturities to maintain an overall duration exposure for the Fund. While this meaningfully helped the Fund avoid some of the most significant losses in fiscal year 2022, it was a detractor from gains in the most recent fiscal period. Although the Fed continued its interest rate increases, the market began to price in an end to the tightening as the Fed exhibited a slowing pace and many anticipate that the upcoming Fed meeting in May could possibly be the last 25 basis point hike before a pause. The Sub-Adviser also continued to manage credit risk exposure with credit default swaps on broad baskets of high-yield and investment grade debt, as well as with total return swaps on the IBOXX High-Yield Bond Index. At the end of the most recent fiscal quarter, the aggregate gross notional value of these credit default swaps and total return swaps was close to 25 percent of the Fund. The Fund also had exposure to strategies that are generally less reliant on the market’s trajectory, such as pairs trades, catalyst-driven investments, and opportunistic trading. During the fiscal six-month period, these strategies in aggregate comprised close to 22 percent of the Fund, with an allocation of approximately 11 percent to opportunistic trading, 6 percent to pairs trades, and 5 percent catalyst driven trades.

Holdings Insights

The biggest driver of underperformance over the six-month period was the Fund’s position in the Credit Suisse Group A.G. 7.5% Until 12/11/2023 Due 6/11/2170 (22546DAB2) (holding weight*: 0.07 percent). This was one of the Sub- Adviser’s highest conviction ideas in the Fund, and it was written down to $0 as part of the conditions imposed by the Swiss regulator FINMA related to the forced marriage of Credit Suisse and UBS. The Sub-Adviser believes this type of loss is unlike any it has encountered, and the velocity was such that it evaded one of the Fund’s risk mitigation tools, the stop loss. The Sub-Adviser held the view that the debt was not generic subordinated risk, but rather a unique security that contained language that strongly suggested the bank would call the security at its first call date of December 2023. The Sub- Adviser did not anticipate the tremors in the US banking system that would quickly lead to knock -on effects across Europe that coincided with an off-the-cuff remark from the Saudi Finance minister that suggested they would provide no further support for the beleaguered bank. Although the exposure to credit defaults contributed to Fund performance during periods of volatility, this exposure contributed to Fund performance over the fiscal quarter amid the heightened volatility. However, this exposure detracted over the six-month period given the meaningful rally to begin the fiscal year. For example, the Fund held the CDX NA HY Series 39 12/20/2027 (CDXNAHY39) (holding notional weight**: 7.63 percent), a credit default swap on baskets of high-yield bonds, which increased 2.5 percent over the most recent quarter but fell 1 percent over the six-month period.

Although the exposure to the Credit Suisse debt overshadowed all other positions within the Fund, many credits contributed to positive Fund performance. This includes, the floating rate debt HSBC Holdings plc, Due 03/10/2026 (404280DB2) (holding weight*: 1.58 percent), a British multinational bank, and the Mohegan Tribal Gaming Authority 13.25%, Due 12/15/2027 (608328BJ8) (holding weight*: 0.77 percent), operator of Mohegan Sun properties throughout the United States and developer of the Inspire Integrated Resort in South Korea. Over the six-month period, the HSBC floating rate credit rose 5.2 percent, and the Mohegan Tribal Gaming Authority added 11.1 percent since being added to the Fund in early December, helping to offset some of the losses that the Fund experienced during the fiscal quarter. The fund was also positively impacted by the exposure to Finance of America Funding LLC 7.875% Due 11/15/2025 (317386AA8) (holding weight**: 0.38 percent), a mortgage loan company. During the period, Finance of America agreed to sell its title insurance business for $100 million, in reaction this credit rose 25.6 percent prior to being sold in early March.

Sub-Adviser Outlook

The Sub-Adviser believes that the banking turmoil over the most recent fiscal quarter has presented a complex headwind to the macroeconomic backdrop, nevertheless it believes tensions in the sector seem to be cooling. With that being said, positioning in the sector will remain paramount focus, as increasing bifurcation in the sector is creating significant opportunities. Outside the financial sector, the Sub-Adviser views valuation as being too rich for an economy on the brink of recession amidst a likely steady deterioration in credit fundamentals. However, the Sub-Adviser is still finding value in the front end of the credit curve. Inverted Treasury curves and flat credit curves (depending on tenor) are still offering a historically attractive opportunity to shorten spread duration without sacrificing yield. Additionally, the elevated volatility should continue to present opportunities for pair trades and single name shorts depending on the potential timing of a catalyst. As difficult as the most recent fiscal quarter was, the Sub-Adviser has great conviction that the strategy is positioned to do well in what we believe will continue to be a challenging period for credit.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 04/30/2023.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Long/Short Credit Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	(0.72)%	(2.10)%	3.27%	4.28%
Class A with Load 5.75%	(6.51)%	(7.99)%	1.79%	3.41%
Class A without load	(0.84)%	(2.35)%	3.01%	4.02%
Class C	(1.25)%	(3.06)%	2.23%	3.23%
BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% (a)	5.10%	5.84%	4.45%	3.90%
Morningstar Nontraditional Bond Category (b)	3.59%	(0.66)%	1.05%	1.23%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 0.99% for Class N, 1.99% for Class C and 1.24% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

(a)	The BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Nontraditional Bond Category is generally representative of mutual funds that deploy absolute return strategies, strategies that are low-correlated to the overall bond market, and strategies that take long and short market and security-level positions.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Corporate Bonds	48.5%
U.S. Government & Agencies	41.1%
Short-Term Investment	5.2%
Collateral for Securities Loaned	4.3%
Term Loans	0.9%
Common Stocks	0.0%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 0.0%(a)
	TELECOMMUNICATIONS - 0.0%(a)
10,000	NII Holdings, Inc. 144A(b),(c)	$5,700

	TOTAL COMMON STOCKS (Cost $57,730)	5,700

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 48.0%
	ASSET MANAGEMENT — 1.4%
830,000	Blackstone Secured Lending Fund		3.6250	01/15/26	762,785
2,780,000	PennantPark Investment Corporation		4.0000	11/01/26	2,487,242
					3,250,027
	AUTOMOTIVE — 1.7%
1,885,000	Ford Motor Credit Company, LLC		3.3700	11/17/23	1,855,442
2,065,000	Hyundai Capital America(c)		1.0000	09/17/24	1,941,844
					3,797,286
	BANKING — 17.1%
2,510,000	Bank of America Corporation(d)	SOFRRATE + 0.670%	1.8430	02/04/25	2,436,386
7,265,000	BPCE S.A.(c),(d),(e)	SOFRRATE + 2.100%	5.9750	01/18/27	7,320,125
1,210,000	Danske Bank A/S(c),(d)	H15T1Y + 2.100%	6.4660	01/09/26	1,218,606
3,545,000	HSBC Holdings plc(f)	SOFRRATE + 1.430%	6.1610	03/10/26	3,545,914
2,005,000	JPMorgan Chase & Company(f)	US0003M + 0.550%	5.3640	02/01/27	1,849,445
3,505,000	KeyCorp Capital II(e)		6.8750	03/17/29	3,402,176
950,000	Mitsubishi UFJ Financial Group, Inc.(d)	H15T1Y + 1.080%	5.7190	02/20/26	954,899
3,550,000	NatWest Group plc(d),(e)	H15T1Y + 2.850%	7.4720	11/10/26	3,706,792
4,110,000	Societe Generale S.A.(c)		7.3670	01/10/53	4,040,524
4,735,000	Synchrony Bank		5.4000	08/22/25	4,516,153
5,145,000	Wells Fargo & Company(f)	US0003M + 0.500%	5.7600	01/15/27	4,735,301
795,000	Wells Fargo & Company		5.9500	12/01/86	811,458
					38,537,779
	CHEMICALS — 2.2%
4,970,000	Celanese US Holdings, LLC		5.9000	07/05/24	4,974,587

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 48.0% (Continued)
	CONSUMER SERVICES — 1.8%
2,300,000	Grand Canyon University		4.1250	10/01/24	$2,191,670
2,300,000	Grand Canyon University		5.1250	10/01/28	2,080,879
					4,272,549
	ELECTRIC UTILITIES — 4.6%
3,310,000	American Electric Power Company, Inc.		2.0310	03/15/24	3,206,535
2,785,000	Pacific Gas and Electric Company		1.7000	11/15/23	2,720,219
4,397,000	Vistra Operations Company, LLC(c)		4.8750	05/13/24	4,351,013
					10,277,767
	ENTERTAINMENT CONTENT — 1.6%
3,545,000	Magallanes, Inc.(c),(f)	SOFRINDX + 1.780%	6.5500	03/15/24	3,565,471

	FOOD — 3.0%
7,250,000	JBS USA LUX S.A. / JBS USA Food Company / JBS USA(c),(e)		6.5000	12/01/52	6,874,516

	INSTITUTIONAL FINANCIAL SERVICES — 3.0%
3,515,000	Credit Suisse Group A.G.(c),(d)	SOFRRATE + 3.340%	6.3730	07/15/26	3,428,891
4,185,000	Credit Suisse Group A.G.(c),(d)	USSW5 + 4.598%	7.5000	06/11/70	167,400
1,155,000	Goldman Sachs Capital I		6.3450	02/15/34	1,198,699
2,050,000	Goldman Sachs Group, Inc. (The)(f)	SOFRRATE + 0.490%	5.2930	10/21/24	2,030,890
					6,825,880
	INSURANCE — 2.5%
2,155,000	Mutual of Omaha Insurance Company(c),(d)	US0003M + 2.640%	4.2970	07/15/54	2,081,166
2,285,000	Ohio National Financial Services, Inc.(c)		5.8000	01/24/30	2,169,205
1,000,000	Pacific Life Insurance Company(c)		9.2500	06/15/39	1,351,958
					5,602,329
	LEISURE FACILITIES & SERVICES — 0.8%
1,600,000	Mohegan Tribal Gaming Authority(c)		13.2500	12/15/27	1,716,704

	METALS & MINING — 0.5%
1,110,000	Freeport-McMoRan, Inc.(e)		4.1250	03/01/28	1,049,333

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 48.0% (Continued)
	OIL & GAS PRODUCERS — 3.8%
2,135,000	Earthstone Energy Holdings, LLC(c),(e)		8.0000	04/15/27	$2,085,948
2,525,000	Energean Israel Finance Ltd.		5.8750	03/30/31	2,206,219
845,000	Rockcliff Energy II, LLC(c)		5.5000	10/15/29	765,540
2,230,000	Saudi Arabian Oil Company(c)		1.2500	11/24/23	2,181,471
1,725,000	Tullow Oil plc(c)		10.2500	05/15/26	1,348,838
					8,588,016
	SPECIALTY FINANCE — 2.8%
5,150,000	AerCap Ireland Capital DAC / AerCap Global		1.1500	10/29/23	5,029,883
1,195,000	Antares Holdings, L.P.(c)		6.0000	08/15/23	1,188,425
					6,218,308
	TELECOMMUNICATIONS — 1.2%
2,250,000	HC2 Holdings, Inc.(c)		8.5000	02/01/26	1,755,099
930,000	Sprint Spectrum Company, LLC / Sprint Spectrum(c)		5.1520	03/20/28	924,258
					2,679,357
	TOTAL CORPORATE BONDS (Cost $116,576,238)				108,229,909

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 0.9%
	FOOD — 0.9%
1,970,063	Del Monte Foods, Inc.(f)	SOFRRATE - —%	9.3140	05/16/29	1,938,059

	TOTAL TERM LOANS (Cost $1,949,968)				1,938,059

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 45.2%
	U.S. TREASURY BILLS — 45.2%
28,855,000	United States Treasury Bill(g)	—	05/18/23	28,795,932
29,000,000	United States Treasury Bill(g)	—	06/22/23	28,797,625
26,720,000	United States Treasury Bill(g)	—	07/20/23	26,427,713
2,460,000	United States Treasury Note	3.6250	03/31/28	2,468,745
3,500,000	United States Treasury Note	3.6250	03/31/30	3,525,977
7,725,000	United States Treasury Note	3.5000	02/15/33	7,756,986

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 45.2% (Continued)
	U.S. TREASURY BILLS — 45.2% (Continued)
3,990,000	United States Treasury Note	4.0000	11/15/52	$4,233,141
				$102,006,119
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $101,766,379)			102,006,119

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 9.4%
	COLLATERAL FOR SECURITIES LOANED - 4.3%
9,585,508	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $9,585,508)(h),(j)	9,585,508

	MONEY MARKET FUND - 5.1%
11,591,388	First American Government Obligations Fund Class X, 4.73% (Cost $11,591,388)(h)	11,591,388

	TOTAL SHORT-TERM INVESTMENTS (Cost $21,176,896)	21,176,896

	TOTAL INVESTMENTS - 103.5% (Cost $241,527,211)	$233,356,683
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.5)%	(7,865,202)
	NET ASSETS - 100.0%	$225,491,481

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(i)	Value and Unrealized Depreciation
75	CBOT 10 Year US Treasury Note Future	06/21/2023	$8,640,225	$(257,478)
34	CBOT 5 Year US Treasury Note Future	06/30/2023	3,731,228	(80,169)
22	CBOT US Treasure Bond Futures	06/21/2023	2,896,432	(129,152)
100	Ultra 10-Year US Treasury Note Future	06/21/2023	12,145,300	(408,580)
79	Ultra U.S. Treasury Bond Futures	06/21/2023	11,171,074	(453,966)
	TOTAL FUTURES CONTRACTS			$(1,329,345)

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023 (Unaudited)

CREDIT DEFAULT SWAP AGREEMENTS
Description and Payment Frequency	Payment Frequency	Counterparty	Fixed Deal (Pay)Rate	Implied Credit Spread	Maturity Date	Notional Value	Fair Value(m)	Amortized Upfront Payments Paid/	Unrealized Appreciation/ (Depreciation)
CDX.NA.HYSERIES 40	To Buy Monthly	HSBC Securities	5.00%	(39.10)	12/20/2027	$17,000,000	(243,075)	46,198	$(291,321)
CDX.NA.IG SERIES 40	To Buy Monthly	HSBC Securities	1.00%	81.69	12/20/2027	41,000,000	(461,965)	(353,997)	(153,524)
DARDEN RESTAURANTS INC	To Buy Monthly	Barclays	1.00%	—	6/20/2027	7,000,000	(134,195)	(19,287)	(122,686)
DR HORTON INC	To Buy Monthly	Barclays	1.00%	—	12/20/2027	3,500,000	(56,920)	63,012	(123,820)
UNITED STATES STEEL CORP	To Buy	Barclays	1.00%	—	12/20/2027	2,800,000	(95,345)	(73,112)	(37,789)
VERIZON COMMUNICATIONS INC(k)	To Buy Monthly	Barclays	1.00%	—	6/20/2027	(7,000,000)	23,037	3,471	27,344
KRAFT HEINZ FOOD	At Maturity	JPMorgan	1.00%	—	6/20/2023	2,000,000	(32,839)	(31,954)	(885)
KRAFT HEINZ FOOD(k)	At Maturity	Goldman Sachs	1.00%	—	6/20/2023	(2,000,000)	34,676	14,987	19,689
NEWELL BRANDS	At Maturity	Goldman Sachs	1.00%	—	6/20/2023	2,000,000	34,057	22,030	12,027
NEWELL BRANDS(k)	At Maturity	JPMorgan	1.00%	—	6/20/2023	(2,000,000)	(35,894)	(32,614)	(3,280)
TOTAL							$(968,463)	$(361,266)	$(674,245)

TOTAL RETURN SWAPS
Description	Frequency	Counterparty	Notional Value	Variable Rate Premium Paid	Premium Paid	Maturity Date	Unrealized Depreciation

Markit IBoxx US Dollar Liquid High Yield Index	At Maturity	Barclays	$14,000,000	1D SOFRRATE	$150,251	6/20/2023	$(558,565.00)

A/S	- Anonim Sirketi

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

S/A	- Societe Anonyme

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

SOFRINDX	SOFRINDX

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0003M	ICE LIBOR USD 3 Month

USSW5	USD SWAP SEMI 30/360 5YR

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023 the total market value of 144A securities is 50,482,702 or 22.4% of net assets.

(d)	Variable rate security; the rate shown represents the rate on April 30, 2023.

(e)	All or a portion of these securities are on loan. Total loaned securities had a value of $9,423,697 at April 30, 2023.

(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(g)	Zero coupon bond.

(h)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(i)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(j)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Grantham, Mayo, Van Otterloo & Co., LLC)

Asset Class Recap

Domestic equity markets experienced a strong showing in the six -month period ended April 30, 2023, with the S&P 500 Index increasing 8.6 percent. The appreciation in equities coincided with volatility broadly subsiding, as the Chicago Board Options Exchange’s CBOE Volatility Index (VIX) ended the first half of the fiscal year slightly below 16. The VIX is generally referred to as the “fear gauge” and a higher reading generally signifies more investor uncertainty and it began the fiscal year near 26, then declined until mid-March when it revisited the 26 level once again before falling below 16 at the end of April. The 20-year average for the index is over 19, which means that a reading of 16 is indicative of below-average uncertainty while 26 was substantially higher than average. Bonds broadly experienced meaningful gains, as the Bloomberg Global Aggregate Bond Unhedged Index rose 8.9 percent. However, the merger-arbitrage asset class, as measured by the Credit Suisse Merger Arbitrage Liquid Index, increased a lackluster 2.6 percent over the fiscal six-month period, as risk-arbitrage rose 1.8 percent in the first fiscal quarter and then only managed another 0.7 percent gain in the final three months.

Allocation Review

The Fund continued to primarily hold exposures to a small amount of merger deals. The Sub-Adviser believes that each deal should be considered based upon its risk-reward profile and often pursues announced mergers where the upside from a completed deal on a probability-weighted basis is substantial relative to the potential downside from the deal breaking. The allocation of the Fund to each of these deals is primarily based on the Sub-Adviser’s assessment of the adverse effect of a particular deal breaking and then in turn using that to adjust the allocation to the deal within the Fund. This potentially creates a balance of having a more concentrated allocation to merger deals with the adverse effect on the Fund of a single deal terminating and potentially reverting to pre-announcement valuations. The Fund continued to hold more cash- only mergers than mergers where the acquirer’s stock was also a consideration in the deal. The use of derivatives in the Sub-Adviser’s strategy is generally rare and represented in small amounts when there may be some aspect of a deal that shorting acquirer shares may not fully address. Therefore, the Fund did not have any derivatives exposure that had a meaningful impact on the Fund’s performance during the fiscal quarter.

Holdings Insights

Larger merger deals may take more than a year to complete after they are announced. For example, deals that have remained in the Fund since before the commencement of the fiscal year include the Microsoft Corporation’s (MSFT) (holding weight: not held) $68.7 billion cash acquisition of Activision Blizzard, Inc. (ATVI) (holding weight*: 5.92 percent). The anticipated close for the deal is near the end of June 2023, so the approximate 22.3 percent spread between the cash offer price and the price of ATVI at the end of April is significant. This substantial spread reflects the higher uncertainty regarding the successful closing of this deal with its current terms and anticipated closing date. During the fiscal six-month period, ATVI increased 6.7 percent, contracting a portion of the spread. One of the widest deal spreads in the Fund was the all-cash acquisition of TEGNA, Inc. (TGNA) (holding weight*: 2.88 percent), a broadcast television group, by Standard General LP (holding weight: not held), a hedge fund. The spread had widened to 20 percent by the end of the first fiscal quarter, but TGNA’s 13.7 percent decline in the second fiscal quarter brought the spread to more than 40 percent. This deal had an expected closing date of mid-May, but there is fear that the Federal Communications Commission may move to block the deal, greatly increasing the uncertainty of the deal closing. While the Sub-Adviser did not exit the holding, it did adjust the size of the position in the Fund in order to manage its overall risk contribution to the Fund.

Merger deals may near the final weeks before a closing deadline with substantial spreads and still reach a successful close. For example, one of the detractors from Fund performance in the first fiscal quarter was the cash acquisition of 1Life Healthcare, Inc. (ONEM) (holding weight**: 1.79 percent), a company that facilitates online primary care appointments, by Amazon.com Inc. (AMZN) (holding weight: not held). During the first fiscal quarter, ONEM fell 6.5 percent, resulting in a deal spread at the end of 12.6 percent with only three weeks left until the deal was expected to close. However, as the FTC did not pursue actions to stop the deal, the deal successfully closed and the 12.6 percent spread was the bounty awarded to the Fund as it held it to completion and received the cash proceeds in mid-February.

Another deal that closed during the six -month period was the cash and stock acquisition of IAA, Inc. (IAA) (holding weight*: 1.70 percent) by Ritchie Bros. Auctioneers, Inc. (RBA) (holding weight*: 0.00 percent). The deal was announced near the beginning of the fiscal year and the Sub-Adviser entered when the spread was approximately 10 percent. The spread contracted modestly in the first fiscal quarter and then the remaining amount was realized in the final two months as the deal closed near the end of March.

Sub-Adviser Outlook

The Sub-Adviser continues to believe that the deal opportunity set remains plentiful and that spreads are generally providing adequate compensation for the risks presented with each deal, although each situation is unique. Therefore, the Sub-Adviser believes that the reward for identifying successful deals will be ample and that deals experiencing higher uncertainty may provide opportunities for short-term participation until the spread narrows to what the Sub-Adviser believes is a more realistic level provided the risks. Some deals are priced with what the Sub-Adviser views as particularly wide spreads, especially when considered on an annualized basis. As always, the Sub-Adviser will continue its rigorous, bottom-up research process when selecting, monitoring, and potentially eliminating certain deals from the Fund.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2023.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Dunham Monthly Distribution Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* ^ for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	1.19%	2.40%	1.71%	1.79%
Class A with Load 5.75%	1.04%	2.14%	1.45%	1.54%
Class A without load	(4.76)%	(3.72)%	0.26%	0.94%
Class C	0.68%	1.38%	0.70%	0.78%
Credit Suisse Merger Arbitrage Liquid Index (a)	2.57%	3.17%	4.14%	2.41%
Morningstar Event Driven Category (b)	1.19%	0.92%	4.05%	3.43%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.53% for Class N, 3.53% for Class C and 2.78% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

^	The Dunham Monthly Distribution Fund’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, the Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. All or a portion of a distribution may consist of a return of capital, which would be a return of original shareholder investments in the Fund and not an income or capital gains distribution. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to the “Distribution Policy and Goals” section in the Fund’s Prospectus. For disclosure regarding the extent to which the Fund’s distribution policy resulted in distributions of capital (i.e., a return of capital), please refer to Form 19a-1 Notice available at https://www.dunham.com/FA/FundInfo/MonthlyDistribution#distribution

(a)	Effective March 1, 2023, the Benchmark Index of the Dunham Monthly Distribution Fund is the Credit Suisse Merger Arbitrage Liquid Index. Due to the discontinuation of the IQ Hedge Market Neutral Total Return Index in March 2023, the performance through April 30, 2023 is not available. The Credit Suisse Merger Arbitrage Liquid Index aims to gain broad exposure to the merger arbitrage strategy using pre-defined quantitative methodology to invest in a liquid, diversified and broadly representative set of announced merger deals.

(b)	The Morningstar Event Driven Category is generally representative of mutual funds that primarily employ strategies that seek to profit from corporate actions, such as mergers and acquisitions. Mutual funds in this category typically focus on equity securities but can invest across the capital structure. However, they typically have low to moderate equity market sensitivity since company-specific developments tend to drive security prices.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Communications	21.5%
Industrials	17.2%
Technology	16.2%
Utilities	8.2%
Healthcare	7.7%
Collateral for Securities Loaned	7.1%
Financials	6.0%
Consumer Staples	5.0%
Equity	2.9%
Short-Term Investment	2.9%
Materials	2.5%
Real Estate	2.0%
Right	0.6%
Consumer Discretionary	0.2%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	CLOSED END FUNDS — 2.9%
	EQUITY - 2.9%
2,468,782	Altaba, Inc. (i)	$5,752,262

	TOTAL CLOSED END FUNDS (Cost $22,837,384)	5,752,262

Shares		Fair Value
	COMMON STOCKS — 86.9%
	AEROSPACE & DEFENSE - 6.3%
115,083	Aerojet Rocketdyne Holdings, Inc.(a),(b)	6,491,832
43,432	HEICO Corporation, Class A	5,829,877
		12,321,709
	ASSET MANAGEMENT - 2.3%
549,718	Canaccord Genuity Group, Inc.	4,386,740
469,792	Pershing Square Tontine Holdings Ltd.(a)	46,979
		4,433,719
	BANKING – 3.8%
169,493	Columbia Banking System, Inc.	3,620,328
214,784	First Horizon Corporation(b)	3,769,459
		7,389,787
	BIOTECH & PHARMA - 3.0%
53,750	Horizon Therapeutics plc(a)	5,974,850

	CABLE & SATELLITE - 9.8%
124,540	Liberty Broadband Corporation - Series C(a)	10,558,501
450,785	Liberty Global plc, Class A(a)	8,794,815
		19,353,316
	CHEMICALS - 2.5%
139,351	Univar Solutions, Inc.(a)	4,946,961

	ELECTRIC UTILITIES - 8.3%
878,756	Origin Energy Ltd.(c)	4,849,352
237,084	PNM Resources, Inc.	11,410,853
		16,260,205
	ELECTRICAL EQUIPMENT - 4.4%
67,757	National Instruments Corporation(b)	3,945,490

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 86.9% (Continued)
	ELECTRICAL EQUIPMENT - 4.4% (Continued)
146,878	Toshiba Corporation(a)	$4,743,529
		8,689,019
	ENTERTAINMENT CONTENT - 7.4%
149,811	Activision Blizzard, Inc.	11,641,812
97,620	Fox Corporation - Class B, CLASS B	2,981,315
		14,623,127
	INDUSTRIAL SUPPORT SERVICES – 3.4%
48,040	Ritchie Bros Auctioneers, Inc.	2,747,408
47,478	Triton International Ltd.	3,925,006
		6,672,414
	MACHINERY - 2.2%
86,968	Evoqua Water Technologies Corporation(a)	4,300,568

	MEDICAL EQUIPMENT & DEVICES - 4.7%
158,194	Globus Medical, Inc., Class A(a),(b)	9,197,399

	OIL & GAS PRODUCERS - 0.0%(d)
84,102	Columbia Pipeline Group, Inc.(a)	—

	PUBLISHING & BROADCASTING - 4.3%
42,533	Liberty Media Corp-Liberty Formula One - Series A(a)	2,755,288
331,326	TEGNA, Inc.	5,665,674
		8,420,962
	REAL ESTATE OWNERS & DEVELOPERS - 2.0%
267,674	Radius Global Infrastructure, Inc., Class A(a),(b)	3,932,131

	RETAIL - CONSUMER STAPLES - 5.0%
474,636	Albertsons Companies, Inc., Class A	9,919,892

	RETAIL - DISCRETIONARY - 0.2%
71,634	Sportsman’s Warehouse Holdings, Inc.(a)	445,563

	SEMICONDUCTORS - 7.7%
134,001	Silicon Motion Technology Corporation - ADR	8,527,824

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 86.9% (Continued)
	SEMICONDUCTORS - 7.7% (Continued)
145,689	Tower Semiconductor Ltd.(a)	$6,556,734
		15,084,558
	SOFTWARE - 8.6%
105,854	Black Knight, Inc.(a)	5,783,863
58,311	Oak Street Health, Inc.(a)	2,272,380
70,373	VMware, Inc., Class A(a)	8,798,736
		16,854,979
	TELECOMMUNICATIONS - 0.0%(d)
205,893	NII Holdings, Inc. 144A(a),(e), (i)	72,063

	TRANSPORTATION & LOGISTICS - 1.0%
1,025	American Airlines Group, Inc.(a),(b)	13,981
114,600	Spirit Airlines, Inc.	1,959,660
		1,973,641

	TOTAL COMMON STOCKS (Cost $174,214,537)	170,866,863

Shares		Expiration Date	Exercise Price	Fair Value
	RIGHTS — 0.5%
	FORESTRY, PAPER & WOOD PRODUCTS - 0.5%
532,221	Resolute Forest Products, Inc. – CVR (i)	12/20/2023	$20.50	1,064,442

	MEDICAL EQUIPMENT & DEVICES - 0.0%
34,956	ABIOMED, Inc. - CVR(a)	12/20/2023	$35.00	61,173
	TOTAL RIGHTS (Cost $833,388)			1,125,615

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 10.0%
	COLLATERAL FOR SECURITIES LOANED - 7.1%
13,960,747	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $13,960,747) (f) (h)	13,960,747

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	MONEY MARKET FUND - 2.9%
5,781,858	Fidelity Government Portfolio, CLASS I, 4.73% (Cost $5,781,858)(f)	$5,781,858
	TOTAL SHORT-TERM INVESTMENTS (Cost $19,742,605)	19,742,605

	TOTAL INVESTMENTS – 100.4% (Cost $217,628,914)	$197,487,345
	CALL OPTIONS WRITTEN - (0.8)% (Proceeds - $2,088,976)	(1,657,291)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	788,989
	NET ASSETS - 100.0%	$196,619,043

Contracts(g)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	WRITTEN EQUITY OPTIONS - (0.8)%
	CALL OPTIONS WRITTEN - (0.8)%
560	Activision Blizzard, Inc.	MS	01/19/2024	$78	$4,351,760	$484,400
304	Activision Blizzard, Inc.	MS	01/19/2024	80	2,362,384	218,880
3,982	Albertsons Companies, Inc.	MS	07/21/2023	21	8,322,380	219,010
395	Globus Medical, Inc.	MS	09/15/2023	60	2,296,530	132,325
345	Globus Medical, Inc.	MS	09/15/2023	63	2,005,830	82,800
1,146	Spirit Airlines, Inc.	MS	09/15/2023	18	1,959,660	138,666
262	VMware, Inc.	MS	01/19/2024	120	3,275,786	381,210
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $2,088,976)					1,657,291

	TOTAL EQUITY OPTIONS WRITTEN (Proceeds - $2,088,976)					$1,657,291

ADR	- American Depositary Receipt

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

MS	Morgan Stanley

USB	US Bank

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $13,681,201 at April 30, 2023.

(c)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(d)	Percentage rounds to less than 0.1%.

(e)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2023 the total market value of 144A securities is 72,063 or 0.0% of net assets.

(f)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(g)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(h)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(i)	Level 3 securities fair value under procedures established by the Board of Trustees, represents 3.53% of net assets. The total value of these securities is $6,949,940.

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF SECURITIES SOLD SHORT (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — (27.9)%
	AEROSPACE & DEFENSE - (3.0)%
(35,017)	HEICO Corporation	$(5,905,267)

	ASSET MANAGEMENT - (0.2)%
(9,496)	Brookfield Infrastructure Corporation, Class A	(404,530)

	BANKING – (1.8)%
(169,493)	Columbia Banking System, Inc.	(3,620,370)

	BIOTECH & PHARMA - (1.6)%
(15,561)	Seagen, Inc.	(3,112,200)

	CABLE & SATELLITE - (10.1)%
(30,016)	Charter Communications, Inc., Class A	(11,066,899)
(426,272)	Liberty Global plc - Series C	(8,670,372)
		(19,737,271)
	ENTERTAINMENT CONTENT - (1.6)%
(92,200)	Fox Corporation, Class A	(3,066,572)

	INDUSTRIAL SUPPORT SERVICES – (1.4)% (a)
(48,041)	Ritchie Bros Auctioneers, Inc.	(2,747,465)

	MACHINERY - (2.2)%
(41,746)	Xylem, Inc.	(4,334,905)

	MEDICAL EQUIPMENT & DEVICES - (2.5)%
(112,259)	NuVasive, Inc.	(4,831,627)

	PUBLISHING & BROADCASTING - (1.4)%
(38,018)	Liberty Media Corp-Liberty Formula One - Series C	(2,744,519)

	SEMICONDUCTORS - (2.1)%
(5,505)	Broadcom, Inc.	(3,448,883)

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF SECURITIES SOLD SHORT (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — (27.9)% (Continued)
	SEMICONDUCTORS - (2.1)% (Continued)
(27,882)	MaxLinear, Inc.	$(672,793)
		(4,121,676)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $56,738,832)	$(54,626,402)

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023 (Unaudited)

Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)
To Buy:
Canadian Dollar	05/08/2023	US Bank	13,062,349	$9,643,828	$(88,469)
				$9,643,828	$(88,469)

To Sell:
Australian Dollar	05/08/2023	US Bank	11,204,581	$7,415,816	$31,599
Canadian Dollar	05/08/2023	US Bank	19,356,116	14,290,466	27,503
Japanese Yen	06/07/2023	US Bank	678,576,360	5,008,661	162,797
				$26,714,943	$221,899

Total					$133,430

See accompanying notes which are an integral part of these financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (American Assets Capital Advisers, LLC)

Asset Class Recap

Real estate stocks rallied to begin the fiscal year as the asset class, as measured by the Dow Jones U.S. Real Estate Total Return Index, put in its strongest fiscal quarter since early 2021 amid increasing optimism that the Federal Reserve’s aggressive monetary policy is having its intended impact on the economy. Data revealed that inflation, as measured by the Consumer Price Index and the Personal Consumption Expenditures Price Index, fell for the sixth-straight month, retail sales declined, and the outlook for corporate earnings fell. However, a resilient job market and inflation that still has room to fall to reach the Fed’s target prompted Federal Reserve officials to remain hawkish. The optimism in the first fiscal quarter gave way to pessimism in the second fiscal quarter as investors may have come to terms with the possibility that the Federal Reserve may keep interest rates higher than previously anticipated. The Federal Reserve continued to reiterate its commitment to getting inflation under control and weakening economic data weighed on confidence that the Federal Reserve is capable of slowing inflation without pushing the economy into a deep recession. During the fiscal period, the Federal Reserve raised interest rates 75 basis points in November, 50 basis point increase in early December, and slowed to a 25 basis point rise in both February and March. In response, the 10- year US Treasury yield reached a high of 4.2 percent early in the period but reversed course, falling 78 basis points to close at 3.42 percent. Over the fiscal six-month period ended April 30, 2023, real estate stocks increased 3.8 percent, underperforming the broad U.S. stock market, as measured by the S&P 500 Index, which ended up 8.6 percent over the same time period.

Allocation Review

The Sub-Adviser focuses on companies with competitive advantages that it believes can increase net operating income, independent of what is happening in the economy. Given this bias, the Fund gravitates away from cyclical sectors, which contributed to Fund performance over the fiscal six-month period. Specifically, the Fund has no exposure to traditional office REITs, which was the worst performing REIT sector over the fiscal six- month period. Office REITs were simultaneously combatting a cyclical slowdown as well as secular changes in the way people work and shop. The rise of remote work and e-commerce has reduced demand for office space, while the rise in interest rates has caused many of these property values to fall. The Fund also received positive contributions from the exposure to data center REITs, industrial REITs, and the off-benchmark exposure to casino and gaming. However, these positive contributions could not overcome the adverse effect from the exposure to industrial REITs, tower REITs and self-storage REITs.

Holdings Insights

After being one of the most meaningful detractors from positive Fund performance over the previous fiscal year, casino and gaming stocks rebounded over the first two quarters of the fiscal year. Positions such as Wynn Resorts Ltd. (WYNN) (holding weight*: 3.68 percent), a domestic manager of casinos and resorts, and MGM Resorts International (MGM) (holding weight*: 3.56 percent), a global manager of casino properties, increased 10.3 percent and 26.3 percent, respectively, over the six-month period. These positions benefited from surging year-over-year revenues thanks to an increase in conventions business and elevated casino spending due to pent-up demand following coronavirus lockdowns. Casino and gaming stocks also received a boost from the resurgence of gaming revenue in Macau. In early January, Macau loosened its travel restrictions after China rolled back its COVID-zero policy. Subsequently, Macau experienced its highest monthly gaming revenue figures in three years, according to the region’s Gaming Inspection and Coordination Bureau. To further capitalize on this opportunity, the Sub-Adviser added Las Vegas Sands Corporation (LVS) (holding weight*: 1.93 percent), a Macau-exposed casino stock, towards the end of the most recent fiscal quarter. LVS jumped 7.6 percent since being added to the Fund after the company’s earnings and revenue beat expectations, while company executives indicated positive trends in travel and tourism in Macau.

Cadiz, Inc. (CDZI) (holding weight*: 1.94 percent), a land and water resource development company, also meaningfully contributed to positive Fund performance. The Cadiz wellfields capture groundwater that would otherwise be lost to evaporation. CDZI surged 109.2 percent over the six-month period as the company completed construction of three new groundwater wells in California. Also adding to optimism in late March was news that CDZI secured a government contract to supply 5,000 acre-feet per year of water to support the restoration of the Salton Sea and health, safety, and economic development of tribal lands and in disadvantaged communities in the eastern Coachella Valley. Conversely, not all off-benchmark exposures contributed to Fund performance over the fiscal quarter. WeWork, Inc. (WE) (holding weight*: 0.77 percent), a company that engages in flexible workspace solutions, declined 83.6 percent. WE came under pressure during the six-month period as the company combatted liquidity issues.

The Fund was also adversely impacted by the exposure to tower REITs. This includes Crown Castle, Inc. (CCI) (holding weight*: 4.51 percent), American Tower Corporation (AMT) (holding weight*: 7.87 percent), and SBA Communications Corporation (SBAC) (holding weight*: 2.94 percent). CCI declined 5.5 percent, SBAC gave back 2.8 percent, while AMT rose just 0.1 percent, detracting from relative Fund performance, as earnings from companies within this industry implied slowing growth in the coming year. Elsewhere within the traditional REIT allocation, the exposure to self-storage REITs contributed to positive Fund performance. Self-storage REITs put in a constructive quarter largely due to optimism surrounding merger and acquisition activity in the space. Since being added to the Fund, the self-storage REITs CubeSmart (CUBE) (holding weight*: 0.85 percent) and Public Storage (PSA) (holding weight*: 3.79 percent) increased 16.7 and 7.6 percent, respectively, since being added to the Fund in early January.

Sub-Adviser Outlook

The Sub-Adviser believes that real estate performs better over time when it is more difficult to supply, the demand is less cyclical, and tenants are reluctant to leave. Therefore, the Fund generally has higher weightings in real estate sectors that share these characteristics: oligopoly or duopoly sector structure; high barriers to entry for new owners/developers; high barriers to exit for tenants; and secular demand drivers underlying the user side of the business. The Sub-Adviser is confident that it will continue to find combinations of these four characteristics (or some subset), which creates a competitive landscape where tenants have fewer options to move or play one building owner against another. The Sub-Adviser believes that over the long-term, the properties with these characteristics can command higher occupancy rates and better rents.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned as of 4/30/2023.

Dunham Real Estate Stock Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2023

The Fund’s performance figures* for each of the periods ended April 30, 2023, compared to its benchmarks:

			Annualized	Annualized
	6 Month Return	1 Year Return	5 Year Return	10 Year Return
Class N	0.06%	(24.88)%	1.27%	2.90%
Class A with Load 5.75%	(5.80)%	(29.36)%	(0.17)%	2.04%
Class A without load	(0.08)%	(25.05)%	1.02%	2.64%
Class C	(0.44)%	(25.62)%	0.25%	1.87%
Dow Jones U.S. Real Estate Total Return Index (a)	3.76%	(14.60)%	5.76%	5.46%
Morningstar Real Estate Category (b)	3.42%	(4.41)%	5.04%	4.79%

*	Total Returns are calculated based on traded NAVs. As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.01% for Class N, 2.01% for Class C and 1.26% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

(a)	The Dow Jones U.S. Real Estate Total Return Index is designed to track the performance of real estate investment trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies. Investors cannot invest directly in an index or benchmark.

(b)	The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

Comparison of the Change in Value of a $100,000 Investment

Portfolio Composition * (Unaudited)
Real Estate	55.4%
Collateral for Securities Loaned	21.8%
Consumer Discretionary	9.8%
Communications	5.0%
Financials	4.3%
Technology	2.0%
Consumer Staples	1.5%
Short-Term Investment	0.2%
Total	100.0%

*     Based on total value of investments as of April 30, 2023. Does not include derivative holdings.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.8%
	ASSET MANAGEMENT - 2.2%
517,282	FTAI Infrastructure, LLC	$1,603,574

	DATA CENTER REIT - 7.8%
16,873	Digital Realty Trust, Inc.(a)	1,672,958
5,607	Equinix, Inc.	4,059,917
		5,732,875
	FOOD - 1.9%
352,601	Cadiz, Inc.(a),(b)	1,438,612

	GAMING REIT - 3.6%
79,805	VICI Properties, Inc.	2,708,582

	GAMING REITS - 1.0%
14,600	Gaming and Leisure Properties, Inc.(a)	759,200

	HEALTH CARE REIT - 1.0%
33,073	Healthpeak Properties, Inc.	726,614

	INDUSTRIAL REIT - 14.4%
57,147	Prologis, Inc.(a)	7,157,661
63,689	Rexford Industrial Realty, Inc.	3,551,936
		10,709,597
	INFRASTRUCTURE REIT - 15.3%
28,611	American Tower Corporation, A	5,847,802
27,210	Crown Castle, Inc.	3,349,279
8,371	SBA Communications Corporation, A	2,183,910
		11,380,991
	INTERNET MEDIA & SERVICES - 2.5%
15,443	Airbnb, Inc., CLASS A(a),(b)	1,848,064

	LEISURE FACILITIES & SERVICES - 12.5%
54,377	Caesars Entertainment, Inc.(b)	2,462,734
22,475	Las Vegas Sands Corporation(a),(b)	1,435,029
58,825	MGM Resorts International	2,642,419

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.8% (Continued)
	LEISURE FACILITIES & SERVICES - 12.5% (Continued)
23,959	Wynn Resorts Ltd.(a),(b)	$2,738,034
		9,278,216
	OFFICE REIT - 3.7%
22,380	Alexandria Real Estate Equities, Inc.	2,779,148

	REAL ESTATE OWNERS & DEVELOPERS - 0.8%
1,352,955	WeWork, Inc.(a),(b)	570,271

	REAL ESTATE SERVICES - 2.0%
19,500	CBRE Group, Inc., Class A(a),(b)	1,494,870

	RESIDENTIAL REIT - 7.4%
33,316	American Homes 4 Rent, Class A(a)	1,108,090
16,325	Equity LifeStyle Properties, Inc.	1,124,793
44,408	Invitation Homes, Inc.(a)	1,481,895
12,871	Sun Communities, Inc.	1,788,168
		5,502,946
	SELF-STORAGE REIT - 6.7%
8,104	Extra Space Storage, Inc.(a)	1,232,132
23,158	National Storage Affiliates Trust(a)	892,741
9,560	Public Storage	2,818,575
		4,943,448
	SELF-STORAGE REITS - 0.8%
13,855	CubeSmart(a)	630,264

	SPECIALTY FINANCE - 3.3%
88,440	FTAI Aviation Ltd.	2,516,118

	SPECIALTY REITS - 6.3%
79,797	Americold Realty Trust, Inc.	2,361,193
18,300	Iron Mountain, Inc.	1,010,892
100,821	NewLake Capital Partners, Inc.	1,270,345
		4,642,430

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2023

Shares		Fair Value
	COMMON STOCKS — 99.8% (Continued)
	TECHNOLOGY SERVICES - 2.6%
25,250	CoStar Group, Inc.(b)	$1,942,988

	TELECOMMUNICATIONS - 4.0%
237,264	DigitalBridge Group, Inc.(a)	2,949,191

	TOTAL COMMON STOCKS (Cost $74,003,344)	74,157,999

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 28.1%
	COLLATERAL FOR SECURITIES LOANED - 27.9%
20,722,245	Mount Vernon Liquid Assets Portfolio, LLC, 4.96% (Cost $20,722,245)(c)(d)	20,722,245

	MONEY MARKET FUND - 0.2%
157,761	Fidelity Government Portfolio, CLASS I, 4.73% (Cost $157,761)(c)	157,761

	TOTAL SHORT-TERM INVESTMENTS (Cost $20,880,006)	20,880,006

	TOTAL INVESTMENTS - 127.9% (Cost $94,883,350)	$95,038,005
	LIABILITIES IN EXCESS OF OTHER ASSETS - (27.9)%	(20,754,670)
	NET ASSETS - 100.0%	$74,283,335

LLC	- Limited Liability Company

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $19,772,684 at April 30, 2023.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2023.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2023

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Assets:
Investments in securities, at cost	$131,195,294	$146,320,498	$124,839,860	$52,239,453	$143,005,446	$78,620,430	$125,541,789
Investments in securities, at value	$125,495,998	$137,773,140	$117,522,427	$46,121,660	$184,084,191	$81,013,371	$205,598,236
Cash	5,789	—	19,218	11,492	32,568	—	—
Foreign currency, at value (cost $0, $0, $0, $1,347,991, $0, $0 and $0 respectively)	—	—	—	1,344,796	—	—	—
Deposits with brokers (a)	—	—	—	179,782	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	48,069	—	—	—
Unrealized appreciation on futures	—	—	—	323,497	—	—	—
Receivable for securities sold	277,390	2,311,348	—	588,517	—	—	—
Receivable for swap contracts	—	—	—	164,401
Interest and dividends receivable	1,052,271	962,944	1,849,911	766,072	215,575	15,377	70,053
Receivable for Fund shares sold	40,133	2,346	2,136	1,142	77,336	31,959	63,229
Prepaid expenses and other assets	34,961	32,031	33,334	24,554	38,280	89,504	38,393
Total Assets	126,906,542	141,081,809	119,427,026	49,573,982	184,447,950	81,150,211	205,769,911

Liabilities:
Payable for securities purchased	688,075	963,358	60,600	819,515	—	—	—
Payable for Fund shares redeemed	2,904	194,449	158,401	34,815	42,302	411	100,091
Distributions payable	2,737	11,206	8,020	626	—	—	—
Payable upon return of securities loaned (Market value of securities on loan $1,619,708, $3,119,318, $13,279,201, $444,950, $15,974,227, $18,524,253, and $24,465,317 respectively)	1,642,388	3,341,340	13,508,510	451,588	16,175,261	18,755,560	25,751,011
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	124,794	—	—	—
Unrealized depreciation on futures	—	—	—	242,313	—	—	—
Payable to adviser	50,886	85,455	51,503	23,648	89,082	33,546	94,448
Payable to sub-adviser	22,297	9,429	22,536	15,986	39,772	42,800	70,598
Payable for distribution fees	8,005	8,055	19,049	1,116	15,436	5,960	30,520
Payable to related parties	36,483	32,375	24,810	30,648	21,168	11,919	7,298
Accrued expenses and other liabilities	7,376	24,214	19,487	24,925	10,128	10,961	29,118
Total Liabilities	2,461,151	4,669,881	13,872,916	1,769,974	16,393,149	18,861,157	26,083,084

Net Assets	$124,445,391	$136,411,928	$105,554,110	$47,804,008	$168,054,801	$62,289,054	$179,686,827

Net Assets:
Paid in capital	$134,432,875	$164,511,405	$123,676,424	$61,949,536	$126,179,894	$61,068,349	$111,535,283
Accumulated earnings (loss)	(9,987,484)	(28,099,477)	(18,122,314)	(14,145,528)	41,874,907	1,220,705	68,151,544
Net Assets	$124,445,391	$136,411,928	$105,554,110	$47,804,008	$168,054,801	$62,289,054	$179,686,827

Net Asset Value Per Share
Class N Shares:
Net Assets	$106,678,538	$115,709,977	$87,917,880	$40,310,043	$140,561,303	$52,997,528	$146,060,781
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	8,444,003	13,519,892	10,756,219	5,461,143	8,222,843	3,895,597	4,921,682
Net asset value, offering and redemption price per share	$12.63	$8.56	$8.17	$7.38	$17.09	$13.60	$29.68

Class A Shares:
Net Assets	$15,049,623	$14,789,760	$13,809,029	$6,538,388	$23,834,102	$7,413,917	$26,090,072
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	1,193,030	1,730,082	1,669,542	895,527	1,402,873	557,296	909,731
Net asset value and redemption price per share *	$12.61	$8.55	$8.27	$7.30	$16.99	$13.30	$28.68
Front-end sales charge factor	0.9550	0.9550	0.9550	0.9550	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$13.20	$8.95	$8.66	$7.64	$18.03	$14.11	$30.43

Class C Shares:
Net Assets	$2,717,230	$5,912,191	$3,827,201	$955,577	$3,659,396	$1,877,609	$7,535,974
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	217,044	691,217	470,966	134,781	229,551	172,250	290,871
Net asset value, offering and redemption price per share	$12.52	$8.55	$8.13	$7.09	$15.94	$10.90	$25.91

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2023

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Assets:
Investments in securities, at cost	$77,113,058	$109,958,511	$128,460,406	$37,495,034	$241,527,211	$217,628,914	$94,883,350
Investments in securities, at value	$87,195,934	$111,409,855	$131,540,549	$40,289,913	$233,356,683	$197,487,345	$95,038,005
Cash	—	—	72,034	—	697,113	—	—
Foreign currency, at value (cost $0, $850,112, $286,410, $831, $28,826, $4,881,023 and $0 respectively)	—	852,194	286,740	—	27,920	4,870,748	—
Deposits with brokers (a)	—	—	—	940,282	1,984,162	64,407,628	—
Unrealized appreciation on futures	—	—	—	704,752	—	—	—
Unrealized appreciation on swap contracts	—	—	—	—	59,060	—	—
Premiums paid on swap contracts	—	—	—	—	299,949	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	17,491	—	221,899	—
Receivable for securities sold	536,198	913,996	225,619	—	600,919	—	—
Interest and dividends receivable	11,987	180,737	1,443,212	41,932	1,781,234	520,331	16,404
Receivable for Fund shares sold	31,335	53,079	43,406	12,851	118,005	2,939	21,978
Prepaid expenses and other assets	37,748	35,526	34,868	35,636	40,558	31,350	34,101
Total Assets	87,813,202	113,445,387	133,646,428	42,042,857	238,965,603	267,542,240	95,110,488

Liabilities:
Option contracts written (premiums received $0, $0, $0, $0, $0, $2,088,976, $0)	—	—	—	—	—	1,657,291	—
Securities sold short (proceeds $0, $0, $0, $0, $0, $56,738,832, $0)	—	—	—	—	—	54,626,402	—
Cash overdraft	—	9,215	—	—	—	—	—
Payable for securities purchased	775,593	230,757	738,388	—	—	—	—
Payable for Fund shares redeemed	320	14,402	74,250	300	545,647	211,307	23,190
Payable upon return of securities loaned (Market value of securities on loan $18,560,332, $1,107,684, $4,804,499, $0, $9,423,697, $13,681,201, and $19,772,684 respectively)	18,870,462	1,171,930	4,908,591	—	9,585,508	13,960,747	20,722,245
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	197,037	—	88,469	—
Accrued foreign capital gains tax on appreciated securities	—	666,583	—	—	—	—	—
Distributions payable	—	—	—	—	34,072	54,613	—
Premiums received on swap contracts	—	—	—	—	510,964	—	—
Unrealized depreciation on swap contracts	—	—	—	—	1,291,870	—	—
Unrealized depreciation on futures	—	—	92	8,126	1,329,345	—	—
Payable to adviser	37,877	60,209	68,059	21,984	119,762	105,004	39,471
Payable to sub-adviser	57,636	27,018	105,359	74,179	(1,416)	162,056	6,291
Payable for distribution fees	14,760	9,899	14,383	3,931	18,026	34,678	2,971
Payable to related parties	9,035	15,703	7,419	6,634	20,053	22,239	12,844
Accrued expenses and other liabilities	15,010	42,770	50,221	10,740	20,291	391	20,141
Total Liabilities	19,780,693	2,248,486	5,966,762	322,931	13,474,122	70,923,197	20,827,153

Net Assets	$68,032,509	$111,196,901	$127,679,666	$41,719,926	$225,491,481	$196,619,043	$74,283,335
Net Assets:
Paid in capital	$77,712,490	$130,661,729	$124,029,014	$39,673,316	$243,739,828	$212,259,599	$94,179,752
Accumulated earnings (loss)	(9,679,981)	(19,464,828)	3,650,652	2,046,610	(18,248,347)	(15,640,556)	(19,896,417)
Net Assets	$68,032,509	$111,196,901	$127,679,666	$41,719,926	$225,491,481	$196,619,043	$74,283,335
Net Asset Value Per Share
Class N Shares:
Net Assets	$56,452,221	$93,096,659	$106,871,171	$34,448,587	$194,234,262	$156,486,926	$62,214,248
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,622,403	7,448,874	6,596,955	3,347,310	22,161,682	5,158,124	5,021,295
Net asset value, offering and redemption price per share	$15.58	$12.50	$16.20	$10.29	$8.76	$30.34	$12.39

Class A Shares:
Net Assets	$9,669,941	$16,139,815	$16,821,399	$6,347,091	$27,868,989	$25,817,373	$9,739,347
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	675,451	1,326,175	1,047,162	624,565	3,187,865	895,171	781,730
Net asset value, and redemption price per share *	$14.32	$12.17	$16.06	$10.16	$8.74	$28.84	$12.46
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$15.19	$12.91	$17.04	$10.78	$9.27	$30.60	$13.22

Class C Shares:
Net Assets	$1,910,347	$1,960,427	$3,987,096	$924,248	$3,388,230	$14,314,744	$2,329,740
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	203,349	174,168	266,636	97,497	403,672	686,015	205,775
Net asset value, offering and redemption price per share	$9.39	$11.26	$14.95	$9.48	$8.39	$20.87	$11.32

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2.k. in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2023

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Investment Income:
Interest income	$2,001,912	$7,379,212	$3,127,401	$1,319,058	$62,021	$8,404	$52,533
Dividend income	—	30,782	704,606	—	1,759,670	707,380	401,165
Securities lending income - net	1,812	4,301	29,666	1,424	15,006	15,244	22,553
Less: Foreign withholding taxes	—	—	—	(336)	—	—	(4,528)
Total Investment Income	2,003,724	7,414,295	3,861,673	1,320,146	1,836,697	731,028	471,723

Operating Expenses:
Investment advisory fees	233,985	472,709	286,549	124,258	525,674	202,656	572,325
Sub-advisory fees	140,391	220,598	152,826	93,193	242,619	140,300	308,175
Sub-advisory performance fees	(8,391)	(175,142)	6,360	(33,863)	(101,701)	84,121	(83,953)
Distribution fees- Class A Shares	13,838	22,328	15,703	7,181	28,457	9,337	31,915
Distribution fees- Class C Shares	9,690	23,407	14,137	3,491	19,183	10,553	36,225
Administration fees	72,468	64,548	50,672	54,831	33,487	19,352	36,528
Registration fees	27,769	27,273	28,761	24,051	30,497	28,017	28,365
Transfer agent fees	12,397	18,844	14,380	11,405	16,364	11,405	17,852
Custodian fees	18,844	20,332	4,215	22,315	3,967	2,976	3,968
Printing and postage expense	8,431	15,571	8,927	9,173	8,679	5,082	10,413
Professional fees	8,827	12,096	9,843	8,178	11,727	9,202	11,609
Fund accounting fees	7,019	11,818	7,164	3,107	12,131	4,677	13,207
Chief Compliance Officer fees	1,897	5,799	3,110	1,120	5,359	2,344	5,218
Trustees’ fees	1,499	4,587	2,458	887	4,237	1,854	4,127
Insurance expense	644	1,439	843	509	1,140	619	1,388
Interest expense	125	76,895	1,317	2,695	1,198	4,777	8,810
Third party administrative servicing fees	1,736	4,116	2,628	1,339	5,951	3,223	8,927
Miscellaneous expenses	3,520	9,172	4,090	3,472	5,356	2,976	5,306
Total Operating Expenses	554,689	836,390	613,983	337,342	854,325	543,471	1,020,405
Less: Fees paid indirectly	—	—	—	—	(2,404)	(35,420)	(3,025)
Net Operating Expenses	554,689	836,390	613,983	337,342	851,921	508,051	1,017,380

Net Investment Income (Loss)	1,449,035	6,577,905	3,247,690	982,804	984,776	222,977	(545,657)

Realized and Unrealized Gain (Loss) on Investments, Futures and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	(603,759)	(1,984,425)	(2,385,375)	(1,172,271)	1,687,797	(484,356)	(4,722,992)
Futures	—	—	—	(183,700)	—	—	—
Swap contracts	—	—	—	1,398	—	—	—
Forward foreign currency exchange contracts	—	—	—	(1,109,096)	—	—	—
Net realized gain (loss)	(603,759)	(1,984,425)	(2,385,375)	(2,463,669)	1,687,797	(484,356)	(4,722,992)
Net change in unrealized appreciation (depreciation) on:
Investments	4,280,168	4,410,113	4,890,278	5,498,865	4,830,353	(1,772,668)	38,975,010
Futures	—	—	—	138,480	—	—	—
Swap contracts	—	—	—	(7,554)	—	—	—
Forward foreign currency exchange contracts	—	—	—	(125,019)	—	—	—
Net change in unrealized appreciation (depreciation)	4,280,168	4,410,113	4,890,278	5,504,772	4,830,353	(1,772,668)	38,975,010
Net Realized and Unrealized Gain (Loss)	3,676,409	2,425,688	2,504,903	3,041,103	6,518,150	(2,257,024)	34,252,018

Net Increase (Decrease) in Net Assets Resulting From Operations	$5,125,444	$9,003,593	$5,752,593	$4,023,907	$7,502,926	$(2,034,047)	$33,706,361

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
For the Six Months Ended April 30, 2023

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Investment Income:
Interest income	$52,469	$17,831	$40,480	$397,112	$5,519,698	$386,427	$10,383
Dividend income	139,216	1,359,871	3,827,339	430,137	79,520	12,558,349	1,057,956
Securities lending income - net	22,622	2,034	18,888	3,168	12,885	11,264	48,889
Less: Foreign withholding taxes	(143)	(122,814)	(486,093)	—	—	(140,801)	—
Total Investment Income	214,164	1,256,922	3,400,614	830,417	5,612,103	12,815,239	1,117,228

Operating Expenses:
Investment advisory fees	246,378	369,028	434,982	117,063	763,190	681,089	245,174
Sub-advisory fees	189,522	255,481	434,982	120,299	704,483	628,698	169,736
Sub-advisory performance fees	(111,633)	(173,820)	215,506	6,599	(654,384)	440,113	(125,975)
Distribution fees- Class A Shares	13,946	21,205	23,212	7,001	35,534	34,410	12,193
Distribution fees- Class C Shares	10,377	10,710	20,371	4,617	17,980	74,849	12,280
Administration fees	20,277	33,135	48,916	18,392	56,063	48,727	22,507
Registration fees	27,769	29,356	29,852	29,009	35,456	42,151	28,761
Transfer agent fees	12,397	14,876	17,356	9,421	20,828	21,820	13,389
Custodian fees	4,463	72,400	61,987	3,719	7,935	21,820	2,728
Printing and postage expense	6,695	7,439	8,927	5,951	16,464	27,769	7,562
Professional fees	9,256	10,132	10,864	8,011	13,794	13,249	9,198
Fund accounting fees	5,686	8,516	10,038	2,701	17,612	15,717	5,658
Chief Compliance Officer fees	2,409	3,455	4,330	921	7,828	7,178	2,339
Trustees’ fees	1,904	2,731	3,422	728	6,190	5,676	1,850
Insurance expense	545	906	1,252	181	1,636	1,884	744
Interest expense	172	4,111	9,233	60	709	1,275	2,449
Third party administrative servicing fees	5,455	2,331	4,315	1,488	25,440	9,173	6,943
Dividend expense on short sales	—	—	—	—	—	300,173	—
Broker Fees	—	—	—	—	—	(1,009,209)	—
Miscellaneous expenses	3,473	6,545	6,496	1,736	10,412	9,174	4,463
Total Operating Expenses	449,091	678,537	1,346,041	337,897	1,087,170	1,375,736	421,999
Less: Fees paid indirectly	(7,016)	—	—	—	—	—	—
Net Operating Expenses	442,075	678,537	1,346,041	337,897	1,087,170	1,375,736	421,999

Net Investment Income (Loss)	(227,911)	578,385	2,054,573	492,520	4,524,933	11,439,503	695,229

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions and Forward Foreign Currency Exchange Contracts
Net realized gain (loss) from:
Investments	(3,165,944)	(4,515,939)	1,760,929	(2,054)	(6,162,289)	(3,646,830)	(10,355,595)
Foreign capital gains tax	—	(72,898)	—	—	—	—	—
Futures	—	—	—	39,842	3,027,939	—	—
Purchased options	—	—	—	(185,267)	—	—	—
Securities sold short	—	—	—	—	—	(337,232)	—
Written options	—	—	—	—	—	694,251	—
Swap contracts	—	—	—	—	(1,366,050)	—	—
Forward foreign currency exchange contracts	—	(30,454)	24,036	4,725	—	431,066	—
Options purchased	—	—	—	—	—	(22,856)	—
Net realized gain (loss)	(3,165,944)	(4,619,291)	1,784,965	(142,754)	(4,500,400)	(2,881,601)	(10,355,595)
Net change in unrealized appreciation (depreciation) on:
Investments	7,678,871	19,292,924	20,546,065	892,819	3,855,703	(12,262,225)	9,922,816
Futures	—	—	—	754,703	(5,111,598)	—	—
Purchased options	—	—	—	354,466	—	6,356	—
Securities sold short	—	—	—	—	—	(136,910)	—
Written options	—	—	—	—	—	446,119	—
Swap contracts	—	—	—	—	(264,971)	—	—
Forward foreign currency exchange contracts	—	—	—	(179,546)	—	(463,666)	—
Foreign currency transactions	—	3,883	49,239	(4,554)	2,888	(7,088)	—
Net change in foreign capital gains tax on appreciated securities	—	(148,980)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	7,678,871	19,147,827	20,595,304	1,817,888	(1,517,978)	(12,417,414)	9,922,816
Net Realized and Unrealized Gain (Loss)	4,512,927	14,528,536	22,380,269	1,675,134	(6,018,378)	(15,299,015)	(432,779)

Net Increase (Decrease) in Net Assets Resulting From Operations	$4,285,016	$15,106,921	$24,434,842	$2,167,654	$(1,493,445)	$(3,859,512)	$262,450

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Corporate/Government		Floating Rate		High-Yield		International Opportunity		Large Cap
	Bond Fund		Bond Fund		Bond Fund		Bond Fund		Value Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$1,449,035	$1,217,781	$6,577,905	$9,072,838	$3,247,690	$5,257,988	$982,804	$2,192,290	$984,776	$1,135,691
Net realized gain (loss) from investments, futures, swaps and forward foreign currency exchange contracts	(603,759)	(1,660,818)	(1,984,425)	(4,559,655)	(2,385,375)	(2,996,730)	(2,463,669)	(3,927,814)	1,687,797	2,566,661
Net change in unrealized appreciation (depreciation) on investments, futures, swaps and forward foreign currency exchange contracts	4,280,168	(11,631,856)	4,410,113	(11,957,000)	4,890,278	(13,996,123)	5,504,772	(11,665,905)	4,830,353	(15,094,338)
Net Increase (Decrease) in Net Assets Resulting From Operations	5,125,444	(12,074,893)	9,003,593	(7,443,817)	5,752,593	(11,734,865)	4,023,907	(13,401,429)	7,502,926	(11,391,986)

Distributions to Shareholders From:
Total Distributions Paid
Class N	(1,262,968)	(1,135,544)	(5,588,385)	(8,046,721)	(2,904,324)	(4,285,168)	(1,707,057)	(2,274,698)	(3,794,693)	(8,440,624)
Class A	(164,487)	(118,468)	(716,725)	(1,005,888)	(440,271)	(574,395)	(281,120)	(328,443)	(581,798)	(1,657,189)
Class C	(27,589)	(29,589)	(247,432)	(268,328)	(124,728)	(171,919)	(44,756)	(46,086)	(90,311)	(296,620)
Total Distributions to Shareholders	(1,455,044)	(1,283,601)	(6,552,542)	(9,320,937)	(3,469,323)	(5,031,482)	(2,032,933)	(2,649,227)	(4,466,802)	(10,394,433)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	62,619,275	11,238,241	8,188,400	32,982,082	15,328,883	14,033,946	11,776,466	8,090,496	18,258,217	50,046,025
Class A	9,178,713	1,470,664	1,325,767	5,686,586	2,512,850	2,942,020	1,750,828	1,423,245	3,322,757	8,410,001
Class C	535,872	873,684	117,042	1,290,413	212,497	351,868	131,099	146,032	191,056	613,073
Reinvestment of distributions
Class N	1,259,498	1,132,986	5,561,755	8,013,242	2,893,332	4,272,521	1,703,926	2,273,622	3,775,688	8,418,440
Class A	162,133	116,316	702,108	983,618	424,863	549,551	277,574	323,705	519,222	1,510,268
Class C	21,632	24,043	230,819	255,155	110,482	155,235	44,163	45,503	88,830	295,033
Cost of shares redeemed
Class N	(9,053,863)	(30,502,217)	(52,250,687)	(47,660,452)	(13,435,604)	(24,862,675)	(4,043,790)	(29,901,796)	(25,474,954)	(29,083,278)
Class A	(1,100,116)	(3,408,740)	(8,087,880)	(6,431,427)	(2,090,936)	(2,487,049)	(553,190)	(4,076,825)	(3,200,836)	(10,652,729)
Class C	(385,771)	(665,138)	(1,024,700)	(1,225,094)	(409,396)	(754,635)	(124,134)	(344,420)	(639,205)	(938,835)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	63,237,373	(19,720,161)	(45,237,376)	(6,105,877)	5,546,971	(5,799,218)	10,962,942	(22,020,438)	(3,159,225)	28,617,998

Total Increase (Decrease) in Net Assets	66,907,773	(33,078,655)	(42,786,325)	(22,870,631)	7,830,241	(22,565,565)	12,953,916	(38,071,094)	(123,101)	6,831,579

Net Assets:
Beginning of Year/Period	57,537,618	90,616,273	179,198,253	202,068,884	97,723,869	120,289,434	34,850,092	72,921,186	168,177,902	161,346,323
End of Year/Period	$124,445,391	$57,537,618	$136,411,928	$179,198,253	$105,554,110	$97,723,869	$47,804,008	$34,850,092	$168,054,801	$168,177,902

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Small Cap		Focused Large Cap		Small Cap		Emerging Markets		International
	Value Fund		Growth Fund		Growth Fund		Stock Fund		Stock Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$222,977	$280,929	$(545,657)	$(1,355,776)	$(227,911)	$(613,330)	$578,385	$1,422,810	$2,054,573	$6,408,389
Net realized gain (loss) from investments, foreign capital gain tax and forward foreign currency exchange contracts	(484,356)	5,333,249	(4,722,992)	(5,401,687)	(3,165,944)	(14,831,085)	(4,619,291)	(15,320,034)	1,784,965	(2,390,288)
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and capital gains on appreciated securities	(1,772,668)	(12,058,203)	38,975,010	(81,746,994)	7,678,871	(21,530,117)	19,147,827	(39,195,209)	20,595,304	(46,362,309)
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,034,047)	(6,444,025)	33,706,361	(88,504,457)	4,285,016	(36,974,532)	15,106,921	(53,092,433)	24,434,842	(42,344,208)

Distributions to Shareholders From:
Total Distributions Paid
Class N	(3,813,890)	(8,082,160)	—	(12,138,317)	—	(10,232,676)	(219,990)	(9,680,432)	(4,237,875)	(20,424,436)
Class A	(540,756)	(1,369,856)	—	(2,937,408)	—	(3,441,219)	—	(1,850,179)	(644,994)	(3,680,446)
Class C	(200,590)	(363,568)	—	(1,174,480)	—	(791,503)	—	(279,057)	(140,909)	(794,025)
Total Distributions to Shareholders	(4,555,236)	(9,815,584)	—	(16,250,205)	—	(14,465,398)	(219,990)	(11,809,668)	(5,023,778)	(24,898,907)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	10,549,242	22,822,893	9,078,070	79,275,818	4,689,140	43,544,756	6,953,965	37,156,820	6,128,713	33,424,663
Class A	1,746,039	1,827,469	1,475,012	11,424,283	817,452	6,245,266	763,433	5,529,970	2,835,933	4,607,895
Class C	83,166	523,011	171,481	1,366,792	45,974	443,328	72,541	373,439	65,760	458,875
Reinvestment of distributions
Class N	3,791,875	8,067,916	—	11,836,217	—	10,127,549	219,293	9,673,626	4,202,687	20,345,234
Class A	527,970	1,353,929	—	2,791,471	—	3,122,559	—	1,837,164	640,037	3,636,079
Class C	199,470	361,649	—	1,057,574	—	785,687	—	272,597	138,359	781,476
Redemption fee proceeds
Class A	—	—	—	—	—	—	—	—	—	—
Cost of shares redeemed
Class N	(15,770,941)	(30,122,239)	(33,960,002)	(23,825,971)	(16,831,289)	(13,353,325)	(12,262,562)	(19,820,390)	(31,223,824)	(37,984,597)
Class A	(2,402,399)	(5,447,387)	(4,931,974)	(9,366,435)	(3,579,208)	(7,277,905)	(2,217,733)	(3,239,190)	(7,924,443)	(6,319,472)
Class C	(446,067)	(768,124)	(1,471,007)	(2,305,026)	(463,179)	(503,571)	(410,076)	(504,079)	(738,517)	(986,369)
Net Increase/(Decrease) in Net Assets From Share Transactions of Beneficial Interest	(1,721,645)	(1,380,883)	(29,638,420)	72,254,723	(15,321,110)	43,134,344	(6,881,139)	31,279,957	(25,875,295)	17,963,784

Total Increase (Decrease) in Net Assets	(8,310,928)	(17,640,492)	4,067,941	(32,499,939)	(11,036,094)	(8,305,586)	8,005,792	(33,622,144)	(6,464,231)	(49,279,331)

Net Assets:
Beginning of Year/Period	70,599,982	88,240,474	175,618,886	208,118,825	79,068,603	87,374,189	103,191,109	136,813,253	134,143,897	183,423,228
End of Year/Period	$62,289,054	$70,599,982	$179,686,827	$175,618,886	$68,032,509	$79,068,603	$111,196,901	$103,191,109	$127,679,666	$134,143,897

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Dynamic Macro		Long/Short		Monthly Distribution		Real Estate
	Fund		Credit Fund		Fund		Stock Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022	April 30, 2023	October 31, 2022
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$492,520	$47,985	$4,524,933	$4,703,901	$11,439,503	$(3,703,291)	$695,229	$716,843
Net realized gain (loss) from investments, futures, purchased options, securities sold short, written options, swap contracts and forward foreign currency exchange contracts	(142,754)	(1,110,821)	(4,500,400)	287,776	(2,881,601)	4,818,782	(10,355,595)	(10,844,324)
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options, swap contracts, and foreign currency translations and forward foreign currency exchange contracts	1,817,888	(2,356,465)	(1,517,978)	(11,463,146)	(12,417,414)	787,207	9,922,816	(32,449,422)
Net Increase (Decrease) in Net Assets Resulting From Operations	2,167,654	(3,419,301)	(1,493,445)	(6,471,469)	(3,859,512)	1,902,698	262,450	(42,576,903)

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	(1,629,563)	(6,847,683)	—	—
Class A	—	—	—	—	(255,806)	(1,166,961)	—	—
Class C	—	—	—	—	(195,022)	(849,813)	—	—
Total Distributions Paid
Class N	—	—	(5,897,948)	(8,052,024)	(8,881)	(1,638,444)	(424,646)	(5,499,204)
Class A	—	—	(789,137)	(1,100,569)	(1,396)	(257,202)	(37,364)	(850,102)
Class C	—	—	(94,387)	(147,146)	(1,076)	(196,098)	—	(307,750)
Total Distributions to Shareholders	—	—	(6,781,472)	(9,299,739)	(2,091,744)	(10,956,201)	(462,010)	(6,657,056)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	12,420,402	9,503,028	26,323,151	87,383,682	13,222,757	38,741,266	8,507,540	26,981,312
Class A	2,496,415	1,422,232	3,363,871	15,236,101	1,572,018	4,501,409	1,420,588	3,069,951
Class C	102,250	118,628	142,041	708,042	338,267	1,321,111	153,976	374,346
Reinvestment of distributions
Class N	—	—	5,643,202	7,724,291	6,228,944	8,373,239	417,757	5,403,784
Class A	—	—	762,753	1,051,996	991,230	1,302,583	37,172	842,420
Class C	—	—	84,151	128,693	697,273	882,463	—	306,360
Cost of shares redeemed
Class N	(2,091,765)	(5,459,115)	(37,494,226)	(70,667,342)	(34,266,248)	(84,307,867)	(10,938,798)	(18,789,259)
Class A	(642,725)	(777,634)	(3,133,467)	(15,392,435)	(4,921,988)	(8,760,862)	(1,152,142)	(3,107,857)
Class C	(140,203)	(199,197)	(563,343)	(1,195,736)	(2,168,815)	(4,292,575)	(369,868)	(841,246)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	12,144,374	4,607,942	(4,871,867)	24,977,292	(18,306,562)	(42,239,233)	(1,923,775)	14,239,811

Total Increase (Decrease) in Net Assets	14,312,028	1,188,641	(13,146,784)	9,206,084	(24,257,818)	(51,292,736)	(2,123,335)	(34,994,148)

Net Assets:
Beginning of Year/Period	27,407,898	26,219,257	238,638,265	229,432,181	220,876,861	272,169,597	76,406,670	111,400,818
End of Year/Period	$41,719,926	$27,407,898	$225,491,481	$238,638,265	$196,619,043	$220,876,861	$74,283,335	$76,406,670

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of year/period	$12.01	$14.41	$14.44	$14.02	$13.06	$13.82
Income (loss) from investment operations:
Net investment income*	0.19	0.22	0.19	0.28	0.36	0.34
Net realized and unrealized gain (loss)	0.60	(2.38)	(0.01)	0.44	0.96	(0.74)
Total income (loss) from investment operations	0.79	(2.16)	0.18	0.72	1.32	(0.40)
Less distributions:
Distributions from net investment income	(0.17)	(0.24)	(0.21)	(0.30)	(0.36)	(0.36)
Total distributions	(0.17)	(0.24)	(0.21)	(0.30)	(0.36)	(0.36)
Net asset value, end of year/period	$12.63	$12.01	$14.41	$14.44	$14.02	$13.06
Total return + #	6.63%	(15.12)%	1.23%	5.17%	10.27%	(2.93)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$106,679	$48,744	$78,345	$61,209	$42,730	$41,151
Ratios of expenses to average net assets:	1.13%	1.34%	1.25%	1.24%	1.20%	1.20%
Ratios of net investment income to average net assets:	3.14%	1.67%	1.30%	1.99%	2.68%	2.53%
Portfolio turnover rate (1)	15%	35%	59%	75%	76%	92%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$12.00	$14.39	$14.42	$14.01	$13.04	$13.80	$11.91	$14.28	$14.31	$13.91	$12.95	$13.71
Income (loss) from investment operations:
Net investment income*	0.18	0.19	0.15	0.25	0.33	0.31	0.14	0.13	0.08	0.18	0.26	0.24
Net realized and unrealized gain (loss)	0.59	(2.37)	(0.01)	0.42	0.97	(0.74)	0.60	(2.36)	(0.01)	0.41	0.96	(0.74)
Total income (loss) from investment operations	0.77	(2.18)	0.14	0.67	1.30	(0.43)	0.74	(2.23)	0.07	0.59	1.22	(0.50)
Less distributions:
Distributions from net investment income	(0.16)	(0.21)	(0.17)	(0.26)	(0.33)	(0.33)	(0.13)	(0.14)	(0.10)	(0.19)	(0.26)	(0.26)
Total distributions	(0.16)	(0.21)	(0.17)	(0.26)	(0.33)	(0.33)	(0.13)	(0.14)	(0.10)	(0.19)	(0.26)	(0.26)
Net asset value, end of year/period	$12.61	$12.00	$14.39	$14.42	$14.01	$13.04	$12.52	$11.91	$14.28	$14.31	$13.91	$12.95
Total return + #	6.43%	(15.29)%	0.98%	4.84%	10.09%	(3.17)%	6.21%	(15.68)%	0.49%	4.29%	9.53%	(3.67)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$15,050	$6,376	$9,593	$8,490	$7,510	$5,311	$2,717	$2,418	$2,717	$2,886	$2,672	$2,760
Ratios of expenses to average net assets:	1.38%	1.59%	1.50%	1.49%	1.45%	1.45%	1.88%	2.09%	2.00%	1.99%	1.95%	1.95%
Ratios of net investment income to average net assets:	2.90%	1.42%	1.05%	1.75%	2.41%	2.31%	2.28%	0.96%	0.56%	1.31%	1.92%	1.81%
Portfolio turnover rate (1)	15%	35%	59%	75%	76%	92%	15%	35%	59%	75%	76%	92%

*	The net investment income per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of year/period	$8.44	$9.18	$8.90	$9.36	$9.62	$9.73
Income (loss) from investment operations:
Net investment income*	0.30	0.41	0.27	0.34	0.44	0.40
Net realized and unrealized gain (loss)	0.19	(0.72)	0.32	(0.47)	(0.26)	(0.11)
Total income (loss) from investment operations	0.49	(0.31)	0.59	(0.13)	0.18	0.29
Less distributions:
Distributions from net investment income	(0.37)	(0.43)	(0.31)	(0.33)	(0.44)	(0.40)
Total distributions	(0.37)	(0.43)	(0.31)	(0.33)	(0.44)	(0.40)
Net asset value, end of year/period	$8.56	$8.44	$9.18	$8.90	$9.36	$9.62
Total return + #	5.84%	(3.46)%	6.63%	(1.30)%	1.99%	3.02%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$115,710	$152,134	$173,112	$135,536	$157,757	$164,936
Ratios of expenses to average net assets:	1.00%	1.04%	0.90%	1.00%	1.01%	0.97%
Ratios of net investment income to average net assets:	8.42%	4.67%	2.97%	3.81%	4.60%	4.08%
Portfolio turnover rate (1)	6%	56%	135%	76%	44%	79%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$8.43	$9.17	$8.89	$9.35	$9.61	$9.72	$8.43	$9.18	$8.89	$9.35	$9.62	$9.73
Income (loss) from investment operations:
Net investment income*	0.29	0.39	0.25	0.32	0.41	0.37	0.33	0.35	0.21	0.27	0.37	0.33
Net realized and unrealized gain (loss)	0.19	(0.72)	0.32	(0.47)	(0.25)	(0.11)	0.13	(0.74)	0.32	(0.46)	(0.27)	(0.11)
Total income (loss) from investment operations	0.48	(0.33)	0.57	(0.15)	0.16	0.26	0.46	(0.39)	0.53	(0.19)	0.10	0.22
Less distributions:
Distributions from net investment income	(0.36)	(0.41)	(0.29)	(0.31)	(0.42)	(0.37)	(0.34)	(0.36)	(0.24)	(0.27)	(0.37)	(0.33)
Total distributions	(0.36)	(0.41)	(0.29)	(0.31)	(0.42)	(0.37)	(0.34)	(0.36)	(0.24)	(0.27)	(0.37)	(0.33)
Net asset value, end of year/period	$8.55	$8.43	$9.17	$8.89	$9.35	$9.61	$8.55	$8.43	$9.18	$8.89	$9.35	$9.62
Total return + #	5.71%	(3.70)%	6.39%	(1.56)%	1.74%	2.77%	5.45%	(4.30)%	5.98%	(2.06)%	1.13%	2.26%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$14,790	$20,569	$22,225	$19,705	$21,997	$20,205	$5,912	$6,495	$6,732	$6,800	$8,654	$7,236
Ratios of expenses to average net assets: ^	1.25%	1.29%	1.15%	1.25%	1.26%	1.22%	1.77%	1.80%	1.65%	1.75%	1.76%	1.72%
Ratios of net investment income to average net assets: ^	8.16%	4.44%	2.73%	3.56%	4.36%	3.84%	7.70%	3.95%	2.24%	3.07%	3.86%	3.43%
Portfolio turnover rate (1)	6%	56%	135%	76%	44%	79%	6%	56%	135%	76%	44%	79%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of year/period	$8.00	$9.34	$8.88	$8.97	$8.72	$9.22
Income (loss) from investment operations:
Net investment income*	0.26	0.43	0.38	0.41	0.45	0.44
Net realized and unrealized gain (loss)	0.21	(1.36)	0.46	(0.09)	0.26	(0.51)
Total income (loss) from investment operations	0.47	(0.93)	0.84	0.32	0.71	(0.07)
Less distributions:
Distributions from net investment income	(0.30)	(0.41)	(0.38)	(0.41)	(0.46)	(0.43)
Total distributions	(0.30)	(0.41)	(0.38)	(0.41)	(0.46)	(0.43)
Net asset value, end of year/period	$8.17	$8.00	$9.34	$8.88	$8.97	$8.72
Total return + #	5.92%	(10.09)%	9.54%	3.74%	8.42%	(0.80)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$87,918	$81,243	$101,951	$83,009	$90,262	$94,596
Ratios of expenses to average net assets: ^	1.22%	1.19%	1.17%	1.14%	1.12%	1.12%
Ratios of net investment income to average net assets: ^	6.86%	4.96%	4.07%	4.69%	5.12%	4.84%
Portfolio turnover rate (1)	15%	36%	69%	75%	70%	101%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$8.09	$9.44	$8.97	$9.06	$8.81	$9.29	$7.96	$9.29	$8.83	$8.92	$8.68	$9.17
Income (loss) from investment operations:
Net investment income*	0.28	0.41	0.36	0.39	0.44	0.42	0.23	0.36	0.31	0.34	0.39	0.37
Net realized and unrealized gain (loss)	0.19	(1.37)	0.47	(0.09)	0.25	(0.49)	0.21	(1.34)	0.46	(0.09)	0.25	(0.50)
Total income (loss) from investment operations	0.47	(0.96)	0.83	0.30	0.69	(0.07)	0.44	(0.98)	0.77	0.25	0.64	(0.13)
Less distributions:
Distributions from net investment income	(0.29)	(0.39)	(0.36)	(0.39)	(0.44)	(0.41)	(0.27)	(0.35)	(0.31)	(0.34)	(0.40)	(0.36)
Total distributions	(0.29)	(0.39)	(0.36)	(0.39)	(0.44)	(0.41)	(0.27)	(0.35)	(0.31)	(0.34)	(0.40)	(0.36)
Net asset value, end of year/period	$8.27	$8.09	$9.44	$8.97	$9.06	$8.81	$8.13	$7.96	$9.29	$8.83	$8.92	$8.68
Total return + #	5.85%	(10.32)%	9.29%	3.44%	8.07%	(0.82)%	5.43%	(10.71)%	8.79%	2.95%	7.55%	(1.43)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$13,809	$12,650	$13,592	$12,127	$12,336	$12,393	$3,827	$3,830	$4,746	$4,663	$7,497	$7,392
Ratios of expenses to average net assets: ^	1.47%	1.44%	1.42%	1.39%	1.37%	1.37%	1.97%	1.94%	1.92%	1.89%	1.87%	1.87%
Ratios of net investment income to average net assets: ^	6.62%	4.72%	3.82%	4.44%	4.87%	4.60%	6.07%	4.21%	3.32%	3.93%	4.37%	4.09%
Portfolio turnover rate (1)	15%	36%	69%	75%	70%	101%	15%	36%	69%	75%	70%	101%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of year/period	$6.96	$9.18	$9.05	$9.43	$8.93	$9.32
Income (loss) from investment operations:
Net investment income (loss)*	0.16	0.31	0.21	0.19	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.62	(2.15)	0.15	(0.37)	0.58	(0.35)
Total income (loss) from investment operations	0.78	(1.84)	0.36	(0.18)	0.55	(0.38)
Less distributions:
Distributions from net investment income	(0.36)	(0.38)	(0.23)	(0.11)	(0.04)	—
Distributions from net realized gains	—	(0.00)	—	(0.02)	(0.01)	(0.01)
Tax return of capital	—	—	—	(0.07)	—	—
Total distributions	(0.36)	(0.38)	(0.23)	(0.20)	(0.05)	(0.01)
Net asset value, end of year/period	$7.38	$6.96	$9.18	$9.05	$9.43	$8.93
Total return + #	11.35%	(20.52)%	3.93%	(1.81)%	6.29%	(4.08)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$40,310	$29,209	$62,423	$41,346	$32,927	$31,838
Ratios of expenses to average net assets (including interest expense) (1)	1.56%	1.33%	1.78%	1.36%	1.36%	1.35%
Ratios of net investment income (loss) to average net assets:	4.41%	3.83%	2.21%	2.08%	(0.30)%	(0.35)%
Portfolio turnover rate (2)	24%	58%	40%	138%	109%	45%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$6.89	$9.08	$8.96	$9.34	$8.85	$9.26	$6.70	$8.84	$8.73	$9.11	$8.66	$9.10
Income (loss) from investment operations:
Net investment income (loss)*	0.15	0.29	0.18	0.17	(0.05)	(0.06)	0.13	0.25	0.13	0.10	(0.09)	(0.10)
Net realized and unrealized gain (loss)	0.61	(2.12)	0.14	(0.37)	0.57	(0.34)	0.60	(2.07)	0.14	(0.33)	0.55	(0.33)
Total income (loss) from investment operations	0.76	(1.83)	0.32	(0.20)	0.52	(0.40)	0.73	(1.82)	0.27	(0.23)	0.46	(0.43)
Less distributions:
Distributions from net investment income	(0.35)	(0.36)	(0.20)	(0.09)	(0.02)	—	(0.34)	(0.32)	(0.16)	(0.06)	—	—
Distributions from net realized gains	—	(0.00)	—	(0.02)	(0.01)	(0.01)	—	(0.00)	—	(0.02)	(0.01)	(0.01)
Tax return of capital	—	—	—	(0.07)	—	—	—	—	—	(0.07)	—	—
Total distributions	(0.35)	(0.36)	(0.20)	(0.18)	(0.03)	(0.01)	(0.34)	(0.32)	(0.16)	(0.15)	(0.01)	(0.01)
Net asset value, end of year/period	$7.30	$6.89	$9.08	$8.96	$9.34	$8.85	$7.09	$6.70	$8.84	$8.73	$9.11	$8.66
Total return + #	11.19%	(20.62)%	3.60%	(2.03)%	5.98%	(4.32)%	10.94%	(21.01)%	3.07%	(2.48)%	5.36%	(4.72)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$6,538	$4,787	$9,179	$6,722	$4,357	$3,802	$956	$854	$1,320	$1,180	$1,442	$1,366
Ratios of expenses to average net assets (including interest expense) (3)	1.81%	1.58%	2.03%	1.61%	1.61%	1.60%	2.31%	2.08%	2.53%	2.11%	2.11%	2.10%
Ratios of net investment income (loss) to average net assets:	4.18%	3.61%	1.96%	1.91%	(0.55)%	(0.59)%	3.64%	3.13%	1.44%	1.21%	(1.05)%	(1.10)%
Portfolio turnover rate (2)	24%	58%	40%	138%	109%	45%	24%	58%	40%	138%	109%	45%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout the year/period.

+ Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

# Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1) Ratios of expenses to average net assets (excluding interest expense):	1.56%	1.32%

(2) Not annualized for periods less than one year.

(3) Ratios of expenses to average net assets (excluding interest expense):	1.81%	1.57%					2.31%	2.07%

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of year/period	$16.90	$19.59	$13.58	$14.96	$14.18	$14.16
Income (loss) from investment operations:
Net investment income *	0.11	0.14	0.13	0.17	0.18	0.14
Net realized and unrealized gain (loss)	0.57	(1.57)	6.03	(1.03)	1.29	0.15
Total income (loss) from investment operations	0.68	(1.43)	6.16	(0.86)	1.47	0.29
Less distributions:
Distributions from net investment income	(0.16)	(0.11)	(0.15)	(0.18)	(0.15)	(0.13)
Distributions from net realized gains	(0.33)	(1.15)	—	(0.34)	(0.54)	(0.14)
Total distributions	(0.49)	(1.26)	(0.15)	(0.52)	(0.69)	(0.27)
Net asset value, end of year/period	$17.09	$16.90	$19.59	$13.58	$14.96	$14.18
Total return + #	4.10%	(7.96)%	45.69%	(6.15)%	11.37%	1.98%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$140,561	$141,436	$129,641	$73,557	$61,791	$55,428
Ratios of expenses to average net assets:
Before fees paid indirectly	0.99%	1.26%	1.10%	1.24%	1.14%	1.30%
After fees paid indirectly	0.99%	1.26%	1.10%	1.24%	1.14%	1.30%
Ratios of net investment income to average net assets:
Before fees paid indirectly	1.28%	0.79%	0.72%	1.25%	1.30%	0.94%
After fees paid indirectly	1.28%	0.79%	0.72%	1.25%	1.30%	0.94%
Portfolio turnover rate (1)	16%	23%	33%	43%	44%	45%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$16.78	$19.46	$13.50	$14.87	$14.11	$14.10	$15.74	$18.40	$12.80	$14.17	$13.45	$13.47
Income (loss) from investment operations:
Net investment income (loss)*	0.09	0.09	0.08	0.14	0.15	0.10	0.02	(0.04)	(0.04)	0.03	0.04	(0.01)
Net realized and unrealized gain (loss)	0.56	(1.55)	6.00	(1.03)	1.27	0.15	0.54	(1.47)	5.69	(0.98)	1.23	0.15
Total income (loss) from investment operations	0.65	(1.46)	6.08	(0.89)	1.42	0.25	0.56	(1.51)	5.65	(0.95)	1.27	0.14
Less distributions:
Distributions from net investment income	(0.11)	(0.07)	(0.12)	(0.14)	(0.12)	(0.10)	(0.03)	0.00	(0.05)	(0.08)	(0.01)	(0.02)
Distributions from net realized gains	(0.33)	(1.15)	—	(0.34)	(0.54)	(0.14)	(0.33)	(1.15)	—	(0.34)	(0.54)	(0.14)
Total distributions	(0.44)	(1.22)	(0.12)	(0.48)	(0.66)	(0.24)	(0.36)	(1.15)	(0.05)	(0.42)	(0.55)	(0.16)
Net asset value, end of year/period	$16.99	$16.78	$19.46	$13.50	$14.87	$14.11	$15.94	$15.74	$18.40	$12.80	$14.17	$13.45
Total return + #	3.98%	(8.18)%	45.28%	(6.33)%	11.00%	1.71%	3.63%	(8.90)%	44.20%	(7.05)%	10.24%	1.00%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$23,834	$22,784	$27,023	$16,855	$16,363	$12,525	$3,659	$3,958	$4,683	$3,897	$5,319	$4,167
Ratios of expenses to average net assets:
Before fees paid indirectly	1.24%	1.51%	1.35%	1.49%	1.39%	1.55%	1.99%	2.26%	2.10%	2.24%	2.14%	2.30%
After fees paid indirectly	1.24%	1.51%	1.35%	1.49%	1.39%	1.55%	1.99%	2.26%	2.10%	2.24%	2.14%	2.30%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	1.03%	0.52%	0.47%	1.00%	1.05%	0.70%	0.27%	(0.23)%	(0.27)%	0.23%	0.30%	(0.07)%
After fees paid indirectly	1.03%	0.52%	0.47%	1.00%	1.05%	0.70%	0.27%	(0.23)%	(0.27)%	0.23%	0.30%	(0.07)%
Portfolio turnover rate (1)	16%	23%	33%	43%	44%	45%	16%	23%	33%	43%	44%	45%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019		2018
	(Unaudited)
Net asset value, beginning of year/period	$15.38	$18.65	$11.91	$14.67	$15.72		$17.47
Income (loss) from investment operations:
Net investment income (loss) *	0.07	0.07	0.11	0.10	(0.00	) (a)	0.00	(a)
Net realized and unrealized gain (loss)	(0.68)	(1.27)	6.78	(2.86)	0.65		0.10	(b)
Total income (loss) from investment operations	(0.61)	(1.20)	6.89	(2.76)	0.65		0.10
Less distributions:
Distributions from net investment income	(0.01)	(0.09)	(0.14)	—	—		(0.04)
Distributions from net realized gains	(1.16)	(1.98)	(0.01)	—	(1.70)		(1.81)
Total distributions	(1.17)	(2.07)	(0.15)	—	(1.70)		(1.85)
Net asset value, end of year/period	$13.60	$15.38	$18.65	$11.91	$14.67		$15.72
Total return + #	(4.06)%	(7.65)%	58.16%	(18.81)%	6.15%		0.37%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$52,998	$59,955	$72,651	$42,444	$43,564		$37,248
Ratios of expenses to average net assets:
Before fees paid indirectly	1.57%	1.67%	1.05%	1.26%	1.72%		1.54%
After fees paid indirectly	1.46%	1.61%	1.05%	1.17%	1.72%		1.54%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.78%	0.34%	0.67%	0.72%	(0.01)%		0.01%
After fees paid indirectly	0.89%	0.41%	0.67%	0.81%	(0.01)%		0.01%
Portfolio turnover rate (1)	45%	83%	87%	135%	85%		101%

	Class A								Class C
	Six Months Ended	Year Ended October 31,							Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019		2018		April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)								(Unaudited)

Net asset value, beginning of year/period	$15.07	$18.31	$11.70	$14.45	$15.55		$17.31		$12.60	$15.70	$10.05	$12.51	$13.81	$15.67
Income (loss) from investment operations:
Net investment income (loss) *	0.05	0.03	0.08	0.07	(0.04)		(0.04)		(0.01)	(0.08)	(0.04)	(0.02)	(0.12)	(0.15)
Net realized and unrealized gain (loss)	(0.66)	(1.24)	6.65	(2.82)	0.64		0.09	(b)	(0.53)	(1.04)	5.72	(2.44)	0.52	0.10 (b)
Total income (loss) from investment operations	(0.61)	(1.21)	6.73	(2.75)	0.60		0.05		(0.54)	(1.12)	5.68	(2.46)	0.40	(0.05)
Less distributions:
Distributions from net investment income	—	(0.05)	(0.11)	—	—		(0.00	) (a)	—	—	(0.02)	—	—	—
Distributions from net realized gains	(1.16)	(1.98)	(0.01)	—	(1.70)		(1.81)		(1.16)	(1.98)	(0.01)	—	(1.70)	(1.81)
Total distributions	(1.16)	(2.03)	(0.12)	—	(1.70)		(1.81)		(1.16)	(1.98)	(0.03)	—	(1.70)	(1.81)
Net asset value, end of year/period	$13.30	$15.07	$18.31	$11.70	$14.45		$15.55		$10.90	$12.60	$15.70	$10.05	$12.51	$13.81
Total return + #	(4.16)%	(7.86)%	57.71%	(19.03)%	5.85%		0.08%		(4.51)%	(8.62)%	56.55%	(19.66)%	5.06%	(0.63)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$7,414	$8,331	$12,795	$8,955	$9,848		$7,869		$1,878	$2,314	$2,794	$2,064	$2,835	$2,139
Ratios of expenses to average net assets:
Before fees paid indirectly	1.82%	1.92%	1.30%	1.51%	1.97%		1.79%		2.57%	2.67%	2.05%	2.26%	2.72%	2.54%
After fees paid indirectly	1.71%	1.86%	1.30%	1.42%	1.97%		1.79%		2.46%	2.61%	2.05%	2.17%	2.72%	2.54%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly	0.52%	0.12%	0.46%	0.46%	(0.26)%		(0.26)%		(0.21)%	(0.67)%	(0.31)%	(0.29)%	(1.01)%	(1.04)%
After fees paid indirectly	0.63%	0.17%	0.46%	0.55%	(0.26)%		(0.26)%		(0.10)%	(0.61)%	(0.31)%	(0.20)%	(1.01)%	(1.04)%
Portfolio turnover rate (1)	45%	83%	87%	135%	85%		101%		45%	83%	87%	135%	85%	101%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net assets may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of year/period	$24.57	$43.94	$33.67	$24.24	$22.50	$19.37
Income (loss) from investment operations:
Net investment loss*	(0.08)	(0.20)	(0.36)	(0.32)	(0.25)	(0.22)
Net realized and unrealized gain (loss)	5.19	(15.89)	11.47	10.58	3.69	3.53
Total income (loss) from investment operations	5.11	(16.09)	11.11	10.26	3.44	3.31
Less distributions:
Distributions from net realized gains	—	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)
Total distributions	—	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)
Net asset value, end of year/period	$29.68	$24.57	$43.94	$33.67	$24.24	$22.50
Total return + #	20.80%	(39.47)%	33.44%	43.39%	17.19%	17.24%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$146,061	$143,425	$156,938	$108,816	$74,714	$59,424
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.08%	1.01%	1.12%	1.30%	1.33%	1.30%
After fee waivers and fees paid indirectly	1.08%	1.01%	1.12%	1.30%	1.33%	1.29%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(0.54)%	(0.67)%	(0.92)%	(1.08)%	(1.06)%	(1.01)%
After fee waivers and fees paid indirectly	(0.54)%	(0.67)%	(0.92)%	(1.08)%	(1.06)%	(1.01)%
Portfolio turnover rate (1)	8%	9%	27%	17%	28%	25%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)
Net asset value, beginning of year/period	$23.77	$42.73	$32.84	$23.71	$22.11	$19.08	$21.56	$39.33	$30.51	$22.25	$21.00	$18.27
Income (loss) from investment operations:
Net investment loss*	(0.11)	(0.28)	(0.45)	(0.38)	(0.30)	(0.28)	(0.16)	(0.46)	(0.68)	(0.55)	(0.44)	(0.42)
Net realized and unrealized gain (loss)	5.02	(15.40)	11.18	10.34	3.60	3.49	4.51	(14.03)	10.34	9.64	3.39	3.33
Total income (loss) from investment operations	4.91	(15.68)	10.73	9.96	3.30	3.21	4.35	(14.49)	9.66	9.09	2.95	2.91
Less distributions:
Distributions from net realized gains	—	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)	—	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)
Total distributions	—	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)	—	(3.28)	(0.84)	(0.83)	(1.70)	(0.18)
Net asset value, end of year/period	$28.68	$23.77	$42.73	$32.84	$23.71	$22.11	$25.91	$21.56	$39.33	$30.51	$22.25	$21.00
Total return + #	20.66%	(39.62)%	33.13%	43.09%	16.84%	16.98%	20.18%	(40.07)%	32.13%	41.97%	16.00%	16.08%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$26,090	$24,711	$37,270	$31,205	$24,131	$15,031	$7,536	$7,483	$13,911	$10,414	$8,314	$6,844
Ratios of expenses to average net assets:
Before fee waivers and fees paid indirectly	1.33%	1.26%	1.37%	1.55%	1.58%	1.55%	2.08%	2.01%	2.12%	2.30%	2.33%	2.30%
After fee waivers and fees paid indirectly	1.33%	1.26%	1.37%	1.55%	1.58%	1.54%	2.08%	2.01%	2.12%	2.30%	2.33%	2.29%
Ratios of net investment loss to average net assets:
Before fee waivers and fees paid indirectly	(0.79)%	(0.93)%	(1.17)%	(1.34)%	(1.32)%	(1.26)%	(1.54)%	(1.69)%	(1.92)%	(2.08)%	(2.06)%	(2.01)%
After fee waivers and fees paid indirectly	(0.79)%	(0.93)%	(1.17)%	(1.34)%	(1.32)%	(1.26)%	(1.54)%	(1.69)%	(1.92)%	(2.08)%	(2.06)%	(2.01)%
Portfolio turnover rate (1)	8%	9%	27%	17%	28%	25%	8%	9%	27%	17%	28%	25%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
Net asset value, beginning of year/period	$14.73	$27.93	$21.62	$16.00	$20.28	$20.31
Income (loss) from investment operations:
Net investment loss*	(0.05)	(0.12)	(0.38)	(0.23)	(0.23)	(0.27)
Net realized and unrealized gain (loss) (a)	0.90	(9.04)	10.50	6.15	(0.25)	3.20
Total income (loss) from investment operations	0.85	(9.16)	10.12	5.92	(0.48)	2.93
Less distributions:
Distributions from net investment income	—	(0.19)	(0.28)	(0.05)	—	—
Distributions from net realized gains	—	(3.85)	(3.53)	(0.25)	(3.80)	(2.96)
Total distributions	—	(4.04)	(3.81)	(0.30)	(3.80)	(2.96)
Net asset value, end of year/period	$15.58	$14.73	$27.93	$21.62	$16.00	$20.28
Total return + #	5.84%	(37.42)%	49.28%	37.55%	1.36%	16.02%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$56,452	$65,064	$63,287	$42,792	$37,340	$33,882
Ratios of expenses to average net assets:
Before fees paid indirectly	1.12%	1.17%	1.83%	1.78%	1.90%	1.94%
After fees paid indirectly	1.10%	1.14%	1.83%	1.75%	1.88%	1.93%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(0.56)%	(0.72)%	(1.47)%	(1.34)%	(1.36)%	(1.31)%
After fees paid indirectly	(0.54)%	(0.70)%	(1.47)%	(1.31)%	(1.34)%	(1.29)%
Portfolio turnover rate (1)	54%	92%	111%	178%	169%	190%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$13.55	$26.04	$20.36	$15.09	$19.42	$19.62	$8.93	$18.62	$15.39	$11.54	$16.00	$16.77
Income (loss) from investment operations:
Net investment loss*	(0.05)	(0.17)	(0.42)	(0.26)	(0.25)	(0.31)	(0.06)	(0.19)	(0.44)	(0.29)	(0.29)	(0.37)
Net realized and unrealized gain (loss) (a)	0.82	(8.34)	9.86	5.80	(0.28)	3.07	0.52	(5.64)	7.33	4.39	(0.37)	2.56
Total income (loss) from investment operations	0.77	(8.51)	9.44	5.54	(0.53)	2.76	0.46	(5.83)	6.89	4.10	(0.66)	2.19
Less distributions:
Distributions from net investment income	—	(0.13)	(0.23)	(0.02)	—	—	—	(0.01)	(0.13)	—	—	—
Distributions from net realized gains	—	(3.85)	(3.53)	(0.25)	(3.80)	(2.96)	—	(3.85)	(3.53)	(0.25)	(3.80)	(2.96)
Total distributions	—	(3.98)	(3.76)	(0.27)	(3.80)	(2.96)	—	(3.86)	(3.66)	(0.25)	(3.80)	(2.96)
Net asset value, end of year/period	$14.32	$13.55	$26.04	$20.36	$15.09	$19.42	$9.39	$8.93	$18.62	$15.39	$11.54	$16.00
Total return + #	5.68%	(37.55)%	48.93%	37.18%	1.11%	15.69%	5.26%	(37.99)%	47.87%	36.10%	0.36%	14.84%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$9,670	$11,795	$20,357	$12,750	$10,797	$10,799	$1,910	$2,210	$3,730	$2,619	$2,440	$2,720
Ratios of expenses to average net assets:
Before fees paid indirectly	1.37%	1.42%	2.08%	2.03%	2.15%	2.19%	2.12%	2.17%	2.83%	2.78%	2.90%	2.94%
After fees paid indirectly	1.35%	1.39%	2.08%	2.00%	2.13%	2.18%	2.10%	2.14%	2.83%	2.75%	2.88%	2.93%
Ratios of net investment loss to average net assets:
Before fees paid indirectly	(0.80)%	(0.97)%	(1.72)%	(1.57)%	(1.61)%	(1.56)%	(1.56)%	(1.72)%	(2.47)%	(2.32)%	(2.37)%	(2.30)%
After fees paid indirectly	(0.78)%	(0.95)%	(1.72)%	(1.54)%	(1.59)%	(1.55)%	(1.54)%	(1.70)%	(2.47)%	(2.29)%	(2.35)%	(2.29)%
Portfolio turnover rate (1)	54%	92%	111%	178%	169%	190%	54%	92%	111%	178%	169%	190%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2019 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)

Net asset value, beginning of year/period	$10.93	$18.76	$15.70	$14.27	$12.85	$15.94
Income (loss) from investment operations:
Net investment income (loss) *	0.07	0.17	0.04	(0.03)	0.19	0.27
Net realized and unrealized gain (loss)	1.53	(6.41)	3.05	1.59	1.48	(3.20)
Total income (loss) from investment operations	1.60	(6.24)	3.09	1.56	1.67	(2.93)
Less distributions:
Distributions from net investment income	—	(0.25)	(0.03)	(0.13)	(0.25)	(0.16)
Distributions from net realized gains	(0.03)	(1.34)	—	—	—	—
Total distributions	(0.03)	(1.59)	(0.03)	(0.13)	(0.25)	(0.16)
Net asset value, end of year/period	$12.50	$10.93	$18.76	$15.70	$14.27	$12.85
Total return + #	14.74%	(36.02)%	19.67%	10.94%	13.29%	(18.57)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$93,097	$85,825	$112,290	$70,868	$59,931	$53,261
Ratios of expenses to average net assets:	1.14%	1.03%	1.67%	1.86%	1.61%	1.19%
Ratios of net investment income (loss) to average net assets:	1.08%	1.23%	0.19%	(0.19)%	1.42%	1.79%
Portfolio turnover rate (1)	28%	64%	77%	113%	129%	66%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$10.63	$18.29	$15.32	$13.94	$12.56	$15.58	$9.87	$17.07	$14.41	$13.16	$11.85	$14.74
Income (loss) from investment operations:
Net investment income (loss)*	0.05	0.13	(0.02)	(0.06)	0.16	0.23	0.01	0.02	(0.15)	(0.16)	0.05	0.11
Net realized and unrealized gain (loss)	1.49	(6.24)	2.99	1.54	1.44	(3.13)	1.38	(5.81)	2.81	1.45	1.38	(2.94)
Total income (loss) from investment operations	1.54	(6.11)	2.97	1.48	1.60	(2.90)	1.39	(5.79)	2.66	1.29	1.43	(2.83)
Less distributions:
Distributions from net investment income	—	(0.21)	—	(0.10)	(0.22)	(0.12)	—	(0.07)	—	(0.04)	(0.12)	(0.06)
Distributions from net realized gains	—	(1.34)	—	—	—	—	—	(1.34)	—	—	—	—
Total distributions	—	(1.55)	—	(0.10)	(0.22)	(0.12)	—	(1.41)	—	(0.04)	(0.12)	(0.06)
Net asset value, end of year/period	$12.17	$10.63	$18.29	$15.32	$13.94	$12.56	$11.26	$9.87	$17.07	$14.41	$13.16	$11.85
Total return + #	14.60%	(36.18)%	19.39%	10.58%	12.98%	(18.73)%	14.20%	(36.66)%	18.46%	9.78%	12.18%	(19.30)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$16,140	$15,367	$21,174	$14,864	$12,106	$9,662	$1,960	$1,999	$3,349	$3,005	$3,463	$3,163
Ratios of expenses to average net assets:	1.39%	1.28%	1.92%	2.11%	1.86%	1.44%	2.14%	2.03%	2.67%	2.86%	2.61%	2.19%
Ratios of net investment income (loss) to average net assets:	0.82%	0.96%	(0.08)%	(0.43)%	1.17%	1.54%	0.09%	0.15%	(0.87)%	(1.22)%	0.41%	0.77%
Portfolio turnover rate (1)	28%	64%	77%	113%	129%	66%	28%	64%	77%	113%	129%	66%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of year/period	$14.07	$21.10	$15.26	$15.51	$15.61	$17.54
Income (loss) from investment operations:
Net investment income *	0.25	0.66	0.30	0.15	0.34	0.21
Net realized and unrealized gain (loss) !	2.49	(4.87)	5.70	(0.06)	0.62	(1.39)
Total income (loss) from investment operations	2.74	(4.21)	6.00	0.09	0.96	(1.18)
Less distributions:
Distributions from net investment income	(0.61)	(0.40)	(0.15)	(0.34)	(0.18)	(0.26)
Distributions from net realized gains	—	(2.42)	(0.01)	—	(0.88)	(0.49)
Total distributions	(0.61)	(2.82)	(0.16)	(0.34)	(1.06)	(0.75)
Net asset value, end of year/period	$16.20	$14.07	$21.10	$15.26	$15.51	$15.61
Total return + #	20.04%	(23.01)%	39.45%	0.45%	7.08%	(7.08)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$106,871	$106,871	$150,922	$96,239	$101,505	$89,401
Ratios of expenses to average net assets:
Before fees paid indirectly	1.95%	1.53%	1.92%	1.71%	1.43%	1.67%
After fees paid indirectly	1.95%	1.53%	1.92%	1.71%	1.43%	1.67%
Ratios of net investment income to average net assets:
Before fees paid indirectly	3.19%	4.03%	1.47%	0.98%	2.28%	1.24%
After fees paid indirectly	3.19%	4.03%	1.47%	0.98%	2.28%	1.24%
Portfolio turnover rate (1)	29%	91%	131%	156%	100%	113%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$13.93	$20.92	$15.13	$15.38	$15.49	$17.42	$12.98	$19.66	$14.25	$14.55	$14.68	$16.59
Income (loss) from investment operations:
Net investment income (loss)*	0.22	0.60	0.23	0.11	0.30	0.17	0.16	0.44	0.08	(0.02)	0.18	0.04
Net realized and unrealized gain (loss) !	2.48	(4.82)	5.68	(0.06)	0.61	(1.38)	2.30	(4.50)	5.34	(0.05)	0.59	(1.31)
Total income (loss) from investment operations	2.70	(4.22)	5.91	0.05	0.91	(1.21)	2.46	(4.06)	5.42	(0.07)	0.77	(1.27)
Less distributions:
Distributions from net investment income	(0.57)	(0.35)	(0.11)	(0.30)	(0.14)	(0.23)	(0.49)	(0.20)	—	(0.23)	(0.02)	(0.15)
Distributions from net realized gains	—	(2.42)	(0.01)	—	(0.88)	(0.49)	—	(2.42)	(0.01)	—	(0.88)	(0.49)
Total distributions	(0.57)	(2.77)	(0.12)	(0.30)	(1.02)	(0.72)	(0.49)	(2.62)	(0.01)	(0.23)	(0.90)	(0.64)
Net asset value, end of year/period	$16.06	$13.93	$20.92	$15.13	$15.38	$15.49	$14.95	$12.98	$19.66	$14.25	$14.55	$14.68
Total return + #	19.85%	(23.23)%	39.15%	0.24%	6.78%	(7.30)%	19.36%	(23.78)%	38.04%	(0.55)%	6.03%	(8.03)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$16,821	$18,638	$26,672	$20,938	$22,499	$18,250	$3,987	$3,936	$5,830	$4,754	$6,409	$5,764
Ratios of expenses to average net assets:
Before fees paid indirectly	2.20%	1.78%	2.17%	1.96%	1.68%	1.92%	2.95%	2.53%	2.92%	2.71%	2.43%	2.67%
After fees paid indirectly	2.20%	1.78%	2.17%	1.96%	1.68%	1.92%	2.95%	2.53%	2.92%	2.71%	2.43%	2.67%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly	2.81%	3.70%	1.17%	0.71%	2.04%	1.01%	2.19%	2.89%	0.43%	(0.11)%	1.26%	0.22%
After fees paid indirectly	2.81%	3.70%	1.17%	0.71%	2.04%	1.01%	2.19%	2.89%	0.43%	(0.11)%	1.26%	0.22%
Portfolio turnover rate (1)	29%	91%	131%	156%	100%	113%	29%	91%	131%	156%	100%	113%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020		2019	2018

Net asset value, beginning of year/period	$9.73	$11.22	$10.00	$10.08		$9.53	$10.18
Income (loss) from investment operations:
Net investment income (loss) *	0.14	0.03	(0.14)	(0.00	) (a)	0.12	0.02
Net realized and unrealized gain (loss)	0.42	(1.52)	1.44	(0.08)		0.65	(0.67)
Total income (loss) from investment operations	0.56	(1.49)	1.30	(0.08)		0.77	(0.65)
Less distributions:
Distributions from net investment income	—	—	(0.08)	—		(0.17)	—
Tax return of capital	—	—	—	—		(0.05)	—
Total distributions	—	—	(0.08)	—		(0.22)	—
Net asset value, end of year/period	$10.29	$9.73	$11.22	$10.00		$10.08	$9.53
Total return + #	5.76%	(13.28)%	13.05%	(0.79)%		8.35%	(6.39)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$34,449	$22,330	$21,043	$23,680		$32,074	$35,638
Ratios of expenses to average net assets:	1.80%	1.88%	2.06%	1.69%		1.54%	1.80%
Ratios of net investment income (loss) to average net assets:	2.79%	0.26%	(1.26)%	(0.02)%		1.29%	0.20%
Portfolio turnover rate (1)	159%	76%	12%	187%		28%	11%

	Class A								Class C
	Six Months Ended	Year Ended October 31,							Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020		2019	2018		April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)								(Unaudited)
Net asset value, beginning of year/period	$9.61	$11.11	$9.90	$10.00		$9.46	$10.12		$9.00	$10.49	$9.37	$9.55	$9.03	$9.74
Income (loss) from investment operations:
Net investment income (loss) *	0.12	0.00 (a)	(0.16)	(0.03)		0.10	0.00	(a)	0.11	(0.07)	(0.23)	(0.10)	0.02	(0.08)
Net realized and unrealized gain (loss)	0.43	(1.50)	1.41	(0.07)		0.64	(0.66)		0.37	(1.42)	1.35	(0.08)	0.63	(0.63)
Total income (loss) from investment operations	0.55	(1.50)	1.25	(0.10)		0.74	(0.66)		0.48	(1.49)	1.12	(0.18)	0.65	(0.71)
Less distributions:
Distributions from net investment income	—	—	(0.04)	—		(0.15)	—		—	—	—	—	(0.08)	—
Tax return of capital	—	—	—	—		(0.05)	—		—	—	—	—	(0.05)	—
Total distributions	—	—	(0.04)	—		(0.20)	—		—	—	—	—	(0.13)	—
Net asset value, end of year/period	$10.16	$9.61	$11.11	$9.90		$10.00	$9.46		$9.48	$9.00	$10.49	$9.37	$9.55	$9.03
Total return + #	5.72%	(13.50)%	12.62%	(1.00)%		8.04%	(6.52)%		5.33%	(14.20)%	11.95%	(1.88)%	7.31%	(7.29)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$6,347	$4,166	$4,030	$5,078		$7,713	$7,918		$924	$912	$1,146	$1,284	$1,927	$1,696
Ratios of expenses to average net assets:	2.05%	2.13%	2.31%	1.94%		1.79%	2.05%		2.80%	2.88%	3.06%	2.69%	2.54%	2.80%
Ratios of net investment income (loss) to average net assets:	2.53%	0.04%	(1.48)%	(0.26)%		1.03%	0.00	% (b)	2.38%	(0.68)%	(2.29)%	(1.04)%	0.20%	(0.84)%
Portfolio turnover rate (1)	159%	76%	12%	187%		28%	11%		159%	76%	12%	187%	28%	11%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Represents less than 0.01%.

(1)	Annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of year/period	$9.08	$9.70	$9.55	$9.36	$9.19	$8.68
Income (loss) from investment operations:
Net investment income*	0.18	0.19	0.06	0.13	0.24	0.23
Net realized and unrealized gain (loss)	(0.24)	(0.43)	0.32	0.26	0.24	0.49
Total income (loss) from investment operations	(0.06)	(0.24)	0.38	0.39	0.48	0.72
Less distributions:
Distributions from net investment income	(0.17)	(0.20)	(0.07)	(0.15)	(0.31)	(0.21)
Distributions from net realized gains	(0.09)	(0.18)	(0.16)	(0.05)	—	—
Total distributions	(0.26)	(0.38)	(0.23)	(0.20)	(0.31)	(0.21)
Net asset value, end of year/period	$8.76	$9.08	$9.70	$9.55	$9.36	9.19
Total return + #	(0.72)%	(2.57)%	4.00%	4.23%	5.31%	8.42%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$194,234	$206,875	$195,874	$110,215	$67,276	$36,055
Ratios of expenses to average net assets: ^	0.89%	0.97%	1.82%	1.43%	1.24%	1.44%
Ratios of net investment income to average net assets: ^	3.89%	2.02%	0.67%	1.41%	2.60%	2.52%
Portfolio turnover rate (1)	48%	216%	343%	519%	426%	275%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$9.06	$9.68	$9.53	$9.33	$9.17	$8.66	$8.72	$9.34	$9.24	$9.08	$8.94	$8.46
Income (loss) from investment operations:
Net investment income (loss)*	0.16	0.16	0.04	0.11	0.22	0.19	0.11	0.09	(0.03)	0.05	0.15	0.11
Net realized and unrealized gain (loss)	(0.23)	(0.43)	0.32	0.26	0.22	0.50	(0.22)	(0.41)	0.30	0.24	0.23	0.49
Total income (loss) from investment operations	(0.07)	(0.27)	0.36	0.37	0.44	0.69	(0.11)	(0.32)	0.27	0.29	0.38	0.60
Less distributions:
Distributions from net investment income	(0.16)	(0.17)	(0.05)	(0.12)	(0.28)	(0.18)	(0.13)	(0.12)	(0.01)	(0.08)	(0.24)	(0.12)
Distributions from net realized gains	(0.09)	(0.18)	(0.16)	(0.05)	—	—	(0.09)	(0.18)	(0.16)	(0.05)	—	—
Total distributions	(0.25)	(0.35)	(0.21)	(0.17)	(0.28)	(0.18)	(0.22)	(0.30)	(0.17)	(0.13)	(0.24)	(0.12)
Net asset value, end of year/period	$8.74	$9.06	$9.68	$9.53	$9.33	$9.17	$8.39	$8.72	$9.34	$9.24	$9.08	$8.94
Total return + #	(0.84)%	(2.82)%	3.77%	4.09%	4.95%	8.10%	(1.25)%	(3.45)%	2.89%	3.24%	4.34%	7.21%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$27,869	$27,906	$29,040	$17,123	$11,087	$6,265	$3,388	$3,858	$4,518	$3,852	$4,077	$3,145
Ratios of expenses to average net assets: ^	1.06%	1.22%	2.07%	1.68%	1.48%	1.69%	1.89%	1.98%	2.82%	2.43%	2.22%	2.44%
Ratios of net investment income (loss) to average net assets: ^	3.73%	1.75%	0.41%	1.21%	2.36%	2.13%	2.88%	1.01%	(0.37)%	0.53%	1.63%	1.22%
Portfolio turnover rate (1)	48%	216%	343%	519%	426%	275%	216%	216%	343%	519%	426%	275%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)
Net asset value, beginning of year/period	$31.15	$32.18	$32.75	$33.88	$34.84	$36.71
Income (loss) from investment operations:
Net investment income (loss)*	1.46	(0.45)	(0.28)	(0.21)	(0.13)	0.09
Net realized and unrealized gain (loss)	(1.10)	0.80	0.79	0.33	1.02	(0.25)
Total income (loss) from investment operations	0.36	0.35	0.51	0.12	0.89	(0.16)
Less distributions:
Distributions from net investment income	(0.04)	—	(0.71)	(0.30)	—	—
Distributions from net realized gains	—	(0.25)	—	—	—	(0.35)
Tax return of capital	(1.13)	(1.13)	(0.37)	(0.95)	(1.85)	(1.36)
Total distributions	(1.17)	(1.38)	(1.08)	(1.25)	(1.85)	(1.71)
Net asset value, end of year/period	$30.34	$31.15	$32.18	$32.75	$33.88	$34.84
Total return + #	1.19%	1.11%	1.54%	0.37%	2.61%	(0.45)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$156,487	$175,703	$219,703	$160,250	$183,319	$201,405
Ratios of expenses to average net assets:
After waivers	1.90%	2.52%	1.90%	1.81%	2.62%	2.16%
Dividends/borrowings on short sales	0.68%	0.39%	0.81%	0.69%	1.24%	1.10%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.22%	2.13%	1.09%	1.13%	1.38%	1.06%
After fee waivers	1.22%	2.13%	1.09%	1.13%	1.38%	1.06%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	11.03%	(1.41)%	(0.84)%	(0.62)%	(0.39)%	0.25%
After fee waivers	11.03%	(1.41)%	(0.84)%	(0.62)%	(0.39)%	0.25%
Portfolio turnover rate (1)	83%	221%	339%	605%	496%	453%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$29.70	$30.83	$31.49	$32.71	$33.77	$35.73	$21.89	$23.26	$24.19	$25.60	$27.02	$29.15
Income (loss) from investment operations:
Net investment income (loss)*	1.42	(0.46)	(0.44)	(0.30)	(0.21)	0.00 (a)	0.97	(0.52)	(0.55)	(0.43)	(0.36)	(0.21)
Net realized and unrealized gain (loss)	(1.11)	0.71	0.86	0.33	1.00	(0.25)	(0.82)	0.53	0.70	0.27	0.79	(0.21)
Total income (loss) from investment operations	0.31	0.25	0.42	0.03	0.79	(0.25)	0.15	0.01	0.15	(0.16)	0.43	(0.42)
Less distributions:
Distributions from net investment income	(0.04)	—	(0.71)	(0.30)	—	—	(0.04)	—	(0.71)	(0.30)	—	—
Distributions from net realized gains	—	(0.25)	—	—	—	(0.35)	—	(0.25)	—	—	—	(0.35)
Tax return of capital	(1.13)	(1.13)	(0.37)	(0.95)	(1.85)	(1.36)	(1.13)	(1.13)	(0.37)	(0.95)	(1.85)	(1.36)
Total distributions	(1.17)	(1.38)	(1.08)	(1.25)	(1.85)	(1.71)	(1.17)	(1.38)	(1.08)	(1.25)	(1.85)	(1.71)
Net asset value, end of year/period	$28.84	$29.70	$30.83	$31.49	$32.71	$33.77	$20.87	$21.89	$23.26	$24.19	$25.60	$27.02
Total return + #	1.08%	0.83%	1.25%	0.10%	2.39%	(0.72)%	0.73%	0.05%	0.54%	(0.63)%	1.63%	(1.48)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$25,817	$28,997	$33,155	$33,157	$42,052	$42,980	$14,315	$16,177	$19,311	$23,171	$33,913	$34,664
Ratios of expenses to average net assets:
After waivers	2.15%	2.77%	2.16%	2.06%	2.87%	2.41%	2.90%	3.52%	2.93%	2.81%	3.62%	3.16%
Dividends/borrowings on short sales	0.68%	0.39%	0.81%	0.68%	1.24%	1.10%	0.68%	0.39%	0.81%	0.68%	1.23%	1.10%
Excluding dividends/borrowings on short sales:
Before fee waivers	1.47%	2.38%	1.35%	1.38%	1.63%	1.31%	2.22%	3.13%	2.12%	2.12%	2.39%	2.06%
After fee waivers	1.47%	2.38%	1.35%	1.38%	1.63%	1.31%	2.22%	3.13%	2.12%	2.12%	2.39%	2.06%
Ratios of net investment income (loss) to average net assets:
Before fee waivers	10.78%	(1.53)%	(1.39)%	(0.94)%	(0.63)%	0.01%	10.03%	(2.32)%	(2.28)%	(1.74)%	(1.38)%	(0.73)%
After fee waivers	10.78%	(1.53)%	(1.39)%	(0.94)%	(0.63)%	0.01%	10.03%	(2.32)%	(2.28)%	(1.74)%	(1.38)%	(0.73)%
Portfolio turnover rate (1)	83%	221%	339%	605%	496%	453%	83%	221%	339%	605%	496%	453%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each year/period.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018
Net asset value, beginning of year/period	$12.47	$21.36	$17.34	$18.68	$15.35	$15.66
Income (loss) from investment operations:
Net investment income (loss) *	0.13	0.14	(0.02)	0.11	0.30	0.28
Net realized and unrealized gain (loss) !	(0.13)	(7.74)	5.52	(0.14)	3.32	(0.35)
Total income (loss) from investment operations	0.00	(7.60)	5.50	(0.03)	3.62	(0.07)
Less distributions:
Distributions from net investment income	—	—	—	(0.31)	(0.29)	(0.12)
Distributions from net realized gains	(0.08)	(1.29)	(1.48)	(1.00)	—	(0.12)
Total distributions	(0.08)	(1.29)	(1.48)	(1.31)	(0.29)	(0.24)
Net asset value, end of year/period	$12.39	$12.47	$21.36	$17.34	$18.68	$15.35
Total return + #	0.06%	(37.75)%	32.81%	(0.02)%	24.16%	(0.48)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$62,214	$64,414	$91,553	$53,647	$42,865	$43,163
Ratios of expenses to average net assets: ^	1.05%	1.01%	1.37%	1.66%	1.15%	1.10%
Ratios of net investment income (loss) to average net assets: ^	1.91%	0.85%	(0.08)%	0.63%	1.81%	1.82%
Portfolio turnover rate (1)	35%	58%	59%	125%	63%	74%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2023	2022	2021	2020	2019	2018	April 30, 2023	2022	2021	2020	2019	2018
	(Unaudited)						(Unaudited)

Net asset value, beginning of year/period	$12.52	$21.48	$17.47	$18.81	$15.46	$15.78	$11.37	$19.78	$16.30	$17.69	$14.54	$14.88
Income (loss) from investment operations:
Net investment income (loss) *	0.11	0.10	(0.07)	0.06	0.26	0.24	0.05	(0.03)	(0.20)	(0.06)	0.13	0.12
Net realized and unrealized gain (loss) !	(0.12)	(7.77)	5.56	(0.13)	3.35	(0.35)	(0.10)	(7.09)	5.16	(0.14)	3.17	(0.34)
Total income (loss) from investment operations	(0.01)	(7.67)	5.49	(0.07)	3.61	(0.11)	(0.05)	(7.12)	4.96	(0.20)	3.30	(0.22)
Less distributions:
Distributions from net investment income	—	—	—	(0.27)	(0.26)	(0.09)	—	—	—	(0.19)	(0.15)	—
Distributions from net realized gains	(0.05)	(1.29)	(1.48)	(1.00)	—	(0.12)	—	(1.29)	(1.48)	(1.00)	—	(0.12)
Total distributions	(0.05)	(1.29)	(1.48)	(1.27)	(0.26)	(0.21)	0.00	(1.29)	(1.48)	(1.19)	(0.15)	(0.12)
Net asset value, end of year/period	$12.46	$12.52	$21.48	$17.47	$18.81	$15.46	$11.32	$11.37	$19.78	$16.30	$17.69	$14.54
Total return + #	(0.08)%	(37.87)%	32.48%	(0.28)%	23.81%	(0.74)%	(0.44)%	(38.38)%	31.50%	(1.08)%	22.97%	(1.50)%
Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$9,739	$9,449	$15,112	$11,196	$9,161	$8,444	$2,330	$2,544	$4,736	$2,998	$2,812	$2,308
Ratios of expenses to average net assets: ^	1.30%	1.27%	1.62%	1.91%	1.40%	1.35%	2.05%	2.02%	2.37%	2.66%	2.15%	2.10%
Ratios of net investment income (loss) to average net assets: ^	1.67%	0.60%	(0.33)%	0.36%	1.56%	1.57%	0.89%	(0.19)%	(1.07)%	(0.36)%	0.79%	0.85%
Portfolio turnover rate (1)	35%	58%	59%	125%	63%	74%	35%	58%	59%	125%	63%	74%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open -end management investment company. The Dunham Funds currently consist of fourteen funds: Dunham Corporate/Government Bond Fund; Dunham Floating Rate Bond Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Small Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham Small Cap Growth Fund; Dunham Emerging Markets Stock Fund; Dunham International Stock Fund; Dunham Dynamic Macro Fund; Dunham Long/Short Credit Fund; Dunham Monthly Distribution Fund; and Dunham Real Estate Stock Fund. With the exception of Dunham Focused Large Cap Growth Fund and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham Long/Short Credit Fund (“Long/Short Credit”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual distribution fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on December 10, 2004 and were formed as a result of tax -free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”) based on the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short-term debt instruments with a remaining maturity of more than 60 days, Debt securities including Bank Loans (other than short-term obligations) are valued each day by an independent pricing service elected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

The Funds may invest in portfolios of open-end, closed-end investment companies and Exchange Traded Funds (“ETFs”) (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by a Fund will not change.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board. Foreign currency and forward currency exchange contracts are valued daily at the London Stock Exchange close each day.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both Emerging Markets Stock and International Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its Valuation Designee based on the Trust’s Procedures. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2023 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities *	$—	$38,777,033	$—	$38,777,033
Corporate Bonds *	—	41,542,443	—	41,542,443
Municipal Bonds	—	3,879,940	—	3,879,940
Non U.S. Government & Agencies	—	1,947,303	—	1,947,303
Term Loans *	—	6,543,679	—	6,543,679
U.S. Government & Agencies	—	28,569,018	—	28,569,018
Short-Term Investment	2,594,194	—	—	2,594,194
Collateral for Securities Loaned	—	1,642,388	—	1,642,388
Total	$2,594,194	$122,901,804	$—	$125,495,998

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$—	$308,191	$—	$308,191
Asset Backed Securities	—	13,032,541	—	13,032,541
Corporate Bonds *	—	11,620,719	—	11,620,719
Term Loans *	—	108,418,352	—	108,418,352
Rights	—	12,176	—	12,176
Warrants	—	52,168	—	52,168
Short-Term Investment	1,157,653	—	—	1,157,653
Collateral for Securities Loaned	—	3,171,340	—	3,171,340
Total	$1,157,653	$136,615,487	$—	$137,773,140

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$—	$—	$1,813,750	$1,813,750
Corporate Bonds *	—	98,114,503	—	98,114,503
Short-Term Investment	4,085,664	—	—	4,085,664
Collateral for Securities Loaned	—	13,508,510	—	13,508,510
Total	$4,085,664	$111,623,013	$1,813,750	$117,522,427

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$62,143	$—	$62,143
Corporate Bonds *	—	32,263,453	—	32,263,453
Non U.S. Government & Agencies	—	12,337,860	—	12,337,860
Short-Term Investment	451,588	—	—	451,588
Collateral for Securities Loaned	—	1,006,616	—	1,006,616
Total Assets	$451,588	$45,670,072	$—	$46,121,660
Assets - Derivatives
Futures Contracts	$323,497	$—	$—	$323,497
Forward Foreign Currency Exchange
Contracts	—	53,626	—	53,626
Total Asset Derivatives	$323,497	$53,626	$—	$377,123
Liabilities - Derivatives
Futures Contracts	$242,313	$—	$—	$242,313
Forward Foreign Currency Exchange
Contracts	—	130,351	—	130,351
Swap Contract	—	164,401	—	164,401
Total Liability Derivatives	$242,313	$294,752	$—	$537,065

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$164,861,182	$—	$—	$164,861,182
Short-Term Investments	3,047,748	—	—	3,047,748
Collateral for Securities Loaned	—	16,175,261	—	16,175,261
Total	$167,908,930	$16,175,261	$—	$184,084,191

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$61,591,643	$—	$—	$61,591,643
Short-Term Investments	666,168	—	—	666,168
Collateral for Securities Loaned	—	18,755,560	—	18,755,560
Total	$62,257,811	$18,755,560	$—	$81,013,371

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$177,904,808	$—	$—	$177,904,808
Short-Term Investment	1,942,417	—	—	1,942,417
Collateral for Securities Loaned	—	25,751,011	—	25,751,011
Total	$179,847,225	$25,751,011	$—	$205,598,236

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$65,924,602	$—	$—	$65,924,602
Short-Term Investment	2,400,870	—	—	2,400,870
Collateral for Securities Loaned	—	18,870,462	—	18,870,462
Total	$68,325,472	$18,870,462	$—	$87,195,934

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

Emerging Markets

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Asset Management	$—	$556,024	$—	$556,024
Automotive	—	662,083	—	662,083
Banking	2,382,576	5,601,117	—	7,983,693
Beverages	124,985	4,377,107	—	4,502,092
Biotech & Pharma	229,751	—	—	229,751
Chemicals	511,296	2,171,308	—	2,682,604
Construction Materials	—	447,181	—	447,181
Consumer Services	—	1,068,389	—	1,068,389
E-Commerce Discretionary	—	8,218,957	—	8,218,957
Electric Utilities	—	8,388	—	8,388
Electrical Equipment	—	1,824,928	—	1,824,928
Engineering & Construction	—	2,765,079	—	2,765,079
Entertainment Content	—	2,438,729	—	2,438,729
Food	—	757,644	—	757,644
Health Care Facilities & Services	—	3,495,220	—	3,495,220
Home & Office Products	—	923,758	—	923,758
Institutional Financial Services	—	1,635,751	—	1,635,751
Insurance	—	3,850,254	—	3,850,254
Internet Media & Services	—	6,416,444	—	6,416,444
Leisure Facilities & Services	—	4,669,839	—	4,669,839
Machinery	—	2,297,821	—	2,297,821
Medical Equipment & Devices	—	1,591,129	—	1,591,129
Oil & Gas Producers	946,242	1,127,902	0	2,074,144
Real Estate Owners & Developers	486,369	597,721	—	1,084,090
Renewable Energy	—	2,130,116	—	2,130,116
Retail - Consumer Staples	1,903,807	1,372,849	0	3,276,656
Retail - Discretionary	—	2,372,101	—	2,372,101
Semiconductors	446,790	12,220,977	—	12,667,767
Specialty Finance	—	3,940,188	—	3,940,188
Technology Hardware	—	10,867,147	—	10,867,147
Technology Services	—	2,926,936	—	2,926,936
Telecommunications	—	3,704,129	—	3,704,129
Transportation & Logistics	—	3,065,598	—	3,065,598
Wholesale - Consumer Staples	—	807,677	—	807,677
Total Common Stocks	7,031,816	100,910,491	—	107,942,307
Preferred Stocks
Technology Hardware	—	526,082	—	526,082
Total Preferred Stock	—	526,082	—	526,082
Warrants	—
Lodging	2,856	11,030	—	13,886
Total Warrants	2,856	11,030	—	13,886
Exchange-Traded Funds	914,871	—	—	914,871
Short-Term Investments	840,779	—	—	840,779
Collateral for Securities Loaned	—	1,171,930	—	1,171,930
Total	$8,790,322	$102,619,533	$—	$111,409,855

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

International Stock

Assets	Level 1	Level 2	Level 3	Total
Closed End Fund
Equity	$1,190,627	$—	$—	$1,190,627
Total Closed End Fund	1,190,627	—	—	1,190,627
Common Stocks
Automotive	—	9,148,864	—	9,148,864
Banking	1,477,736	13,572,644	0	15,050,380
Beverages	120,649	—	—	120,649
Biotech & Pharma	2,098,243	5,730,732	—	7,828,975
Chemicals	432,724	2,303,523	—	2,736,247
Commercial Support Services	—	706,057	—	706,057
Construction Material	—	41,015	—	41,015
Diversifier Industrials	—	1,212,449	—	1,212,449
Electric Utilities	—	625,137	—	625,137
Electrical Equipment	230,976	443,044	—	674,020
Engineering & Construction	—	2,222,876	—	2,222,876
Entertainment Content	—	497,482	—	497,482
Food	—	412,540	—	412,540
Home & Office Products	—	5	—	5
Industrial Intermediate Products	—	1,151	—	1,151
Industrial Support Services	—	236,589	—	236,589
Institutional Financial Services	—	1,887,280	—	1,887,280
Insurance	—	9,051,061	—	9,051,061
Leisure Facilities & Services	276,312	14,377	—	290,689
Machinery	—	2,313,639	—	2,313,639
Medical Equipment & Devices	173,227	719,415	—	892,642
Metal & Mining	1,616,579	2,119,029	0	3,735,608
Oil & Gas Producers	5,523,087	14,158,080	0	19,681,167
Oil & Gas Service & Equipment	—	1,302,625	—	1,302,625
Retail - Consumer Staples	456,696	1,416,070	—	1,872,766
Retail - Discretionary	—	56,316	—	56,316
Semiconductors	2,041,793	6,571,021	—	8,612,814
Software	266,056	927,887	—	1,193,943
Specialty Finance	—	1,300,442	—	1,300,442
Steel	—	270,220	—	270,220
Technology Hardware	148,644	2,749,518	—	2,898,162
Technology Services	457,746	2,808,533	—	3,266,279
Telecommunications	—	7,623,060	—	7,623,060
Tobacco & Cannabis	99,331	—	—	99,331
Transportation & Logistics	232,101	7,406,739	—	7,638,840
Wholesale - Consumer Staples	—	550,712	—	550,712
Wholesale Discretionary	—	902,036	—	902,036
Total Common Stocks	15,651,900	101,302,168	—	116,954,068
Preferred Stocks
Automotive	—	1,959,410	—	1,959,410
Institutional Financial Services	—	304,200	—	304,200
Insurance	—	400,578	—	400,578
Oil & Gas Producers	1,586,243	—	—	1,586,243
Technology Hardware	—	821,315	—	821,315
Total Preferred Stocks	—	—	—	5,071,746
Short-Term Investments	3,415,517	—	—	3,415,517
Collateral for Securities Loaned	—	4,908,591	—	4,908,591
Total	$20,258,044	$106,210,759	$—	$131,540,549

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$17,426,410	$—	$—	$17,426,410
U.S. Government & Agencies	—	16,788,070	—	16,788,070
Short-Term Investments	6,075,433	—	—	6,075,433
Total Assets	$23,501,843	$16,788,070	$—	$40,289,913
Assets - Derivatives
Futures Contracts	$704,752	$—	$—	$704,752
Foreign Currency Exchange Contracts	—	17,491	—	17,491
Total Asset Derivatives	$704,752	$17,491	$—	$722,243
Liabilities - Derivatives
Futures Contracts	$8,126	$—	$—	$8,126
Foreign Currency Exchange Contracts	—	197,037	—	197,037
Total Liability Derivatives	$8,126	$197,037	$—	$205,163

Long/Short Credit

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$—	$—	$5,700	$5,700
Corporate Bonds *	—	108,229,909	—	108,229,909
Term Loans *	—	1,938,059	—	1,938,059
U.S. Government & Agencies	—	102,006,119	—	102,006,119
Short-Term Investment	11,591,388	—	—	11,591,388
Collateral for Securities Loaned	—	9,585,508	—	9,585,508
Total Assets	$11,591,388	$221,759,595	$5,700	$233,356,683
Assets - Derivatives
Credit Default Swap Contracts	$—	$59,060	$—	$59,060
Total Asset Derivatives	$—	$59,060	$—	$59,060
Liabilities - Derivatives
Futures Contracts	$1,329,345	$—	$—	$1,329,345
Credit Default Swap Contracts	—	615,185	—	615,185
Total Return Swap Contracts	—	558,565	—	558,565
Total Liability Derivatives	$1,329,345	$1,173,750	$—	$2,503,095

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Closed-End Fund	$—	$—	$5,752,262	$5,752,262
Common Stocks *	164,488,237	—	72,063	164,560,300
Rights	—	—	1,064,442	1,064,442
Purchased Put Options	—	—	—	—
Short-Term Investment	5,781,858	—	—	5,781,858
Collateral for Securities Loaned	—	13,960,747	—	13,960,747
Total Assets	$170,270,095	$13,960,747	$6,888,767	$191,119,609
Assets-Derivatives
Written Options	$1,657,291	$—	$—	$1,657,291
Total Asset Derivatives	$1,657,291	$—	$—	$1,657,291
Liabilities
Securities Sold Short	$48,258,667	$—	$—	$48,258,667
Total Liabilities	$48,258,667	$—	$—	$48,258,667
Assets - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$221,899	$—	$221,899
Total Asset Derivatives	$—	$221,899	$—	$221,899
Liabilities - Derivatives
Forward Foreign Currency Exchange Contracts	$—	$88,469	$—	$88,469
Total Liability Derivatives	$—	$88,469	$—	$88,469

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$26,350,489	$—	$—	$26,350,489
REITs *	47,807,510	—	—	47,807,510
Short-Term Investment	157,761	—	—	157,761
Collateral for Securities Loaned	—	20,722,245	—	20,722,245
Total	$74,315,760	$20,722,245	$—	$95,038,005

*	See each Fund’s Schedule of Investments for breakdown by industry.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

The following is a reconciliation for the Funds for which Level 3 inputs were used in determining value:

	Beginning		Change in					Net
	balance	Total	unrealized				Net	transfers	Ending
	October 31,	realized	appreciation/		Net		transfers	(out) of	balance April
	2022	gain/(loss)	(depreciation)	Conversion	Purchases	Net Sales	into Level 3	Level 3	30, 2023
High-Yield Bond
Common Stock	$2,317,450	$—	$(503,700)	$—	$—	$—	$—	$—	$1,813,750

Emerging Markets
Magnit PJSC	—	—	—	—	—	—	—	—	—
Gazprom PJSC	—	—	—	—	—	—	—	—	—

International Stock
Sberbank of Russia PJSC	—	—	—	—	—	—	—	—	—
PhosAgro PJSC	—	—	—	—	—	—	—	—	—
Tatneft PJSC	—	—	—	—	—	—	—	—	—
Gazprom PJSC	—	—	—	—	—	—	—	—	—
LUKOIL PJSC	—	—	—	—	—	—	—	—	—
Rosneft Oil Company PJSC	—	—	—	—	—	—	—	—	—
VTB Bank PJSC	—	—	—	—	—	—	—	—	—
MMC Norilsk Nickel PJSC	—	—	—	—	—	—	—	—	—
Gazprom PJSC - ADR	—	—	—	—	—	—	—	—	—

Long/Short Credit
Common Stock	5,700	—	—	—	—	—	—	—	5,700
Preferred Stock	1,950,000	(60,000)	—	—	—	(1,890,000)	—	—	—

Monthly Distribution
Closed End Fund	9,257,933	—	(3,505,671)	—	—	—	—	—	5,752,262
Common Stock	72,063	—	—	—	—	—	46,979	—	119,042
Rights	38,300	74,045	—	—	—	(112,345)	1,125,615	—	1,125,615

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

Quantitative disclosures of unobservable inputs and assumptions used by High-Yield Bond, Long/Short Credit, Monthly Distribution, Emerging Markets Stock and International Stock are below:

Investments in Securities:					Impact to valuation
				Input	from an increase
	Fair Value	Valuation Techniques	Unobservable Input	Range	in input
High-Yield Bond
Common Stock

Hi-Crush*	$1,813,750	Market comparable	Enterprise value/EBITDA	4.2x	Increase
		companies	Market Discount	30%	Decrease
Total Fair Value Securities	$1,813,750
Emerging Markets
Common Stock
Magnit PJSC	$—	Market Approach	Discount for lack of marketability (DLOM)	100%
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Total Fair Value Securities	$—

International Stock
Common Stock
Sberbank of Russia PJSC	$—	Market Approach	Discount for lack of marketability (DLOM)	100%
PhosAgro PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Tatneft PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
LUKOIL PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Rosneft Oil Company PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
VTB Bank PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
MMC Norilsk Nickel PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Gazprom PJSC	—	Market Approach	Discount for lack of marketability (DLOM)	100%
Total Fair Value Securities	$—

Long/Short Credit
Common Stock
NII Holdings, Inc.	$5,700	Broker Quote	Indicative Value	$0.57
Total Fair Value Securities	$5,700
Monthly Distribution
Closed End Fund
Altaba, Inc.	$5,752,262	Broker Quote	Indicative Value	$2.33 - $3.75
Common Stock
NII Holdings, Inc.	72,063	Broker Quote	Indicative Value	$0.30
Pershing Tontine Holdings, Ltd.	46,979	Broker Quote	Indicative Value	$0.10
Rights
ABIOMED, Inc. - CVR	38,300	Broker Quote	Indicative Value	$1.75
Resolute Forest Products, Inc. - CVR	38,300	Broker Quote	Indicative Value	$2.00
Total Fair Value Securities	$5,947,904

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received and are included with the net realized and unrealized gain or loss on investment securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

d. Options – Dynamic Macro and Monthly Distribution are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short -term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds may maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

f. Swap Agreements – International Opportunity Bond, Long/Short Credit and Monthly Distribution may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.

g. Swaps Risk. The Fund may use swaps to enhance returns and manage risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

h. Futures Contracts – International Opportunity Bond, Dynamic Macro, and Long/Short Credit are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

i. Short Sales – The Funds may sell a security that it does not own in anticipation of a decline in the fair value of that security. When the Company sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Company is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Company’s borrowing agreements with broker-dealers are not subject to master netting or similar agreements or collateral agreements.

j. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of April 30, 2023:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Investments in securities	Option contracts written
Interest rate contracts	Unrealized appreciation on futures	Unrealized depreciation on futures
	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of April 30, 2023:

Asset Derivatives Investment Value
	Equity	Currency	Interest Rate	Total at
	Contracts	Contracts	Contracts	April 30, 2023
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$53,626	$—	$53,626
Futures Contracts	—	—	323,497	323,497
Swap Contracts	—	—	164,401	164,401
Dynamic Macro
Futures Contracts	$704,752	$—	$—	$704,752
Forward Foreign Currency Exchange Contracts	—	17,491	—	17,491
Long/Short Credit
Credit Default Swap Contracts	$—	$—	$59,060	$59,060
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$221,899	$—	$221,899

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

Liability Derivatives Investment Value
	Equity	Currency	Interest Rate	Total at
	Contracts	Contracts	Contracts	April 30, 2023
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$130,351	$—	$130,351
Futures Contracts	—	—	242,313	242,313
Dynamic Macro
Forward Foreign Currency Contracts	$—	$197,037	$—	$197,037
Futures Contracts	—	—	8,126	8,126
Long/Short Credit
Total Return Swap Contracts	$558,565	$—	$—	$558,565
Futures Contracts	—	—	1,329,345	1,329,345
Credit Default Swap Contracts	—	—	733,305	733,305
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$88,469	$—	$88,469
Written Options	1,657,291	—	—	1,657,291

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the six months ended April 30, 2023.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest rate contracts	Net realized gain (loss) from: Futures, Purchased options, Written options, Swap contracts, Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures, Purchased options, Written options, Swap contracts, and Forward foreign currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2023:

Realized gain (loss) on derivatives recognized in the Statements of Operations
	Equity	Currency	Interest Rate	Total at
Derivative Investment type	Contracts	Contracts	Contracts	April 30, 2023
International Opportunity Bond
Futures Contracts	$—	$—	$(183,700)	$(183,700)
Forward Foreign Currency Exchange Contracts	—	(1,109,096)	—	(1,109,096)
Swap Contracts	—	—	1,398	1,398
Dynamic Macro
Forward Foreign Currency Contracts	$—	$4,725	$—	$4,725
Futures Contracts	266,597	—	(226,755)	39,842
Purchased Options	(7,611)	—	(177,656)	(185,267)
Long/Short Credit
Futures Contracts	$—	$—	$3,027,939	$3,027,939
Credit Default Swap Contracts	—	—	(1,524,884)	(1,524,884)
Total Return Swap Contracts	158,834	—	—	158,834
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$431,066	$—	$431,066
Purchased Options	(22,856)	—	—	(22,856)
Written Options	694,251	—	—	694,251

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
	Equity	Currency	Interest Rate	Total at April
Derivative Investment type	Contracts	Contracts	Contracts	30, 2023
International Opportunity Bond
Futures Contracts	$—	$—	$138,480	$138,480
Swap Contracts	—	—	(7,544)	(7,544)
Forward Foreign Currency Exchange Contracts	—	(125,019)	—	(125,019)
Dynamic Macro
Forward Foreign Currency Contracts	$—	$(179,546)	$—	$(179,546)
Futures Contracts	749,432	—	5,271	754,703
Purchased Options	(64,987)	—	419,453	354,466
Long/Short Credit
Futures Contracts	$—	$—	$(511,598)	$(511,598)
Credit Default Swap Contracts	—	—	243,361	243,361
Total Return Swap Contracts	(508,332)	—	—	(508,332)
Monthly Distribution
Forward Foreign Currency Exchange Contracts	$—	$(463,666)	$—	$(463,666)
Purchased Options	6,356	—	—	6,356
Written Options	446,119	—	—	446,119

The average notional value of the derivative instruments for the six months ended April 30, 2023 is disclosed below:

	Average Notional Value
	Long	Short	Written	Total Return	Credit Default	Credit Default
	Futures	Futures	Options	Swaps - Long	Swaps - Long	Swaps - Short
International Opportunity Bond	$14,246,899	$10,168,958	$—	$—	$3,475,000	$—
Dynamic Macro	11,841,830	286,489	—	—	—	—
Long/Short Credit	—	41,232,237	—	14,000,000	71,300,000	7,000,000
Monthly Distribution	—	—	21,638,242	—	—	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

k. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and Monthly Distribution policies are to recognize a gross asset or liability equal to the unrealized amounts on futures contracts, forward foreign currency exchange contracts, swaps and written options. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2023.

International Opportunity Bond
					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures	Barclays	$323,497	$—	$323,497	$(323,497)	$—	$—
Forward Foreign Currency Exchange Contracts	Barclays	6,552	—	6,552	(6,552)	—	—
	Capstone Global Markets	36,211	—	36,211	(36,211)	—	—
	JP Morgan Chase	5,306	—	5,306	(5,306)	—	—
Total		$371,566	$—	$371,566	$(371,566)	$—	$—

					Gross Amounts Not Offset in the
					Statements of Assets &
Liabilities:					Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Liabilities Presented		Cash
		Recognized	Assets &	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Futures	Barclays	$(242,313)	$—	$(242,313)	$242,313	$—	$—
Forward Foreign Currency Exchange Contracts	Barclays	(105,993)	—	(105,993)	105,993	—	—
	Citigroup Capital Markets	(8,979)	—	(8,979)	8,979	—	—
	JP Morgan Chase	(9,822)	—	(9,822)	9,822	—	—
Total		$(367,107)	$—	$(367,107)	$367,107	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Dynamic Macro
					Gross Amounts Not Offset in the
					Statements of Assets &
Assets:					Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Assets Presented in		Cash
		Recognized	Statements of	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures	Goldman Sachs	$704,752	$—	$704,752	$(704,752)	$—	$—
Forward Foreign Exchange contracts	US Bank	$17,491	$—	$17,491	$(17,491)
Total		$704,752	$—	$704,752	$(704,752)	$—	$—

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
		Gross	Gross Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Futures	Goldman Sachs	$(8,126)	$—	$(8,126)	$8,126	$—	$—
Forward Foreign Exchange Contracts	US Bank	(197,037)	—	(197,037)	197,037	—	—
Total		$(205,163)	$—	$(205,163)	$205,163	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

Long/Short Credit

					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Credit Default Swaps	Barclays	$27,344	$—	$27,344	$—	$—	$27,344
Credit Default Swaps	Goldman Sachs	31,716	—	31,716	—	—	31,716
Total		$59,060	$—	$59,060	$—	$—	$59,060

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statements of	in the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments (1)	Pledged(1)	Net Amount
Futures Contracts	HSBC	$1,329,345	$—	$1,329,345	$—	$—	$1,329,345
Credit Default Swaps	Barclays	(284,295)	—	(284,295)	—	—	(284,295)
Credit Default Swaps	HSBC	(444,845)	—	(444,845)	—	444,845	—
Credit Default Swaps	JP Morgan	(4,165)	—	(4,165)	—	4,165	—
Total Return Swap	Barclays	(558,565)	—	(558,565)	—	—	(558,565)
Total		$37,475	$—	$37,475	$—	$449,010	$486,485

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

Monthly Distribution Fund
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross
			Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Assets Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Assets	Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	US Bank	$221,899	$—	$221,899	$(88,469)	$—	$133,430
Total		$221,899	$—	$221,899	$(88,469)	$—	$133,430

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross
		Gross	Amounts	Net Amounts of
		Amounts of	Offset in the	Liabilities Presented		Cash
		Recognized	Statements of	in the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets &	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	US Bank	$(88,469)	$—	$(88,469)	$88,469	$—	$—
Written Options	US Bank	(1,657,291)	—	(1,657,291)	1,657,291	—	—
Total		$(1,745,760)	$—	$(1,745,760)	$1,745,760	$—	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

l. Deposits with Broker for Futures, Options and Swaps

Fund	Derivative Type	Broker	Deposit with Broker
International Opportunity Bond	Futures	Barclays	$179,782
Dynamic Macro	Future Options Purchased	Goldman Sachs	940,282
Long/Short Credit	Futures	HSBC	1,032,118
	Swaps	HSBC	788,210
	Swaps	JP Morgan	163,834
Monthly Distribution	Written Options	Morgan Stanley	3,200,000
Monthly Distribution	Securities Sold Short	JP Morgan	3,207,628

m. Exchanged Traded Funds – The Funds may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

n. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income less foreign tax withholding (if any), and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends and foreign tax withholding (If any). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class. The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long -term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

o. Foreign Capital Gains Taxes — Foreign Capital Gains taxes are generally based on either income or gains earned or repatriated cash. Foreign Capital Gains tax is provided in accordance with the Funds’ understanding of applicable country’s tax using a tax service in that country. Each Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned. The Trust is monitoring and recording accrued foreign capital gains tax on appreciated securities of $666,583 as of April 30, 2023, on Emerging Markets as shown on the Statement of Assets and Liabilities. For the six months ended April 30, 2023, Emerging Markets recorded net change in unrealized depreciation on Accrued Foreign Capital Gains Tax on Appreciated Securities of $148,980 as shown on the Statement of Operations.

p. Foreign Tax Reclaims —The Funds are subject to foreign withholding tax imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Funds will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history.

q. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

r. LIBOR Risk – The Funds may invest in securities and other instruments whose interest payments are determined by references to a market reference rate such as the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”). The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On March 5, 2021, ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR rates after publication on June 30, 2023, with the one week and two months USD LIBOR rates to cease after publication on December 31, 2021. The U.S. Federal Reserve, based on the recommendations of the Alternative Reference Rates Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR, a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace USD LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

s. Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the novel coronavirus (COVID -19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds’ portfolio investments.

t. Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less -developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

u. Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability, and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

v. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2020 to 2022 and expected to be taken in tax year 2023 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal and California. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

w. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Long/Short Credit, and Monthly Distribution which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

x. Real Estate Investment Trusts – Real Estate Stock invests primarily in REITs. Distributions from REITs may be characterized as dividends, capital gains, and/or return of capital.

y. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.78% – 0.98%	0.60%	0.18% – 0.38%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro *	0.80% – 1.60%	0.65%	0.25% – 0.95%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%

*	Prior to January 31, 2023, the Sub-Adviser’s portion for Dynamic Macro was 0.40% – 1.10% and the Management fee range w as 1.05% to 1.75%

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub -Adviser only be paid out the monthly Minimum Fee during the first year, the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Corporate/Government Bond	Virtus Fixed Income Advisers, LLC	Bloomberg US Aggregate Bond Index	0.30%	+/-0.15%	0.15%	0.45%
Floating Rate Bond	PineBridge Investments LLC	Morningstar/LSTA U.S. Leveraged Loan 100 Index	0.28%	+/- 0.00%	0.18%	0.38%
High-Yield Bond	PineBridge Investments LLC	Bloomberg U.S. Corporate High Yield Bond Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond	Virtus Fixed Income Advisers, LLC	Bloomberg Global ex US Aggregate Bond Index (Hedged)	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value *	Great Lakes Advisors, LLC.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Small Cap Value	Ziegler Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%
International Stock	Arrow street Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Dynamic Macro **	Vontobel Asset Management, Inc.	Dow Jones Moderately Aggressive Portfolio Index	0.60%	+/- 0.00%	0.25%	0.95%
Long/Short Credit	Metlife Investment Advisors, LLC	BofA Merrill Lynch US 3-month Treasury Bill Index PLUS 300 bps (3.00%)	0.60%	+/- 0.00%	0.05%	1.15%
Monthly Distribution	Grantham, Mayo, Van Otterloo & Co., LLC	Credit Suisse Merger Arbitrage Liquid Index***	0.60%	+/- 0.00%	0.22%	0.98%
Real Estate Stock	American Assets Capital Advisers, LLC	Dow Jones U.S. Real Estate Total Return Index	0.45%	+/- 0.00%	0.15%	0.75%

*	Effective April 3, 2023 Rothschild & Co. Asset Management US, Inc. was acquired by Great Lakes Advisors, LLC, a subsidiary of Wintrust Financial Corp.

**	Effective February 1, 2023, Vontobel Asset Management, Inc. replaced Newton Investment Management North America, LLC as sub-adviser and the Funds Benchmark was changed to Dow Jones Moderately Aggressive Portfolio Index from IQ Hedge Global Macro Beta Index. Prior to January 31, 2023, Newton Investment Management North American, LLC had a Base Fee of 0.75%, a Minimum Fee of 0.40%, and a Maximum Fee of 1.10%.

***	Effective March 1, 2023, the Benchmark Index of the Dunham Monthly Distribution Fund is the Credit Suisse Merger Arbitrage Liquid Index due to the discontinuation of the IQ Hedge Market Neutral Total Return Index in March 2023.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.05% on average net assets between $250 million and $500 million; 0.03% on average net assets over $500 million; and 0.01% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, GFS receives from the Trust a minimum annual fee of $245,000. For providing transfer agent services, GFS receives from the Trust a minimum annual fee of $214,000 plus a per account charge for 75,000 or more accounts.

Blu Giant, LLC, (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from GFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b -1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

	Distributor Sales Charges	12b-1 and Shareholder Service
Fund	Class A	Class A	Class C
Corporate/Government Bond	$136	$13,838	$9,960
Floating Rate Bond	446	22,328	23,407
High-Yield Bond	6,490	15,703	14,137
International Opportunity Bond	7	7,181	3,491
Large Cap Value	21,049	28,457	19,183
Small Cap Value	5,157	9,337	10,533
Focused Large Cap Growth	49,538	31,915	36,225
Small Cap Growth	25,559	13,946	10,377
Emerging Markets Stock	137	21,205	10,710
International Stock	234	23,212	20,371
Dynamic Macro	71	7,001	4,617
Long/Short Credit	8,421	35,534	17,980
Monthly Distribution	5,938	34,410	74,849
Real Estate Stock	9,818	12,193	12,280

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $ 6,250 for each Board meeting attended in-person; $2,500 for all electronically-attended Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $125,750 per annum including an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the six months ended April 30, 2023, certain Funds had portfolio trades executed with a certain brokers pursuant to a commission recapture agreement under which the brokers returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in Commission Recapture in the Funds’ Statements of Operations and will be paid directly by the brokers for the expenses of the Fund. For the six months ended April 30, 2023, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $2,404, Small Cap Value - $35,420, Focused Large Cap Growth - $3,025 and Small Cap Growth - $7,106.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2023 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$59,742,661	$8,406,981	$18,626,403	$4,876,194
Floating Rate Bond	9,262,835	53,973,240	—	—
High-Yield Bond	18,924,625	14,310,374	—	—
International Opportunity Bond	18,362,857	10,065,445	—	—
Large Cap Value	26,030,077	32,540,202	—	—
Small Cap Value	28,288,655	34,720,865	—	—
Focused Large Cap Growth	13,783,231	38,548,493	—	—
Small Cap Growth	39,666,582	53,541,672	—	—
Emerging Markets Stock	30,842,392	34,944,923	—	—
International Stock	38,083,819	63,582,556	—	—
Dynamic Macro	65,157,062	26,751,467	—	—
Long/Short Credit	126,330,943	111,517,456	154,667,995	168,184,662
Monthly Distribution	183,537,695	108,193,484	—	—
Real Estate Stock	32,074,797	33,626,983	—	—

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2023, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Corporate/Government Bond	$132,184,307	$819,900	$(7,508,209)	$(6,688,309)
Floating Rate Bond	146,336,219	621,509	(9,184,588)	(8,563,079)
High-Yield Bond	124,000,288	2,175,250	(8,653,111)	(6,477,861)
International Opportunity Bond	52,508,241	524,392	(6,910,973)	(6,386,581)
Large Cap Value	144,454,632	42,831,378	(3,201,819)	39,629,559
Small Cap Value	79,463,406	6,010,552	(4,460,587)	1,549,965
Focused Large Cap Growth	125,776,388	82,420,467	(2,598,619)	79,821,848
Small Cap Growth	79,802,734	9,956,226	(2,563,026)	7,393,200
Emerging Markets Stock	112,104,987	11,173,130	(11,868,262)	(695,132)
International Stock	128,590,460	17,698,015	(14,747,926)	2,950,089
Dynamic Macro	37,180,829	3,319,595	(210,511)	3,109,084
Long/Short Credit	241,840,986	16,915,369	(25,399,672)	(8,484,303)
Monthly Distribution	216,618,225	9,018,470	(29,806,641)	(20,788,171)
Real Estate Stock	94,318,929	9,653,334	(8,934,258)	719,076

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

6.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the six months ended April 30, 2023 and the year ended October 31, 2022, respectively:

For the six months ended April 30, 2023:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	5,009,676	100,496	(723,996)	4,386,176	736,718	12,954	(88,057)	661,615
Floating Rate Bond	954,513	652,054	(6,114,342)	(4,507,775)	155,329	82,424	(948,148)	(710,395)
High-Yield Bond	1,897,345	357,914	(1,653,403)	601,856	308,676	51,943	(254,171)	106,448
International Opportunity Bond	1,578,359	232,660	(545,126)	1,265,893	238,148	38,335	(75,552)	200,931
Large Cap Value	1,107,366	227,314	(1,481,054)	(146,374)	202,321	31,430	(188,915)	44,836
Small Cap Value	767,735	275,973	(1,047,607)	(3,899)	129,250	39,254	(164,139)	4,365
Focused Large Cap Growth	355,032	—	(1,270,376)	(915,344)	59,024	—	(188,701)	(129,677)
Small Cap Growth	309,691	—	(1,102,888)	(793,197)	59,561	—	(254,398)	(194,837)
Emerging Markets Stock	544,002	17,990	(968,023)	(406,031)	62,915	—	(182,642)	(119,727)
International Stock	389,914	280,741	(2,001,461)	(1,330,806)	180,206	43,071	(513,806)	(290,529)
Dynamic Macro	1,260,958	—	(209,791)	1,051,167	256,700	—	(65,482)	191,218
Long/Short Credit	2,915,474	628,009	(4,162,347)	(618,864)	372,871	85,159	(350,518)	107,512
Monthly Distribution	432,300	203,656	(1,118,727)	(482,771)	53,768	34,042	(168,841)	(81,031)
Real Estate Stock	700,406	35,859	(879,816)	(143,551)	116,661	3,169	(92,887)	26,943

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	43,400	1,742	(31,170)	13,972
Floating Rate Bond	13,661	27,074	(119,613)	(78,878)
High-Yield Bond	26,536	13,758	(50,725)	(10,431)
International Opportunity Bond	18,406	6,280	(17,384)	7,302
Large Cap Value	12,145	5,716	(39,732)	(21,871)
Small Cap Value	7,235	18,052	(36,584)	(11,297)
Focused Large Cap Growth	7,399	—	(63,615)	(56,216)
Small Cap Growth	5,034	—	(49,269)	(44,235)
Emerging Markets Stock	6,452	—	(34,938)	(28,486)
International Stock	4,612	9,975	(51,107)	(36,520)
Dynamic Macro	11,235	—	(15,026)	(3,791)
Long/Short Credit	16,278	9,764	(64,933)	(38,891)
Monthly Distribution	15,776	32,842	(101,471)	(52,853)
Real Estate Stock	13,759	—	(31,637)	(17,878)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

For the year ended October 31, 2022:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	817,831	85,209	(2,281,875)	(1,378,835)	109,812	8,781	(253,792)	(135,199)
Floating Rate Bond	3,679,891	915,144	(5,419,943)	(824,908)	637,236	112,571	(732,330)	17,477
High-Yield Bond	1,624,016	501,164	(2,885,704)	(760,524)	344,626	64,006	(284,942)	123,690
International Opportunity Bond	951,013	279,890	(3,837,865)	(2,606,962)	177,128	40,431	(533,448)	(315,889)
Large Cap Value	2,912,920	446,602	(1,607,735)	1,751,787	479,304	80,548	(590,387)	(30,535)
Small Cap Value	1,408,422	466,893	(1,871,938)	3,377	114,363	79,784	(339,853)	(145,706)
Focused Large Cap Growth	2,781,652	298,894	(814,781)	2,265,765	399,032	72,695	(304,591)	167,136
Small Cap Growth	2,492,192	469,520	(811,754)	2,149,958	354,910	157,070	(423,547)	88,433
Emerging Markets Stock	2,635,295	598,986	(1,364,956)	1,869,325	407,407	116,720	(235,676)	288,451
International Stock	2,020,121	1,112,978	(2,357,528)	775,571	271,053	200,445	(408,971)	62,527
Dynamic Macro	946,512	—	(526,569)	419,943	145,154	—	(74,420)	70,734
Long/Short Credit	9,358,178	824,061	(7,592,535)	2,589,704	1,628,749	112,406	(1,661,504)	79,651
Monthly Distribution	1,218,712	265,639	(2,669,761)	(1,185,410)	148,530	43,269	(290,962)	(99,163)
Real Estate Stock	1,704,276	276,975	(1,103,495)	877,756	187,864	42,937	(179,666)	51,135

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	63,722	1,834	(49,990)	15,566
Floating Rate Bond	145,267	29,211	(137,899)	36,579
High-Yield Bond	41,266	18,328	(89,039)	(29,445)
International Opportunity Bond	18,020	5,847	(45,612)	(21,745)
Large Cap Value	36,731	16,659	(56,451)	(3,061)
Small Cap Value	39,043	25,308	(58,794)	5,557
Focused Large Cap Growth	46,527	30,182	(83,289)	(6,580)
Small Cap Growth	35,698	59,612	(48,074)	47,236
Emerging Markets Stock	27,725	18,531	(39,801)	6,455
International Stock	26,877	45,942	(66,142)	6,677
Dynamic Macro	12,639	—	(20,596)	(7,957)
Long/Short Credit	78,007	14,234	(133,224)	(40,983)
Monthly Distribution	58,752	39,360	(189,647)	(91,535)
Real Estate Stock	24,383	17,077	(57,259)	(15,799)

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year ended October 31, 2022 and October 31, 2021 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2022	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,283,066	$—	$—	$1,283,066
Floating Rate Bond **	9,317,486	—	—	9,317,486
High-Yield Bond **	5,031,200	—	—	5,031,200
International Opportunity Bond **	2,626,747	22,444	—	2,649,191
Large Cap Value	3,915,866	6,478,567	—	10,394,433
Small Cap Value	8,413,359	1,402,225	—	9,815,584
Focused Large Cap Growth	—	16,249,986	219	16,250,205
Small Cap Growth	7,792,974	6,672,424	—	14,465,398
Emerging Markets Stock	10,055,268	1,701,647	52,753	11,809,668
International Stock	15,859,343	9,039,564	—	24,898,907
Dynamic Macro	—	—	—	—
Long/Short Credit **	4,824,117	4,459,491	—	9,283,608
Monthly Distribution **	—	2,080,414	8,864,457	10,944,871
Real Estate Stock	4,858,847	1,798,209	—	6,657,056

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2021	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,245,650	$—	$—	$1,245,650
Floating Rate Bond **	6,071,064	—	—	6,071,064
High-Yield Bond **	4,596,419	—	—	4,596,419
International Opportunity Bond	1,625,612	—	—	1,625,612
Large Cap Value	1,058,479	—	—	1,058,479
Small Cap Value	567,981	—	—	567,981
Focused Large Cap Growth	—	3,869,872	—	3,869,872
Small Cap Growth	4,242,651	5,463,358	—	9,706,009
Emerging Markets Stock *	451,197	—	—	451,197
International Stock *	1,683,689	70,762	—	1,754,451
Dynamic Macro	148,493	—	19	148,512
Long/Short Credit **	3,870,741	—	—	3,870,741
Monthly Distribution **	5,009,573	—	3,079,712	8,089,285
Real Estate Stock	—	6,116,623	—	6,116,623

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $608,514 and $325,296 for fiscal year ended October 31, 2021 for the International Stock Fund and Emerging Markets Fund respectively, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

**	Differences in distributions between the Statement of Changes paid from book and tax on the income funds relate to the adjustments for dividends payable for tax purposes.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

As of each of the Fund’s tax year-ended October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Corporate/Government Bond	$24,329	$—	$—	$(2,712,875)	$(861)	$(10,968,477)	$(13,657,884)
Floating Rate Bond	38,141	—	—	(17,608,536)	(6,941)	(12,973,192)	(30,550,528)
High-Yield Bond	286,052	—	—	(9,319,504)	(3,993)	(11,368,139)	(20,405,584)
International Opportunity Bond	920,661	—	—	(4,926,378)	(328)	(12,130,457)	(16,136,502)
Large Cap Value	2,218,350	1,821,227	—	—	—	34,799,206	38,838,783
Small Cap Value	229,345	4,258,010	—	—	—	3,322,633	7,809,988
Focused Large Cap Growth	—	—	(1,060,493)	(5,341,162)	—	40,846,838	34,445,183
Small Cap Growth	—	—	(351,639)	(13,327,687)	—	(285,671)	(13,964,997)
Emerging Markets Stock	—	—	—	(13,842,922)	—	(20,508,839)	(34,351,761)
International Stock	4,374,807	—	—	(2,486,969)	—	(17,648,250)	(15,760,412)
Dynamic Macro	—	—	(189,104)	(1,866,721)	—	1,934,781	(121,044)
Long/Short Credit	250,513	2,144,449	—	—	(24,592)	(12,343,800)	(9,973,430)
Monthly Distribution	—	—	(2,909,987)	—	(46,343)	(6,732,970)	(9,689,300)
Real Estate Stock	163,478	—	—	(10,656,594)	—	(9,203,740)	(19,696,856)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income and accumulated net realized gain from security transactions are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment of open forward foreign currency, swap and 1256 futures and options contracts, and adjustments for partnerships, perpetual bonds, debt modification, defaulted income bonds, passive foreign investment companies, C Corporation return of capital distributions and dividend payable. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) for the Funds. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and tax adjustments for accrued dividend payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Corporate/Government Bond	$—
Floating Rate Bond	—
High-Yield Bond	—
International Opportunity Bond	—
Large Cap Value	—
Small Cap Value	—
Focused Large Cap Growth	1,060,493
Small Cap Growth	351,639
Emerging Markets Stock	—
International Stock	—
Dynamic Macro	189,104
Long/Short Credit	—
Monthly Distribution	2,909,987
Real Estate Stock	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

At October 31, 2022, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

				Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Utilized
Corporate/Government Bond	$1,842,909	$869,966	$2,712,875	$—
Floating Rate Bond	3,989,496	13,619,040	17,608,536	—
High-Yield Bond	3,573,016	5,746,488	9,319,504	—
International Opportunity Bond	1,875,030	3,051,348	4,926,378	—
Large Cap Value	—	—	—	—
Small Cap Value	—	—	—	—
Focused Large Cap Growth	3,387,897	1,953,265	5,341,162	—
Small Cap Growth	13,126,776	200,911	13,327,687	—
Emerging Markets Stock	11,512,090	2,330,832	13,842,922	—
International Stock	2,486,969	—	2,486,969	—
Dynamic Macro	1,600,090	266,631	1,866,721	—
Long/Short Credit	—	—	—	—
Monthly Distribution	—	—	—	—
Real Estate Stock	10,656,594	—	10,656,594	—

During the fiscal year ended October 31, 2022, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the reclassification of net operating losses, fund distributions, the use of tax equalization credits and adjustments for prior year tax returns resulted in reclassification for the tax year ended October 31, 2022, as follows:

	Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Corporate/Government Bond	$—	$—
Floating Rate Bond	—	—
High-Yield Bond	—	—
International Opportunity Bond	—	—
Large Cap Value	507,753	(507,753)
Small Cap Value	1,103,718	(1,103,718)
Focused Large Cap Growth	(1,958,732)	1,958,732
Small Cap Growth	(802,049)	802,049
Emerging Markets Stock	(24,229)	24,229
International Stock	1,361,474	(1,361,474)
Dynamic Macro	(578,223)	578,223
Long/Short Credit	94,662	(94,662)
Monthly Distribution	(250,921)	250,921
Real Estate Stock	3,781	(3,781)

Net assets were unaffected by the above reclassifications.

8.	LINE OF CREDIT

Currently, the Funds have a $50,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis at rate of Prime less .5%. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. Based only on the days borrowed, the average amount of borrowings outstanding were as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

	Average borrowing	Largest Outstanding		Average
Fund	outstanding	Balance	Loan Outstanding	borrowing rate
Corporate/Government Bond	$—	$—	$—	0.00%
Floating Rate Bond	7,645,667	24,624,000	—	7.18%
High-Yield Bond	630,111	1,561,000	—	7.00%
International Opportunity Bond	272,700	372,000	—	6.75%
Large Cap Value	621,667	2,315,000	—	6.81%
Small Cap Value	889,737	7,593,000	—	6.76%
Focused Large Cap Growth	2,942,500	11,656,000	—	7.36%
Small Cap Growth	—	—	—	0.00%
Emerging Markets Stock	529,184	1,944,000	—	7.10%
International Stock	1,317,536	10,466,000	—	7.11%
Dynamic Macro	—	—	—	0.00%
Long/Short Credit	320,667	661,000	—	7.25%
Monthly Distribution	1,789,000	1,994,000	—	7.50%
Real Estate Stock	244,958	560,000	—	6.98%

The interest expense for all the Funds listed is included in interest expense on the statement of operations.

9.	SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement (“Agreement”) with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. International Stock is below the 105% threshold due to market fluctuation. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank as lending agent and the remainder is paid to the Fund(s).

Securities lending income is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of those transactions are overnight and continuous.

As of April 30, 2023 the below table shows the securities loan and collateral for the loan both of which are presented gross on the Statement of Assets and Liabilities. All individual open security loan transactions were overcollateralized. This cash is invested in the Mount Vernon Liquid Assets Portfolio.

	Market Value of	Market Value of
Fund	Loaned Securities	Collateral
Corporate/Government Bond	$1,619,708	$1,642,388
Floating Rate Bond	3,119,318	3,341,340
High-Yield Bond	13,279,201	13,508,510
International Opportunity Bond (1)	444,950	451,588
Large Cap Value	15,974,227	16,175,261
Small Cap Value	18,524,253	18,755,560
Focused Large Cap Growth	24,465,317	25,751,011
Small Cap Growth	18,560,332	18,870,462
Emerging Markets Stock (1)	1,107,684	1,171,930
International Stock (1)	4,804,499	4,908,591
Dynamic Macro	—	—
Long/Short Credit	9,423,697	9,585,508
Monthly Distribution	13,681,201	13,960,747
Real Estate Stock	19,772,684	20,722,245

(1)	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day, additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2023 (Continued)

10.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020 -04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact if any, of applying this ASU.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Change in Independent Registered Public Accounting Firm (Unaudited)
April 30, 2023

On March 6, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of Dunham Corporate/Government Bond Fund; Dunham Floating Rate Bond Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Small Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham Small Cap Growth Fund; Dunham Emerging Markets Stock Fund; Dunham International Stock Fund; Dunham Dynamic Macro Fund; Dunham Long/Short Credit Fund; Dunham Monthly Distribution Fund; and Dunham Real Estate Stock Fund. each a “Fund” and collectively, the “Funds”. The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the interim period ended March 6, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Fund/Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The registrant requested that BBD furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter is filed as an exhibit hereto.

On March 21, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Fund’s independent registered public accounting firm for the fiscal period ending October 31, 2023.

During the interim period ending March 6, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

ADDITIONAL INFORMATION (Unaudited)
April 30, 2023

Dunham Funds

15(c) Board Considerations

December 19–20, 2022

I.	Background

On December 19–20, 2022, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, (i) the renewal of the investment advisory agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and (ii) the approval and/or renewal of the sub-advisory agreements with various sub -advisers for certain series (the “Funds”). The investment advisory agreement and the sub-advisory agreements collectively are referred to as the “Advisory Agreements.” The Funds and the relevant sub-advisers with sub-advisory agreements up for approval and/or renewal include:

Funds	Sub-Advisory Agreement
Dunham Corporate/Government Bond Fund	[Virtus Fixed Income Advisers, LLC is not up for renewal at this time]
Dunham Dynamic Macro Fund	[Consideration of new sub-advisory agreement with Vontobel Asset Management, Inc. included below]
Dunham Emerging Markets Stock Fund	NS Partners Ltd.
Dunham Floating Rate Bond Fund	PineBridge Investments LLC
Dunham Focused Large Cap Growth Fund	[Consideration of new sub-advisory agreement with The Ithaka Group, LLC included separately]
Dunham High Yield Bond Fund	PineBridge Investments LLC
Dunham International Opportunity Bond Fund	[Virtus Fixed Income Advisers, LLC is not up for renewal at this time]
Dunham International Stock Fund	Arrowstreet Capital, Limited Partnership
Dunham Large Cap Value Fund	Rothschild & Co. Management US, Inc.
Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund)	MetLife Investment Advisors, LLC
Dunham Monthly Distribution Fund [Consideration of renewal of advisory agreement to be addressed at a future meeting]	Grantham, Mayo, Van Otterloo & Co. LLC
Dunham Real Estate Stock Fund	American Assets Capital Advisers LLC
Dunham Small Cap Growth Fund	Pier Capital, LLC
Dunham Small Cap Value Fund	Ziegler Capital Management, LLC

The Independent Trustees had requested and reviewed materials the Adviser and the sub-advisers provided prior to and during the meetings and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to renewal of investment management and sub-advisory agreements and the factors they should consider in evaluating the Advisory Agreements.

Among other information, the Adviser and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements.

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

The Independent Trustees and Fund counsel met in executive sessions to consider the renewal of the Advisory Agreements. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from the Adviser and various Fund sub-advisers.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Investment Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the Advisory Agreement with the Adviser, the Board considered the nature, extent and quality of services that the Adviser provided to the Funds, including the Adviser’s personnel and resources and the Adviser’s criteria for reviewing a sub-adviser’s performance. The Board reviewed the services the Adviser provided in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board concluded that the services the Adviser provided were satisfactory.

Performance. The Board reviewed performance information the Adviser provided for Class N of each Fund compared to the performance of (a) funds in a peer group (the “Peer Group”) (which is a relevant sub -set of funds in a Fund’s Morningstar category), (b) a Morningstar category average and (c) a benchmark index for the one, five and ten year periods or since a Fund’s inception, as applicable, ended September 30, 2022. The Board considered that the Adviser had delegated day-to-day portfolio management of each Fund’s strategy to a sub-adviser and noted the ongoing oversight activities the Adviser performed, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and yearly compliance reviews. The Board concluded that the Adviser appropriately had reviewed and monitored each sub-adviser’s investment performance.

Advisory Fee. The Board reviewed each Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Peer Group and a Morningstar category. The Board discussed that, while the advisory fees do not necessarily have to be the lowest compared to the Peer Groups, it is their duty to evaluate whether the advisory fees are reasonable. The Board noted that the Adviser’s fees range from 0.50% to 0.65%, which, when combined with the sub-adviser fees, are generally higher than the Peer Group averages when a Fund is performing well, but in some cases lower than the Peer Group averages when a Fund is underperforming. The Board concluded that the Adviser’s fee ranges are applied reasonably based on the nature of a Fund (i.e., bond vs. equity, or alternative vs. traditional). The Board observed that currently four Funds are considered “alternative” and generally require enhanced oversight compared to more traditional asset classes. The Board discussed the level of work involved in the Adviser’s oversight of the Funds, the Adviser’s ongoing quantitative and qualitative analysis of each sub-adviser, and the other services that the Adviser provides to the Funds.

The Board also noted:

●	Dunham Corporate/Government Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Dynamic Macro Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Emerging Markets Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Floating Rate Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Focused Large Cap Growth Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

●	Dunham High-Yield Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham International Opportunity Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range in light of the Fund’s atypical other expenses.

●	Dunham International Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Large Cap Value Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category, however, the overall expense ratio was in a reasonable range.

●	Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund): The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category, however, the overall expense ratio was in a reasonable range.

●	Dunham Real Estate Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Growth Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Value Fund: The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category and that the overall expense ratio was in a reasonable range.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that each Fund’s advisory fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that breakpoints may be an appropriate way for the Adviser to share its economies of scale if a Fund experiences substantial asset growth; however, the Board recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the estimated profitability of the Adviser with respect to each Fund. The Board concluded that the estimated profitability of the Adviser in connection with the management of each Fund was reasonable, and at a level to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Funds, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

III.	Sub-Advisory Agreements

Nature, Extent and Quality of Services. In considering the approval and/or renewal of the sub-advisory agreement, as applicable, between each Fund and the Fund’s respective sub-adviser, the Board considered the nature, extent and quality of services the sub-adviser provided under the sub-advisory agreement. The Board reviewed the services the sub-adviser provided, the background of the investment professionals servicing the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed each Fund’s total return compared to the average total returns of the Fund’s Peer Group and Morningstar category averages and benchmark index. The Board also noted:

●         Dunham Emerging Markets Stock Fund: The Board noted that NS Partners Ltd. (“NS Partners”) has served as the Fund’s sub-adviser since April 1, 2019 (while the Fund’s inception date is December 10, 2004). The Board observed that the Fund underperformed its Peer Group average, Morningstar category average, and benchmark index over the one-, five-, and ten-year periods. However, the Board considered that the Fund has performed in line with its

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

Peer Group average, Morningstar category average, and benchmark index for the period since NS Partners began to manage the Fund. The Board concluded that the services NS Partners provided were satisfactory.

●         Dunham Floating Rate Bond Fund: The Board noted that PineBridge Investments LLC (“PineBridge”) has served as the Fund’s sub-adviser since October 1, 2021 (while the Fund’s inception date is November 4, 2013). The Board observed that Fund underperformed its Peer Group average, Morningstar category average, and benchmark index for the one- and five-year and since inception periods, as well as since PineBridge began to manage the Fund. The Board concluded that the service PineBridge provided were satisfactory.

●         Dunham High Yield Bond Fund: The Board noted that PineBridge has served as the Fund’s sub-adviser since July 1, 2017 (while the Fund’s inception date is July 1, 2005). The Board observed that Fund underperformed its benchmark for the five- and ten-year periods, but had outperformed or performed in line with its benchmark since PineBridge began to manage the Fund. The Board concluded that the service PineBridge provided were satisfactory.

●         Dunham International Stock Fund: The Board noted that Arrowstreet Capital, Limited Partnership (“Arrowstreet”) has served as the Fund’s sub-adviser since July 1, 2008 (while the Fund’s inception date is December 10, 2004). The Board observed that the Fund had underperformed its Peer Group average, Morningstar Category average, and benchmark index for the one-year period, but had outperformed its Peer Group average, Morningstar Category average, and benchmark index for the five- and ten-year and since inception periods. The Board concluded that the services Arrowstreet provided were satisfactory.

●         Dunham Large Cap Value Fund: The Board noted that Rothschild & Co. Asset Management U.S. Inc. (“Rothschild”) has served as the Fund’s sub-adviser since July 1, 2015 (while the Fund’s inception date is December 10, 2004). The Board observed the Fund had performed in line with its Peer Group average for the one-year period and with its Morningstar Category average and benchmark index for the five- and ten-year and since inception periods. The Board concluded that the services Rothschild provided were satisfactory.

●         Dunham Long/Short Credit Fund: The Board noted that MetLife Investment Management, LLC (“MetLife”) has served as the Fund’s sub-adviser since July 1, 2018 (while the Fund’s inception date is December 10, 2004). The Board noted that the Fund outperformed its Peer Group average, the Morningstar Category average over all relevant periods, but underperformed its benchmark index for the one-year period and since MetLife began to manage the Fund. The Board concluded that the services MetLife provided were satisfactory.

●         Dunham Monthly Distribution Fund: The Board noted Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has served as the Fund’s sub-adviser since April 1, 2021 (while the Fund’s inception date is September 29, 2008). The Board observed that the Fund underperformed its Peer Group average and Morningstar Category average for the five-and ten-year periods, but had outperformed its Peer Group average, Morningstar Category average, and benchmark index for the one-year period and since GMO began to manage the Fund. The Board concluded that the services GMO provided were satisfactory.

●         Dunham Real Estate Stock Fund: The Board noted that American Assets Capital Advisers LLC (“AACA”) has served as the Fund’s sub-adviser since January 1, 2020 (while the Fund’s inception date is December 10, 2004). The Board observed that the Fund underperformed its Peer Group average, Morningstar Category average, and benchmark index over all time periods, but noted that this underperformance was primarily due to the Fund’s one-year performance. The Board concluded that the services AACA provided were satisfactory.

●         Dunham Small Cap Growth Fund: The Board noted that Pier Capital, LLC (“Pier”) has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board observed that the Fund outperformed its Peer Group average, the Morningstar category average, and its benchmark index over all time periods, aside from the one-year period, during which it underperformed. The Board concluded that the services Pier provided were satisfactory.

●         Dunham Small Cap Value Fund: The Board noted that Ziegler Capital Management LLC (“ZCM”), or a predecessor firm, has served as the Fund’s sub-adviser since July 1, 2013 (while the Fund’s inception date is December 10, 2004). The Board noted that the Fund had outperformed or performed in line with its Peer Group average, Morningstar Category average, and benchmark over the one- and ten-year period and since ZCM began to manage the Fund but had underperformed its Peer Group average and Morningstar Category average for the five-year period. The Board concluded that the services ZCM provided were satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered each Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub -adviser managed. The Board noted that the fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party.

The Board considered the base fee paid to each sub-adviser when the performance of a Fund is equal to that of a specific index plus or minus a “null” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. The Board recognized the unique nature of a

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

performance fee, which results in higher fees when a sub -adviser delivers positive results, and how performance fees should be integrated into their analysis. The Board noted information that the Adviser provided regarding the specific benchmark index used to compute each sub-adviser’s performance fee, how performance adjustments are calculated, and why each Fund’s N-share class (as the class with the most assets) is used for performance calculations.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to a sub-adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns a sub-adviser’s interest with those of Fund shareholders. The Board concluded that each sub-adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance -based fee. The Board agreed that the Adviser successfully had negotiated a favorable base fee with each sub-adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with any of the sub-advisers would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered information provided regarding each sub-adviser’s estimated profitability from providing sub-advisory services to its respective Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits each sub-adviser receives.

IV.	All Agreements

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the approval and/or continuation of the Advisory Agreements, as applicable, are in the best interests of each Fund.

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

Dunham Large Cap Value Fund

15(c) Board Considerations

December 20, 2022

I.	Background

On December 20, 2022, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with Great Lakes Advisors, LLC (“Great Lakes”) on behalf of the Dunham Large Cap Value Fund (the “Fund”). The New Sub-Advisory Agreement would take effect upon the change of control of Rothschild & Co. Asset Management US Inc. (“Rothschild”) when Wintrust Financial Corporation (“Wintrust”), the parent company of Great Lakes, acquires Rothschild (the “Acquisition”). The Acquisition is expected to close in the first quarter of 2023.

In considering the New Sub-Advisory Agreement, the Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and Great Lakes provided prior to and during the meeting and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to the New Sub-Advisory Agreement and the factors they should consider in evaluating the New Sub-Advisory Agreement.

Among other information, the Adviser and Great Lakes provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the New Sub-Advisory Agreement, the Board had received sufficient information to approve the New Sub-Advisory Agreement. The Independent Trustees and Fund counsel also met to consider the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the New Sub-Advisory Agreement be approved. In considering the approval of the New Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the New Sub-Advisory Agreement between the Fund and Great Lakes, the Board considered the nature, extent and quality of services Great Lakes would provide under the New Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board noted in particular that, after the Acquisition, the entire Rothschild investment team, including all team members providing advisory services to the Fund, will remain in place and continue to provide the same investment advisory services to the Fund. The investment discipline, process, tools and models also will remain unchanged. The Board further considered the changes that would be made to the compliance team as a result of the Acquisition. The Board concluded that the services Great Lakes would provide should be satisfactory.

Performance. The Board reviewed the Fund’s total return compared to the average total returns of the Fund’s Peer Group, Morningstar category averages, and benchmark index. The Board noted that Rothschild has served as the Fund’s sub-adviser since July 1, 2015 (while the Fund’s inception date is December 10, 2004). The Board observed the Fund had performed in line with its Peer Group average for the one-year period and with its Morningstar Category average and benchmark index for the five- and ten-year and since inception periods. The Board concluded that the services that Great Lakes would provide should be satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub -advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and Great Lakes, an unaffiliated third party.

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when the Sub-Adviser delivers results, and how performance fees should be integrated into their analysis.

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to the Sub-Adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns the Sub-Adviser’s interest with those of Fund shareholders.

The Board also noted in particular that the Fund’s sub-advisory fee schedule will remain the same after the Sub-Adviser takes over from the current sub-adviser, Rothschild. The Fund will pay a “fulcrum fee” consisting of: a “base fee” of 30 basis points (0.30%) annually; and a “performance fee” at a rate that will vary by up to +/- 20 bps (0.20%). The Board concluded that the Sub-Adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of the Sub-Adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding Great Lakes’ estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and Great Lakes, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits Great Lakes receives.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund.

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

Dunham Focused Large Cap Growth Fund

15(c) Board Considerations

December 20, 2022

I.	Background

On December 20, 2022, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with The Ithaka Group, LLC (“Ithaka”) on behalf of the Dunham Focused Large Cap Growth Fund (the “Fund”). The New Sub-Advisory Agreement would take effect upon the change of control of Ithaka following a change to its ownership group effective December 31, 2022.

In considering the New Sub-Advisory Agreement, the Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and Ithaka provided prior to and during the meeting and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to the New Sub-Advisory Agreement and the factors they should consider in evaluating the New Sub-Advisory Agreement.

Among other information, the Adviser and Ithaka provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the New Sub-Advisory Agreement, the Board had received sufficient information to approve the New Sub-Advisory Agreement. The Independent Trustees and Fund counsel also met to consider the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the New Sub-Advisory Agreement be approved. In considering the approval of the New Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the New Sub-Advisory Agreement between the Fund and Ithaka, the Board considered the nature, extent and quality of services Ithaka would provide under the New Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board discussed the changes to the portfolio management team of the Fund due to the change of firm ownership, noting Mr. Scott O’Gorman would continue to serve as portfolio manager of the Fund and that Ithaka will continue to provide the same investment advisory services to the Fund and that its investment discipline, process, tools and models also will remain unchanged. The Board concluded that the services Ithaka would provide should be satisfactory.

Performance. The Board reviewed the Fund’s total return compared to the average total returns of the Fund’s Peer Group, Morningstar category averages, and benchmark index. The Board noted that Ithaka has served as the Fund’s sub-adviser since December 8, 2011 (the inception date of the Fund). The Board observed the Fund had underperformed its Peer Group, Morningstar category averages, and benchmark index over all relevant time period, but noted Ithaka’s belief in the long-term potential performance of its investment strategy. The Board concluded that the services that Ithaka would provide should be satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub -advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and Ithaka, an unaffiliated third party.

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when the Sub-Adviser delivers results, and how performance fees should be integrated into their analysis.

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to the Sub-Adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns the Sub-Adviser’s interest with those of Fund shareholders.

The Board also noted in particular that the Fund’s sub -advisory fee schedule will remain the same. The Fund will pay a “fulcrum fee” consisting of: a “base fee” of 35 basis points (0.35%) annually; and a “performance fee” at a rate that will vary by up to +/- 15 bps (0.15%). The Board concluded that the Sub-Adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of the Sub-Adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding Ithaka’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and Ithaka, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits Ithaka receives.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the New Sub-Advisory Agreement is in the best interests of the Fund.

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

Dunham Dynamic Macro Fund

15(c) Board Considerations

December 20, 2022

I.	Background

On December 20, 2022, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub -advisory agreement (the “Sub-Advisory Agreement”) with Vontobel Asset Management, Inc. (“Vontobel”) on behalf of the Dunham Dynamic Macro Fund (the “Fund”). The Sub-Advisory Agreement would take effect on or about February 1, 2023.

In considering the Sub-Advisory Agreement, the Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and Vontobel provided prior to and during the meeting. The Independent Trustees also had reviewed a memorandum from Fund counsel that addressed their fiduciary duties pertaining to the new Sub-Advisory Agreement and the factors they should consider in evaluating the Sub-Advisory Agreement.

Among other information, the Adviser and Vontobel provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, sub-advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between the Fund and Vontobel, the Board considered the nature, extent and quality of services Vontobel would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and Vontobel’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board noted in particular that Vontobel has been an SEC-registered investment adviser since 1984 and has managed mutual fund assets since 1992.

The Board concluded that the services that Vontobel would provide should be satisfactory.

Performance. The Board considered the performance of other investment strategies managed by Vontobel.

The Board concluded that the services that Vontobel would provide should be satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that Vontobel managed. The Board considered that the fee schedule was negotiated between the Adviser and Vontobel, an unaffiliated third party.

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when Vontobel delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to Vontobel’s skill, rather than to random performance fluctuations, and the performance fee aligns Vontobel’s interest with those of Fund shareholders.

The Board also noted the Fund will pay a “fulcrum fee” consisting of: a “base fee” of 60 basis points (“bps”) (0. 60%) annually; and a “performance fee” at a rate that will vary by up to +/-35 bps (0.35%). The performance fee will be added to or subtracted from the base fee to arrive at the total fulcrum fee. The comparative index will be the Dow

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

Jones Moderately Aggressive Portfolio Index over the applicable measurement period. The Board concluded that Vontobel’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub -adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with Vontobel, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with Vontobel would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding Vontobel’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and Vontobel, an unaffiliated third party. The Board reviewed materials provided regarding any additional benefits that Vontobel would receive.

Conclusion. Based on all the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

Dunham Monthly Distribution Fund

15(c) Board Considerations

December 22, 2022

I.	Background

On December 22, 2022, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, the renewal of the investment advisory agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) on behalf of the Dunham Monthly Distribution Fund (the “Fund”) (the “Advisory Agreement”).

The Independent Trustees had requested and reviewed materials the Adviser and the sub-advisers provided prior to and during the meetings and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to renewal of the investment advisory agreement and the factors they should consider in evaluating the Advisory Agreement.

Among other information, the Adviser provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement.

The Independent Trustees and Fund counsel met in executive sessions to consider the renewal of the Advisory Agreement. The Board also received information about the Fund throughout the year in connection with the regular quarterly Board meetings from the Adviser.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreement be renewed. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Investment Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the Advisory Agreement with the Adviser, the Board considered the nature, extent and quality of services that the Adviser provided to the Fund, including the Adviser’s personnel and resources and the Adviser’s criteria for reviewing a sub-adviser’s performance. The Board reviewed the services the Adviser provided in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board concluded that the services the Adviser provided were satisfactory.

Performance. The Board reviewed performance information the Adviser provided for Class N of the Fund compared to the performance of (a) funds in a peer group (the “Peer Group”) (which is a relevant sub-set of funds in the Fund’s Morningstar category), (b) a Morningstar category average and (c) a benchmark index for the one, five and ten year periods, ended September 30, 2022. The Board considered that the Adviser had delegated day-to-day portfolio management of the Fund’s strategy to a sub-adviser and noted the ongoing oversight activities the Adviser performed, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and yearly compliance reviews. The Board concluded that the Adviser appropriately had reviewed and monitored the sub-adviser’s investment performance.

Advisory Fee. The Board reviewed the Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Peer Group and a Morningstar category. The Board discussed that, while the advisory fees do not necessarily have to be the lowest compared to the Peer Groups, it is their duty to evaluate whether the advisory fees are reasonable. The Board noted that the Adviser’s fees range from 0.50% to 0.65% for the Dunham Funds in general, which, when combined with the sub-adviser fees, are generally higher than the Peer Group averages when a Fund is performing well, but in some cases lower than the Peer Group averages when a Fund is underperforming. The Board concluded that the Adviser’s fee ranges are applied reasonably based on the nature of a Fund (i.e., bond vs. equity, or alternative vs. traditional).

ADDITIONAL INFORMATION (Unaudited) (Continued)
April 30, 2023

The Board observed that currently four Funds are considered “alternative” and generally require enhanced oversight compared to more traditional asset classes. The Board discussed the level of work involved in the Adviser’s oversight of the Fund, the Adviser’s ongoing quantitative and qualitative analysis of each sub-adviser, and the other services that the Adviser provides to the Fund.

The Board also noted that the Fund’s advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that the Fund’s advisory fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that breakpoints may be an appropriate way for the Adviser to share its economies of scale if the Fund experiences substantial asset growth; however, the Board recognized that the Fund had not yet reached an asset level where the Adviser could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the estimated profitability of the Adviser with respect to the Fund. The Board concluded that the estimated profitability of the Adviser in connection with the management of the Fund was reasonable, and at a level to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Fund, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.

ADDITIONAL INFORMATION (Unaudited) (Continued)

LIQUIDITY RISK MANAGEMENT PROGRAM

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Funds have adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing a Fund’s liquidity risk (i.e., the risk that a Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of a Fund’s investments, (3) determining a Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with a Fund’s illiquid investment limit, and (5) reporting to the Funds’ Board of Trustees. The Board of Trustees designated the Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc. (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in implementing the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Funds’ Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from January 1, 2022 through December 31, 2022. The report concluded that the Program remains reasonably designed to assess and manage a Fund’s liquidity risk, and that during the period the Program was implemented effectively.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	11/01/22	4/30/23	Period*	4/30/23	Period*
Class N:
Corporate/Government Bond Fund	1.13%	$1,000.00	$1,066.30	$5.79	$1,019.19	$5.66
Floating Rate Bond Fund	1.00%	$1,000.00	$1,058.40	$5.13	$1,019.81	$5.03
High-Yield Bond Fund	1.22%	$1,000.00	$1,059.20	$6.24	$1,018.73	$6.12
International Opportunity Bond Fund	1.56%	$1,000.00	$1,113.50	$8.20	$1,017.04	$7.82
Large Cap Value Fund	0.99%	$1,000.00	$1,041.00	$5.03	$1,019.87	$4.98
Small Cap Value Fund	1.57%	$1,000.00	$959.40	$7.62	$1,017.02	$7.84
Focused Large Cap Growth Fund	1.08%	$1,000.00	$1,208.00	$5.90	$1,019.45	$5.40
Small Cap Growth Fund	1.10%	$1,000.00	$1,058.40	$5.63	$1,019.32	$5.53
Emerging Markets Stock Fund	1.14%	$1,000.00	$1,147.40	$6.06	$1,019.16	$5.69
International Stock Fund	1.95%	$1,000.00	$1,200.40	$10.62	$1,015.14	$9.73
Dynamic Macro Fund	1.80%	$1,000.00	$1,057.60	$9.18	$1,015.87	$8.99
Long/Short Credit Fund	0.89%	$1,000.00	$992.80	$4.40	$1,020.38	$4.46
Monthly Distribution Fund	1.21%	$1,000.00	$1,011.90	$6.03	$1,018.80	$6.05
Real Estate Stock Fund	1.05%	$1,000.00	$1,000.60	$5.23	$1,019.57	$5.28
Class A:
Corporate/Government Bond Fund	1.38%	$1,000.00	$1,064.30	$7.04	$1,017.97	$6.89
Floating Rate Bond Fund	1.25%	$1,000.00	$1,057.10	$6.40	$1,018.57	$6.28
High-Yield Bond Fund	1.47%	$1,000.00	$1,058.50	$7.51	$1,017.49	$7.37
International Opportunity Bond Fund	1.81%	$1,000.00	$1,111.90	$9.49	$1,015.80	$9.06
Large Cap Value Fund	1.24%	$1,000.00	$1,039.80	$6.29	$1,018.63	$6.22
Small Cap Value Fund	1.82%	$1,000.00	$958.40	$8.83	$1,015.77	$9.09
Focused Large Cap Growth Fund	1.33%	$1,000.00	$1,206.60	$7.26	$1,018.21	$6.64
Small Cap Growth Fund	1.35%	$1,000.00	$1,056.80	$6.87	$1,018.11	$6.74
Emerging Markets Stock Fund	1.39%	$1,000.00	$1,146.00	$7.38	$1,017.92	$6.94
International Stock Fund	2.20%	$1,000.00	$1,198.50	$11.97	$1,013.90	$10.97
Dynamic Macro Fund	2.05%	$1,000.00	$1,057.20	$10.43	$1,014.65	$10.22
Long/Short Credit Fund	1.06%	$1,000.00	$991.60	$5.26	$1,019.52	$5.33
Monthly Distribution Fund	1.46%	$1,000.00	$1,010.80	$7.27	$1,017.56	$7.30
Real Estate Stock Fund	1.30%	$1,000.00	$999.20	$6.47	$1,018.33	$6.53

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	11/01/22	4/30/23	Period*	4/30/23	Period*
Class C:
Corporate/Government Bond Fund	1.91%	$1,000.00	$1,062.10	$9.77	$1,015.32	$9.55
Floating Rate Bond Fund	1.77%	$1,000.00	$1,054.50	$9.03	$1,016.00	$8.86
High-Yield Bond Fund	1.97%	$1,000.00	$1,054.30	$10.05	$1,015.01	$9.86
International Opportunity Bond Fund	2.31%	$1,000.00	$1,109.40	$12.07	$1,013.35	$11.52
Large Cap Value Fund	1.99%	$1,000.00	$1,036.30	$10.06	$1,014.91	$9.96
Small Cap Value Fund	2.56%	$1,000.00	$954.90	$12.42	$1,012.09	$12.78
Focused Large Cap Growth Fund	2.08%	$1,000.00	$1,201.80	$11.34	$1,014.49	$10.38
Small Cap Growth Fund	2.10%	$1,000.00	$1,052.60	$10.69	$1,014.37	$10.50
Emerging Markets Stock Fund	2.13%	$1,000.00	$1,142.00	$11.31	$1,014.23	$10.64
International Stock Fund	2.95%	$1,000.00	$1,193.60	$16.02	$1,010.19	$14.68
Dynamic Macro Fund	2.78%	$1,000.00	$1,053.30	$14.15	$1,011.01	$13.86
Long/Short Credit Fund	1.89%	$1,000.00	$987.50	$9.32	$1,015.42	$9.45
Monthly Distribution Fund	2.21%	$1,000.00	$1,007.30	$10.99	$1,013.85	$11.02
Real Estate Stock Fund	2.05%	$1,000.00	$995.60	$10.16	$1,014.61	$10.26

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2022).

NOTICE OF PRIVACY POLICY & PRACTICES

Privacy Notice

FACTS	WHAT DO DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call (800) 442-4358 or go to www.dunham.com

Definitions What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc., Dunham Trust Company.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-PORT is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

DUNHAM-SA23

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not required for semi-annual reports.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/7/2023

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 7/7/2023